UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669

                    -----------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    -----------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)

                    -----------------------------------------


       Registrant's Telephone Number, including area code: (800) 282-5706


(Name and Address of Agent for Service)

            E. Keith Wirtz                               with a copy to:
              President                                  Alan G. Priest
          Fifth Third Funds                             Ropes & Gray LLP
      38 Fountain Square Plaza                          One Metro Center
       Cincinnati, Ohio 45263                          700 12th Street NW
                                                            Suite 900
                                                    Washington, DC 20005-3948


Date of fiscal year end: July 31

Date of reporting period:  January 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.


                                                        FIFTH THIRD FUNDS

                      [LOGO]

                                                2009 STOCK AND BOND MUTUAL FUNDS

                                                Semi-Annual Report to
                                                Shareholders January 31, 2009

                                                           Advised by:
                                                           [LOGO FTAM]
                                                  FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:

o     ARE NOT FDIC INSURED
o     HAVE NO BANK GUARANTEE
o     MAY LOSE VALUE

                               TABLE OF CONTENTS

Economic Outlook and Commentary Section ..................................    1
Management Discussion of Fund Performance
Small Cap Growth .........................................................    4
Mid Cap Growth ...........................................................    5
Quality Growth ...........................................................    6
Dividend Growth ..........................................................    7
Micro Cap Value ..........................................................    8
Small Cap Value ..........................................................    9
All Cap Value ............................................................   10
Disciplined Large Cap Value ..............................................   11
Structured Large Cap Plus ................................................   12
Equity Index .............................................................   13
International Equity .....................................................   14
Strategic Income .........................................................   15
Fifth Third LifeModel Aggressive(SM) .....................................   16
Fifth Third LifeModel Moderately Aggressive(SM) ..........................   17
Fifth Third LifeModel Moderate(SM) .......................................   18
Fifth Third LifeModel Moderately Conservative(SM) ........................   19
Fifth Third LifeModel Conservative(SM) ...................................   20
High Yield Bond ..........................................................   21
Total Return Bond ........................................................   22
Short Term Bond ..........................................................   23
Glossary of Terms ........................................................   24
Schedules of Investments .................................................   27
Notes to Schedules of Investments ........................................   81
Statements of Assets and Liabilities .....................................   84
Statements of Operations .................................................   88
Statements of Changes in Net Assets ......................................   92
Statement of Cash Flows ..................................................  114
Financial Highlights .....................................................  116
Notes to Financial Highlights ............................................  138
Notes to Financial Statements ............................................  139
Supplemental Information .................................................  157

                                                              OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Equity and fixed income markets endured incredible turmoil and extreme volatility over the six-month period ended January 31, 2009. Fifth Third Funds shareholders joined most investors around the globe in absorbing broad investment losses.

Within the stock market, declines reported for the six-month period ended January 31, 2009, included:

o     A 33.95% drop for the S&P 500 Index of large cap stocks.

o     A 37.29% drop for the S&P 400 Index of mid cap stocks.

o     A 36.54% drop for the S&P 600 Index of small cap stocks.

o     A 40.75% drop for the MSCI EAFE Index of international stocks.

Frozen credit markets, economic recessions in the U.S. and many other leading industrialized nations and a global crisis of confidence negatively affected most investments outside of U.S. Treasury securities and gold during the period. Amid an all-encompassing aversion to risk, both growth and value-oriented stocks suffered. Globally, emerging market stocks tumbled even farther than those from established international markets.

Like you, we found the period's decline discouraging and, at times, breathtaking. Frankly, we always find it difficult to stomach the evaporation of investors' hard-earned savings. Yet, we believe it is important to remember that there are two sides to every market. Amid the rubble, we believe that opportunities abound for long-term investors with the patience to ride out the turbulent times and the commitment to diversify their portfolios effectively for a future recovery. Keep in mind that history has shown that some of the best investment opportunities occur when investors find it hardest to commit.

Not surprisingly, U.S. Treasury issues -low risk by definition - topped the fixed income markets during the period, dramatically outperforming government agency bonds, corporate bonds and high yield bonds. Demand for U.S. Treasury issues became so strong during the period that select issues were sold with negative yields. Conversely, the performance of bonds collateralized by real estate - regardless of quality - plummeted, while corporate debt received little support as well. Yields on cash investments reflected the Federal Reserve's historic reduction in its primary interest rate, and the yield curve continued to follow a positive slope, albeit from a lower starting point.

To recap, a number of factors undermined the world's financial markets during the recently concluded six-month period, including:

1. The shutdown of the bond market. For much of the period, the fixed income markets were at a virtual standstill, incapable of matching valid buy and sell orders. Outside of U.S. Treasury issues, which thrived amid a flight to quality, the value of existing issues was impossible to ascertain and the new issue docket was nonexistent. This had a detrimental effect on corporations that rely on debt for day-to-day operations. Following New Year's Day, conditions loosened somewhat and resulted in modest levels of activity.

2. The U.S. recession. Officially declared to be 12 months old in December 2008, the U.S. economic recession was reinforced by a contraction in the gross domestic product (GDP) in the third and fourth quarters of the 2008 calendar year. A dismal holiday shopping season contributed to the malaise, as did climbing unemployment numbers.

3. Rapidly decelerating global economic growth rates. While financial market woes derailed European nations, dwindling U.S. consumption levels weighed on Asian exporters. Although governments and regulators worldwide devised relief plans of varied size and scope, such efforts did little to slow the downward momentum of economies contending with faltering fundamentals.

4. Freefalling commodity markets. Shortly after touching an all-time high of more than $140 a barrel in the summer of 2008, oil prices quickly descended through the fall and slid below $40 a barrel. Meanwhile, natural gas, base metals and most grains mirrored the decline in oil prices, as demand withered amid the global economic slowdown. The lone bright spot in the commodity markets was gold, which posted a modest gain due to its reputation as a safe haven in troubled times.

5. Miniscule interest rates on U.S. Treasury issues. Historically known as some of the most secure investments in the world, U.S. Treasury bonds, bills and notes skyrocketed through the closing days of 2008, resulting in low yields, which move inversely to prices. The Federal Reserve exacerbated the swing by cutting its key overnight lending rate to a range of 0.00% to 0.25%.

There's no way to disguise the fact that the past six-month period was incredibly trying for investors. And I know it may be difficult to fathom the thought that stocks and bonds will eventually recover. Using history as a guide, however, we know that financial markets do not tend to linger at lows. In fact, historically, some of the best returns have stemmed from investments made when the landscape was at its dreariest.

Without taking the prospect of the market's rebound for granted, we believe that the family of Fifth Third Funds offers solid investments for the market's ultimate turn. Focused on fundamentally sound equities and bonds, Fifth Third Funds are deftly run by a group of portfolio managers who actively monitor the market's tides and undercurrents - all in an attempt to deliver solid long-term returns to shareholders.

Looking ahead, our expectations on the macro-economic front include:

o A greater sense of normalcy in the bond markets, with riskier issues trading in closer correlation to U.S. Treasury debt, which we predict is poised for a tumble.

o     Flat to modestly positive returns from domestic stocks.

o     Underperforming international stocks, relative to U.S. equities.

o Continued shrinkage in the U.S. GDP through the first half of 2009, followed by signs of recovery in the second half.

o     A bottoming of the U.S. housing market.

o A shrinking hedge fund presence as subpar returns, scandals and increased regulation drive investors from alternative investments back to stocks, bonds and cash.

o A rising personal savings rate and falling consumer spending levels in the U.S.

o     A modest U.S. tax cut.

In closing, market conditions over the six-month period were harsh, and I know it has been tough, at times, to stick to an investment plan. But by investing in a diversified portfolio of fundamentally sound stocks and bonds - such as those we believe are found throughout Fifth Third Funds' offerings - your portfolio could be well-positioned for the eventual return of more favorable market performance.

Sincere thanks for your continued confidence in Fifth Third Funds.

/s/ Keith Wirtz,
----------------------------------
Keith Wirtz,
CFA Chief Investment Officer

(1) TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500 INDEX") IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE STANDARD AND POOR'S MIDCAP 400 INDEX ("S&P 400 INDEX") IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE STANDARD AND POOR'S SMALLCAP 600 INDEX ("S&P 600 INDEX") IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST
(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

                                        2

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                       This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Small Cap Growth Fund (Institutional) declined 41.41% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Growth Index, which dropped 39.06%.

The period proved extremely challenging for equity investors as most major benchmark indices posted significant losses, oil prices sank about $100 a barrel from mid-summer highs and interest rates plummeted. Concurrently, economic fundamentals deteriorated as industrial production levels shrank, millions of lost jobs resulted in an unemployment rate over 7.0% and the gross domestic product declined. Not surprisingly, investors exhibited a significant reduction in risk appetite.

The small cap market was also undermined by a significant amount of hedge fund selling, prompted by the need to fulfill high client redemption levels. By nature, small cap stocks tend to be less liquid than stocks of larger companies, so pricing can be inefficient, especially in the event of a large redemption. Within the period, these types of transactions drove stock prices on some companies far below reasonable valuations.

Such developments hurt the Fund's exposure in the consumer finance industry and contributed to underperformance. Other detractors from Fund performance included an overweight position, relative to the Fund's benchmark, in the information technology sector, and weak stock selection in the semiconductor industry. Lagging picks in the energy sector - the period's worst performer - also detracted from the Fund's performance.

Positive contributors to performance came from holdings in the materials sector, where packaging and chemical companies led the way, and the health care sector, in which the Fund's performance was boosted by an overweight stake and stock selection in the health care provider and services industry.

Throughout the period, the Fund adopted a more defensive tone by decreasing exposure in the financials, consumer discretionary and energy sectors and adding to holdings in the health care and consumer staples sectors. Furthermore, within each sector, a barbell strategy, which features holdings split between steady growth names and companies with higher growth prospects, tempered the Fund's risk profile.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                       6 MONTHS #    1 YEAR    5 YEAR   10 YEAR
                                       -----------   -------   ------   --------
Institutional                           -41.41%      -41.98%   -7.05%   -0.66%
--------------------------------------------------------------------------------
Class A Shares                          -44.46%      -45.15%   -8.26%   -1.44%
--------------------------------------------------------------------------------
Class B Shares                          -44.67%      -45.54%   -8.15%   -1.68%
--------------------------------------------------------------------------------
Class C Shares                          -42.29%      -42.61%   -8.00%   -1.67%
--------------------------------------------------------------------------------
Russell 2000 (R)
Growth Index (1)                        -39.06%      -37.48%   -4.86%   -1.97%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.16% (INSTITUTIONAL SHARES), 1.41% (CLASS A) AND 2.16% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Emergency Medical Services Corp., Class A ..............................  3.27%
Genoptix, Inc. .........................................................  2.74%
American Public Education, Inc. ........................................  2.60%
NuVasive, Inc. .........................................................  2.51%
RRSat Global Communications Network, Ltd. ..............................  2.41%
Aegean Marine Petroleum Network, Inc. ..................................  2.31%
Digital Realty Trust, Inc. .............................................  2.29%
HMS Holdings Corp. .....................................................  2.24%
Rock-Tenn Co., Class A .................................................  2.15%
Psychiatric Solutions, Inc. ............................................  2.09%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Mid Cap Growth Fund (Institutional) declined 40.62% on a net of fee basis, narrowly outperforming to its benchmark, the Russell Midcap(R) Growth Index, which dropped 40.69%.

The period proved extremely challenging for equity investors as most major benchmark indices posted significant losses, oil prices sank about $100 a barrel from mid-summer highs and interest rates plummeted. Concurrently, economic fundamentals deteriorated as industrial production levels shrank, millions of lost jobs resulted in an unemployment rate over 7.0% and the gross domestic product declined. Not surprisingly, investors exhibited a significant reduction in risk appetite across all sectors in the mid cap space.

Against this backdrop, the Fund benefited from stock selection in the consumer discretionary sector, where positions in for-profit education providers outperformed the market. A lack of exposure to the poor performing media sector helped the Fund as well.

Holdings within the energy sector, the worst performing sector during the period, and investments in the equipment and services industry counteracted the drag caused by the Fund's overweight position relative to the benchmark. Wireless telecommunication and insurance stocks also had a positive impact on the Fund.

Poor stock selection in the health care sector detracted from performance, with lagging holdings in the life science tools and services industry proving a drag. An underweight stake in biotechnology firms and no exposure in the pharmaceuticals industry hurt the Fund as well. Holdings in the industrials sector further diminished overall performance as aerospace and defense companies struggled amid a weakening economy and weak financing conditions.

By the period's close, the Fund had adopted a defensive bent, with underweight positions in the economically sensitive consumer discretionary and industrials sectors and a modest overweight in the consumer staples sector. The Fund increased its exposure to the telecommunication services and utilities sectors, while weighting in the information technology sector essentially equaled the Fund's benchmark.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #      1 YEAR   5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -40.62%      -43.62%   -5.66%   -1.41%
--------------------------------------------------------------------------------
Class A Shares                          -43.71%      -46.64%   -6.88%   -2.18%
--------------------------------------------------------------------------------
Class B Shares                          -43.29%      -46.64%   -6.82%   -2.44%
--------------------------------------------------------------------------------
Class C Shares                          -41.41%      -43.74%   -6.58%   -2.37%
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index(1)                         -40.69%      -42.24%   -3.86%   -0.94%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.13% (INSTITUTIONAL SHARES), 1.38% (CLASS A) AND 2.13% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Mid Cap Growth Fund are August 11, 1998, October 11, 2000 and April 24, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Apollo Group, Inc., Class A ............................................  3.41%
Express Scripts, Inc. ..................................................  3.11%
American Tower Corp., Class A ..........................................  2.91%
Stericycle, Inc. .......................................................  2.87%
Burger King Holdings, Inc. .............................................  2.75%
Mettler Toledo International, Inc. .....................................  2.37%
Dollar Tree, Inc. ......................................................  2.15%
Dentsply International, Inc. ...........................................  2.05%
Precision Castparts Corp. ..............................................  2.01%
Noble Corp. ............................................................  1.93%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

QUALITY GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Quality Growth Fund (Institutional) declined 33.75% on a net of fee basis, outperforming its benchmark, the Russell 1000(R) Growth Index, which dropped 34.31%.

Credit concerns, bankruptcies, bank failures and government bailouts dominated the financial headlines during the period, causing market volatility and eroding the confidence of investors. In turn, stocks moved sharply lower, and few securities generated gains other than Treasury bonds. Meanwhile, consumers scaled back on spending, despite a dramatic decline in gasoline prices which followed on the heels of a sharp fall in oil prices.

With all economic sectors dropping in value during the period, the Fund's performance relative to the benchmark benefited from a defensive tilt, including a higher-than-normal cash balance. An overweight position, relative to the benchmark, in the health care sector - one of the better performers in the benchmark - boosted relative returns, as did an underweight stake in the energy sector - one of the period's worst performers. In addition, stock selections in the beleaguered financials sector provided a relative lift.

Detractors from performance included investments in base metals companies, which sagged amid plummeting commodity prices, and an underweight position in the consumer staples sector, which was another group that benefited from investors' defensive shift.

At the period's end, the profit cycle was decelerating, earnings growth was scarce and leadership in the financial markets was indiscernible. Such conditions prompted an emphasis within the Fund on companies that FTAM believes can best weather the struggling economy and deteriorating labor market in the near term. As for the long haul, signs of stabilization in the financial and credit markets must materialize before confidence in the economy's growth potential is restored.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #     1 YEAR    5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -33.75%      -33.42%   -4.58%    -3.33%
--------------------------------------------------------------------------------
Class A Shares                          -37.16%      -36.95%   -5.80%    -4.06%
--------------------------------------------------------------------------------
Class B Shares                          -37.27%      -37.27%   -5.85%    -4.33%
--------------------------------------------------------------------------------
Class C Shares                          -34.76%      -34.18%   -5.55%    -4.26%
--------------------------------------------------------------------------------
Russell 1000(R)
Growth Index(1)                         -34.31%      -36.44%   -4.76%    -5.29%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.10% (INSTITUTIONAL SHARES), 1.35% (CLASS A) AND 2.10% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Quality Growth Fund are August 11, 1998, October 11, 2000 and April 25,1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Microsoft Corp. ........................................................  3.29%
Gilead Sciences, Inc. ..................................................  2.99%
McDonald's Corp. .......................................................  2.90%
International Business Machines Corp. ..................................  2.88%
Baxter International, Inc. .............................................  2.83%
Hewlett-Packard Co. ....................................................  2.73%
Abbott Laboratories ....................................................  2.67%
Kellogg Co. ............................................................  2.57%
Oracle Corp. ...........................................................  2.52%
Johnson & Johnson ......................................................  2.47%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Dividend Growth Fund (Institutional) declined 31.55% on a net of fee basis, outperforming its primary benchmark, the S&P 500(R) Index, which dropped 33.95%.

As the U.S. economy slid deeper into a recession during the period, equities suffered. Rising unemployment crimped consumer demand, which led to scaled back production levels and reduced earnings expectations. Meanwhile, the Federal Reserve slashed its effective federal funds rate to a range between 0.00% and 0.25%. Commodity prices also crashed during the period, most notably in the energy space, where prices of oil and natural gas plummeted from record highs.

Within such a tough environment, defensive sectors such as consumer staples, health care, telecommunication services and utilities led the market on a relative basis. Yet, following the market's lows in mid-November, lower quality names tended to outperform, especially in the financials sector, where investors were encouraged by government intervention efforts.

The Fund's relative performance was aided by stock selection in the financials sector, which finished as the worst performing sector in the benchmark despite the end-of-year rally. More specifically, investments in insurers and higher quality banks provided a lift. Stock selection in the consumer discretionary sector also enhanced relative returns as the Fund capitalized on the "trade down" trend, in which consumers choose less costly options when spending money - for example, visiting a fast food restaurant instead of a sit-down establishment when dining out.

Health care holdings, especially in the insurance and pharmaceutical industries, detracted from Fund performance, as did underweight stakes in the telecommunications and utilities sectors relative to the benchmark.

With the S&P 500 Index's collective dividend payout expected to fall by 13% in 2009, the Fund's focus at the end of the period remains on investing in companies with quality balance sheets, strong cash flows and a high likelihood to maintain, or increase, existing dividends.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Because the Fund may invest in a single industry, its shares do not represent a complete investment program. As a non-diversified Fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #     1 YEAR    5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -31.55%      -35.43%   -4.10%   -7.10%
--------------------------------------------------------------------------------
Class A Shares                          -35.05%      -38.78%   -5.27%   -7.79%
--------------------------------------------------------------------------------
Class B Shares                          -35.30%      -39.26%   -5.41%   -7.96%
--------------------------------------------------------------------------------
Class C Shares                          -32.57%      -36.20%   -5.06%   -8.00%
--------------------------------------------------------------------------------
S&P 500 Index(1)                        -33.95%      -38.63%   -4.24%   -2.65%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 2.02% (INSTITUTIONAL SHARES), 2.27% (CLASS A) AND 3.02% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to March 6, 1998 the quoted performance of the Dividend Growth Fund reflects the performance of the Class A Shares of the Pinnacle Fund. The inception dates for the Institutional, Class B and Class C of the Fund are August 11, 1998, October 11, 2000 and March 9, 1998, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Exxon Mobil Corp. ......................................................  5.67%
Chevron Corp. ..........................................................  3.19%
Johnson & Johnson ......................................................  3.12%
Becton Dickinson & Co. .................................................  2.91%
Wal-Mart Stores, Inc. ..................................................  2.89%
Wisconsin Energy Corp. .................................................  2.58%
United Technologies Corp. ..............................................  2.28%
Abbott Laboratories ....................................................  2.26%
Harris Corp. ...........................................................  2.26%
Procter & Gamble Co. ...................................................  2.19%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Micro Cap Value Fund (Institutional) declined 36.79% on a net of fee basis, compared to its primary benchmark, the Russell Microcap(R) Value Index, which fell 38.49%, and its secondary benchmark, the Russell 2000(R) Value Index, which retreated 35.72%.

The slowing economy and a credit market seizure walloped the stock market through the second half of 2008 and into 2009. As the U.S. slumped deeper into a recession, production and consumption numbers fell while unemployment figures rose. In addition to negatively impacting the financial sector midway through the period, the credit market woes extended to a wide swath of industries that rely on loans to fund short-and long-term operations.

Against this backdrop, the Fund benefited from an overweight position, relative to the primary benchmark, in the defensive health care sector. More specifically, exposure in the biotechnology and health care equipment and supplies industries enhanced relative returns.

Elsewhere, an avoidance of steel, chemical, paper and mining stocks, which were all hit hard by the economic swoon, bolstered the Fund's underweight stake in the materials sector - one of the poorest performers in the primary benchmark. Timely investments in the insurance industry, which recovered quickly following market lows in November, aided returns from the financials sector.

Alternatively, a slight overweight position in the energy sector diminished performance as plummeting oil and natural gas prices dragged down the sector. Exposure to semiconductor capital equipment companies also hindered returns as the information technology sector suffered amid the deteriorating economy.

During the period, the Fund added to stakes in the consumer discretionary and energy sectors, investing in companies with solid fundamentals, but remained decidedly underweight in financials, where uncertainties continue to linger.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                   6 MONTHS #     1 YEAR    5 YEAR     10 YEAR
                                   -----------    -------   ------    ----------
Institutional                        -36.79%      -35.61%   -6.10%      6.01%
--------------------------------------------------------------------------------
Class A Shares                       -39.93%      -38.90%   -7.27%      5.27%
--------------------------------------------------------------------------------
Class B Shares                       -40.15%      -39.38%   -6.96%      5.15%
--------------------------------------------------------------------------------
Class C Shares                       -37.84%      -36.21%   -6.87%      5.27%
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                       -35.72%      -36.47%   -3.43%      4.72%
--------------------------------------------------------------------------------
Russell Microcap(R)
Value Index(1)                       -38.49%      -41.41%   -7.02%      4.94%(2)
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.84% (INSTITUTIONAL SHARES), 2.09% (CLASS A) AND 2.84% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C are August 11, 1998, October 11, 2000 and April 25, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

(2)   The average annual total return since its inception, July 2000.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Overhill Farms, Inc. ...................................................  1.87%
Berkshire Hills Bancorp, Inc. ..........................................  1.82%
Meadowbrook Insurance Group, Inc. ......................................  1.76%
Schweitzer-Mauduit International, Inc. .................................  1.64%
Saia, Inc. .............................................................  1.53%
SeaBright Insurance Holdings, Inc. .....................................  1.52%
Medical Action Industries, Inc. ........................................  1.47%
AXT, Inc. ..............................................................  1.43%
American Bancorp of New Jersey .........................................  1.41%
CBIZ, Inc. .............................................................  1.40%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Small Cap Value Fund (Institutional) declined 37.88% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Value Index, which declined 35.72%.

The period started on a down note as the 2008 commodities boom peaked and started to unwind, due primarily to slowing economies worldwide. Accordingly, energy and materials stocks faltered. In mid-September, the financial market flirted with collapse as Lehman Brothers declared bankruptcy; Merrill Lynch agreed to be purchased by Bank of America and Wall Street icons Goldman Sachs and Morgan Stanley restructured as regulated bank holding companies.

The Fund's performance was diminished by an overweight position, relative to the benchmark, in the energy sector, which was the poorest performer in the benchmark. An underweight stake in the financials sector, which outperformed the broader market, also hurt the Fund, weighed down by lagging positions in real estate investment trusts. Further hindering returns was an underweight stake in the benchmark-leading utilities sector, as well as holdings in the managed care industry, which faced concerns over new levels of government intervention under the new administration.

Positive contributors to relative performance included consumer discretionary sector holdings in auto repair companies and discount retailers as the tight economy prompted consumers to shun new cars and seek bargains. Similarly, the Fund's consumer staples sector holdings benefited from the market's defensive mindset and select materials stocks offered timely lifts.

Over the course of the period, the Fund shifted more of its consumer focus from the discretionary space to the staples arena. It also increased its exposure in the energy sector, where valuations had fallen to very low levels. The Fund remained underweight in the still unstable financials sector.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                            INCEPTION                                   SINCE
                              DATE      6 MONTHS #  1 YEAR    5 YEAR  INCEPTION
                            ---------  -----------  -------   ------  ----------
Institutional                4/1/03     -37.88%     -36.38%   -3.57%    2.88%
--------------------------------------------------------------------------------
Class A Shares               4/1/03     -41.14%     -39.81%   -4.83%    1.69%
--------------------------------------------------------------------------------
Class B Shares               4/1/03     -41.29%     -40.22%   -4.80%    1.74%
--------------------------------------------------------------------------------
Class C Shares               4/1/03     -38.86%     -37.11%   -4.56%    1.81%
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                          -35.72%     -36.47%   -3.43%    4.72%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.29% (INSTITUTIONAL SHARES), 1.54% (CLASS A) AND 2.29% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Schweitzer-Mauduit International, Inc. .................................  3.28%
Cleco Corp. ............................................................  2.70%
Vectren Corp. ..........................................................  2.65%
Iowa Telecommunications Services, Inc. .................................  2.64%
Fresh Del Monte Produce, Inc. ..........................................  2.57%
Platinum Underwriters Holdings, Ltd. ...................................  2.49%
Sybase, Inc. ...........................................................  2.36%
Endurance Specialty Holdings, Ltd. .....................................  2.33%
Schnitzer Steel Industries, Inc., Class A ..............................  2.29%
AAR Corp. ..............................................................  2.28%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

ALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third All Cap Value Fund (Institutional) declined 37.02% on a net of fee basis, compared to its benchmarks, the Russell 3000(R) Value Index, which slid 35.15%, and the Russell Midcap(R) Value Index, which lost 38.92%.

Along with a crumbling economy and stepped-up government relief efforts in the wake of the worsening credit crisis, the period saw the virtual disintegration of Wall Street's investment banks, as Lehman Brothers declared bankruptcy and Goldman Sachs and Morgan Stanley restructured as regulated bank holding companies. Unnerved investors responded by pushing stock prices lower through the first part of the period and riding a recovery rally through the final five weeks of 2008 before selling pressures resumed in January.

Against this backdrop, the Fund struggled through mid-November, but improved through the period's close as a number of holdings with solid fundamentals performed well during the late-year rebound.

Among value stocks in the broader market, high-quality equities from companies with market capitalizations larger than $100 billion fared best during the period. The Fund, with an average weighted market cap of $49 billion, compared to the Russell 3000(R) Value Index's $73 billion, remained skewed toward the middle of the capitalization spectrum, a weighting that detracted from performance related to the benchmark.

From a sector perspective, the Fund's positioning in the energy sector detracted from performance as natural gas producers struggled in the face of plummeting energy prices. Within the financials sector, stakes in large cap money center banks and an overweight position, relative to the benchmark, in insurers further diminished the Fund's returns, as did an underweight position in the utilities sector.

Positive contributors to Fund performance included pharmaceutical stocks and select holdings within the industrials and consumer discretionary sectors, most notably among retail stores that cater to frugal shoppers.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                       6 MONTHS #    1 YEAR    5 YEAR   10 YEAR
                                       -----------   -------   ------   --------
Institutional                           -37.02%      -43.18%   -4.57%    3.83%
--------------------------------------------------------------------------------
Class A Shares                          -40.22%      -46.13%   -5.77%    3.02%
--------------------------------------------------------------------------------
Class B Shares                          -40.17%      -46.25%   -5.74%    2.99%
--------------------------------------------------------------------------------
Class C Shares                          -37.88%      -43.71%   -5.51%    2.99%
--------------------------------------------------------------------------------
Russell 3000(R)
Value Index(1)                          -35.15%      -41.37%   -3.52%    0.38%
--------------------------------------------------------------------------------
Russell Midcap(R)
Value Index(1)                          -38.92%      -42.17%   -2.35%    3.56%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.35% (INSTITUTIONAL SHARES), 1.60% (CLASS A) AND 2.35% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. Prior to April 1, 1999, the quoted performance reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares with an inception date of September 30, 1989. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Advisor Shares and is adjusted for maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the All Cap Value Fund Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Prior to August 13, 2001, the quoted performance of the All Cap Value Fund Advisor Shares reflects the performance of the Fifth Third/ Maxus Equity Fund Investor Shares with an inception date of September 30, 1989.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Exxon Mobil Corp. ......................................................  3.78%
UnitedHealth Group, Inc. ...............................................  3.10%
AT&T, Inc. .............................................................  2.81%
Chevron Corp. ..........................................................  2.68%
JPMorgan Chase & Co. ...................................................  2.49%
Schering-Plough Corp. ..................................................  2.46%
ConocoPhillips .........................................................  2.44%
Forest Laboratories, Inc. ..............................................  2.43%
Qwest Communications International, Inc. ...............................  2.31%
Amgen, Inc. ............................................................  2.21%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Disciplined Large Cap Value Fund (Institutional) declined 34.67% on a net of fee basis, outperforming its benchmark, the Russell 1000(R) Value Index, which dropped 35.10%.

The stock market contracted during the period as the credit crisis continued to unfold and investors grappled with the resulting impact on the overall economy, specific sectors and individual companies. While stocks within growth and value indices generally performed poorly in a similar fashion during the period, larger capitalization equities tended to outperform smaller capitalization stocks, which carry higher risk profiles.

In keeping with the broader market's trend away from riskier investments, the leading sectors within the benchmark were fairly defensive: consumer staples, health care, utilities and telecommunications services. The poorest performing sectors were generally cyclical in nature: financials, materials, industrials, information technology and consumer discretionary.

Compared to the benchmark, the Fund's outperformance stemmed primarily from advantageous sector weightings, namely the Fund's underexposure to the financials sector and an overweight stake in the telecommunication services sector. Stock selection within the health care, industrials and consumer discretionary sectors also added to relative returns.

More broadly, the Fund's cautious posturing with respect to risk proved beneficial, as it was underexposed, relative to the benchmark, to highly leveraged companies, companies with highly variable earnings and those with more volatile trading profiles.

Conversely, sub-benchmark returns among holdings in the financials and materials sectors diminished relative performance. Underexposure to the rallying utilities sector also proved a drag on relative results.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #     1 YEAR   5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -34.67%      -40.20%   -3.54%   -0.46%
--------------------------------------------------------------------------------
Class A Shares                          -38.03%      -43.37%   -4.77%   -1.24%
--------------------------------------------------------------------------------
Class B Shares                          -38.17%      -43.68%   -4.77%   -1.38%
--------------------------------------------------------------------------------
Class C Shares                          -35.64%      -40.83%   -4.49%   -1.42%
--------------------------------------------------------------------------------
Russell 1000(R)
Value Index(1)                          -35.10%      -41.78%   -3.52%    0.05%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.07% (INSTITUTIONAL SHARES), 1.32% (CLASS A) AND 2.07% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The inception dates for the Institutional, Class B and Class C of the Disciplined Large Cap Value Fund are August 11, 1998, October 11, 2000 and January 27, 1997, respectively. Prior to such dates, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B and Class C.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Exxon Mobil Corp. ......................................................  4.74%
AT&T, Inc. .............................................................  4.47%
Chevron Corp. ..........................................................  4.45%
Kraft Foods, Inc., Class A. ............................................  3.62%
Schering-Plough Corp. ..................................................  3.53%
PG&E Corp. .............................................................  3.13%
UnitedHealth Group, Inc. ...............................................  2.98%
Altria Group, Inc. .....................................................  2.80%
Wyeth. .................................................................  2.77%
ConocoPhillips .........................................................  2.77%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Structured Large Cap Plus Fund (Institutional) declined 43.69% on a net of fee basis, trailing its benchmark, the S&P 500(R) Index, which retreated 33.95%, and the Russell 1000(R) Index, which dropped 34.71%.

Legal issues with the Fund's prime broker, Lehman Brothers, Inc., commencing in mid September, impaired Fund performance during the period, as the Fund was unable to actively manage any of its short positions and a susbstantial portion of its long positions. Please refer to Note 12 of the Notes to Financial Statements in this report for further details.

On the macroeconomic front, a reeling financial industry, shrinking economy and rising unemployment negatively impacted equity markets during the period. While banks contending with deeply troubled debt markets struggled to regain stability, consumers and businesses pared back on spending. Soaring jobless numbers contributed to souring confidence and earnings outlooks dimmed marketwide.

For much of the period, the Fund's quantitative approach generated solid returns, relative to the benchmark. Valuation factors, which tended to move in tandem with stocks from the financials and consumer discretionary sectors and had struggled considerably in early 2008, rallied through the first part of the period. After tumbling with the broader market in October and November, these stocks staged several short-lived rebounds whenever the market sensed that a government intervention might resolve the financial crisis. A sustained rally, however, proved elusive.

The other three factor groups - earnings quality, sentiment and capital use - spent much of the period negatively correlated with valuation factors, but still enhanced relative performance. An exception occurred during December as low-quality stocks led the broader market on an impressive rally - a challenging environment for the Fund's quality-oriented model. A subsequent January retreat, however, allowed the Fund to recapture a portion of its relative performance.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                       6 MONTHS #    1 YEAR    5 YEAR   10 YEAR
                                       -----------   -------   ------   --------
Institutional                           -43.69%      -47.52%   -7.79%   -5.36%
--------------------------------------------------------------------------------
Class A Shares                          -46.38%      -50.12%   -8.91%   -6.06%
--------------------------------------------------------------------------------
Class B Shares                          -46.79%      -50.69%   -9.07%   -6.33%
--------------------------------------------------------------------------------
Class C Shares                          -44.30%      -48.05%   -8.71%   -6.31%
--------------------------------------------------------------------------------
Russell 1000(R)
Index(1)                                -34.71%      -39.04%   -4.05%   -2.27%
--------------------------------------------------------------------------------
S&P 500 Index(1)                        -33.95%      -38.63%   -4.24%   -2.65%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES AS WELL AS DIVIDENDS ON SHORT SALES AND EXTRAORDINARY LEGAL EXPENSES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.80% (INSTITUTIONAL SHARES), 2.05% (CLASS A) AND 2.80% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Exxon Mobil Corp. ......................................................  5.59%
Procter & Gamble Co. ...................................................  2.18%
McDonald's Corp. .......................................................  1.94%
Gilead Sciences, Inc. ..................................................  1.91%
AT&T, Inc. .............................................................  1.86%
JPMorgan Chase & Co. ...................................................  1.83%
Intel Corp. ............................................................  1.62%
Altria Group, Inc. .....................................................  1.59%
Qualcomm, Inc. .........................................................  1.49%
Walt Disney Co. (The). .................................................  1.43%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

EQUITY INDEX FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Equity Index Fund (Institutional) declined 33.82% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which fell 33.95%.

The Fund generally seeks to duplicate the returns of the S&P 500 Index, but occasionally, a period of modest outperformance may result from an assortment of factors. One area where an advantage may materialize is in the process surrounding Index membership changes. During the period, 27 index changes occurred, including many due to distress in the financial sector.

More broadly, bond market troubles and a weakened global economy negatively impacted most equities during the period. Values on existing fixed-income investments plunged, which hurt the performance of many large financial companies, and the market for new bonds all but dried up, which brought trading in some industries to a near standstill. Meanwhile, consumers and businesses cut spending as unemployment ratcheted higher and profit outlooks shrank. Tumbling prices on oil, natural gas and other commodities offered little relief.

Against this backdrop, all 10 economic sectors within the S&P 500 Index posted double-digit negative returns. The poorest performer was the financials sector, which contended with a shake-up in the investment banking industry, as well as deteriorating fundamentals due in part to rising delinquencies on residential and commercial mortgages. The worldwide economic slowdown dampened demand for raw goods, which weighed on the materials sector. Similarly, the industrials sector experienced severe shortfalls in growth expectations, which led to falling stock prices.

The best performing sectors included health care and consumer staples, two traditionally defensive areas that tend to attract investors seeking more stable revenues and profits. The telecommunication services sector also performed relatively better than the Fund's benchmark, as two of its largest members raised dividends.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500 Index. The Advisor attempts to track the performance of the S&P 500 Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #     1 YEAR    5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -33.82%      -38.57%   -4.36%   -2.88%
--------------------------------------------------------------------------------
Class A Shares                          -37.22%      -41.80%   -5.58%   -3.63%
--------------------------------------------------------------------------------
Class B Shares                          -37.42%      -42.19%   -5.69%   -3.85%
--------------------------------------------------------------------------------
Class C Shares                          -34.84%      -39.22%   -5.32%   -3.85%
--------------------------------------------------------------------------------
Select Shares                           -33.89%      -38.63%   -4.44%   -2.96%
--------------------------------------------------------------------------------
Preferred Shares                        -33.91%      -38.68%   -4.52%   -3.03%
--------------------------------------------------------------------------------
Trust Shares                            -33.94%      -38.76%   -4.62%   -3.12%
--------------------------------------------------------------------------------
S&P 500 Index(1)                        -33.95%      -38.63%   -4.24%   -2.65%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.62% (INSTITUTIONAL SHARES), 0.87% (CLASS A), 0.70% (SELECT SHARES), 0.77% (PREFERRED SHARES), 0.87% (TRUST SHARES) AND 1.62% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class Band Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Exxon Mobil Corp. ......................................................  5.30%
Procter & Gamble Co. ...................................................  2.22%
Johnson & Johnson ......................................................  2.18%
AT&T, Inc. .............................................................  1.98%
Chevron Corp. ..........................................................  1.95%
Microsoft Corp. ........................................................  1.78%
General Electric Co. ...................................................  1.74%
International Business Machines Corp. ..................................  1.68%
Wal-Mart Stores, Inc. ..................................................  1.44%
Pfizer, Inc. ...........................................................  1.34%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third International Equity Fund (Institutional) declined 42.62% on a net of fee basis, underperforming its benchmark, the MSCI EAFE Index, which fell 40.75%.

Global equities tumbled alongside U.S. stocks during the period, as the world's financial system woes continued and numerous industrialized nations fell into economic recessions. Record-low interest rates and large stimulus packages failed to reverse downward trends across Europe, which contended with severe financial market troubles, and Asia, which struggled amid rapidly shrinking export levels. In addition, sharply retreating commodity prices sapped prospects for many emerging market countries.

Within the Fund, exposure to Japan's industrials sector was a significant detractor from Fund performance. A rally in the Japanese yen, which eroded profits on sales made overseas, exacerbated the negative impact of the drop in global demand for export-reliant manufacturers. Other detractors included holdings in the United Kingdom and Sweden, as well as positions in the materials and consumer discretionary sectors.

Positive contributions relative to the Fund's benchmark came from positions in France, Denmark and Greece, as well as an underweight stake, relative to the benchmark, in the reeling financials sector. A considerable overweight in the telecommunication services sector, especially within Japan, further enhanced relative returns.

Among the four factors that drive stock selection in the quantitative model employed by the Fund - valuation, sentiment, capital use and earnings quality - valuation and earnings quality weighed most heavily on results as poorly performing stocks generally kept faltering. Alternatively, the Fund received a modest lift from sentiment-driven investments that account for long-term momentum swings.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                      6 MONTHS #     1 YEAR    5 YEAR   10 YEAR
                                      -----------    -------   ------   --------
Institutional                           -42.62%      -47.70%   -2.33%   -0.85%
--------------------------------------------------------------------------------
Class A Shares                          -45.59%      -50.48%   -3.61%   -1.57%
--------------------------------------------------------------------------------
Class B Shares                          -45.03%      -50.16%   -3.55%   -1.77%
--------------------------------------------------------------------------------
Class C Shares                          -43.37%      -48.23%   -3.30%   -1.81%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)                      -40.75%      -43.74%   -0.70%   -0.19%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.35% (INSTITUTIONAL SHARES), 1.60% (CLASS A) AND 2.35% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class A Shares were initially offered on August 18, 1994. Class B and Class C Shares were initially offered on October 11, 2000 and April 25, 1996, respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Institutional Shares were initially offered on October 9, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2009*
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

Nestle SA ..............................................................  2.85%
Total SA ...............................................................  2.24%
iShares MSCI EAFE Index Fund ...........................................  2.16%
BP PLC. ................................................................  1.97%
Novartis AG ............................................................  1.95%
Sanofi-Aventis SA ......................................................  1.82%
AstraZeneca PLC ........................................................  1.80%
ENI SpA. ...............................................................  1.68%
Royal Dutch Shell PLC, Class B. ........................................  1.62%
Nippon Telegraph & Telephone Corp. .....................................  1.49%

*     Long-term securities.

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Strategic Income Fund (Institutional) declined 16.39% on a net of fee basis, lagging its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 3.23%.

Amid credit market woes, uneven government intervention efforts and a sliding economic growth rate, the financial industry suffered considerably throughout the period. In turn, preferred stocks, of which approximately 80% are issued by financial companies, tumbled. And with about 40% of its assets invested in preferred stocks, much of the Fund's struggles could be traced to such holdings.

Already lagging the broader market through the first eight months of 2008, preferred stocks took a large hit in early September after the government placed under conservatorship mortgage agencies Fannie Mae and Freddie Mac and the preferred stocks with each paying dividends. Less than two weeks later, Wall Street icon Lehman Brothers Holdings declared bankruptcy and the credit markets all but shut down.

Fearful investors flocked to U.S. Treasury issues, which gained about 12% during the period, and drove relative values on corporate bonds to historic lows. The retreat further hurt Fund performance, as did drops in its dividend-paying stocks.

A bounce off November lows resulted in a rally into the end of 2008, and the Fund focused its preferred stock investment efforts primarily on non-financial entities such as utility and cable companies, and sought to capitalize on other opportunities. Relative performance also benefited from high quality corporate bond positions and investments that advanced as Europe's short-term interest rates fell.

By the period's close, tentative signs of renewed liquidity had emerged, but the ripple effects from the tumultuous September remained. While conditions could result in further near-term market turmoil, the Fund remains focused on delivering a stable stream of income for investors over the long haul.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
                             6 MONTHS #      1 YEAR         5 YEAR       10 YEAR
                             -----------     -------        ------       -------
Institutional                   -16.39%      -24.38%        -2.35%        2.82%
--------------------------------------------------------------------------------
Class A Shares                  -20.69%      -28.32%        -3.57%        1.99%
--------------------------------------------------------------------------------
Class B Shares                  -20.87%      -28.64%        -3.59%        1.89%
--------------------------------------------------------------------------------
Class C Shares                  -17.78%      -25.20%        -3.33%        1.83%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                     3.23%        2.59%         4.30%        5.46%
--------------------------------------------------------------------------------
Barclays Capital
Intermediate Credit
Bond Index(1)                    -1.59%       -3.35%         2.59%        4.88%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.39% (INSTITUTIONAL SHARES), 1.64% (CLASS A) AND 2.39% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

For the period prior to October 22,2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/ Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Prior to September 1, 1998 the quoted performance reflects the performance for the Fifth Third/Maxus Income Fund Investor Shares. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for Advisor Shares and is adjusted to reflect expenses and applicable sales charges for the respective share class. Prior to October 22, 2001, the quoted performance for Advisor Shares reflects the performance of the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Preferred Stocks                                                           39.84
Corporate Bonds                                                            19.61
Foreign Bonds                                                               9.58
Investments in Affiliates                                                   8.02
Mortgage-Backed Securities                                                  7.83
U.S. Government Agencies                                                    5.2
Common Stocks                                                               3.77
Investment Companies                                                        3.37
Asset-Backed Securities                                                     2.78

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FIFTH THIRD LIFEMODEL
AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third LifeModel Aggressive Fund (Institutional) declined 36.31% on a net of fee basis, while its target-neutral index blend, consisting of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Credit Bond Index), fell 31.57%.

Virtually every investment outside of Treasury issues, the U.S. dollar and gold took a sizable hit during the period as economic fundamentals weakened considerably and the U.S. financial system contended with the worst crisis since the Great Depression. Large losses were commonplace among equity holdings and the S&P 500(R) Index suffered an 11-year low. There was little differentiation between large, mid and small cap stocks during the period as all tumbled. From a different angle, value and growth stocks suffered, along with international equities. Sharp declines in commodity prices offered little relief as a rising unemployment rate and shrinking economy sapped consumers' appetite for consumption - both in the U.S. and abroad.

Within the fixed-income markets, demand for Treasury investments soared amid a flight to quality. The rest of the fixed-income market, however, spent most of the period locked up, contributing to setbacks in corporate debt, high yield bonds and any security collateralized by real estate.

Within the Fund, a slightly overweight position, relative to the benchmark targets, in international stocks diminished returns. An overweight position in fixed-income investments aided relative performance, although a limited exposure to Treasury issues proved detrimental.

By the period's end, the severity of the fixed-income log jam had receded somewhat, but equity markets continued to be haunted by economic uncertainties. The new Obama administration started floating stimulus ideas as soon as it arrived in D.C., but the ultimate impact of such initiatives was a large unknown. With signs of a turnaround unlikely until at least the second half of 2009, a well-diversified, high quality portfolio remained an investors' best defense.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 12 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                               INCEPTION                                SINCE
                                  DATE   6 MONTHS #  1 YEAR   5 YEAR  INCEPTION
                               --------- ----------- -------  ------  ---------
Institutional                    8/1/02    -36.31%   -39.94%  -4.40%     1.06%
-------------------------------------------------------------------------------
Class A Shares                   8/1/02    -39.65%   -43.13%  -5.66%    -0.03%
-------------------------------------------------------------------------------
Class B Shares                   8/1/02    -39.37%   -43.10%  -5.65%     0.01%
-------------------------------------------------------------------------------
Class C Shares                   8/1/02    -37.18%   -40.50%  -5.38%     0.03%
-------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                              -35.55%   -40.01%  -5.52%    -0.56%
-------------------------------------------------------------------------------
Barclays Capital
Intermediate Government/
Credit Bond Index(1)                         2.99%     2.48%   4.00%     4.62%
-------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Style
Class Index Blend(1)                       -33.70%   -36.64%  -2.27%     2.55%
-------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Asset
Class Index Blend(1)                       -31.57%   -35.16%  -2.90%     1.71%
-------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.50% (INSTITUTIONAL SHARES), 0.75% (CLASS A) AND 1.50% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Fifth Third International Equity Fund                                      19.01
Fifth Third Structured Large Cap Plus Fund                                 14.27
Fifth Third Disciplined Large Cap Value Fund                               12.65
Fifth Third Quality Growth Fund                                            12.55
Fifth Third All Cap Value Fund                                              9.79
Fifth Third Mid Cap Growth Fund                                             9.19
Fifth Third Total Return Bond Fund                                          8.43
Fifth Third Small Cap Value Fund                                            4.79
Fifth Third Small Cap Growth Fund                                           4.64
Fifth Third Short Term Bond Fund                                            2.97
Fifth Third Institutional Money Market Fund                                 1.09
Fifth Third High Yield Bond Fund                                            0.62

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FIFTH THIRD LIFEMODEL
MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional) declined 29.79% on a net of fee basis, while its target-neutral index blend, consisting of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Credit Bond Index), fell 24.75%.

Virtually every investment outside of Treasury issues, the U.S. dollar and gold took a sizable hit during the period as economic fundamentals weakened considerably and the U.S. financial system contended with the worst crisis since the Great Depression. Large losses were commonplace among equity holdings and the S&P 500(R) Index suffered an 11-year low. There was little differentiation between large, mid and small cap stocks during the period as all tumbled. From a different angle, value and growth stocks suffered, along with international equities. Sharp declines in commodity prices offered little relief as a rising unemployment rate and shrinking economy sapped consumers' appetite for consumption - both in the U.S. and abroad.

Within the fixed-income markets, demand for Treasury investments soared amid a flight to quality. The rest of the fixed-income market, however, spent most of the period locked up, contributing to setbacks in corporate debt, high yield bonds and any security collateralized by real estate.

Within the Fund, a slightly overweight position, relative to the benchmark targets, in international stocks diminished returns. An overweight position in fixed-income investments aided relative performance, although a limited exposure to Treasury issues proved detrimental.

By the period's end, the severity of the fixed-income log jam had receded somewhat, but equity markets continued to be haunted by economic uncertainties. The new Obama administration started floating stimulus ideas as soon as it arrived in D.C., but the ultimate impact of such initiatives was a large unknown. With signs of a turnaround unlikely until at least the second half of 2009, a well-diversified, high quality portfolio remained an investors' best defense.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 12 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                               INCEPTION                                 SINCE
                                 DATE    6 MONTHS #   1 YEAR   5 YEAR  INCEPTION
                               --------- ----------- --------  ------  ---------
Institutional                   8/1/02     -29.79%    -33.52%  -3.01%      2.13%
--------------------------------------------------------------------------------
Class A Shares                  8/1/02     -33.36%    -36.91%  -4.23%      1.08%
--------------------------------------------------------------------------------
Class B Shares                  8/1/02     -33.24%    -37.05%  -4.26%      1.12%
--------------------------------------------------------------------------------
Class C Shares                  8/1/02     -30.72%    -34.15%  -3.96%      1.13%
--------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                              -35.55%    -40.01%  -5.52%     -0.56%
--------------------------------------------------------------------------------
Barclays Capital
Intermediate Government/
Credit Bond Index(1)                         2.99%      2.48%   4.00%      4.62%
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Style Class Index Blend(1)                 -26.74%    -29.27%  -0.76%      3.18%
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Asset Class Index Blend(1)                 -24.75%    -27.86%  -1.25%      2.52%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.48% (INSTITUTIONAL SHARES), 0.73% (CLASS A) AND 1.48% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS(1)

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                         25.77
Fifth Third International Equity Fund                                      14.28
Fifth Third Structured Large Cap Plus Fund                                 10.46
Fifth Third Short Term Bond Fund                                            9.51
Fifth Third Quality Growth Fund                                             9.27
Fifth Third Disciplined Large Cap Value Fund                                9.09
Fifth Third All Cap Value Fund                                              6.81
Fifth Third Mid Cap Growth Fund                                             6.42
Fifth Third Small Cap Value Fund                                            3.38
Fifth Third Small Cap Growth Fund                                           3.25
Fifth Third High Yield Bond Fund                                            1.68
Fifth Third Institutional Money Market Fund                                 0.08

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FIFTH THIRD LIFEMODEL
MODERATE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third LifeModel Moderate Fund (Institutional) declined 22.74% on a net of fee basis, while its target-neutral index blend, consisting of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Credit Bond Index), fell 17.45%.

Virtually every investment outside of Treasury issues, the U.S. dollar and gold took a sizable hit during the period as economic fundamentals weakened considerably and the U.S. financial system contended with the worst crisis since the Great Depression. Large losses were commonplace among equity holdings and the S&P 500(R) Index suffered an 11-year low. There was little differentiation between large, mid and small cap stocks during the period as all tumbled. From a different angle, value and growth stocks suffered, along with international equities. Sharp declines in commodity prices offered little relief as a rising unemployment rate and shrinking economy sapped consumers' appetite for consumption - both in the U.S. and abroad.

Within the fixed-income markets, demand for Treasury investments soared amid a flight to quality. The rest of the fixed-income market, however, spent most of the period locked up, contributing to setbacks in corporate debt, high yield bonds and any security collateralized by real estate.

Within the Fund, an overweight position, relative to the benchmark targets, in fixed income investments aided relative performance, although a limited exposure to Treasury issues proved detrimental. An underweight exposure to equities of all types further enhanced relative returns.

By the period's end, the severity of the fixed-income log jam had receded somewhat, but equity markets continued to be haunted by economic uncertainties. The new Obama administration started floating stimulus ideas as soon as it arrived in D.C., but the ultimate impact of such initiatives was a large unknown. With signs of a turnaround unlikely until at least the second half of 2009, a well-diversified, high quality portfolio remained an investors' best defense.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 12 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                INCEPTION                                SINCE
                                  DATE   6 MONTHS #   1 YEAR   5 YEAR  INCEPTION
                                -------- -----------  -------  ------  ---------
Institutional                     8/1/02    -22.74%   -26.57%  -1.65%     1.95%
--------------------------------------------------------------------------------
Class A Shares                    8/1/02    -26.70%   -30.46%  -2.90%     0.89%
--------------------------------------------------------------------------------
Class B Shares                    8/1/02    -26.74%   -30.67%  -2.94%     0.93%
--------------------------------------------------------------------------------
Class C Shares                    8/1/02    -23.82%   -27.29%  -2.63%     0.94%
--------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                               -35.55%   -40.01%  -5.52%    -0.56%
--------------------------------------------------------------------------------
Barclays Capital
Intermediate
Government/
Credit Bond Index(1)                          2.99%     2.48%   4.00%     4.62%
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Style
Class Index Blend(1)                        -19.26%   -21.30%   0.68%     3.71%
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Asset
Class Index Blend(1)                        -17.45%   -19.96%   0.33%     3.25%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.43% (INSTITUTIONAL SHARES), 0.68% (CLASS A) AND 1.43% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                         40.75
Fifth Third Short Term Bond Fund                                           15.57
Fifth Third International Equity Fund                                       8.96
Fifth Third Structured Large Cap Plus Fund                                  6.13
Fifth Third Disciplined Large Cap Value Fund                                5.95
Fifth Third Quality Growth Fund                                             5.93
Fifth Third All Cap Value Fund                                              4.61
Fifth Third Mid Cap Growth Fund                                             4.31
Fifth Third High Yield Bond Fund                                            2.72
Fifth Third Small Cap Value Fund                                            2.25
Fifth Third Small Cap Growth Fund                                           2.02
Fifth Third Institutional Money Market Fund                                  0.8

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third LifeModel Moderately Conservative Fund (Institutional) declined 19.67% on a net of fee basis, while its target-neutral index blend, consisting of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Credit Bond Index), fell 13.62%.

Virtually every investment outside of Treasury issues, the U.S. dollar and gold took a sizable hit during the period as economic fundamentals weakened considerably and the U.S. financial system contended with the worst crisis since the Great Depression. The widespread turmoil drove many to the safety of Treasury investments, which soared. The rest of the fixed-income market, however, spent most of the period locked up, contributing to setbacks in corporate debt, high yield bonds and any security collateralized by real estate.

Among equities, large losses were commonplace and the S&P 500 Index suffered an 11-year low. There was little differentiation between large-, mid- and small-cap stocks during the period as all tumbled. From a different angle, value and growth stocks suffered similarly, along with international equities. Sharp declines in commodity prices offered little relief as a rising unemployment rate and shrinking economy sapped consumers' appetite for consumption - both in the U.S. and abroad.

Within the Fund, an overweight position, relative to the benchmark targets, in fixed-income investments aided relative performance, although a limited exposure to Treasury issues proved detrimental. An underweight exposure to large cap equities further enhanced relative returns, while a slight overweight in small cap stocks detracted from performance.

By the period's end, the severity of the fixed income logjam had receded somewhat, but equity markets continued to be haunted by economic uncertainties. The new Obama Administration started floating stimulus ideas as soon as it arrived in D.C., but the ultimate impact of such initiatives was a large unknown. With signs of a turnaround unlikely until at least the second half of 2009, a well-diversified, high quality portfolio remained an investors' best defense.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 12 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                      INCEPTION                                          SINCE
                        DATE      6 MONTHS #      1 YEAR     5 YEAR    INCEPTION
                      --------    -----------     ------     ------    ---------
Institutional          8/1/02       -19.67%       -23.35%     -1.24%     1.64%
--------------------------------------------------------------------------------
Class A Shares         8/1/02       -23.79%       -27.51%     -2.52%     0.56%
--------------------------------------------------------------------------------
Class B Shares         8/1/02       -23.80%       -27.71%     -2.54%     0.61%
--------------------------------------------------------------------------------
Class C Shares         8/1/02       -20.83%       -24.21%     -2.24%     0.62%
--------------------------------------------------------------------------------
Dow Jones Wilshire
--------------------------------------------------------------------------------
5000 Index(1)                       -35.55%       -40.01%     -5.52%    -0.56%
--------------------------------------------------------------------------------
Barclays Capital
Intermediate
Government/
Credit Bond Index(1)                  2.99%         2.48%      4.00%     4.62%
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Style Class
Index Blend(1)                      -15.32%       -17.08%      1.37%     3.94%
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Asset Class
Index Blend(1)                      -13.62%       -15.79%      1.09%     3.57%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.56% (INSTITUTIONAL SHARES), 0.81% (CLASS A) AND 1.56% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                         46.82
Fifth Third Short Term Bond Fund                                           16.14
Fifth Third International Equity Fund                                       6.73
Fifth Third Structured Large Cap Plus Fund                                  6.28
Fifth Third Mid Cap Growth Fund                                             4.15
Fifth Third Quality Growth Fund                                             3.99
Fifth Third All Cap Value Fund                                              3.69
Fifth Third Disciplined Large Cap Value Fund                                3.69
Fifth Third High Yield Bond Fund                                            3.43
Fifth Third Small Cap Value Fund                                            2.27
Fifth Third Small Cap Growth Fund                                           2.09
Fifth Third Institutional Money Market Fund                                 0.72

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third LifeModel Conservative Fund (Institutional) declined 13.05% on a net of fee basis, while its target-neutral index blend, consisting of the the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate Government/Credit Bond Index), fell 5.58%.

Virtually every investment outside of Treasury issues, the U.S. dollar and gold took a sizable hit during the period as economic fundamentals weakened considerably and the U.S. financial system contended with the worst crisis since the Great Depression. The widespread turmoil drove many to the safety of Treasury investments, which soared. The rest of the fixed-income market, however, spent most of the period locked up, contributing to setbacks in corporate debt, high yield bonds and any security collateralized by real estate.

Among equities, large losses were commonplace and the S&P 500 Index suffered an 11-year low. There was little differentiation between large, mid and small cap stocks during the period as all tumbled. From a different angle, value and growth stocks suffered similarly, along with international equities. Sharp declines in commodity prices offered little relief as a rising unemployment rate and shrinking economy sapped consumers' appetite for consumption - both in the U.S. and abroad.

Within the Fund, an overweight position, relative to the benchmark targets, in fixed income investments aided relative performance, although a limited exposure to Treasury issues proved detrimental. An underweight exposure, relative to the benchmark, to equities of all types further contributed positively to performance, as did a small cash position.

By the period's end, the severity of the fixed-income log jam had receded somewhat, but equity markets continued to be haunted by economic uncertainties. The new Obama administration started floating stimulus ideas as soon as it arrived in D.C., but the ultimate impact of such initiatives was a large unknown. With signs of a turnaround unlikely until at least the second half of 2009, a well-diversified, high quality portfolio remained an investors' best defense.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 12 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                         INCEPTION                                      SINCE
                           DATE     6 MONTHS #     1 YEAR    5 YEAR   INCEPTION
                         --------   -----------    ------    ------    ---------
Institutional             8/1/02      -13.05%      -16.94%    -0.36%     1.88%
--------------------------------------------------------------------------------
Class A Shares            8/1/02      -17.42%      -21.20%    -1.60%     0.83%
--------------------------------------------------------------------------------
Class B Shares            8/1/02      -17.56%      -21.69%    -1.68%     0.88%
--------------------------------------------------------------------------------
Class C Shares            8/1/02      -14.23%      -17.77%    -1.36%     0.88%
--------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                         -35.55%      -40.01%    -5.52%    -0.56%
--------------------------------------------------------------------------------
Barclays Capital
Intermediate Government/
Credit Bond Index(1)                    2.99%        2.48%     4.00%     4.62%
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Style
Class Index Blend(1)                   -7.03%       -8.13%     2.70%     4.31%
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Asset
Class Index Blend(1)                   -5.58%       -6.98%     2.57%     4.14%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.63% (INSTITUTIONAL SHARES), 0.88% (CLASS A) AND 1.63% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                          58.1
Fifth Third Short Term Bond Fund                                            22.3
Fifth Third High Yield Bond Fund                                            4.01
Fifth Third International Equity Fund                                       3.08
Fifth Third Structured Large Cap Plus Fund                                  2.88
Fifth Third Disciplined Large Cap Value Fund                                1.69
Fifth Third Quality Growth Fund                                             1.66
Fifth Third All Cap Value Fund                                              1.64
Fifth Third Institutional Money Market Fund                                 1.55
Fifth Third Mid Cap Growth Fund                                             1.49
Fifth Third Small Cap Value Fund                                            0.84
Fifth Third Small Cap Growth Fund                                           0.76

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third High Yield Bond Fund (Institutional) declined 18.01% on a net of fee basis, outperforming its benchmark, the Merrill Lynch High Yield Master Index, which fell 20.05%.

High yield bonds endured a dismal 2008. As the U.S. economy deteriorated, the credit markets collapsed, confidence in the financial system vanished, and investors fled securities perceived as risky, including high yield bonds. Emotion-driven trading compounded fundamental weaknesses and pushed the rates on high yield bonds to extreme highs compared to U.S. Treasury issues, which offered little yield in return for perceived security.

While buffeted by the market's extreme volatility, the Fund outperformed its benchmark due largely to an emphasis on higher quality bonds in the high yield space. Additionally, both security selection and sector weightings contributed to relative returns.

More specifically, overweight positions, relative to the benchmark, in the health care and utilities sectors enhanced performance. An underweight position in the beleaguered financials sector further proved beneficial, along with limited exposure in the gaming industry, which suffered from recent overbuilding and a reduction in leisure spending resulting from the slowing economy.

Detractors included security selection in the automotive industry. Adhering to a more defensive approach, the Fund's exposure in the struggling group lagged a year-end rally which occurred as the federal government weighed a bailout plan for the Big Three automakers.

Considering current economic conditions and the uncertainty in the near-term outlook, high yield bond default rates are likely to increase significantly in the coming quarters. As a result, volatility rates will likely remain high, especially among lower quality issues. During such turbulent times, the Fund's adviser expects to remain focused on the higher quality end of the high yield spectrum, with an emphasis on generating long-term, risk-adjusted, attractive returns with lower volatility than the broader market.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund are subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                   INCEPTION                             SINCE
                                     DATE      6 MONTHS #   1 YEAR     INCEPTION
                                   ---------   -----------  ------     ---------
Institutional                      11/29/05     -18.01%     -17.67%     -2.99%
--------------------------------------------------------------------------------
Class A Shares                     11/29/05     -22.10%     -21.91%     -4.86%
--------------------------------------------------------------------------------
Class B Shares                     11/29/05     -22.35%     -22.26%     -4.71%
--------------------------------------------------------------------------------
Class C Shares                     11/29/05     -19.22%     -18.48%     -3.97%
--------------------------------------------------------------------------------
Merrill Lynch High
Yield Master Index(1)                           -20.05%     -21.18%     -3.45%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 1.23% (INSTITUTIONAL SHARES), 1.48% (CLASS A) AND 2.23% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

Corporate Bonds                                                            88.17
Foreign Bonds                                                              11.69
Preferred Stocks                                                            0.14

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Total Return Bond Fund (Institutional) declined 7.07% on a net of fee basis, trailing its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 3.23%.

As the global financial system hovered near collapse through much of the period, the U.S. fixed-income market essentially shut down. Aside from Treasury issues, which attracted nervous investors seeking security, few bonds were successfully traded on a regular basis, and virtually anything collateralized by real estate received little to no buying interest. As a result of the lack of trading in fixed-income securities, third-party pricing services had trouble assessing the true value of many fixed-income assets.

Conditions eased after the New Year and contributed to a rally among many non-Treasury issues. Increased trading levels mitigated some of the difficulties in valuing fixed-income securities. Challenges remained, however, as some of Wall Street's traditional sources of financing -investment banks such as the defunct Bear Stearns, the bankrupt Lehman Brothers and the acquired Merrill Lynch - had vanished and many investors remained risk averse.

Amid such challenging conditions, the Fund's underperformance was due largely to a minimal exposure to Treasury issues and overweight positions, relative to the benchmark index, in commercial mortgage-backed securities and residential mortgage-backed securities. As values on commercial buildings, shopping malls, high-rise office buildings and single-family homes dropped throughout the period, the related bonds did as well. At the same time, an underweight stake in low-quality corporate bonds proved advantageous on a relative basis.

In January, the Fund took advantage of the revived market and shed some holdings that appreciated quickly during the rally. Additionally, the Fund bolstered its stake in high-quality corporate bonds, including financial company debt backed by the Federal Deposit Insurance Corporation, and mortgage bonds issued by Fannie Mae and Freddie Mac. The Fund's duration was also shortened - a strategy designed to enhance returns when Treasury yields increase.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return

Investors in any bond fund are subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                       6 MONTHS #   1 YEAR    5 YEAR     10 YEAR
                                       -----------  ------    ------     -------
Institutional                            -7.07%     -12.66%    0.19%      2.71%
--------------------------------------------------------------------------------
Class A Shares                          -11.70%     -17.01%   -1.05%      1.96%
--------------------------------------------------------------------------------
Class B Shares                          -12.04%     -17.60%   -1.14%      1.68%
--------------------------------------------------------------------------------
Class C Shares                           -8.56%     -13.58%   -0.82%      1.67%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                             3.23%       2.59%    4.30%      5.46%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09 THE GROSS EXPENSE RATIOS ARE 0.84% (INSTITUTIONAL SHARES), 1.09 % (CLASS A) AND 1.84% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29,2001, the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

U.S. Government Agencies                                                   43.07
Mortgage-Backed Securities                                                 28.59
Corporate Bonds                                                            13.42
Asset-Backed Securities                                                     7.49
Investments in Affiliates                                                   2.62
Foreign Bonds                                                               2.56
U.S. Treasury Obligations                                                   1.28
Preferred Stocks                                                            0.86
Demand Notes                                                                0.11

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SHORT TERM BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2009, the Fifth Third Short Term Bond Fund (Institutional) declined 0.98% on a net of fee basis, trailing its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index, which advanced 2.35%.

An economic recession and financial market turmoil battered fixed-income markets and drove investors away from virtually all forms of risk during the period. Within the short-term bond arena, this translated into a massive push into Treasury securities, which briefly carried negative yields due to excessive demand. Further adding to the upward pressure on Treasury issues (prices rise as yields fall) were actions by the Federal Reserve, which slashed its effective federal funds rate from 2.00% to a range between 0.00% and 0.25%.

Within this environment, essentially any short-term bond outside of Treasury securities tumbled. Accordingly, the Fund's performance was hurt by an overweight position, relative to its benchmark, in residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS) and consumer asset backed securities (ABS). Although the underlying credit fundamentals were sound in the majority of the Fund's holdings, there were few buyers of any collateralized bonds, which held prices down.

Such conditions actually resulted in relative gains during the final month of the period as Treasury prices fell. Another positive contribution to relative performance came from an underweight position in corporate bonds. The Fund especially benefited from an aversion to many of the most troubled financial institutions.

By the period's close, the Fund was selectively venturing into the corporate bond space, focusing on high quality names within defensive sectors such as consumer staples, and stronger entities within the financials sector. Though it remained overweight in RMBS, CMBS and ABS relative to the benchmark, the size of the position remained steady.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund are subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------

                                    6 MONTHS #    1 YEAR     5 YEAR      10 YEAR
                                    -----------   ------     ------      -------
Institutional                         -0.98%       -1.45%      2.34%      3.67%
--------------------------------------------------------------------------------
Class A Shares                        -4.70%       -5.07%      1.37%      3.11%
--------------------------------------------------------------------------------
Class C Shares                        -2.42%       -2.33%      1.35%      2.65%
--------------------------------------------------------------------------------
Merrill Lynch 1-3
Year Government/
Corporate
Bond Index(1)                          2.35%        3.02%      3.70%      4.70%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/09, THE GROSS EXPENSE RATIOS ARE 0.78% (INSTITUTIONAL SHARES), 1.03% (CLASS A) AND 1.78% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR ASHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.0% WITHIN THE FIRST YEAR.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29,2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

FUND HOLDINGS AS OF JANUARY 31, 2009
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +

                                   [BAR CHART]

U.S. Government Agencies                                                   27.88
Mortgage-Backed Securities                                                 27.04
Corporate Bonds                                                            21.62
Asset-Backed Securities                                                    14.69
Investments in Affiliates                                                   3.33
U.S. Treasury Obligations                                                   2.73
Foreign Bonds                                                               2.52
Municipal Bonds                                                             0.19

+     Portfolio composition is subject to change.

GLOSSARY OF TERMS

BARCLAYS CAPITAL INTERMEDIATE CREDIT BOND INDEX includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included among yankees obligations is debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies.

BARCLAYS CAPITAL INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury agencies. The debt issues within the index all maintain maturities within a range of one to ten years.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

DOW JONES WILSHIRE 5000 INDEX measures the performance of all U.S. headquartered equity securities with readily available price data.

DURATION is the weighted average maturity of a bond's cash flows.

GROSS DOMESTIC PRODUCT (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MERRILL LYNCH HIGH YIELD MASTER INDEX is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the United States and Canada and excludes certain market segments unavailable to U.S. based investors.

RUSSELL 1000(R) INDEX measures the performance of 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the U.S. Market.

RUSSELL 1000(R) GROWTH INDEX measures the performance of companies found in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of companies found in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the companies in the Russell 2000(R) Index with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of the companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) VALUE INDEX measures the performance of companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MICROCAP(R) VALUE INDEX measures the performance of those Russell Microcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those securities found in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

THE FIFTH THIRD LIFEMODEL TARGET NEUTRAL ASSET CLASS BLENDED INDICES are unmanaged custom-blended indices, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index and Barclays Capital Intermediate Government/Credit Bond Index. The LifeModel Target Neutral Asset Class Blends are hypothetical blends only and do not represent underlying allocations in the Funds. Below is a table which indicates the percentage breakdown for each Fund.

                                                                BARCLAYS CAPITAL
                                                    DOW JONES    INTERMEDIATE
                                                    WILSHIRE   GOVERNMENT/CREDIT
                                                   5000 INDEX       BOND INDEX

Fifth Third LifeModel Aggressive(SM)                   90%             10%
--------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Aggressive(SM)        70%             30%
--------------------------------------------------------------------------------
Fifth Third LifeModel Moderate(SM)                     50%             50%
--------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative(SM)      40%             60%
--------------------------------------------------------------------------------
Fifth Third LifeModel Conservative(SM)                 20%             80%
--------------------------------------------------------------------------------

THE FIFTH THIRD LIFEMODEL TARGET NEUTRAL STYLE CLASS BLENDED INDICES are index-based baseline style class allocations determined by the Advisor to be optimal under static market and economic conditions. The LifeModel Target Neutral Style Class Blends are hypothetical blends only and do not represent underlying allocations in the Funds. The Advisor will periodically adjust the baseline style class allocation. Below is a table which indicates the percentage breakdown for each Fund.

                                             FIFTH THIRD                       FIFTH THIRD
                              FIFTH THIRD     LIFEMODEL      FIFTH THIRD        LIFEMODEL       FIFTH THIRD
                               LIFEMODEL      MODERATELY      LIFEMODEL         MODERATELY       LIFEMODEL
                             AGGRESSIVE(SM)  AGGRESSIVE(SM)  MODERATE(SM)   CONSERVATIVE(SM)  CONSERVATIVE(SM)
Small Cap Growth Index (1)        4.5%           3.5%            2.5%             2.0%              1.0%
--------------------------------------------------------------------------------------------------------------
Small Cap Value Index (2)         4.5%           3.5%            2.5%             2.0%              1.0%
--------------------------------------------------------------------------------------------------------------
International Equity (3)         18.0%          14.0%           10.0%             8.0%              4.0%
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth Index (4)          9.0%           7.0%            5.0%             4.0%              2.0%
--------------------------------------------------------------------------------------------------------------
Mid Cap Value Index (5)           9.0%           7.0%            5.0%             4.0%              2.0%
--------------------------------------------------------------------------------------------------------------
Large Cap Growth Index (6)       15.5%          12.0%            8.5%             7.0%              3.5%
--------------------------------------------------------------------------------------------------------------
Large Cap Value Index (7)        15.5%          12.0%            8.5%             7.0%              3.5%
--------------------------------------------------------------------------------------------------------------
Large Cap Core Index (8)         14.0%          11.0%            8.0%             6.0%              3.0%
--------------------------------------------------------------------------------------------------------------
High Yield Bond Index (9)        50.0%           1.5%            2.5%             3.0%              4.0%
--------------------------------------------------------------------------------------------------------------
Total Return Bond Index (10)      7.0%          21.0%           35.0%            42.0%             56.0%
--------------------------------------------------------------------------------------------------------------
Short Term Bond Index (11)        2.5%           7.5%           15.0%            15.0%             20.0%
--------------------------------------------------------------------------------------------------------------

(1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(2) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(3) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(10) The Total Return Bond Index represents the Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index). The Barclays Capital Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

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                                       26

                                                                SMALL CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (95.9%)
AEROSPACE & DEFENSE (2.2%)
Axsys Technologies, Inc. *                               10,700   $     456,890
Heico Corp.                                              12,000         474,360
                                                                  -------------
                                                                        931,250
                                                                  -------------
BIOTECHNOLOGY (4.4%)
Alexion Pharmaceuticals, Inc. *                          19,300         711,591
BioMarin Pharmaceuticals, Inc. *                         28,854         555,728
United Therapeutics Corp. *                               9,325         633,634
                                                                  -------------
                                                                      1,900,953
                                                                  -------------
CAPITAL MARKETS (1.8%)
BGC Partners, Inc., Class A                             113,953         274,627
Waddell & Reed Financial, Inc., Class A                  37,154         524,614
                                                                  -------------
                                                                        799,241
                                                                  -------------
CHEMICALS (1.1%)
Innophos Holdings, Inc.                                  30,664         463,946
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Geo Group, Inc. (The) *                                  41,362         612,158
Tetra Tech, Inc. *                                       19,400         450,662
                                                                  -------------
                                                                      1,062,820
                                                                  -------------
COMMUNICATIONS EQUIPMENT (2.2%)
Nice Systems, Ltd. ADR *                                 30,383         583,050
Polycom, Inc. *                                          27,897         391,953
                                                                  -------------
                                                                        975,003
                                                                  -------------
CONSUMER FINANCE (1.5%)
Cardronics, Inc. *                                      177,900         151,215
Cash America International, Inc.                         27,268         498,459
                                                                  -------------
                                                                        649,674
                                                                  -------------
CONTAINERS & PACKAGING (2.2%)
Rock-Tenn Co., Class A                                   30,700         956,919
                                                                  -------------
DISTRIBUTORS (1.6%)
LKQ Corp. *                                              59,495         687,167
                                                                  -------------
DIVERSIFIED CONSUMER SERVICES (2.7%)
American Public Education, Inc. *                        29,603       1,159,253
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
NewStar Financial, Inc. *                                66,300         196,248
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
TW Telecom, Inc. *                                       62,848         480,787
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT (5.4%)
AZZ, Inc. *                                              35,275         790,160
Belden, Inc.                                             27,601         360,469
Energy Conversion Devices, Inc. *                        17,500         440,475
GT Solar International, Inc. *                           48,136         174,734
Polypore International, Inc. *                           84,300         583,356
                                                                  -------------
                                                                      2,349,194
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Plexus Corp. *                                           39,000   $     563,940
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (3.2%)
Core Laboratories NV                                      8,426         566,143
T-3 Energy Services, Inc. *                              33,500         427,125
Willbros Group, Inc. *                                   41,450         403,723
                                                                  -------------
                                                                      1,396,991
                                                                  -------------
FOOD PRODUCTS (1.5%)
Flowers Foods, Inc.                                      29,900         642,551
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.3%)
Masimo Corp. *                                           26,674         740,737
NuVasive, Inc. *                                         29,944       1,118,109
                                                                  -------------
                                                                      1,858,846
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (14.3%)
Amedisys, Inc. *                                         18,050         744,202
Emergency Medical Services Corp., Class A *              43,358       1,453,360
Genoptix, Inc. *                                         36,000       1,220,400
HMS Holdings Corp. *                                     32,194         996,404
Psychiatric Solutions, Inc. *                            35,694         928,044
Sun Healthcare Group, Inc. *                             74,035         838,817
                                                                  -------------
                                                                      6,181,227
                                                                  -------------
HEALTHCARE TECHNOLOGY (2.0%)
Phase Forward, Inc. *                                    63,455         856,642
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (0.9%)
Bally Technologies, Inc. *                               19,903         401,842
                                                                  -------------
INTERNET SOFTWARE & SERVICES (5.5%)
Art Technology Group, Inc. *                            179,400         306,774
comScore, Inc. *                                         24,583         309,992
Bankrate, Inc. *                                         22,429         748,231
Equinix, Inc. *                                          10,000         533,500
Vocus, Inc. *                                            33,744         514,933
                                                                  -------------
                                                                      2,413,430
                                                                  -------------
IT SERVICES (3.2%)
Cybersource Corp. *                                      37,000         441,410
Forrester Research, Inc. *                               24,490         511,351
Sapient Corp. *                                         100,000         426,000
                                                                  -------------
                                                                      1,378,761
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES (1.7%)
Icon PLC ADR *                                           36,970         743,097
                                                                  -------------
MACHINERY (1.4%)
Titan Machinery, Inc. *                                  58,300         591,745
                                                                  -------------
MEDIA (3.0%)
Dolan Media Co. *                                        44,923         233,600
RRSat Global Communications Network, Ltd.                81,307       1,071,626
                                                                  -------------
                                                                      1,305,226
                                                                  -------------

                                   Continued

SMALL CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES         VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
OIL & GAS (1.4%)
Carrizo Oil & Gas, Inc. *                                15,073   $     208,912
Penn Virginia Corp.                                      19,187         395,252
                                                                  -------------
                                                                        604,164
                                                                  -------------
PROFESSIONAL SERVICES (3.4%)
CoStar Group, Inc. *                                     24,500         725,690
Huron Consulting Group, Inc. *                           15,334         766,393
                                                                  -------------
                                                                      1,492,083
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (2.3%)
Digital Realty Trust, Inc.                               31,894       1,017,419
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.3%)
Atheros Communications, Inc. *                           17,381         208,746
Microsemi Corp. *                                        24,500         205,800
Varian Semiconductor Equipment
   Associates, Inc. *                                    29,500         561,680
                                                                  -------------
                                                                        976,226
                                                                  -------------
SOFTWARE (5.1%)
Concur Technologies, Inc. *                              10,440         257,764
EPIQ Systems, Inc. *                                     27,500         487,300
Nuance Communications, Inc. *                            62,982         621,002
Sybase, Inc. *                                           30,700         838,417
                                                                  -------------
                                                                      2,204,483
                                                                  -------------
SPECIALTY RETAIL (1.0%)
Aeropostale, Inc. *                                      21,361         450,931
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (5.1%)
Deckers Outdoor Corp. *                                   9,702         506,832
Iconix Brand Group, Inc. *                               70,652         584,292
True Religion Apparel, Inc. *                            52,100         594,461
Warnaco Group, Inc. (The) *                              22,270         504,193
                                                                  -------------
                                                                      2,189,778
                                                                  -------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
DXP Enterprises, Inc. *                                  46,000         624,680
                                                                  -------------
TRANSPORTATION (2.4%)
Aegean Marine Petroleum
   Network, Inc.                                         60,000       1,026,600
                                                                  -------------
TOTAL COMMON STOCKS                                                  41,533,117
                                                                  -------------

                                   Continued

                                                      SHARES           VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (6.9%)
Fifth Third Institutional Money
   Market Fund (a)                                    2,969,884   $   2,969,884
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       2,969,884
                                                                  -------------
TOTAL INVESTMENTS (COST $59,549,764) - 102.8%                        44,503,001

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.8)%                       (1,206,035)
                                                                  -------------

NET ASSETS - 100.0%                                               $  43,296,966
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  MID CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (95.3%)
AEROSPACE & DEFENSE (2.9%)
BE Aerospace, Inc. *                                     78,800   $     761,996
Precision Castparts Corp.                                25,900       1,682,205
                                                                  -------------
                                                                      2,444,201
                                                                  -------------
CAPITAL MARKETS (2.7%)
T Rowe Price Group, Inc.                                 43,400       1,196,972
Waddell & Reed Financial, Inc.,
   Class A                                               75,600       1,067,472
                                                                  -------------
                                                                      2,264,444
                                                                  -------------
CHEMICALS (2.7%)
CF Industries Holdings, Inc.                             17,500         822,500
FMC Corp.                                                33,600       1,499,232
                                                                  -------------
                                                                      2,321,732
                                                                  -------------
COMMERCIAL BANKS (0.4%)
CapitalSource, Inc.                                      91,700         333,788
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (4.5%)
Corrections Corp. of America *                          101,500       1,398,670
Stericycle, Inc. *                                       49,000       2,397,080
                                                                  -------------
                                                                      3,795,750
                                                                  -------------
COMMUNICATIONS EQUIPMENT (0.9%)
Juniper Networks, Inc. *                                 54,270         768,463
                                                                  -------------
COMPUTERS & PERIPHERALS (0.7%)
NetApp, Inc. *                                           40,600         602,098
                                                                  -------------
CONSTRUCTION & ENGINEERING (1.1%)
URS Corp. *                                              26,300         895,515
                                                                  -------------
CONTAINERS & PACKAGING (1.0%)
Owens-Illinois, Inc. *                                   45,500         864,500
                                                                  -------------
DISTRIBUTORS (1.5%)
LKQ Corp. *                                             113,400       1,309,770
                                                                  -------------
DIVERSIFIED CONSUMER SERVICES (3.4%)
Apollo Group, Inc., Class A *                            35,000       2,851,100
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
IntercontinentalExchange, Inc. *                         17,500         996,275
                                                                  -------------
ELECTRIC UTILITIES (1.5%)
PPL Corp.                                                42,000       1,287,720
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
General Cable Corp. *                                    28,000         460,880
                                                                  -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.8%)
FLIR Systems, Inc. *                                     22,800         569,316
Mettler Toledo International, Inc. *                     29,800       1,984,084
Trimble Navigation, Ltd. *                               43,800         649,116
                                                                  -------------
                                                                      3,202,516
                                                                  -------------

                                   Continued

                                                      SHARES         VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ENERGY EQUIPMENT & SERVICES (5.5%)
Core Laboratories NV                                     12,300   $     826,437
Noble Corp.                                              59,500       1,615,425
Oceaneering International, Inc. *                        42,000       1,447,320
Superior Energy Services, Inc. *                         46,600         726,028
                                                                  -------------
                                                                      4,615,210
                                                                  -------------
FOOD PRODUCTS (1.4%)
HJ Heinz Co.                                             33,300       1,215,450
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (6.6%)
CR Bard, Inc.                                            15,800       1,352,006
Dentsply International, Inc.                             63,700       1,714,167
Gen-Probe, Inc. *                                        28,700       1,292,074
Varian Medical Systems, Inc. *                           34,000       1,262,420
                                                                  -------------
                                                                      5,620,667
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (3.1%)
Express Scripts, Inc. *                                  48,300       2,596,608
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (2.7%)
Burger King Holdings, Inc.                              103,300       2,298,425
                                                                  -------------
HOUSEHOLD DURABLES (1.5%)
Snap-On, Inc.                                            43,400       1,309,812
                                                                  -------------
HOUSEHOLD PRODUCTS (1.8%)
Church & Dwight Co., Inc.                                29,400       1,564,962
                                                                  -------------
INDEPENDENT POWER PRODUCERS
   & ENERGY TRADERS (1.4%)
NRG Energy, Inc. *                                       52,500       1,226,400
                                                                  -------------
INDUSTRIAL CONGLOMERATES (1.5%)
McDermott International, Inc. *                         126,000       1,306,620
                                                                  -------------
INSURANCE (1.6%)
AON Corp.                                                35,400       1,311,570
                                                                  -------------
INTERNET SOFTWARE & SERVICES (0.9%)
Equinix, Inc. *                                          14,000         746,900
                                                                  -------------
IT SERVICES (4.6%)
Cognizant Technology Solutions
   Corp., Class A *                                      73,500       1,376,655
Paychex, Inc.                                            51,100       1,241,219
SAIC, Inc. *                                             66,500       1,312,710
                                                                  -------------
                                                                      3,930,584
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES (3.6%)
Covance, Inc. *                                          20,000         772,000
PerkinElmer, Inc.                                        95,900       1,210,258
Pharmaceutical Product
   Development, Inc.                                     45,900       1,096,551
                                                                  -------------
                                                                      3,078,809
                                                                  -------------

                                   Continued

MID CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
MACHINERY (3.7%)
IDEX Corp.                                               28,000   $     633,080
ITT Corp.                                                34,700       1,571,216
Joy Global, Inc.                                         43,100         897,773
                                                                  -------------
                                                                      3,102,069
                                                                  -------------
METALS & MINING (0.6%)
Cliffs Natural Resources, Inc.                           20,300         470,351
                                                                  -------------
MULTILINE RETAIL (2.1%)
Dollar Tree, Inc. *                                      42,000       1,793,820
                                                                  -------------
OIL & GAS (3.3%)
Range Resources Corp.                                    42,000       1,505,280
Ultra Petroleum Corp. *                                  36,100       1,293,463
                                                                  -------------
                                                                      2,798,743
                                                                  -------------
PERSONAL PRODUCTS (1.5%)
Herbalife, Ltd.                                          63,700       1,306,487
                                                                  -------------
PROFESSIONAL SERVICES (1.4%)
FTI Consulting, Inc. *                                   28,000       1,148,280
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (5.2%)
Broadcom Corp., Class A *                                82,300       1,304,455
Linear Technology Corp.                                  66,500       1,557,430
Nvidia Corp. *                                          112,000         890,400
Varian Semiconductor Equipment
   Associates, Inc. *                                    35,000         666,400
                                                                  -------------
                                                                      4,418,685
                                                                  -------------
SOFTWARE (4.7%)
Activision Blizzard, Inc. *                              77,000         674,520
Citrix Systems, Inc. *                                   49,000       1,030,960
Intuit, Inc. *                                           57,100       1,293,315
Nuance Communications, Inc. *                           101,500       1,000,790
                                                                  -------------
                                                                      3,999,585
                                                                  -------------
SPECIALTY RETAIL (2.9%)
GameStop Corp., Class A *                                65,100       1,613,178
Guess ?, Inc.                                            54,600         878,514
                                                                  -------------
                                                                      2,491,692
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.3%)
Warnaco Group, Inc. (The) *                              48,000       1,086,720
                                                                  -------------
WIRELESS TELECOMMUNICATION
   SERVICES (3.6%)
American Tower Corp., Class A *                          80,200       2,433,268
NII Holdings, Inc. *                                     30,000         582,000
                                                                  -------------
                                                                      3,015,268
                                                                  -------------
TOTAL COMMON STOCKS                                                  80,852,469
                                                                  -------------

                                   Continued


                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (3.2%)
Fifth Third Institutional Money
   Market Fund (a)                                    2,746,007   $   2,746,007
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       2,746,007
                                                                  -------------
TOTAL INVESTMENTS (COST $118,238,940) - 98.5%                        83,598,476

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%                          1,240,660
                                                                  -------------
NET ASSETS - 100.0%                                               $  84,839,136
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  QUALITY GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (96.6%)
AUTO COMPONENTS (0.7%)
Johnson Controls, Inc.                                  161,055   $   2,014,798
                                                                  -------------
BIOTECHNOLOGY (4.4%)
Amgen, Inc. *                                            70,000       3,839,500
Gilead Sciences, Inc. *                                 165,000       8,377,050
                                                                  -------------
                                                                     12,216,550
                                                                  -------------
CAPITAL MARKETS (2.0%)
BlackRock, Inc.                                          27,000       2,937,600
T Rowe Price Group, Inc.                                 95,000       2,620,100
                                                                  -------------
                                                                      5,557,700
                                                                  -------------
CHEMICALS (4.0%)
Monsanto Co.                                             72,500       5,514,350
Praxair, Inc.                                            90,000       5,603,400
                                                                  -------------
                                                                     11,117,750
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Stericycle, Inc. *                                       90,000       4,402,800
                                                                  -------------
COMMUNICATIONS EQUIPMENT (5.6%)
Cisco Systems, Inc. *                                   440,000       6,586,800
Qualcomm, Inc.                                          175,000       6,046,250
Research In Motion, Ltd. *                               50,000       2,770,000
                                                                  -------------
                                                                     15,403,050
                                                                  -------------
COMPUTERS & PERIPHERALS (8.7%)
Apple, Inc. *                                            45,000       4,055,850
EMC Corp. *                                             400,000       4,416,000
Hewlett-Packard Co.                                     220,000       7,645,000
International Business
   Machines Corp.                                        88,000       8,065,200
                                                                  -------------
                                                                     24,182,050
                                                                  -------------
CONSTRUCTION & ENGINEERING (1.3%)
Fluor Corp.                                              90,000       3,501,000
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
JPMorgan Chase & Co.                                    115,000       2,933,650
                                                                  -------------
ELECTRIC UTILITIES (1.5%)
FPL Group, Inc.                                          80,000       4,124,000
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT (1.0%)
Roper Industries, Inc.                                   70,000       2,879,800
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (2.2%)
Nabors Industries, Ltd. *                               175,000       1,916,250
Transocean, Ltd. *                                       45,000       2,457,900
Weatherford International, Ltd. *                       150,000       1,654,500
                                                                  -------------
                                                                      6,028,650
                                                                  -------------
FOOD & STAPLES RETAILING (1.6%)
Kroger Co. (The)                                        200,000       4,500,000
                                                                  -------------

                                   Continued


                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
FOOD PRODUCTS (6.0%)
General Mills, Inc.                                      75,000   $   4,436,250
HJ Heinz Co.                                            140,000       5,110,000
Kellogg Co.                                             165,000       7,208,850
                                                                  -------------
                                                                     16,755,100
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (6.9%)
Alcon, Inc.                                              28,000       2,397,920
Baxter International, Inc.                              135,000       7,917,750
Becton Dickinson & Co.                                   61,580       4,475,019
St. Jude Medical, Inc. *                                117,500       4,273,475
                                                                  -------------
                                                                     19,064,164
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (4.9%)
Burger King Holdings, Inc.                              240,000       5,340,000
McDonald's Corp.                                        140,000       8,122,800
                                                                  -------------
                                                                     13,462,800
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (3.5%)
Colgate-Palmolive Co.                                    71,054       4,621,352
Procter & Gamble Co.                                     95,000       5,177,500
                                                                  -------------
                                                                      9,798,852
                                                                  -------------
INTERNET SOFTWARE & SERVICES (2.3%)
Google, Inc., Class A *                                  19,000       6,432,070
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS (1.3%)
Hasbro, Inc.                                            155,000       3,740,150
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES (2.5%)
Illumina, Inc. *                                        125,000       3,420,000
Thermo Fisher Scientific, Inc. *                        100,000       3,593,000
                                                                  -------------
                                                                      7,013,000
                                                                  -------------
MACHINERY (4.7%)
Caterpillar, Inc.                                        75,000       2,313,750
Danaher Corp.                                            70,000       3,915,100
Flowserve Corp.                                          55,000       2,932,050
Illinois Tool Works, Inc.                               120,000       3,919,200
                                                                  -------------
                                                                     13,080,100
                                                                  -------------

MEDICAL-BIOMEDICAL/GENETICS (1.3%)
Alexion Pharmaceuticals, Inc. *                         100,000       3,687,000
                                                                  -------------
METALS & MINING (1.3%)
Freeport-McMoRan Copper &                               100,000       2,514,000
   Gold, Inc.
United States Steel Corp.                                37,895       1,137,987
                                                                  -------------
                                                                      3,651,987
                                                                  -------------
MULTI-UTILITIES (1.4%)
MDU Resources Group, Inc.                               197,500       3,928,275
                                                                  -------------
OIL & GAS (6.8%)
Chevron Corp.                                            78,000       5,500,560
Consol Energy, Inc.                                      70,000       1,908,200
Devon Energy Corp.                                       70,000       4,312,000

                                   Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
OIL & GAS, CONTINUED
Exxon Mobil Corp.                                        40,000   $   3,059,200
Occidental Petroleum Corp.                               75,000       4,091,250
                                                                  -------------
                                                                     18,871,210
                                                                  -------------
PERSONAL PRODUCTS (0.8%)
Estee Lauder Cos., Inc. (The),
   Class A                                               85,000       2,231,250
                                                                  -------------
PHARMACEUTICALS (5.2%)
Abbott Laboratories                                     135,000       7,484,400
Johnson & Johnson                                       120,000       6,922,800
                                                                  -------------
                                                                     14,407,200
                                                                  -------------
ROAD & RAIL (1.4%)
Union Pacific Corp.                                      90,000       3,941,100
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.3%)
Intel Corp.                                             490,000       6,321,000
                                                                  -------------
SOFTWARE (5.9%)
Microsoft Corp.                                         540,000       9,234,000
Oracle Corp. *                                          420,000       7,068,600
                                                                  -------------
                                                                     16,302,600
                                                                  -------------
SPECIALTY RETAIL (1.3%)
Best Buy Co., Inc.                                       75,791       2,123,664
GameStop Corp., Class A *                                56,843       1,408,569
                                                                  -------------
                                                                      3,532,233
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.1%)
Nike, Inc., Class B                                      65,000       2,941,250
                                                                  -------------
TOTAL COMMON STOCKS                                                 268,023,139
                                                                  -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   ------------
ASSET-BACKED SECURITIES (0.1%)
HOME EQUITY OTHER (0.0%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                     $     63,302          62,590
                                                                  -------------
MANUFACTURED HOUSING ABS OTHER (0.1%)
Green Tree Financial Corp., Series
   1995-4, Class M1, 7.60%, 6/15/25 (a)                 159,926         140,381
                                                                  -------------
OTHER ABS (0.0%)
Aerco, Ltd., Series 2A, Class A3,
   0.79%, 7/15/25 (a) (b) (e)                            76,739          34,533
                                                                  -------------
TOTAL ASSET-BACKED SECURITIES                                           237,504
                                                                  -------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
CORPORATE BONDS (0.1%)
COMMERCIAL BANKS-CENTRAL U.S. (0.1%)
Bank One Capital III, 8.75%, 9/1/30                $    165,792   $     152,639
                                                                  -------------
TOTAL CORPORATE BONDS                                                   152,639
                                                                  -------------
MORTGAGE-BACKED SECURITIES (1.2%)
WL COLLATERAL CMO OTHER (1.1%)
American Home Mortgage Investment
   Trust, Series 2005-2, Class 5A4D,
   5.33%, 9/25/35                                     1,421,073         897,225
Banc of America Funding Corp.,
   Series 2006-G, Class 3A2, 5.75%,
   7/20/36 (a)                                          801,600         338,170
Bear Stearns Adjustable Rate
   Mortgage Trust, Series 2005-12,
   Class 13A1, 5.45%, 2/25/36 (a)                       741,371         527,312
Chaseflex Trust, Series 2006-1,
   Class A2A, 5.94%, 6/25/36 (a)                        355,516         260,762
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 4.90%,
   7/25/35 (a)                                          136,038          78,029
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%,
   2/25/35 (a)                                          284,266         235,466
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                              540,751         526,218
                                                                  -------------
                                                                      2,863,182
                                                                  -------------
WL COLLATERAL CMO SEQUENTIAL (0.1%)
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                              158,882         126,348
Countrywide Alternative Loan Trust,
   Series 2005-74T1, Class A1, 6.00%,
   1/25/36                                              310,461         211,308
                                                                  -------------
                                                                        337,656
                                                                  -------------
WL COLLATERAL SUPPORT (0.0%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.26%,
   11/25/35 (a)                                         120,405          51,237
                                                                  -------------
TOTAL MORTGAGE-BACKED SECURITIES                                      3,252,075
                                                                  -------------
U.S. GOVERNMENT AGENCIES (0.3%)
FANNIE MAE (0.2%)
5.50%, 4/25/37                                          246,260         235,993
6.00%, 8/25/33 (a)                                      314,170         295,801
                                                                  -------------
                                                                        531,794
                                                                  -------------
FREDDIE MAC (0.1%)
5.50%, 3/15/35                                          222,635         228,699
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (0.0%)
0.51%, 4/16/46, IO (a) (d)                            3,145,384          98,686
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCIES                                          859,179
                                                                  -------------

                                   Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (2.8%)
Fifth Third Institutional Money Market Fund (c)       7,737,100   $   7,737,100
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       7,737,100
                                                                  -------------
TOTAL INVESTMENTS (COST $348,753,063) - 101.1%                      280,261,636

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%                       (2,921,677)
                                                                  -------------
NET ASSETS - 100.0%                                               $ 277,339,959
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at January 31, 2009 using procedures approved by the Board of Trustees.

(e)   Illiquid Securities.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.


                                                                 DIVIDEND GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (95.1%)
AEROSPACE & DEFENSE (2.3%)
United Technologies Corp.                                 4,498   $     215,859
                                                                  -------------
BEVERAGES (2.9%)
Coca-Cola Co. (The)                                       3,017         128,886
Diageo PLC ADR                                            2,638         143,349
                                                                  -------------
                                                                        272,235
                                                                  -------------
BIOTECHNOLOGY (3.7%)
Celgene Corp. *                                           2,338         123,797
Genentech, Inc. *                                         1,013          82,296
Gilead Sciences, Inc. *                                   2,898         147,132
                                                                  -------------
                                                                        353,225
                                                                  -------------
CAPITAL MARKETS (4.2%)
Charles Schwab Corp. (The)                                6,477          88,023
Invesco, Ltd.                                             7,456          87,906
Lazard, Ltd., Class A                                     2,185          57,902
Morgan Stanley                                            3,067          62,045
Northern Trust Corp.                                      1,794         103,191
                                                                  -------------
                                                                        399,067
                                                                  -------------
CHEMICALS (4.2%)
Air Products & Chemicals, Inc.                            2,634         132,490
Ecolab, Inc.                                              3,753         127,452
Praxair, Inc.                                             2,229         138,778
                                                                  -------------
                                                                        398,720
                                                                  -------------
COMMERCIAL BANKS (1.1%)
Wells Fargo & Co.                                         5,568         105,235
                                                                  -------------
COMMUNICATIONS EQUIPMENT (5.4%)
Cisco Systems, Inc. *                                     6,748         101,018
Harris Corp.                                              4,941         213,896
Qualcomm, Inc.                                            5,621         194,205
                                                                  -------------
                                                                        509,119
                                                                  -------------
COMPUTERS & PERIPHERALS (3.7%)
EMC Corp. *                                               8,549          94,381
Hewlett-Packard Co.                                       3,025         105,119
International Business Machines Corp.                     1,691         154,980
                                                                  -------------
                                                                        354,480
                                                                  -------------
CONSTRUCTION & ENGINEERING (0.6%)
Fluor Corp.                                               1,412          54,927
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
JPMorgan Chase & Co.                                      7,902         201,580
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T, Inc.                                                7,416         182,582
                                                                  -------------
ELECTRIC UTILITIES (1.1%)
FirstEnergy Corp.                                         2,038         101,880
                                                                  -------------

                                   Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ELECTRICAL COMPONENTS &
   EQUIPMENT (2.6%)
Emerson Electric Co.                                      4,946   $     161,734
Roper Industries, Inc.                                    2,098          86,312
                                                                  -------------
                                                                        248,046
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (1.0%)
Schlumberger, Ltd.                                        2,384          97,291
                                                                  -------------
FOOD & STAPLES RETAILING (5.0%)
Costco Wholesale Corp.                                    2,167          97,580
CVS Caremark Corp.                                        3,639          97,816
Wal-Mart Stores, Inc.                                     5,817         274,097
                                                                  -------------
                                                                        469,493
                                                                  -------------
FOOD PRODUCTS (0.5%)
Kellogg Co.                                               1,118          48,845
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.1%)
Becton Dickinson & Co.                                    3,794         275,710
Stryker Corp.                                             2,792         117,934
                                                                  -------------
                                                                        393,644
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (1.9%)
McDonald's Corp.                                          3,103         180,036
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (3.4%)
Kimberly-Clark Corp.                                      2,182         112,308
Procter & Gamble Co.                                      3,800         207,100
                                                                  -------------
                                                                        319,408
                                                                  -------------
INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co.                                      8,023          97,319
                                                                  -------------
INSURANCE (2.4%)
ACE, Ltd.                                                 4,249         185,511
MetLife, Inc.                                             1,457          41,860
                                                                  -------------
                                                                        227,371
                                                                  -------------
INTERNET & CATALOG RETAIL (0.8%)
Amazon.com, Inc. *                                        1,288          75,760
                                                                  -------------
INTERNET SOFTWARE & SERVICES (1.5%)
Google, Inc., Class A *                                     409         138,459
                                                                  -------------
IT SERVICES (1.0%)
Accenture, Ltd., Class A                                  2,931          92,502
                                                                  -------------
MACHINERY (0.9%)
Joy Global, Inc.                                          4,074          84,861
                                                                  -------------
MEDIA (1.5%)
Comcast Corp., Class A                                    9,804         143,629
                                                                  -------------
METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.                      1,694          42,587
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
MULTILINE RETAIL (0.5%)
Macy's, Inc.                                              4,792   $      42,888
                                                                  -------------
MULTI-UTILITIES (2.6%)
Wisconsin Energy Corp.                                    5,483         244,432
                                                                  -------------
OIL & GAS (12.7%)
Apache Corp.                                              1,785         133,875
Chevron Corp.                                             4,282         301,967
Exxon Mobil Corp.                                         7,029         537,578
Marathon Oil Corp.                                        2,841          77,360
XTO Energy, Inc.                                          4,090         151,698
                                                                  -------------
                                                                      1,202,478
                                                                  -------------
PHARMACEUTICALS (7.7%)
Abbott Laboratories                                       3,862         214,109
Johnson & Johnson                                         5,125         295,661
Novartis AG ADR                                           2,002          82,603
Pfizer, Inc.                                              9,713         141,616
                                                                  -------------
                                                                        733,989
                                                                  -------------
ROAD & RAIL (1.0%)
Canadian Pacific Railway, Ltd.                            3,280          99,253
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (1.1%)
Microchip Technology, Inc.                                5,695         108,034
                                                                  -------------
SOFTWARE (2.4%)
Microsoft Corp.                                           6,427         109,902
Oracle Corp. *                                            7,034         118,382
                                                                  -------------
                                                                        228,284
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (3.8%)
Nike, Inc., Class B                                       3,366         152,311
VF Corp.                                                  3,676         205,930
                                                                  -------------
                                                                        358,241
                                                                  -------------
TOBACCO (2.0%)
Philip Morris International, Inc.                         5,185         192,623
                                                                  -------------
TOTAL COMMON STOCKS                                                   9,018,382
                                                                  -------------
EXCHANGE TRADED FUNDS (0.9%)
iShares S&P U.S. Preferred Stock Index Fund               3,350          86,430
                                                                  -------------
TOTAL EXCHANGE TRADED FUNDS                                              86,430
                                                                  -------------
INVESTMENTS IN AFFILIATES (3.9%)

Fifth Third Institutional Money Market Fund (a)         373,240         373,240
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                         373,240
                                                                  -------------

                                   Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     VALUE
                                                                  -------------
TOTAL INVESTMENTS (COST $10,617,709) - 99.9%                      $   9,478,052

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                             11,524
                                                                  -------------
NET ASSETS - 100.0%                                               $   9,489,576
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.


                                                                 MICRO CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (94.7%)
AEROSPACE & DEFENSE (2.3%)
Ducommun, Inc.                                           12,690   $     240,349
LMI Aerospace, Inc. *                                    22,553         254,623
                                                                  -------------
                                                                        494,972
                                                                  -------------
CAPITAL MARKETS (4.8%)
Gladstone Capital Corp.                                  26,761         235,229
MVC Capital, Inc.                                        18,786         191,617
Penson Worldwide, Inc. *                                 27,781         166,130
Sanders Morris Harris Group, Inc.                        49,009         203,878
SWS Group, Inc.                                          16,560         242,604
                                                                  -------------
                                                                      1,039,458
                                                                  -------------
COMMERCIAL BANKS (10.7%)
Bank of Florida Corp. *                                  25,961          80,220
Boston Private Financial Holdings, Inc.                  11,754          57,124
Center Bancorp, Inc.                                     29,162         213,174
Center Financial Corp.                                   34,160         163,968
First Merchants Corp.                                    15,190         238,179
MainSource Financial Group, Inc.                         18,678         182,484
Northrim BanCorp, Inc.                                   13,300         133,798
Old Second Bancorp, Inc.                                 15,700         140,358
Pacific Continental Corp.                                21,900         276,378
Renasant Corp.                                           19,090         231,180
Rurban Financial Corp.                                    9,676          75,473
Simmons First National Corp., Class A                    11,013         271,360
Southcoast Financial Corp. *                             19,872          60,610
Washington Trust Bancorp, Inc.                           11,665         190,839
                                                                  -------------
                                                                      2,315,145
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (4.9%)
Barrett Business Services, Inc.                          26,574         261,488
CBIZ, Inc. *                                             36,755         298,818
ICT Group, Inc. *                                        45,756         177,533
Schawk, Inc.                                             23,903         194,571
Spherion Corp. *                                         96,000         137,280
                                                                  -------------
                                                                      1,069,690
                                                                  -------------
COMMUNICATIONS EQUIPMENT (2.3%)
Exfo Electro Optical Engineering, Inc. *                 54,800         192,896
Symmetricom, Inc. *                                      80,420         298,358
                                                                  -------------
                                                                        491,254
                                                                  -------------
COMPUTERS & PERIPHERALS (0.7%)
ActivIdentity Corp. *                                    46,555         103,818
Dot Hill Systems Corp. *                                102,776          50,874
                                                                  -------------
                                                                        154,692
                                                                  -------------
DISTRIBUTORS (0.9%)
Audiovox Corp., Class A *                                43,608         196,672
                                                                  -------------

                                   Continued

MICRO CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
DIVERSIFIED CONSUMER SERVICES (1.0%)
Stewart Enterprises, Inc., Class A                       62,900   $     215,118
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
NGP Capital Resources Co.                                27,131         228,986
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
D&E Communications, Inc.                                 17,122         119,683
Iowa Telecommunications Services, Inc.                   12,100         155,485
                                                                  -------------
                                                                        275,168
                                                                  -------------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS (4.9%)
CTS Corp.                                                20,838         107,107
GSI Group, Inc. *                                       148,717         136,820
OSI Systems, Inc. *                                      16,772         245,375
PAR Technology Corp. *                                   47,585         215,560
TTM Technologies, Inc. *                                 33,974         204,863
Zygo Corp. *                                             27,642         158,112
                                                                  -------------
                                                                      1,067,837
                                                                  -------------
ENERGY (0.7%)
ION Geophysical Corp. *                                 106,100         159,150
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (1.3%)
Mitcham Industries, Inc. *                               37,800         136,836
Trico Marine Services, Inc. *                            22,273         138,538
                                                                  -------------
                                                                        275,374
                                                                  -------------
FOOD & STAPLES RETAILING (1.0%)
Nash Finch Co.                                            5,220         224,617
                                                                  -------------
FOOD PRODUCTS (3.4%)
B&G Foods, Inc., Class A                                 43,233         200,601
Monterey Gourmet Foods, Inc. *                           70,876          56,701
Overhill Farms, Inc. *                                   86,528         398,029
Tasty Baking Co.                                         20,079          82,324
                                                                  -------------
                                                                        737,655
                                                                  -------------
GAS-DISTRIBUTION (1.3%)
Chesapeake Utilities Corp.                               10,015         290,135
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.3%)
Angiodynamics, Inc. *                                    18,361         249,709
Greatbatch, Inc. *                                       12,250         285,425
Medical Action Industries, Inc. *                        36,483         313,754
National Dentex Corp. *                                  22,801          88,924
                                                                  -------------
                                                                        937,812
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (2.1%)
American Dental Partners, Inc. *                         19,014         127,584
Cross Country Healthcare, Inc. *                         24,090         180,434
Res-Care, Inc. *                                         11,320         153,386
                                                                  -------------
                                                                        461,404
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
HEALTHCARE TECHNOLOGY (0.7%)
Omnicell, Inc. *                                         20,000   $     156,200
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (2.0%)
Benihana, Inc. *                                          5,330          12,472
Benihana, Inc., Class A *                                74,078         180,750
Frisch's Restaurants, Inc.                                5,746         123,597
Steak N Shake Co. (The) *                                19,899         113,822
                                                                  -------------
                                                                        430,641
                                                                  -------------
INSURANCE (4.2%)
Amerisafe, Inc. *                                        11,741         219,909
Meadowbrook Insurance Group, Inc.                        61,682         374,410
SeaBright Insurance Holdings, Inc. *                     31,172         323,253
                                                                  -------------
                                                                        917,572
                                                                  -------------
INTERNET SOFTWARE & SERVICES (1.5%)
Perficient, Inc. *                                       49,000         191,590
Vignette Corp. *                                         18,244         127,161
                                                                  -------------
                                                                        318,751
                                                                  -------------
IT SERVICES (2.2%)
Ciber, Inc. *                                            67,887         295,987
Ness Technologies, Inc. *                                47,184         187,321
                                                                  -------------
                                                                        483,308
                                                                  -------------
MACHINERY (0.9%)
Flanders Corp. *                                         48,374         197,366
                                                                  -------------
MARINE (0.9%)
StealthGas, Inc.                                         38,993         190,676
                                                                  -------------
MEDIA (0.6%)
Dolan Media Co. *                                        26,400         137,280
                                                                  -------------
MULTILINE RETAIL (0.4%)
Tuesday Morning Corp. *                                  77,741          91,734
                                                                  -------------
OIL & GAS (1.5%)
Gulfport Energy Corp. *                                  40,800         156,264
Rosetta Resources, Inc. *                                26,500         160,855
                                                                  -------------
                                                                        317,119
                                                                  -------------
PAPER & FOREST PRODUCTS (1.6%)
Schweitzer-Mauduit, International Inc.                   16,273         348,242
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (2.4%)
Hersha Hospitality Trust                                 68,781         167,138
MHI Hospitality Corp.                                    31,020          40,326
Monmouth Real Estate Investment Corp., Class A           36,343         216,968
U-Store-It Trust                                         25,960          97,350
                                                                  -------------
                                                                        521,782
                                                                  -------------

                                   Continued

                                                                 MICRO CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ROAD & RAIL (4.8%)
Celadon Group, Inc. *                                    35,230   $     275,499
Marten Transport, Ltd. *                                 13,585         239,911
Saia, Inc. *                                             30,550         326,579
USA Truck, Inc. *                                        12,900         186,018
                                                                  -------------
                                                                      1,028,007
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (6.6%)
Applied Micro Circuits Corp. *                           44,790         179,160
AXT, Inc. *                                             218,300         303,437
IXYS Corp.                                               29,248         200,349
Rudolph Technologies, Inc. *                             62,414         175,383
Semitool, Inc. *                                         68,897         190,844
Ultratech, Inc. *                                        15,244         170,733
White Electronic Designs Corp. *                         52,911         205,824
                                                                  -------------
                                                                      1,425,730
                                                                  -------------
SOFTWARE (1.9%)
American Software, Inc., Class A                         59,700         247,755
THQ, Inc. *                                              40,000         158,000
                                                                  -------------
                                                                        405,755
                                                                  -------------
SPECIALTY RETAIL (4.3%)
Charlotte Russe Holdings, Inc. *                         32,482         167,282
Group 1 Automotive, Inc.                                 15,600         155,532
Jo-Ann Stores, Inc. *                                    13,685         174,757
Monro Muffler, Inc.                                      12,048         292,405
Stein Mart, Inc. *                                      110,064         128,775
                                                                  -------------
                                                                        918,751
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.9%)
Brown Shoe Co., Inc.                                     43,800         205,422
Skechers U.S.A., Inc., Class A *                         19,500         194,220
                                                                  -------------
                                                                        399,642
                                                                  -------------
THRIFTS & MORTGAGE FINANCE (6.2%)
American Bancorp of New Jersey                           28,062         299,141
Benjamin Franklin Bancorp, Inc.                          17,141         185,465
Berkshire Hills Bancorp, Inc.                            16,490         387,845
BofI Holding, Inc. *                                     41,262         185,679
United Western Bancorp, Inc.                             19,747         160,543
WSFS Financial Corp.                                      5,060         130,548
                                                                  -------------
                                                                      1,349,221
                                                                  -------------
TRADING COMPANIES &
   DISTRIBUTORS (1.1%)
Aceto Corp.                                              27,222         243,365
                                                                  -------------

TOTAL COMMON STOCKS                                                  20,516,281
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (3.6%)
Fifth Third Institutional Money
   Market Fund (a)                                      772,130   $     772,130
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                         772,130
                                                                  -------------
TOTAL INVESTMENTS (COST $33,239,159) - 98.3%                         21,288,411

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%                            366,376
                                                                  -------------

NET ASSETS - 100.0%                                               $  21,654,787
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

SMALL CAP VALUE
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (97.2%)
AEROSPACE & DEFENSE (2.3%)
AAR Corp. *                                              69,283   $   1,256,794
                                                                  -------------
BEVERAGES (1.7%)
PepsiAmericas, Inc.                                      58,753         947,686
                                                                  -------------
CAPITAL MARKETS (2.1%)
Apollo Investment Corp.                                  75,451         494,204
Gladstone Capital Corp.                                  71,664         629,927
                                                                  -------------
                                                                      1,124,131
                                                                  -------------
CHEMICALS (2.0%)
Ferro Corp.                                              83,280         329,789
Olin Corp.                                               54,769         769,504
                                                                  -------------
                                                                      1,099,293
                                                                  -------------
COMMERCIAL BANKS (11.2%)
Community Bank System, Inc.                              64,515       1,158,044
MainSource Financial Group, Inc.                         67,389         658,391
Marshall & Ilsley Corp.                                  67,275         384,140
Old National Bancorp                                     48,174         613,255
Renasant Corp.                                           68,910         834,500
TCF Financial Corp.                                      82,500       1,022,175
UMB Financial Corp.                                      13,126         508,501
United Bankshares, Inc.                                  46,854         983,466
                                                                  -------------
                                                                      6,162,472
                                                                  -------------
COAL (1.0%)
Massey Energy Co. *                                      36,200         549,516
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (2.7%)
Corrections Corp. of America *                           63,025         868,485
Schawk, Inc.                                             73,230         596,092
                                                                  -------------
                                                                      1,464,577
                                                                  -------------
COMMUNICATIONS EQUIPMENT (1.2%)
ADC Telecommunications, Inc. *                          129,449         656,306
                                                                  -------------
DIVERSIFIED CONSUMER SERVICES (1.2%)
Stewart Enterprises, Inc., Class A                      199,098         680,915
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
Iowa Telecommunications Services, Inc.                  113,240       1,455,134
                                                                  -------------
ELECTRIC UTILITIES (4.6%)
Cleco Corp.                                              65,050       1,486,392
Westar Energy, Inc.                                      52,856       1,061,348
                                                                  -------------
                                                                      2,547,740
                                                                  -------------
ELECTRICAL COMPONENTS &
   EQUIPMENT (2.1%)
EnerSys *                                               125,854       1,146,530
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
CTS Corp.                                               111,863   $     574,976
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (1.3%)
Oil States International, Inc. *                         39,388         721,194
                                                                  -------------
FOOD & STAPLES RETAILING (1.3%)
Casey's General Stores, Inc.                             32,622         693,218
                                                                  -------------
FOOD PRODUCTS (4.0%)
Corn Products International, Inc.                        34,763         804,763
Fresh Del Monte Produce, Inc. *                          58,775       1,416,478
                                                                  -------------
                                                                      2,221,241
                                                                  -------------
GAS-DISTRIBUTION (1.4%)
Southern Union Co.                                       59,199         763,075
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (1.7%)
Kindred Healthcare, Inc. *                               67,768         919,612
                                                                  -------------
INSURANCE (4.8%)
Endurance Specialty Holdings, Ltd.                       47,095       1,283,810
Platinum Underwriters Holdings, Ltd.                     49,380       1,373,258
                                                                  -------------
                                                                      2,657,068
                                                                  -------------
IT SERVICES (1.9%)
Perot Systems Corp., Class A *                           81,087       1,053,320
                                                                  -------------
MACHINERY-ELECTRICAL (7.5%)
Albany International Corp., Class A                      78,718         787,967
Baldor Electric Co.                                      79,025       1,107,140
EnPro Industries, Inc. *                                 48,983         896,389
Toro Co.                                                 26,696         790,469
Trinity Industries, Inc.                                 47,005         541,027
                                                                  -------------
                                                                      4,122,992
                                                                  -------------
METALS & MINING (2.3%)
Schnitzer Steel Industries, Inc., Class A                32,067       1,259,271
                                                                  -------------
MULTI-UTILITIES (2.7%)
Vectren Corp.                                            56,714       1,462,654
                                                                  -------------
OIL & GAS (2.5%)
Rosetta Resources, Inc. *                               127,875         776,201
Tsakos Energy Navigation, Ltd.                           31,733         611,178
                                                                  -------------
                                                                      1,387,379
                                                                  -------------
PAPER & FOREST PRODUCTS (3.3%)
Schweitzer-Mauduit International, Inc.                   84,449       1,807,209
                                                                  -------------
PHARMACEUTICALS (1.2%)
Par Pharmaceutical Cos., Inc. *                          55,344         681,285
                                                                  -------------

                                   Continued

                                                                 SMALL CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS (3.7%)
LaSalle Hotel Properties                                 95,593   $     796,290
U-Store-It Trust                                        133,691         501,341
Weingarten Realty Investors                              44,901         726,947
                                                                  -------------
                                                                      2,024,578
                                                                  -------------
ROAD & RAIL (3.2%)
Marten Transport, Ltd. *                                 52,587         928,686
Werner Enterprises, Inc.                                 53,634         804,510
                                                                  -------------
                                                                      1,733,196
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Cabot Microelectronics Corp. *                           41,476         943,994
Teradyne, Inc. *                                        197,683         950,855
                                                                  -------------
                                                                      1,894,849
                                                                  -------------
SOFTWARE (5.3%)
Solera Holdings, Inc. *                                  43,565       1,049,481
Sybase, Inc. *                                           47,640       1,301,048
THQ, Inc. *                                             141,649         559,514
                                                                  -------------
                                                                      2,910,043
                                                                  -------------
SPECIALTY RETAIL (3.5%)
American Eagle Outfitters, Inc.                          77,667         699,780
Group 1 Automotive, Inc.                                 42,577         424,493
Monro Muffler, Inc.                                      32,739         794,575
                                                                  -------------
                                                                      1,918,848
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (3.2%)
Brown Shoe Co., Inc.                                    110,961         520,407
Phillips-Van Heusen Corp.                                36,173         688,010
Skechers U.S.A., Inc., Class A *                         55,916         556,923
                                                                  -------------
                                                                      1,765,340
                                                                  -------------
THRIFTS & MORTGAGE FINANCE (2.2%)
NewAlliance Bancshares, Inc.                            109,803       1,206,735
                                                                  -------------
TRANSPORT-MARINE (0.9%)
Alexander & Baldwin, Inc.                                22,575         497,553
                                                                  -------------

TOTAL COMMON STOCKS                                                  53,366,730
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (3.2%)
Fifth Third Institutional Money Market Fund (a)       1,740,653   $   1,740,653
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       1,740,653
                                                                  -------------
TOTAL INVESTMENTS (COST $79,413,116) - 100.4%                        55,107,383

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.4%                           (222,790)
                                                                  -------------

NET ASSETS - 100.0%                                                $ 54,884,593
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

ALL CAP VALUE
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (98.5%)
AEROSPACE & DEFENSE (3.0%)
AAR Corp. *                                             110,270   $   2,000,298
General Dynamics Corp.                                   12,418         704,473
United Technologies Corp.                                24,837       1,191,928
                                                                  -------------
                                                                      3,896,699
                                                                  -------------
BEVERAGES (1.1%)
Coca-Cola Enterprises, Inc.                             131,630       1,478,205
                                                                  -------------
BIOTECHNOLOGY (2.2%)
Amgen, Inc. *                                            52,650       2,887,852
                                                                  -------------
CAPITAL MARKETS (1.3%)
Lazard, Ltd., Class A                                    24,835         658,128
Legg Mason, Inc.                                         60,600         973,236
                                                                  -------------
                                                                      1,631,364
                                                                  -------------
CHEMICALS (2.5%)
Dow Chemical Co. (The)                                   89,406       1,036,216
E.I. du Pont de Nemours & Co.                            37,251         855,283
Lubrizol Corp.                                           39,738       1,355,861
                                                                  -------------
                                                                      3,247,360
                                                                  -------------
COMMERCIAL BANKS (3.6%)
Keycorp                                                 136,595         994,412
Marshall & Ilsley Corp.                                  47,185         269,426
Old National Bancorp                                     24,835         316,149
US Bancorp                                               49,670         737,103
Wells Fargo & Co.                                       126,391       2,388,790
                                                                  -------------
                                                                      4,705,880
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
ICT Group, Inc. *                                        64,570         250,532
Manpower, Inc.                                           19,870         565,500
Pitney Bowes, Inc.                                       59,606       1,326,829
                                                                  -------------
                                                                      2,142,861
                                                                  -------------
COMMUNICATIONS EQUIPMENT (0.6%)
Symmetricom, Inc. *                                     198,684         737,118
                                                                  -------------
COMPUTERS & PERIPHERALS (1.6%)
International Business Machines
   Corp.                                                 21,360       1,957,644
Seagate Technology                                       49,670         188,249
                                                                  -------------
                                                                      2,145,893
                                                                  -------------
CONSUMER FINANCE (0.6%)
Discover Financial Services                             111,760         799,084
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Bank of America Corp.                                   161,926       1,065,473
JPMorgan Chase & Co.                                    127,158       3,243,801
NYSE Euronext                                            24,835         546,370
                                                                  -------------
                                                                      4,855,644
                                                                  -------------

                                   Continued

                                                       SHARES         VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
DIVERSIFIED TELECOMMUNICATION
   SERVICES (6.2%)
AT&T, Inc.                                              149,010   $   3,668,626
Qwest Communications International,
   Inc.                                                 936,295       3,014,870
Windstream Corp.                                        152,340       1,322,311
                                                                  -------------
                                                                      8,005,807
                                                                  -------------
ELECTRIC UTILITIES (4.7%)
American Electric Power Co., Inc.                        49,673       1,557,248
Duke Energy Corp.                                        54,640         827,796
Edison International                                     37,252       1,213,298
FPL Group, Inc.                                          24,837       1,280,347
Pepco Holdings, Inc.                                     69,539       1,238,490
                                                                  -------------
                                                                      6,117,179
                                                                  -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Avnet, Inc. *                                            24,837         492,269
Vishay Intertechnology, Inc. *                           74,508         220,544
                                                                  -------------
                                                                        712,813
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (3.2%)
Nabors Industries, Ltd. *                               121,195       1,327,085
Tidewater, Inc.                                          44,704       1,860,133
Transocean, Ltd. *                                       17,385         949,569
                                                                  -------------
                                                                      4,136,787
                                                                  -------------
FOOD & STAPLES RETAILING (2.4%)
Safeway, Inc.                                            86,926       1,862,824
SUPERVALU, Inc.                                          74,505       1,306,818
                                                                  -------------
                                                                      3,169,642
                                                                  -------------
FOOD PRODUCTS (3.8%)
ConAgra Foods, Inc.                                      42,222         721,996
Kraft Foods, Inc., Class A                              100,834       2,828,394
Tyson Foods, Inc., Class A                              149,010       1,318,738
                                                                  -------------
                                                                      4,869,128
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.6%)
Hologic, Inc. *                                          67,055         790,578
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (3.5%)
Omnicare, Inc.                                           18,625         520,755
UnitedHealth Group, Inc.                                143,050       4,052,607
                                                                  -------------
                                                                      4,573,362
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (2.0%)
Carnival Corp.                                           53,645         975,802
Darden Restaurants, Inc.                                 62,090       1,628,000
                                                                  -------------
                                                                      2,603,802
                                                                  -------------
HOUSEHOLD DURABLES (2.4%)
Snap-On, Inc.                                            22,354         674,644
Stanley Works (The)                                      37,252       1,164,497
Tupperware Brands Corp.                                  64,570       1,327,559
                                                                  -------------
                                                                      3,166,700
                                                                  -------------

                                   Continued

                                                                   ALL CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
INDUSTRIAL CONGLOMERATES (2.8%)
3M Co.                                                   24,837   $   1,335,982
General Electric Co.                                    195,208       2,367,873
                                                                  -------------
                                                                      3,703,855
                                                                  -------------
INSURANCE (4.3%)
Allstate Corp. (The)                                     44,702         968,692
Hartford Financial Services Group, Inc.                  49,671         653,670
MetLife, Inc.                                            40,708       1,169,541
Prudential Financial, Inc.                               40,730       1,048,797
Reinsurance Group of America, Inc.                       12,512         445,803
Travelers Cos., Inc. (The)                               34,770       1,343,513
                                                                  -------------
                                                                      5,630,016
                                                                  -------------
IT SERVICES (1.0%)
Computer Sciences Corp. *                                35,764       1,317,546
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                             54,640         775,342
                                                                  -------------
MACHINERY (2.5%)
Caterpillar, Inc.                                        34,768       1,072,593
Joy Global, Inc.                                         33,280         693,223
Pall Corp.                                               57,119       1,489,092
                                                                  -------------
                                                                      3,254,908
                                                                  -------------
MEDIA (1.6%)
Time Warner, Inc.                                       110,765       1,033,437
Viacom, Inc., Class B *                                  68,545       1,011,039
                                                                  -------------
                                                                      2,044,476
                                                                  -------------
METALS & MINING (1.4%)
Alcoa, Inc.                                             102,320         797,073
Schnitzer Steel Industries, Inc.,Class A                 24,835         975,270
                                                                  -------------
                                                                      1,772,343
                                                                  -------------
MULTILINE RETAIL (0.7%)
Dollar Tree, Inc. *                                      19,870         848,648
                                                                  -------------
OIL & GAS (14.1%)
Anadarko Petroleum Corp.                                 35,762       1,313,896
Apache Corp.                                              9,935         745,125
Chevron Corp.                                            49,673       3,502,940
ConocoPhillips                                           67,055       3,187,124
Exxon Mobil Corp.                                        64,573       4,938,543
Marathon Oil Corp.                                       72,025       1,961,241
Spectra Energy Corp.                                     27,320         396,413
Sunoco, Inc.                                             25,330       1,173,286
XTO Energy, Inc.                                         32,285       1,197,451
                                                                  -------------
                                                                     18,416,019
                                                                  -------------

                                   Continued

                                                       SHARES         VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS (9.9%)
Forest Laboratories, Inc. *                             126,660   $   3,171,566
Johnson & Johnson                                        37,252       2,149,068
Pfizer, Inc.                                             99,341       1,448,392
Schering-Plough Corp.                                   182,790       3,209,793
Wyeth                                                    66,060       2,838,598
                                                                  -------------
                                                                     12,817,417
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Duke Realty Corp.                                        49,670         457,461
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Cabot Microelectronics Corp. *                           43,709         994,817
Intel Corp.                                             114,245       1,473,760
                                                                  -------------
                                                                      2,468,577
                                                                  -------------
SOFTWARE (2.1%)
Amdocs, Ltd. *                                           49,670         840,417
Cadence Design Systems, Inc. *                           99,340         375,505
Microsoft Corp.                                          62,090       1,061,739
THQ, Inc. *                                              99,340         392,393
                                                                  -------------
                                                                      2,670,054
                                                                  -------------
SPECIALTY RETAIL (0.6%)
American Eagle Outfitters, Inc.                          89,405         805,539
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.0%)
Phillips-Van Heusen Corp.                                51,160         973,063
Skechers U.S.A., Inc., Class A *                         37,255         371,060
                                                                  -------------
                                                                      1,344,123
                                                                  -------------
THRIFTS & MORTGAGE FINANCE (1.0%)
New York Community Bancorp, Inc.                         99,341       1,316,268
                                                                  -------------
TOBACCO (1.4%)
Altria Group, Inc.                                      109,275       1,807,408
                                                                  -------------
TOTAL COMMON STOCKS                                                 128,123,758
                                                                  -------------

                                   Continued

ALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (1.8%)
Fifth Third Institutional Money Market Fund(a)        2,405,440   $   2,405,440
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       2,405,440
                                                                  -------------
TOTAL INVESTMENTS (COST $175,297,681) - 100.3%                      130,529,198

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                         (369,993)
                                                                  -------------

NET ASSETS - 100.0%                                               $ 130,159,205
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.


                                                     DISCIPLINED LARGE CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (96.6%)
AEROSPACE & DEFENSE (3.9%)
General Dynamics Corp.                                   93,318   $   5,293,930
Northrop Grumman Corp.                                   60,370       2,905,005
United Technologies Corp.                                60,370       2,897,156
                                                                  -------------
                                                                     11,096,091
                                                                  -------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. *                                            76,972       4,221,914
                                                                  -------------
CHEMICALS (1.4%)
Dow Chemical Co. (The)                                  354,673       4,110,660
                                                                  -------------
COMMERCIAL BANKS (3.4%)
Keycorp                                                 451,537       3,287,189
Wells Fargo & Co.                                       336,864       6,366,730
                                                                  -------------
                                                                      9,653,919
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Pitney Bowes, Inc.                                      188,656       4,199,483
                                                                  -------------
CONSUMER FINANCE (0.6%)
Discover Financial Services                             241,480       1,726,582
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America Corp.                                   543,329       3,575,105
JPMorgan Chase & Co.                                    220,954       5,636,536
                                                                  -------------
                                                                      9,211,641
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.5%)
AT&T, Inc.                                              519,267      12,784,354
Qwest Communications International, Inc.              2,052,576       6,609,295
Windstream Corp.                                        558,421       4,847,094
                                                                  -------------
                                                                     24,240,743
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Transocean, Ltd. *                                       63,388       3,462,253
                                                                  -------------
FOOD PRODUCTS (3.6%)
Kraft Foods, Inc., Class A                              369,056      10,352,021
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (3.0%)
UnitedHealth Group, Inc.                                301,024       8,528,010
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (3.9%)
Carnival Corp.                                          249,026       4,529,783
Darden Restaurants, Inc.                                251,355       6,590,528
                                                                  -------------
                                                                     11,120,311
                                                                  -------------
INDUSTRIAL CONGLOMERATES (5.0%)
3M Co.                                                  144,492       7,772,224
General Electric Co.                                    528,237       6,407,515
                                                                  -------------
                                                                     14,179,739
                                                                  -------------

                                   Continued

                                                     DISCIPLINED LARGE CAP VALUE
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
INSURANCE (6.1%)
Allstate Corp. (The)                                    113,194   $   2,452,914
Hartford Financial Services Group,
   Inc.                                                 105,647       1,390,315
MetLife, Inc.                                           172,658       4,960,464
Prudential Financial, Inc.                               45,154       1,162,716
Reinsurance Group of America, Inc.                       89,951       3,204,954
Travelers Cos., Inc. (The)                              113,194       4,373,816
                                                                  -------------
                                                                     17,545,179
                                                                  -------------
IT SERVICES (1.4%)
Computer Sciences Corp. *                               111,684       4,114,439
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                            185,130       2,626,995
                                                                  -------------
MACHINERY (0.6%)
Caterpillar, Inc.                                        60,370       1,862,414
                                                                  -------------
MEDIA (3.8%)
Time Warner, Inc.                                       641,430       5,984,542
Viacom, Inc., Class B *                                 336,562       4,964,289
                                                                  -------------
                                                                     10,948,831
                                                                  -------------
METALS & MINING (0.4%)
Alcoa, Inc.                                             150,512       1,172,488
                                                                  -------------
MULTI-UTILITIES (3.1%)
PG&E Corp.                                              231,789       8,963,281
                                                                  -------------
OIL & GAS (16.8%)
Apache Corp.                                             72,444       5,433,300
Chevron Corp.                                           180,615      12,736,970
ConocoPhillips                                          166,768       7,926,483
Exxon Mobil Corp.                                       177,604      13,583,154
Marathon Oil Corp.                                      128,286       3,493,228
XTO Energy, Inc.                                        128,286       4,758,128
                                                                  -------------
                                                                     47,931,263
                                                                  -------------
PHARMACEUTICALS (12.4%)
Eli Lilly & Co.                                         128,286       4,723,491
Forest Laboratories, Inc. *                             298,831       7,482,728
Johnson & Johnson                                        93,573       5,398,226
Schering-Plough Corp.                                   574,957      10,096,245
Wyeth                                                   184,732       7,937,934
                                                                  -------------
                                                                     35,638,624
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Duke Realty Corp.                                       332,034       3,058,033
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (1.4%)
Intel Corp.                                             316,942   $   4,088,552
                                                                  -------------
SOFTWARE (2.3%)
Amdocs, Ltd. *                                          194,693       3,294,205
Microsoft Corp.                                         192,656       3,294,418
                                                                  -------------
                                                                      6,588,623
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.2%)
VF Corp.                                                 60,205       3,372,684
                                                                  -------------
TOBACCO (4.4%)
Altria Group, Inc.                                      484,649       8,016,094
Philip Morris International, Inc.                       120,740       4,485,491
                                                                  -------------
                                                                     12,501,585
                                                                  -------------
TOTAL COMMON STOCKS                                                 276,516,358
                                                                  -------------
INVESTMENTS IN AFFILIATES (3.4%)
Fifth Third Institutional Money
   Market Fund (a)                                    9,789,624       9,789,624
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       9,789,624
                                                                  -------------
TOTAL INVESTMENTS (COST $375,250,019) - 100.0%                      286,305,982

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                           (109,989)
                                                                  -------------

NET ASSETS - 100.0%                                               $ 286,195,993
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (145.1%)
AEROSPACE & DEFENSE (3.0%)
General Dynamics Corp.                                    2,490   $     141,258
Honeywell International, Inc. (b)                        12,254         402,054
L-3 Communications Holdings, Inc.                           833          65,823
Northrop Grumman Corp.                                   28,369       1,365,116
Raytheon Co. (b)                                          4,047         204,859
United Technologies Corp.                                   425          20,396
                                                                  -------------
                                                                      2,199,506
                                                                  -------------
AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service, Inc., Class B                     17,788         755,812
                                                                  -------------
AIRLINES (1.0%)
Southwest Airlines Co. (b)                              104,474         734,452
                                                                  -------------
AUTO COMPONENTS (0.3%)
Magna International, Inc., Class A                        9,241         257,177
                                                                  -------------
BEVERAGES (3.9%)
Brown-Forman Corp., Class B                               5,470         248,393
Coca-Cola Enterprises, Inc.                              26,897         302,053
Molson Coors Brewing Co., Class B                           639          25,733
Pepsi Bottling Group, Inc. (b)                           35,869         691,913
PepsiCo, Inc. (b)                                        31,822       1,598,419
                                                                  -------------
                                                                      2,866,511
                                                                  -------------
BEVERAGES-NON ALCOHOLIC (0.1%)
Dr. Pepper Snapple Group, Inc. *                          2,866          47,146
                                                                  -------------
BIOTECHNOLOGY (5.2%)
Amgen, Inc. *                                            15,354         842,167
Cephalon, Inc. * (b)                                     10,333         797,501
Gilead Sciences, Inc. * (b)                              42,767       2,171,280
                                                                  -------------
                                                                      3,810,948
                                                                  -------------
BUILDING PRODUCTS (0.6%)
Masco Corp.                                              60,122         470,154
                                                                  -------------
CAPITAL MARKETS (2.4%)
Charles Schwab Corp. (The) (b)                            8,506         115,596
Goldman Sachs Group, Inc. (The) (b)                   1,147,335          14,212
Invesco, Ltd.                                             1,423          16,777
Janus Capital Group, Inc. (b)                            48,388         254,037
Morgan Stanley (b)                                       10,059         203,494
                                                                  -------------
                                                                      1,737,239
                                                                  -------------
CHEMICALS (1.6%)
Ashland, Inc. (b)                                        28,925         231,979
Dow Chemical Co. (The) (b)                               15,657         181,465
Ecolab, Inc. (b)                                          9,464         321,397
PPG Industries, Inc.                                      8,906         334,687
Rohm & Haas Co.                                           1,411          77,873
                                                                  -------------
                                                                      1,147,401
                                                                  -------------
COMMERCIAL BANKS (1.7%)
Huntington Bancshares, Inc.                              14,832          42,716
Marshall & Ilsley Corp.                                  13,001          74,236

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
COMMERCIAL BANKS, CONTINUED
Regions Financial Corp.                                  45,617   $     157,835
Wells Fargo & Co. (b)                                    47,938         906,028
Zions Bancorporation                                      2,844          42,432
                                                                  -------------
                                                                      1,223,247
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (2.4%)
Robert Half International, Inc.                          19,204         325,508
RR Donnelley & Sons Co.                                  10,604         103,495
SAIC, Inc. *                                             54,323       1,072,336
Waste Management, Inc. (b)                                9,491         296,024
                                                                  -------------
                                                                      1,797,363
                                                                  -------------
COMMUNICATIONS EQUIPMENT (4.4%)
Cisco Systems, Inc. * (b)                                42,796         640,656
JDS Uniphase Corp. *                                     60,761         220,562
Juniper Networks, Inc. * (b)                             17,393         246,285
Qualcomm, Inc. (b)                                       48,952       1,691,292
Tellabs, Inc. *                                         107,404         443,579
                                                                  -------------
                                                                      3,242,374
                                                                  -------------
COMPUTERS & PERIPHERALS (5.9%)
Apple, Inc. * (b)                                        10,722         966,374
Dell, Inc. * (b)                                         69,139         656,820
International Business Machines
   Corp. (b)                                             17,570       1,610,290
NetApp, Inc. *                                           24,403         361,897
QLogic Corp. * (b)                                       65,002         735,823
                                                                  -------------
                                                                      4,331,204
                                                                  -------------
CONSUMER FINANCE (0.5%)
Capital One Financial Corp. (b)                          22,159         350,999
Discover Financial Services (b)                             255           1,823
                                                                  -------------
                                                                        352,822
                                                                  -------------
CONTAINERS & PACKAGING (2.4%)
Ball Corp. (b)                                           35,580       1,364,137
Bemis Co., Inc.                                          11,113         250,821
Sonoco Products Co.                                       7,584         173,901
                                                                  -------------
                                                                      1,788,859
                                                                  -------------
DIVERSIFIED CONSUMER SERVICES (1.2%)
H&R Block, Inc. (b)                                      36,249         751,442
ITT Educational Services, Inc. *                            955         116,997
                                                                  -------------
                                                                        868,439
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Bank of America Corp. (b)                                55,169         363,012
Citigroup, Inc. (b)                                      62,494         221,853
JPMorgan Chase & Co. (b)                                 81,439       2,077,509
Nasdaq OMX Group, Inc. (The) * (b)                        2,968          64,762
                                                                  -------------
                                                                      2,727,136
                                                                  -------------

                                   Continued

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T, Inc. (b)                                           85,629   $   2,108,186
CenturyTel, Inc. (b)                                     46,101       1,251,181
Verizon Communications, Inc. (b)                          3,206          95,763
                                                                  -------------
                                                                      3,455,130
                                                                  -------------
ELECTRIC UTILITIES (4.2%)
Duke Energy Corp. (b)                                    44,640         676,296
Edison International (b)                                 20,503         667,783
FirstEnergy Corp. (b)                                     8,417         420,766
Pinnacle West Capital Corp. (b)                          39,054       1,307,137
                                                                  -------------
                                                                      3,071,982
                                                                  -------------
ELECTRICAL COMPONENTS &
   EQUIPMENT (0.9%)
Cooper Industries, Ltd., Class A                          2,312          62,216
Emerson Electric Co. (b)                                 18,588         607,828
                                                                  -------------
                                                                        670,044
                                                                  -------------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS (0.4%)
Jabil Circuit, Inc. (b)                                  46,871         272,789
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (1.8%)
Cameron International Corp. * (b)                        19,105         442,472
Halliburton Co. (b)                                      36,701         633,092
National Oilwell Varco, Inc. * (b)                          114           3,014
Patterson-UTI Energy, Inc. (b)                           28,530         272,747
                                                                  -------------
                                                                      1,351,325
                                                                  -------------
FOOD & STAPLES RETAILING (3.0%)
CVS Caremark Corp.                                        2,442          65,641
Safeway, Inc. (b)                                        12,680         271,732
SUPERVALU, Inc. (b)                                      53,357         935,882
Wal-Mart Stores, Inc. (b)                                20,634         972,274
                                                                  -------------
                                                                      2,245,529
                                                                  -------------
FOOD PRODUCTS (4.1%)
Archer-Daniels-Midland Co.                                1,125          30,803
Bunge, Ltd.                                               5,855         251,414
General Mills, Inc. (b)                                  20,943       1,238,778
HJ Heinz Co. (b)                                          2,032          74,168
Kellogg Co. (b)                                          32,316       1,411,886
                                                                  -------------
                                                                      3,007,049
                                                                  -------------
GAS-DISTRIBUTION (1.4%)
Oneok, Inc. (b)                                          35,048       1,024,103
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.9%)
Baxter International, Inc. (b)                           19,976       1,171,592
Becton Dickinson & Co. (b)                                  754          54,793
Boston Scientific Corp. *                                30,394         269,595
Medtronic, Inc. (b)                                      20,084         672,613
                                                                  -------------
                                                                      2,168,593
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (4.8%)
Aetna, Inc.                                               1,173          36,363
AmerisourceBergen Corp. (b)                               4,949         179,748
CIGNA Corp. (b)                                          29,634         514,446

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
HEALTHCARE PROVIDERS & SERVICES, CONTINUED
Coventry Health Care, Inc. *                              2,206   $      33,377
DaVita, Inc. *                                            2,011          94,517
Express Scripts, Inc. * (b)                              17,836         958,863
Quest Diagnostics, Inc.                                   3,894         192,169
UnitedHealth Group, Inc. (b)                             26,878         761,454
WellPoint, Inc. * (b)                                    18,168         753,064
                                                                  -------------
                                                                      3,524,001
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (3.0%)
McDonald's Corp. (b)                                     37,838       2,195,361
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (3.5%)
Kimberly-Clark Corp.                                      1,426          73,396
Procter & Gamble Co. (b)                                 45,368       2,472,556
                                                                  -------------
                                                                      2,545,952
                                                                  -------------
HOUSEHOLD DURABLES (0.8%)
DR Horton, Inc. (b)                                      44,580         265,697
Harman International Industries, Inc.                    18,413         296,265
KB Home                                                   4,666          49,786
                                                                  -------------
                                                                        611,748
                                                                  -------------
INDUSTRIAL CONGLOMERATES (0.9%)
General Electric Co. (b)                                 33,079         401,248
Tyco International, Ltd.                                 12,220         256,864
                                                                  -------------
                                                                        658,112
                                                                  -------------
INSURANCE (4.7%)
Aflac, Inc. (b)                                          27,864         646,723
AON Corp.                                                 8,103         300,216
Chubb Corp. (b)                                          19,049         811,106
Genworth Financial, Inc., Class A *                      37,959          88,065
MetLife, Inc. (b)                                        20,061         576,353
Travelers Cos., Inc. (The) (b)                           21,493         830,490
WR Berkley Corp.                                          6,820         180,594
                                                                  -------------
                                                                      3,433,547
                                                                  -------------
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. * (b)                                    2,703         158,990
Expedia, Inc. * (b)                                      11,707         104,544
                                                                  -------------
                                                                        263,534
                                                                  -------------
INTERNET SOFTWARE & SERVICES (1.6%)
Google, Inc., Class A *                                     390         132,027
Sohu.com, Inc. *                                          2,793         110,463
VeriSign, Inc. * (b)                                     47,423         915,738
                                                                  -------------
                                                                      1,158,228
                                                                  -------------
IT SERVICES (4.4%)
Accenture, Ltd., Class A                                  6,963         219,752
Affiliated Computer Services, Inc.,Class A *              3,762         172,525
Alliance Data Systems Corp. *                             9,932         413,072
Automatic Data Processing, Inc. (b)                      20,066         728,998
Computer Sciences Corp. * (b)                            37,983       1,399,294
Western Union Co. (The) (b)                              22,373         305,615
                                                                  -------------
                                                                      3,239,256
                                                                  -------------

                                   Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
LIFE SCIENCES TOOLS & SERVICES (0.8%)
Charles River Laboratories International, Inc. *          7,688   $     187,664
PerkinElmer, Inc. (b)                                    20,077         253,372
Thermo Fisher Scientific, Inc. *                          3,928         141,133
                                                                  -------------
                                                                        582,169
                                                                  -------------
MACHINERY (2.6%)
Caterpillar, Inc. (b)                                     8,872         273,701
Dover Corp.                                              32,246         911,917
Manitowoc Co., Inc. (The)                                38,721         212,966
Parker Hannifin Corp. (b)                                13,476         514,918
                                                                  -------------
                                                                      1,913,502
                                                                  -------------
MEDIA (3.9%)
Cablevision Systems Corp., Class A                        3,093          49,581
Comcast Corp., Class A                                    6,524          95,577
DIRECTV Group, Inc. (The) * (b)                          26,109         571,787
DISH Network Corp., Class A *                             5,230          67,153
News Corp., Class A                                      63,705         407,075
Time Warner, Inc.                                         5,825          54,347
Walt Disney Co. (The) (b)                                78,597       1,625,386
                                                                  -------------
                                                                      2,870,906
                                                                  -------------
METALS & MINING (0.4%)
Alcoa, Inc. (b)                                          28,897         225,108
Newmont Mining Corp. (b)                                  2,577         102,513
                                                                  -------------
                                                                        327,621
                                                                  -------------
MULTILINE RETAIL (2.7%)
Big Lots, Inc. * (b)                                     49,587         666,945
Dollar Tree, Inc. * (b)                                   2,643         112,883
Family Dollar Stores, Inc. (b)                           25,173         699,054
Macy's, Inc. (b)                                         59,942         536,481
                                                                  -------------
                                                                      2,015,363
                                                                  -------------
MULTI-UTILITIES (2.6%)
Dominion Resources, Inc. (b)                             36,663       1,289,804
DTE Energy Co.                                           10,592         365,424
NiSource, Inc.                                           24,167         233,937
                                                                  -------------
                                                                      1,889,165
                                                                  -------------
OIL & GAS (14.9%)
Anadarko Petroleum Corp.                                  7,651         281,098
Apache Corp.                                                712          53,400
Chevron Corp. (b)                                        15,470       1,090,944
ConocoPhillips (b)                                       33,274       1,581,513
Exxon Mobil Corp. (b)                                    82,890       6,339,427
Hess Corp. (b)                                            6,392         355,459
Murphy Oil Corp.                                          3,492         154,277
Sunoco, Inc. (b)                                         11,263         521,702
Valero Energy Corp. (b)                                  26,711         644,269
                                                                  -------------
                                                                     11,022,089
                                                                  -------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc. (The),Class A                     3,380          88,725
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS (9.1%)
Abbott Laboratories                                       5,567   $     308,634
Bristol-Myers Squibb Co. (b)                             62,776       1,344,034
Eli Lilly & Co. (b)                                      36,468       1,342,752
Johnson & Johnson (b)                                    20,322       1,172,376
Merck & Co., Inc. (b)                                    45,574       1,301,138
Mylan, Inc. *                                             9,412         106,638
Watson Pharmaceuticals, Inc. * (b)                       42,800       1,167,584
                                                                  -------------
                                                                      6,743,156
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management
   Co., Class A                                          13,728         122,042
CapitalSource, Inc. (b)                                  46,141         167,953
Kimco Realty Corp.                                        7,371         105,995
Plum Creek Timber Co., Inc. (b)                           1,213          37,324
ProLogis                                                 32,581         326,136
Vornado Realty Trust                                      1,531          77,790
                                                                  -------------
                                                                        837,240
                                                                  -------------
ROAD & RAIL (1.0%)
Norfolk Southern Corp. (b)                               15,102         579,313
Union Pacific Corp. (b)                                   4,481         196,223
                                                                  -------------
                                                                        775,536
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Applied Materials, Inc. (b)                              73,236         686,221
Intel Corp. (b)                                         142,620       1,839,798
LSI Corp. *                                              50,345         160,097
National Semiconductor Corp. (b)                         13,570         137,600
                                                                  -------------
                                                                      2,823,716
                                                                  -------------
SOFTWARE (5.3%)
BMC Software, Inc. * (b)                                 31,668         802,150
CA, Inc.                                                  6,276         112,905
Compuware Corp. *                                        56,608         367,952
Microsoft Corp. (b)                                      24,015         410,657
Oracle Corp. * (b)                                       85,348       1,436,407
Symantec Corp. *                                         49,309         755,907
                                                                  -------------
                                                                      3,885,978
                                                                  -------------
SPECIALTY RETAIL (1.8%)
Best Buy Co., Inc. (b)                                   14,946         418,787
Gap, Inc. (The) (b)                                      28,345         319,732
RadioShack Corp.                                          4,781          54,790
TJX Cos., Inc. (b)                                       27,306         530,282
                                                                  -------------
                                                                      1,323,591
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. * (b)                                         4,840          70,664
Nike, Inc., Class B (b)                                  18,649         843,867
Polo Ralph Lauren Corp. (b)                               6,673         273,793
                                                                  -------------
                                                                      1,188,324
                                                                  -------------

                                   Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
THRIFTS & MORTGAGE FINANCE (0.9%)
Hudson City Bancorp, Inc. (b)                            59,540   $     690,664
                                                                  -------------
TOBACCO (2.6%)
Altria Group, Inc. (b)                                  108,915       1,801,454
Philip Morris International, Inc.                         3,514         130,545
                                                                  -------------
                                                                      1,931,999
                                                                  -------------
TRADING COMPANIES &
   DISTRIBUTORS (0.2%)
WW Grainger, Inc.                                         1,763         128,611
                                                                  -------------
UTILITIES (0.6%)
AES Corp. (The) * (b)                                    53,099         420,013
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES
   (0.4%)
SBA Communications Corp., Class A *                       2,381          47,382
Sprint Nextel Corp. * (b)                                79,911         194,184
                                                                  -------------
                                                                        241,566
                                                                  -------------
TOTAL COMMON STOCKS                                                 106,954,007
                                                                  -------------

INVESTMENTS IN AFFILIATES (8.8%)
   Fifth Third Institutional Money
Market Fund (a)                                       6,501,147       6,501,147
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       6,501,147
                                                                  -------------
TOTAL INVESTMENTS (COST $155,425,905) - 153.9%                      113,455,154
                                                                  -------------

SECURITIES SOLD SHORT
   (PROCEEDS $48,450,377) - (35.4)%                                 (26,089,371)

LIABILITIES IN EXCESS OF OTHER ASSETS - (18.5)%                     (13,630,441)
                                                                  ------------

NET ASSETS - 100.0%                                               $  73,735,342
                                                                  =============

                      See notes to schedules of investments
                       and notes to financial statements.

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS SOLD SHORT
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS (35.4)%
AEROSPACE & DEFENSE (0.3)%
Precision Castparts Corp.                                (1,774)  $    (115,221)
Rockwell Collins, Inc.                                   (3,093)       (116,544)
                                                                  -------------
                                                                       (231,765)
                                                                  -------------
AIR FREIGHT & LOGISTICS (0.0)%
FedEx Corp.                                                (323)        (16,454)
                                                                  -------------
BEVERAGES (0.0)%
Constellation Brands, Inc.,
   Class A *                                               (879)        (12,763)
                                                                  -------------
BIOTECHNOLOGY (2.4)%
Biogen Idec, Inc. *                                     (10,536)       (512,576)
BioMarin Pharmaceuticals, Inc. *                        (34,015)       (655,129)
Vertex Pharmaceuticals, Inc. *                          (19,282)       (637,270)
                                                                  -------------
                                                                     (1,804,975)
                                                                  -------------
CAPITAL MARKETS (0.4)%
Federated Investors, Inc., Class B                       (5,877)       (114,719)
Franklin Resources, Inc.                                 (3,139)       (151,991)
Legg Mason, Inc.                                           (687)        (11,033)
                                                                  -------------
                                                                       (277,743)
                                                                  -------------
COMMERCIAL BANKS (0.2)%
Wells Fargo & Co.                                        (8,183)       (154,659)
                                                                  -------------
COMMERCIAL BANKS NON-US (0.0)%
Banco Santander SA ADR                                   (4,555)        (35,711)
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (1.4)%
Equifax, Inc.                                            (8,468)       (209,329)
Pitney Bowes, Inc.                                      (38,051)       (847,015)
                                                                  -------------
                                                                     (1,056,344)
                                                                  -------------
COMMUNICATIONS EQUIPMENT (0.1)%
Motorola, Inc.                                          (17,542)        (77,711)
Nortel Networks Corp. *                                  (3,405)           (324)
                                                                  -------------
                                                                        (78,035)
                                                                  -------------
CONTAINERS & PACKAGING (0.7)%
Pactiv Corp. *                                          (21,155)       (457,371)
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0)%
Windstream Corp.                                         (1,534)        (13,315)
                                                                  -------------
ELECTRIC UTILITIES (2.2)%
Allegheny Energy, Inc.                                  (15,464)       (514,023)
PPL Corp.                                               (35,586)     (1,091,067)
                                                                  -------------
                                                                     (1,605,090)
                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1)%
Energizer Holdings, Inc. *                                 (339)        (16,147)
General Cable Corp. *                                    (3,588)        (59,058)
                                                                  -------------
                                                                        (75,205)
                                                                  -------------

                                   Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS SOLD SHORT, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
FOOD & STAPLES RETAILING (1.2)%
Costco Wholesale Corp.                                  (19,113)  $    (860,658)
                                                                  -------------
FOOD PRODUCTS (1.8)%
ConAgra Foods, Inc.                                     (44,544)       (761,702)
Hershey Co. (The)                                        (2,055)        (76,611)
Sara Lee Corp.                                          (49,232)       (493,797)
                                                                  -------------
                                                                     (1,332,110)
                                                                  -------------
FOOD-MEAT PRODUCTS (1.0)%
Smithfield Foods, Inc. *                                (64,847)       (769,734)
                                                                  -------------
GAS-DISTRIBUTION (1.4)%
Nicor, Inc.                                             (26,427)       (904,068)
Equitable Resources, Inc.                                (3,166)       (108,372)
                                                                  -------------
                                                                     (1,012,440)
                                                                  -------------
GOLD (0.2)%
Barrick Gold Corp.                                       (4,015)       (150,522)
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.4)%
Intuitive Surgical, Inc. *                               (1,975)       (203,879)
Qiagen NV *                                             (15,325)       (262,824)
Zimmer Holdings, Inc. *                                 (14,886)       (541,850)
                                                                  -------------
                                                                     (1,008,553)
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (1.6)%
Cardinal Health, Inc.                                    (6,783)       (255,380)
Humana, Inc. *                                          (18,389)       (697,495)
McKesson Corp.                                           (4,469)       (197,530)
                                                                  -------------
                                                                     (1,150,405)
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (0.9)%
Carnival Corp.                                           (3,976)        (72,324)
Starbucks Corp. *                                       (64,396)       (607,898)
                                                                  -------------
                                                                       (680,222)
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (0.5)%
Clorox Co.                                               (7,992)       (400,799)
                                                                  -------------
HOUSEHOLD DURABLES (0.9)%
Fortune Brands, Inc.                                    (12,950)       (414,400)
Newell Rubbermaid, Inc.                                 (30,994)       (250,432)
                                                                  -------------
                                                                       (664,832)
                                                                  -------------
INDEPENDENT POWER PRODUCER (0.1)%
Reliant Energy, Inc. *                                  (10,982)        (55,898)
                                                                  -------------
INSURANCE (0.0)%
Cincinnati Financial Corp.                               (1,387)        (30,417)
                                                                  -------------
INTERNET SOFTWARE & SERVICES (0.5)%
Akamai Technologies, Inc. *                             (20,474)       (275,989)
Equinix, Inc. *                                          (2,037)       (108,674)
                                                                  -------------
                                                                       (384,663)
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
IT SERVICES (2.2)%
Cognizant Technology Solutions Corp., Class A *         (48,333)  $    (905,277)
Fidelity National Information Services, Inc.            (30,301)       (482,089)
Fiserv, Inc. *                                           (8,491)       (269,589)
                                                                  -------------
                                                                     (1,656,955)
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS (0.3)%
Eastman Kodak Co.                                       (19,642)        (88,978)
Mattel, Inc.                                             (9,096)       (129,072)
                                                                  -------------
                                                                       (218,050)
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES (0.8)%
Waters Corp. *                                          (15,351)       (555,246)
                                                                  -------------
LIFE/HEALTH INSURANCE (0.1)%
Sun Life Financial, Inc.                                 (3,722)        (74,924)
                                                                  -------------
MACHINERY-CONSTRUCTION & MINING (0.0)%
Terex Corp. *                                              (890)        (10,538)
                                                                  -------------
MEDIA (0.9)%
Meredith Corp.                                           (6,642)       (106,073)
Washington Post Co. (The), Class B                       (1,386)       (541,316)
                                                                  -------------
                                                                       (647,389)
                                                                  -------------
MEDICAL-HMO (0.1)%
Health Net, Inc. *                                       (5,305)        (77,612)
                                                                  -------------
MEDICAL-HOSPITALS (0.6)%
Community Health Systems, Inc. *                        (23,631)       (440,482)
                                                                  -------------
METALS & MINING (0.1)%
AK Steel Holding Corp.                                  (10,670)        (86,107)
                                                                  -------------
MULTI-LINE INSURANCE (0.3)%
CNA Financial Corp.                                      (3,536)        (41,124)
Old Republic International Corp.                        (20,216)       (208,629)
                                                                  -------------
                                                                       (249,753)
                                                                  -------------
MULTILINE RETAIL (0.6)%
JC Penney Co., Inc.                                      (2,593)        (43,433)
Kohl's Corp. *                                          (10,497)       (385,345)
                                                                  -------------
                                                                       (428,778)
                                                                  -------------
MULTI-UTILITIES (1.4)%
Ameren Corp.                                             (1,556)        (51,737)
CMS Energy Corp.                                         (7,707)        (90,557)
Consolidated Edison, Inc.                               (20,874)       (850,616)
Public Service Enterprise Group, Inc.                      (756)        (23,867)
                                                                  -------------
                                                                     (1,016,777)
                                                                  -------------
NON-FERROUS METALS (0.6)%
Cameco Corp.                                            (28,699)       (474,107)
                                                                  -------------

                                   Continued

                                                       STRUCTURED LARGE CAP PLUS
                                   SCHEDULE OF INVESTMENTS SOLD SHORT, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
PAPER & FOREST PRODUCTS (0.5)%
Weyerhaeuser Co.                                        (13,003)  $    (355,502)
                                                                  -------------
PHARMACEUTICALS (1.0)%
Forest Laboratories, Inc. *                             (10,138)       (253,856)
Schering-Plough Corp.                                   (26,174)       (459,615)
                                                                  -------------
                                                                       (713,471)
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (1.2)%
Developers Diversified Realty Corp.                     (21,051)       (101,045)
Duke Realty Corp.                                       (16,688)       (153,696)
Federal Realty Investment Trust                         (12,346)       (625,078)
                                                                  -------------
                                                                       (879,819)
                                                                  -------------
REAL ESTATE OPERATIONS/ DEVELOPMENT (0.0)%
Brookfield Properties Corp.                              (5,334)        (28,750)
                                                                  -------------
REINSURANCE (0.4)%
Everest Re Group, Ltd.                                   (3,790)       (238,770)
PartnerRe, Ltd.                                            (570)        (37,352)
                                                                  -------------
                                                                       (276,122)
                                                                  -------------
RENTAL AUTO/EQUIPMENT (0.2)%
Hertz Global Holdings, Inc. *                           (24,888)       (125,933)
                                                                  -------------
RETAIL-OFFICE SUPPLIES (0.2)%
OfficeMax, Inc.                                         (23,882)       (131,590)
                                                                  -------------
ROAD & RAIL (0.4)%
Canadian Pacific Railway, Ltd.                           (8,661)       (262,082)
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (0.8)%
Micron Technology, Inc. *                              (161,882)       (602,201)
                                                                  -------------
SOFTWARE (1.6)%
Citrix Systems, Inc. *                                  (53,700)     (1,129,848)
Novell, Inc. *                                           (5,534)        (20,476)
                                                                  -------------
                                                                     (1,150,324)
                                                                  -------------
SPECIALTY RETAIL (0.2)%
Lowe's Cos., Inc.                                        (1,168)        (21,339)
Office Depot, Inc. *                                    (48,403)       (104,551)
                                                                  -------------
                                                                       (125,890)
                                                                  -------------
TELEVISION (0.0)%
Central European Media Enterprises, Ltd.,
   Class A *                                             (1,718)        (16,939)
                                                                  -------------

THRIFTS & MORTGAGE FINANCE (0.3)%
People's United Financial, Inc.                          11,266)       (184,312)
                                                                  -------------
UTILITIES (0.4)%
Dynegy, Inc., Class A *                                (149,477)       (315,396)

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------

COMMON STOCKS, CONTINUED
WIRELESS EQUIPMENT (0.7)%
Crown Castle International Corp. *                      (26,868)  $    (524,463)
                                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES (0.2)%
NII Holdings, Inc. *                                     (7,174)       (139,176)
                                                                  -------------
TOTAL COMMON STOCKS                                                 (26,089,371)
                                                                  -------------

TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $48,450,377) - (35.4)%                               $ (26,089,371)
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for short sales.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

EQUITY INDEX
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                   ------------   -------------
COMMON STOCKS (97.8%)
AEROSPACE & DEFENSE (2.9%)
Boeing Co.                                               21,583   $     913,177
General Dynamics Corp.                                   11,481         651,317
Goodrich Corp.                                            3,625         140,143
Honeywell International, Inc.                            21,390         701,806
L-3 Communications Holdings, Inc.                         3,516         277,834
Lockheed Martin Corp.                                     9,805         804,402
Northrop Grumman Corp.                                    9,629         463,348
Precision Castparts Corp.                                 4,106         266,685
Raytheon Co.                                             12,195         617,311
Rockwell Collins, Inc.                                    4,662         175,664
United Technologies Corp.                                27,997       1,343,576
                                                                  -------------
                                                                      6,355,263
                                                                  -------------
AIR FREIGHT & LOGISTICS (1.0%)
CH Robinson Worldwide, Inc.                               4,983         229,118
Expeditors International
   Washington, Inc.                                       6,245         173,673
FedEx Corp.                                               9,166         466,916
United Parcel Service, Inc., Class B                     29,309       1,245,339
                                                                  -------------
                                                                      2,115,046
                                                                  -------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   21,786         153,156
                                                                  -------------
AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) *                        7,106          43,844
Johnson Controls, Inc.                                   17,499         218,913
                                                                  -------------
                                                                        262,757
                                                                  -------------
AUTOMOBILES (0.1%)
Ford Motor Co. *                                         70,354         131,562
General Motors Corp.                                     17,978          54,114
Harley-Davidson, Inc.                                     6,857          83,518
                                                                  -------------
                                                                        269,194
                                                                  -------------
BEVERAGES (2.5%)
Brown-Forman Corp., Class B                               2,887         131,099
Coca-Cola Co. (The)                                      58,598       2,503,307
Coca-Cola Enterprises, Inc.                               9,341         104,899
Constellation Brands, Inc., Class A *                     5,733          83,243
Molson Coors Brewing Co., Class B                         4,383         176,503
Pepsi Bottling Group, Inc.                                3,980          76,774
PepsiCo, Inc.                                            45,741       2,297,571
                                                                  -------------
                                                                      5,373,396
                                                                  -------------
BEVERAGES-NON ALCOHOLIC (0.1%)
Dr. Pepper Snapple Group, Inc. *                          7,471         122,898
                                                                  -------------
BIOTECHNOLOGY (2.3%)
Amgen, Inc. *                                            31,204       1,711,539
Biogen Idec, Inc. *                                       8,592         418,001
Celgene Corp. *                                          13,494         714,507
Cephalon, Inc. *                                          2,016         155,595
Genzyme Corp. *                                           7,967         549,086
Gilead Sciences, Inc. *                                  27,093       1,375,512
                                                                  -------------
                                                                      4,924,240
                                                                  -------------

                                   Continued

                                                        SHARES         VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
BUILDING PRODUCTS (0.1%)
Life Technologies Corp. *                                 5,082   $     129,388
Masco Corp.                                              10,599          82,884
                                                                  -------------
                                                                        212,272
                                                                  -------------
CAPITAL MARKETS (2.1%)
American Capital, Ltd.                                    6,089          17,415
Ameriprise Financial, Inc.                                6,379         128,537
Bank of New York Mellon Corp. (The)                      33,797         869,935
Charles Schwab Corp. (The)                               27,558         374,513
E*Trade Financial Corp. *                                16,573          18,893
Federated Investors, Inc., Class B                        2,609          50,928
Franklin Resources, Inc.                                  4,455         215,711
Goldman Sachs Group, Inc. (The)                          13,023       1,051,347
Invesco, Ltd.                                            11,338         133,675
Janus Capital Group, Inc.                                 4,649          24,407
Legg Mason, Inc.                                          4,180          67,131
Morgan Stanley                                           31,277         632,734
Northern Trust Corp.                                      6,569         377,849
SCANA Corp.                                               3,461         118,678
State Street Corp.                                       12,722         296,041
T Rowe Price Group, Inc.                                  7,610         209,884
                                                                  -------------
                                                                      4,587,678
                                                                  -------------
CHEMICALS (1.8%)
Air Products & Chemicals, Inc.                            6,172         310,452
CF Industries Holdings, Inc.                              1,675          78,725
Dow Chemical Co. (The)                                   27,206         315,318
E.I. du Pont de Nemours & Co.                            26,576         610,185
Eastman Chemical Co.                                      2,136          55,429
Ecolab, Inc.                                              4,938         167,694
International Flavors &
   Fragrances, Inc.                                       2,316          66,284
Monsanto Co.                                             16,137       1,227,380
PPG Industries, Inc.                                      4,836         181,737
Praxair, Inc.                                             9,083         565,508
Rohm & Haas Co.                                           3,679         203,044
Sigma-Aldrich Corp.                                       3,692         133,207
                                                                  -------------
                                                                      3,914,963
                                                                  -------------
COMMERCIAL BANKS (2.1%)
BB&T Corp.                                               16,271         322,003
Comerica, Inc.                                            4,432          73,837
First Horizon National Corp.                              6,046          57,558
Huntington Bancshares, Inc.                              10,781          31,049
Keycorp                                                  14,578         106,128
M&T Bank Corp.                                            2,274          88,481
Marshall & Ilsley Corp.                                   7,666          43,773
PNC Financial Services Group, Inc.                       12,604         409,882
Regions Financial Corp.                                  20,379          70,512
SunTrust Banks, Inc.                                     10,429         127,860
US Bancorp                                               51,674         766,842
Wells Fargo & Co.                                       124,283       2,348,949
Zions Bancorporation                                      3,397          50,683
                                                                  -------------
                                                                      4,497,557
                                                                  -------------

                                   Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
COMMERCIAL SERVICES (0.0%)
Iron Mountain, Inc. *                                     5,286   $     108,152
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Avery Dennison Corp.                                      3,130          75,840
Cintas Corp.                                              3,870          88,042
Dun & Bradstreet Corp.                                    1,588         120,688
Equifax, Inc.                                             3,720          91,958
Monster Worldwide, Inc. *                                 3,629          33,423
Pitney Bowes, Inc.                                        6,071         135,140
Republic Services, Inc.                                   9,455         244,506
Robert Half International, Inc.                           4,569          77,445
RR Donnelley & Sons Co.                                   6,038          58,931
Stericycle, Inc. *                                        2,520         123,278
Waste Management, Inc.                                   14,448         450,633
                                                                  -------------
                                                                      1,499,884
                                                                  -------------
COMMUNICATIONS EQUIPMENT (2.5%)
Ciena Corp. *                                             2,660          16,598
Cisco Systems, Inc. *                                   172,439       2,581,412
Corning, Inc.                                            45,777         462,805
Harris Corp.                                              3,964         171,602
JDS Uniphase Corp. *                                      6,475          23,504
Juniper Networks, Inc. *                                 15,549         220,174
Motorola, Inc.                                           66,746         295,685
Qualcomm, Inc.                                           48,756       1,684,520
Tellabs, Inc. *                                          11,722          48,412
                                                                  -------------
                                                                      5,504,712
                                                                  -------------
COMPUTERS & PERIPHERALS (4.6%)
Apple, Inc. *                                            26,180       2,359,603
Dell, Inc. *                                             50,967         484,186
EMC Corp. *                                              60,103         663,537
Hewlett-Packard Co.                                      72,129       2,506,483
International Business
   Machines Corp.                                        39,566       3,626,224
Lexmark International, Inc.,
   Class A *                                              2,309          54,677
NetApp, Inc. *                                            9,724         144,207
QLogic Corp. *                                            3,768          42,654
SanDisk Corp. *                                           6,657          76,090
Sun Microsystems, Inc. *                                 21,752          90,488
Teradata Corp. *                                          5,183          68,053
                                                                  -------------
                                                                     10,116,202
                                                                  -------------
CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                                               5,346         207,959
Jacobs Engineering Group, Inc. *                          3,619         139,947
                                                                  -------------
                                                                        347,906
                                                                  -------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                      3,244         160,448
                                                                  -------------

                                   Continued

                                                      SHARES           VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
CONSUMER FINANCE (0.5%)
American Express Co.                                     34,160   $     571,497
Capital One Financial Corp.                              11,535         182,714
Discover Financial Services                              14,134         101,058
SLM Corp. *                                              13,762         157,575
                                                                  -------------
                                                                      1,012,844
                                                                  -------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                2,786         106,815
Bemis Co., Inc.                                           2,935          66,243
Owens-Illinois, Inc. *                                    4,918          93,442
Pactiv Corp. *                                            3,870          83,670
Sealed Air Corp.                                          4,649          62,994
                                                                  -------------
                                                                        413,164
                                                                  -------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                         4,696         150,366
                                                                  -------------
DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A *                             3,138         255,621
H&R Block, Inc.                                           9,982         206,927
                                                                  -------------
                                                                        462,548
                                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Bank of America Corp. (b)                               188,304       1,239,040
CIT Group, Inc.                                          10,618          29,624
Citigroup, Inc. (b)                                     160,495         569,757
CME Group, Inc.                                           1,973         343,125
IntercontinentalExchange, Inc. *                          2,128         121,147
JPMorgan Chase & Co.                                    109,922       2,804,110
Leucadia National Corp. *                                 5,213          82,991
Moody's Corp.                                             5,720         122,523
Nasdaq OMX Group, Inc. (The) *                            4,009          87,476
NYSE Euronext                                             7,805         171,710
                                                                  -------------
                                                                      5,571,503
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (3.4%)
AT&T, Inc. (b)                                          173,556       4,272,949
CenturyTel, Inc.                                          2,949          80,036
Embarq Corp.                                              4,186         149,524
Frontier Communications Corp.                             9,168          74,353
Qwest Communications
   International, Inc.                                   43,144         138,924
Diversified Telecommunication
   Services, continued
Verizon Communications, Inc.                             83,656       2,498,805
Windstream Corp.                                         12,941         112,328
                                                                  -------------
                                                                      7,326,919
                                                                  -------------

                                   Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
ELECTRIC UTILITIES (2.6%)
Allegheny Energy, Inc.                                    4,979   $     165,502
American Electric Power Co., Inc.                        11,885         372,595
Duke Energy Corp.                                        37,264         564,550
Edison International                                      9,595         312,509
Entergy Corp.                                             5,576         425,783
Exelon Corp.                                             19,377       1,050,621
FirstEnergy Corp.                                         8,978         448,810
FPL Group, Inc.                                          12,038         620,559
Pepco Holdings, Inc.                                      6,368         113,414
Pinnacle West Capital Corp.                               2,969          99,372
PPL Corp.                                                11,044         338,609
Progress Energy, Inc.                                     7,748         300,003
Southern Co.                                             22,812         763,061
                                                                  -------------
                                                                      5,575,388
                                                                  -------------
ELECTRICAL COMPONENTS
   & EQUIPMENT (0.5%)
Cooper Industries, Ltd., Class A                          5,104         137,349
Emerson Electric Co.                                     22,591         738,726
Rockwell Automation, Inc.                                 4,167         108,509
                                                                  -------------
                                                                        984,584
                                                                  -------------
ELECTRONIC EQUIPMENT
   & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. *                             10,308         186,369
Amphenol Corp., Class A                                   5,177         135,379
FLIR Systems, Inc. *                                      4,091         102,152
Jabil Circuit, Inc.                                       6,204          36,107
Molex, Inc.                                               4,148          55,459
Tyco Electronics, Ltd.                                   13,478         190,848
                                                                  -------------
                                                                        706,314
                                                                  -------------
ENERGY EQUIPMENT & SERVICE (1.7%)
Baker Hughes, Inc.                                        9,057         301,779
BJ Services Co.                                           8,598          94,578
Cameron International Corp. *                             6,465         149,729
ENSCO International, Inc.                                 4,177         114,283
Halliburton Co.                                          26,322         454,054
Nabors Industries, Ltd. *                                 8,381          91,772
National Oilwell Varco, Inc. *                           12,291         324,974
Noble Corp.                                               7,773         211,037
Rowan Cos., Inc.                                          3,328          42,132
Schlumberger, Ltd.                                       35,229       1,437,695
Smith International, Inc.                                 6,446         146,324
Weatherford International, Ltd. *                        20,059         221,251
                                                                  -------------
                                                                      3,589,608
                                                                  -------------
FOOD & STAPLES RETAILING (3.2%)
Costco Wholesale Corp.                                   12,713         572,466
CVS Caremark Corp.                                       42,299       1,136,997
Kroger Co. (The)                                         19,216         432,360
Safeway, Inc.                                            12,626         270,575
SUPERVALU, Inc.                                           6,236         109,379
SYSCO Corp.                                              17,645         393,307
Walgreen Co.                                             29,153         799,084

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
FOOD & STAPLES RETAILING, CONTINUED
Wal-Mart Stores, Inc.                                    65,849   $   3,102,805
Whole Foods Market, Inc.                                  4,132          42,353
                                                                  -------------
                                                                      6,859,326
                                                                  -------------
FOOD PRODUCTS (2.0%)
Archer-Daniels-Midland Co.                               18,892         517,263
Campbell Soup Co.                                         6,059         184,012
ConAgra Foods, Inc.                                      13,167         225,156
Dean Foods Co. *                                          4,534          87,688
General Mills, Inc.                                       9,841         582,095
Hershey Co. (The)                                         4,885         182,113
HJ Heinz Co.                                              9,261         338,026
JM Smucker Co. (The)                                      3,488         157,483
Kellogg Co.                                               7,419         324,136
Kraft Foods, Inc., Class A                               43,267       1,213,639
McCormick & Co., Inc.                                     3,828         122,649
Sara Lee Corp.                                           20,819         208,815
Tyson Foods, Inc., Class A                                8,897          78,738
                                                                  -------------
                                                                      4,221,813
                                                                  -------------
GAS-DISTRIBUTION (0.2%)
Equitable Resources, Inc.                                 3,854         131,922
Nicor, Inc.                                               1,331          45,534
Questar Corp.                                             5,108         173,570
                                                                  -------------
                                                                        351,026
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.4%)
Baxter International, Inc.                               18,265       1,071,242
Becton Dickinson & Co.                                    7,160         520,317
Boston Scientific Corp. *                                44,222         392,249
Covidien, Ltd.                                           14,831         568,621
CR Bard, Inc.                                             2,922         250,036
Dentsply International, Inc.                              4,387         118,054
Hospira, Inc. *                                           4,700         117,030
Intuitive Surgical, Inc. *                                1,152         118,921
Medtronic, Inc.                                          32,933       1,102,926
St. Jude Medical, Inc. *                                 10,137         368,683
Stryker Corp.                                             7,134         301,340
Varian Medical Systems, Inc. *                            3,659         135,859
Zimmer Holdings, Inc. *                                   6,614         240,750
                                                                  -------------
                                                                      5,306,028
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES (2.3%)
Aetna, Inc.                                              13,580         420,980
AmerisourceBergen Corp.                                   4,601         167,108
Cardinal Health, Inc.                                    10,591         398,751
CIGNA Corp.                                               8,095         140,529
Coventry Health Care, Inc. *                              4,388          66,390
DaVita, Inc. *                                            3,057         143,679
Express Scripts, Inc. *                                   7,288         391,803
Humana, Inc. *                                            4,969         188,474
Laboratory Corp. of America Holdings *                    3,181         188,315
McKesson Corp.                                            8,126         359,169
Medco Health Solutions, Inc. *                           14,667         658,988
Patterson Cos., Inc. *                                    2,685          49,377

                                   Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
HEALTHCARE PROVIDERS & SERVICES, CONTINUED
Quest Diagnostics, Inc.                                   4,666   $     230,267
Tenet Healthcare Corp. *                                 12,224          13,080
UnitedHealth Group, Inc.                                 35,571       1,007,726
WellPoint, Inc. *                                        14,992         621,418
                                                                  -------------
                                                                      5,046,054
                                                                  -------------
HEALTHCARE TECHNOLOGY (0.0%)
IMS Health, Inc.                                          5,356          77,769
                                                                  -------------
HOTELS RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                           12,870         234,105
Darden Restaurants, Inc.                                  4,086         107,135
International Game Technology                             8,679          91,997
Marriott International, Inc., Class A                     8,636         140,853
McDonald's Corp.                                         32,825       1,904,506
Starbucks Corp. *                                        21,661         204,480
Starwood Hotels & Resorts
   Worldwide, Inc.                                        5,390          81,497
Wyndham Worldwide Corp.                                   5,223          32,017
Wynn Resorts, Ltd. *                                      1,814          54,565
Yum! Brands, Inc.                                        13,623         389,890
                                                                  -------------
                                                                      3,241,045
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (3.0%)
Clorox Co.                                                4,085         204,863
Colgate-Palmolive Co.                                    14,864         966,755
Kimberly-Clark Corp.                                     12,186         627,213
Procter & Gamble Co.                                     87,932       4,792,294
                                                                  -------------
                                                                      6,591,125
                                                                  -------------
HOUSEHOLD DURABLES (0.3%)
Black & Decker Corp.                                      1,770          51,171
Centex Corp.                                              3,661          31,155
DR Horton, Inc.                                           8,113          48,354
Fortune Brands, Inc.                                      4,415         141,280
Harman International
   Industries, Inc.                                       1,724          27,739
KB Home                                                   2,217          23,655
Leggett & Platt, Inc.                                     4,600          57,454
Lennar Corp., Class A                                     4,161          31,998
Newell Rubbermaid, Inc.                                   8,164          65,965
Pulte Homes, Inc.                                         6,294          63,884
Snap-On, Inc.                                             1,692          51,065
Stanley Works (The)                                       2,321          72,555
Whirlpool Corp.                                           2,165          72,376
                                                                  -------------
                                                                        738,651
                                                                  -------------
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co.                                                   20,408       1,097,746
General Electric Co. (b)                                309,334       3,752,221
Textron, Inc.                                             7,101          64,122
Tyco International, Ltd.                                 13,928         292,767
                                                                  -------------
                                                                      5,206,856
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
INSURANCE (2.2%)
Aflac, Inc.                                              13,728   $     318,627
Allstate Corp. (The)                                     15,785         342,061
American International Group, Inc.                       79,190         101,363
AON Corp.                                                 7,945         294,362
Assurant, Inc.                                            3,464          91,450
Chubb Corp.                                              10,476         446,068
Cincinnati Financial Corp.                                4,782         104,869
Genworth Financial, Inc., Class A                        12,756          29,594
Hartford Financial Services
   Group, Inc.                                            8,873         116,769
Lincoln National Corp.                                    7,536         114,020
Loews Corp.                                              10,660         260,104
Marsh & McLennan Cos., Inc.                              15,140         292,656
MBIA, Inc. *                                              5,548          21,415
MetLife, Inc.                                            23,372         671,478
Principal Financial Group, Inc.                           7,638         126,714
Progressive Corp. (The) *                                19,898         241,761
Prudential Financial, Inc.                               12,487         321,540
Torchmark Corp.                                           2,504          75,120
Travelers Cos., Inc. (The)                               17,215         665,188
Unum Group                                                9,752         138,088
XL Capital, Ltd., Class A                                 9,742          28,252
                                                                  -------------
                                                                      4,801,499
                                                                  -------------
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. *                                        9,472         557,143
Expedia, Inc. *                                           6,169          55,089
                                                                  -------------
                                                                        612,232
                                                                  -------------
INTERNET SOFTWARE & SERVICES (1.6%)
Akamai Technologies, Inc. *                               4,981          67,144
eBay, Inc. *                                             31,590         379,712
Google, Inc., Class A *                                   7,045       2,384,944
VeriSign, Inc. *                                          5,715         110,357
Yahoo!, Inc. *                                           40,870         479,405
                                                                  -------------
                                                                      3,421,562
                                                                  -------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc.,
   Class A *                                              2,873         131,756
Automatic Data Processing, Inc.                          14,958         543,424
Cognizant Technology Solutions
   Corp., Class A *                                       8,576         160,628
Computer Sciences Corp. *                                 4,461         164,343
Convergys Corp. *                                         3,595          27,070
Fidelity National Information
   Services, Inc.                                         5,596          89,032
Fiserv, Inc. *                                            4,717         149,765
Mastercard, Inc., Class A                                 2,131         289,347
Paychex, Inc.                                             9,457         229,711
Total System Services, Inc.                               5,797          73,390
Western Union Co. (The)                                  21,074         287,871
                                                                  -------------
                                                                      2,146,337
                                                                  -------------

                                   Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co.                                         7,906   $      35,814
Hasbro, Inc.                                              3,649          88,050
Mattel, Inc.                                             10,556         149,790
                                                                  -------------
                                                                        273,654
                                                                  -------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Millipore Corp. *                                         1,627          89,745
PerkinElmer, Inc.                                         3,478          43,892
Thermo Fisher Scientific, Inc. *                         12,376         444,670
Waters Corp. *                                            2,895         104,712
                                                                  -------------
                                                                        683,019
                                                                  -------------
MACHINERY (1.5%)
Caterpillar, Inc.                                        17,766         548,081
Cummins, Inc.                                             5,931         142,225
Danaher Corp.                                             7,530         421,153
Deere & Co.                                              12,576         436,890
Dover Corp.                                               5,477         154,890
Eaton Corp.                                               4,856         213,761
Flowserve Corp.                                           1,665          88,761
Illinois Tool Works, Inc.                                11,592         378,595
Ingersoll-Rand Co., Ltd., Class A                         9,389         152,196
ITT Corp.                                                 5,348         242,157
Manitowoc Co., Inc. (The)                                 3,839          21,114
PACCAR, Inc.                                             10,681         281,872
Pall Corp.                                                3,478          90,671
Parker Hannifin Corp.                                     4,746         181,345
                                                                  -------------
                                                                      3,353,711
                                                                  -------------
MEDIA (2.4%)
CBS Corp., Class B                                       20,025         114,543
Comcast Corp., Class A                                   84,813       1,242,510
DIRECTV Group, Inc. (The) *                              16,085         352,262
Gannett Co., Inc.                                         6,718          38,763
Interpublic Group of Cos., Inc. *                        14,035          46,737
Media, continued
McGraw-Hill Cos., Inc. (The)                              9,262         203,671
Meredith Corp.                                            1,064          16,992
New York Times Co. (The), Class A                         3,430          17,047
News Corp., Class A                                      67,736         432,833
Omnicom Group, Inc.                                       9,153         236,971
Scripps Networks Interactive, Inc.,
   Class A                                                2,652          56,938
Time Warner, Inc.                                       105,655         985,761
Viacom, Inc., Class B *                                  18,069         266,518
Walt Disney Co. (The)                                    54,515       1,127,370
Washington Post Co. (The), Class B                          177          69,129
                                                                  -------------
                                                                      5,208,045
METALS & MINING (0.7%)                                            -------------
AK Steel Holding Corp.                                    3,299          26,623
Alcoa, Inc.                                              23,570         183,610
Allegheny Technologies, Inc.                              2,836          62,647
Freeport-McMoRan Copper &
   Gold, Inc.                                            11,122         279,607

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
METALS & MINING, CONTINUED
Newmont Mining Corp.                                     13,379   $     532,217
Nucor Corp.                                               9,246         377,144
Titanium Metals Corp.                                     2,506          17,667
United States Steel Corp.                                 3,424         102,823
                                                                  -------------
                                                                      1,582,338
                                                                  -------------
MULTILINE RETAIL (0.7%)
Big Lots, Inc. *                                          2,418          32,522
Family Dollar Stores, Inc.                                4,115         114,274
JC Penney Co., Inc.                                       6,544         109,612
Kohl's Corp. *                                            8,974         329,436
Macy's, Inc.                                             12,386         110,855
Nordstrom, Inc.                                           4,694          59,567
Sears Holdings Corp. *                                    1,639          67,068
Target Corp.                                             22,170         691,704
                                                                  -------------
                                                                      1,515,038
                                                                  -------------
MULTI-UTILITIES (1.5%)
Ameren Corp.                                              6,228         207,081
Centerpoint Energy, Inc.                                 10,136         135,620
CMS Energy Corp.                                          6,662          78,278
Consolidated Edison, Inc.                                 8,059         328,404
Dominion Resources, Inc.                                 17,121         602,317
DTE Energy Co.                                            4,801         165,634
Integrys Energy Group, Inc.                               2,251          93,979
NiSource, Inc.                                            8,077          78,185
PG&E Corp.                                               10,631         411,101
Public Service Enterprise Group, Inc.                    14,905         470,551
Sempra Energy                                             7,175         314,552
TECO Energy, Inc.                                         6,267          75,267
Wisconsin Energy Corp.                                    3,443         153,489
Xcel Energy, Inc.                                        13,225         244,134
                                                                  -------------
                                                                      3,358,592
                                                                  -------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.                                              25,493         169,274
                                                                  -------------
OIL & GAS (12.1%)
Anadarko Petroleum Corp.                                 13,519         496,688
Apache Corp.                                              9,856         739,200
Cabot Oil & Gas Corp.                                     3,044          83,680
Chesapeake Energy Corp.                                  15,929         251,837
Chevron Corp.                                            59,839       4,219,846
ConocoPhillips                                           43,906       2,086,852
Consol Energy, Inc.                                       5,336         145,459
Devon Energy Corp.                                       13,012         801,539
El Paso Corp.                                            20,651         168,925
EOG Resources, Inc.                                       7,350         498,110
Exxon Mobil Corp. (b)                                   149,808      11,457,316
Hess Corp.                                                8,355         464,622
Marathon Oil Corp.                                       20,780         565,839
Massey Energy Co.                                         2,507          38,056
Murphy Oil Corp.                                          5,610         247,850
Noble Energy, Inc.                                        5,088         248,956
Occidental Petroleum Corp.                               23,852       1,301,127

                                   Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
OIL & GAS, CONTINUED
Peabody Energy Corp.                                      7,853   $     196,325
Range Resources Corp.                                     4,575         163,968
Southwestern Energy Co. *                                10,111         320,013
Spectra Energy Corp.                                     17,996         261,122
Sunoco, Inc.                                              3,442         159,433
Tesoro Corp.                                              4,078          70,264
Valero Energy Corp.                                      15,197         366,552
Williams Cos., Inc.                                      17,043         241,158
XTO Energy, Inc.                                         16,988         630,085
                                                                  -------------
                                                                     26,224,822
                                                                  -------------
OIL GAS & CONSUMABLE FUELS (0.0%)
Pioneer Natural Resources Co.                             3,466          50,742
                                                                  -------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                  12,592         114,839
MeadWestvaco Corp.                                        5,031          58,561
Weyerhaeuser Co.                                          6,223         170,137
                                                                  -------------
                                                                        343,537
                                                                  -------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      12,555         256,750
Estee Lauder Cos., Inc. (The),
   Class A                                                3,412          89,565
                                                                  -------------
                                                                        346,315
                                                                  -------------
PHARMACEUTICALS (8.1%)
Abbott Laboratories                                      45,696       2,533,386
Allergan, Inc.                                            9,057         345,253
Bristol-Myers Squibb Co.                                 58,302       1,248,246
Eli Lilly & Co.                                          29,466       1,084,938
Forest Laboratories, Inc. *                               8,876         222,255
Johnson & Johnson                                        81,714       4,714,081
King Pharmaceuticals, Inc. *                              7,259          63,444
Merck & Co., Inc.                                        62,265       1,777,666
Mylan, Inc. *                                             8,974         101,675
Pfizer, Inc.                                            198,587       2,895,398
Schering-Plough Corp.                                    47,875         840,685
Watson Pharmaceuticals, Inc. *                            3,081          84,050
Wyeth                                                    39,214       1,685,026
                                                                  -------------
                                                                     17,596,103
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Apartment Investment & Management
   Co., Class A                                           3,867          34,378
AvalonBay Communities, Inc.                               2,271         117,661
Boston Properties, Inc.                                   3,558         154,061
Developers Diversified Realty Corp.                       3,542          17,002
Equity Residential                                        8,011         191,703
HCP, Inc.                                                 7,441         173,673
Health Care, Inc.                                         3,046         115,169
Host Hotels & Resorts, Inc. *                            15,390          82,798
Kimco Realty Corp.                                        6,744          96,979
Plum Creek Timber Co., Inc.                               4,912         151,142
ProLogis                                                  7,824          78,318
Public Storage                                            3,692         228,424

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS, CONTINUED
Simon Property Group, Inc.                                6,650   $     285,817
Vornado Realty Trust                                      4,046         205,577
                                                                  -------------
                                                                      1,932,702
                                                                  -------------
REAL ESTATE MANAGEMENT &
   DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A *                   6,568          23,645
                                                                  -------------
ROAD & RAIL (0.9%)
Burlington Northern Santa Fe Corp.                        8,267         547,689
CSX Corp.                                                11,618         336,457
Norfolk Southern Corp.                                   10,905         418,316
Ryder System, Inc.                                        1,638          55,332
Union Pacific Corp.                                      14,915         653,128
                                                                  -------------
                                                                      2,010,922
                                                                  -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT (2.1%)
Advanced Micro Devices, Inc. *                           17,920          39,245
Altera Corp.                                              8,758         134,698
Analog Devices, Inc.                                      8,576         171,348
Applied Materials, Inc.                                  39,514         370,246
Broadcom Corp., Class A *                                13,080         207,318
Intel Corp.                                             163,807       2,113,110
Kla-Tencor Corp.                                          4,973          99,659
Linear Technology Corp.                                   6,530         152,933
LSI Corp. *                                              18,998          60,414
MEMC Electronic Materials, Inc. *                         6,610          89,896
Microchip Technology, Inc.                                5,357         101,622
Micron Technology, Inc. *                                22,494          83,678
National Semiconductor Corp.                              5,745          58,254
Novellus Systems, Inc. *                                  2,876          39,660
Nvidia Corp. *                                           15,817         125,745
Teradyne, Inc. *                                          4,985          23,978
Texas Instruments, Inc.                                  38,181         570,806
Xilinx, Inc.                                              8,067         135,929
                                                                  -------------
                                                                      4,578,539
                                                                  -------------
SOFTWARE (3.6%)
Adobe Systems, Inc. *                                    15,637         301,950
Autodesk, Inc. *                                          6,664         110,356
BMC Software, Inc. *                                      5,522         139,872
CA, Inc.                                                 11,601         208,702
Citrix Systems, Inc. *                                    5,350         112,564
Compuware Corp. *                                         7,259          47,184
Electronic Arts, Inc. *                                   9,450         145,908
Intuit, Inc. *                                            9,426         213,499
McAfee, Inc. *                                            4,495         137,053
Microsoft Corp. (b)                                     225,307       3,852,750
Novell, Inc. *                                           10,168          37,622
Oracle Corp. *                                          115,372       1,941,711
Salesforce.com, Inc. *                                    3,090          82,225
Symantec Corp. *                                         24,622         377,455
                                                                  -------------
                                                                      7,708,851
                                                                  -------------

                                   Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
SPECIALTY RETAIL (1.7%)
Abercrombie & Fitch Co., Class A                          2,563   $      45,750
AutoNation, Inc. *                                        3,177          29,483
AutoZone, Inc. *                                          1,127         149,767
Bed Bath & Beyond, Inc. *                                 7,648         177,663
Best Buy Co., Inc.                                        9,948         278,743
GameStop Corp., Class A *                                 4,823         119,514
Gap, Inc. (The)                                          13,732         154,897
Home Depot, Inc.                                         49,933       1,075,057
Limited Brands, Inc.                                      7,969          63,114
Lowe's Cos., Inc.                                        43,166         788,643
Office Depot, Inc. *                                      8,096          17,487
RadioShack Corp.                                          3,683          42,207
Sherwin-Williams Co. (The)                                2,892         138,093
Staples, Inc.                                            21,010         334,899
Tiffany & Co.                                             3,626          75,240
TJX Cos., Inc.                                           12,262         238,128
                                                                  -------------
                                                                      3,728,685
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. *                                             9,628         140,569
Jones Apparel Group, Inc.                                 2,457           8,501
Nike, Inc., Class B                                      11,555         522,864
Polo Ralph Lauren Corp.                                   1,657          67,987
VF Corp.                                                  2,594         145,316
                                                                  -------------
                                                                        885,237
                                                                  -------------
THRIFTS & MORTGAGE FINANCE (0.2%)
Hudson City Bancorp, Inc. *                              15,351         178,072
People's United Financial, Inc.                          10,242         167,559
                                                                  -------------
                                                                        345,631
                                                                  -------------
TOBACCO (1.7%)
Altria Group, Inc.                                       60,681       1,003,664
Lorillard, Inc.                                           4,950         294,327
Philip Morris International, Inc.                        59,581       2,213,434
Reynolds American, Inc.                                   4,978         190,060
                                                                  -------------
                                                                      3,701,485
                                                                  -------------
TRADING COMPANIES &
   DISTRIBUTORS (0.1%)
Fastenal Co.                                              3,806         130,089
WW Grainger, Inc.                                         1,904         138,897
                                                                  -------------
                                                                        268,986
                                                                  -------------
UTILITIES (0.2%)
AES Corp. (The) *                                        19,813         156,721
Constellation Energy Group, Inc.                          5,255         138,206
Dynegy, Inc., Class A *                                  14,895          31,428
                                                                  -------------
                                                                        326,355
                                                                  -------------

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
WIRELESS TELECOMMUNICATION
   SERVICES (0.3%)
American Tower Corp., Class A *                          11,683   $     354,462
Sprint Nextel Corp. *                                    84,136         204,450
                                                                  -------------
                                                                        558,912
                                                                  -------------

TOTAL COMMON STOCKS                                                 211,715,425
                                                                  -------------
INVESTMENTS IN AFFILIATES (2.0%)
COMMERCIAL BANKS (0.0%)
Fifth Third Bancorp                                      17,008          40,649
                                                                  -------------
FIFTH THIRD FUNDS (2.0%)
Fifth Third Institutional Money
   Market Fund (a)                                    4,241,324       4,241,324
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       4,281,973
                                                                  -------------
TOTAL INVESTMENTS (COST $148,956,372) - 99.8%                       215,997,398
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                            506,122
                                                                  -------------
NET ASSETS - 100.0%                                               $ 216,503,520
                                                                  =============
NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing security.

(a)  Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for futures contracts.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                            INTERNATIONAL EQUITY
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS(C) (92.9%)
AUSTRALIA (4.1%)
ASX, Ltd.                                                 5,557   $      94,606
Australia & New Zealand Banking
   Group, Ltd.                                           63,767         528,867
BHP Billiton, Ltd.                                       76,411       1,438,943
BlueScope Steel, Ltd.                                    13,933          30,749
Coca-Cola Amatil, Ltd.                                   18,492         107,022
Commonwealth Bank of Australia                            6,407         107,918
Goodman Fielder, Ltd.                                   454,209         439,048
Incitec Pivot, Ltd.                                     147,895         242,316
Macquaire Group, Ltd.                                    48,940         786,959
Macquarie Infrastructure Group                          516,882         519,830
National Australia Bank, Ltd.                            54,050         639,506
OneSteel, Ltd.                                          174,451         262,954
Qantas Airways, Ltd.                                  1,092,541       1,677,412
Telstra Corp., Ltd.                                     254,134         608,019
Wesfarmers, Ltd.                                          2,365          22,994
Westpac Banking Corp.                                    85,607         840,529
                                                                  -------------
                                                                      8,347,672
                                                                  -------------
AUSTRIA (0.3%)
OMV AG                                                    2,217          63,335
Raiffeisen International Bank
   Holding AG                                             7,248         147,741
Voestalpine AG                                           16,403         318,535
                                                                  -------------
                                                                        529,611
                                                                  -------------
BELGIUM (0.5%)
Anheuser-Busch InBev NV                                  20,746         527,722
Belgacom SA                                              15,760         551,159
                                                                  -------------
                                                                      1,078,881
                                                                  -------------
BERMUDA (0.0%)
Orient Overseas (International),
   Ltd.                                                  15,564          36,788
                                                                  -------------
CAYMAN ISLANDS (0.2%)
Kingboard Chemical Holdings, Ltd.                       298,500         479,044
                                                                  -------------
DENMARK (1.9%)
Danisco A/S                                              21,868         807,673
Danske Bank A/S                                           1,984          19,889
FLSmidth & Co. A/S                                        2,497          68,274
Novo Nordisk A/S, Class B                                53,829       2,872,324
                                                                  -------------
                                                                      3,768,160
                                                                  -------------
FINLAND (0.4%)
Kesko Oyj, Class B                                       11,820         290,794
Metso Oyj                                                48,171         468,598
                                                                  -------------
                                                                        759,392
                                                                  -------------
FRANCE (10.2%)
AXA SA                                                   61,324         955,395
BNP Paribas *                                            13,487         518,235
Bouygues SA                                              43,697       1,493,032
Carrefour SA                                             15,687         537,847
Casino Guichard Perrachon SA                              9,773         642,231
CNP Assurances                                           11,774         785,010

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS, CONTINUED
FRANCE, CONTINUED
France Telecom SA (b)                                   130,047   $   2,936,018
Lafarge SA                                               22,911       1,058,180
Natixis                                                  14,198          22,257
Neopost SA                                               20,000       1,612,386
Sanofi-Aventis SA (b)                                    64,598       3,638,199
SCOR SE                                                  24,542         498,798
Total SA (b)                                             89,352       4,469,541
Valeo SA                                                  3,462          38,636
Vallourec                                                 4,938         485,782
Vivendi                                                  36,968         954,434
                                                                  -------------
                                                                     20,645,981
                                                                  -------------
GERMANY (6.5%)
Allianz SE                                                4,238         356,685
BASF SE (b)                                              87,263       2,526,135
Bayerische Motoren Werke AG                              56,471       1,339,463
Deutsche Lufthansa AG                                   151,710       1,839,123
Deutsche Postbank AG                                     10,472         125,657
E.ON AG                                                   3,493         112,381
Hannover Rueckversicherung AG                            31,756         974,388
MAN AG                                                   14,121         618,405
Merck KGaA                                                  470          39,924
Muenchener Rueckversicherungs AG                          7,136         948,901
RWE AG (b)                                               37,367       2,903,716
Salzgitter AG                                             2,653         192,634
ThyssenKrupp AG                                          49,826       1,012,183
Wacker Chemie AG                                          2,102         150,255
                                                                  -------------
                                                                     13,139,850
                                                                  -------------
GREAT BRITAIN (15.7%)
Antofagasta PLC                                         107,772         653,840
AstraZeneca PLC (b)                                      92,921       3,601,064
Aviva PLC                                                33,701         151,882
Barclays PLC                                             16,370          24,335
BHP Billiton PLC                                          3,529          60,135
BP PLC (b)                                              551,673       3,921,463
British American Tobacco PLC                             67,548       1,857,157
BT Group PLC                                            186,851         284,925
Carnival PLC                                             49,980         920,789
Centrica PLC                                            408,904       1,526,251
Drax Group PLC                                           40,000         321,987
Firstgroup PLC                                          286,680       1,128,459
GKN PLC                                                  20,899          25,434
GlaxoSmithKline PLC                                     130,131       2,302,193
HSBC Holdings PLC (b)                                   351,214       2,740,703
Investec PLC                                             92,800         334,915
Kazakhmys PLC                                            34,371         111,001
Legal & General Group PLC                               431,430         383,777
Lloyds Banking Group PLC                                187,508         246,916
Logica PLC                                              435,381         413,958
Man Group PLC                                           170,140         506,670
National Grid PLC                                        23,945         224,454
Next PLC                                                 70,752       1,203,874
Old Mutual PLC                                          343,265         259,792
Rio Tinto PLC                                            13,931         302,806
Royal Bank of Scotland Group PLC                         83,801          26,416
Scottish & Southern Energy PLC                           32,266         557,527

                                   Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS, CONTINUED
GREAT BRITAIN, CONTINUED
Severn Trent PLC                                          3,144   $      49,620
Stagecoach Group PLC                                    297,645         525,664
Standard Chartered PLC                                   60,918         771,219
Tate & Lyle PLC                                         341,134       1,641,001
Tomkins PLC                                           1,041,636       1,771,601
United Utilities Group PLC                              251,776       1,970,804
Vedanta Resources PLC                                    27,543         220,017
Vodafone Group PLC                                      389,746         726,358
                                                                  -------------
                                                                     31,769,007
                                                                  -------------
GREECE (1.0%)
Alpha Bank A.E.                                         111,886         933,828
EFG Eurobank Ergasias SA                                 17,531         109,362
OPAP SA                                                  32,573         945,904
                                                                  -------------
                                                                      1,989,094
                                                                  -------------
HONG KONG (2.2%)
BOC Hong Kong Holdings, Ltd.                            720,647         736,059
CLP Holdings, Ltd.                                      152,500       1,033,779
Hang Seng Bank, Ltd.                                     25,480         307,037
Hong Kong Exchanges and
   Clearing, Ltd.                                        74,800         641,868
HongKong Electric Holdings                              150,500         883,365
Hopewell Holdings, Ltd.                                  16,000          52,750
Hutchison Telecommunications
   International, Ltd.                                1,300,000         324,970
Hutchison Whampoa, Ltd.                                  14,000          71,409
Sino Land Co.                                            60,000          57,477
Wharf Holdings, Ltd.                                      1,000           2,483
Wheelock & Co., Ltd.                                    189,201         333,017
                                                                  -------------
                                                                      4,444,214
                                                                  -------------
IRELAND (0.0%)
Bank of Ireland                                          33,195          27,530
                                                                  -------------

ITALY (3.9%)
Enel SpA                                                474,370       2,658,990
ENI SpA (b)                                             157,674       3,345,418
Fiat SpA                                                 91,238         445,875
Fondiaria-Sai SpA                                        23,881         372,822
Intesa Sanpaolo SpA                                     323,026         724,266
Mediaset SpA                                             51,411         250,360
UniCredit SpA                                            67,534         118,812
                                                                  -------------
                                                                      7,916,543
                                                                  -------------
JAPAN (24.9%)
Aeon Co., Ltd.                                           52,400         418,160
Aisin Seiki Co., Ltd.                                    47,218         625,064
Asahi Breweries, Ltd.                                    19,000         293,508
Asahi Glass Co., Ltd.                                   114,000         595,421
Asahi Kasei Corp.                                       312,000       1,275,861
Astellas Pharma, Inc.                                    23,600         889,940
Bank of Kyoto, Ltd. (The)                                40,000         418,009
Bridgestone Corp.                                        12,800         161,202
Brother Industries, Ltd.                                 17,000         109,446
Canon, Inc.                                              23,599         634,265
Central Japan Railway Co.                                    18         128,039

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Coca-Cola West Co., Ltd.                                 28,000   $     575,912
Dai Nippon Printing Co., Ltd.                            78,000         760,186
Daihatsu Motor Co., Ltd.                                  2,000          16,552
Daito Trust Construction Co., Ltd.                       20,300         871,598
Eisai Co., Ltd.                                           9,800         357,980
Electric Power Development Co., Ltd.                     15,800         607,217
Fujitsu, Ltd.                                           111,000         498,587
Fukuoka Financial Group, Inc.                           104,000         348,000
Hino Motors, Ltd.                                       309,686         541,752
Hitachi Chemical Co., Ltd.                               93,600       1,010,900
Hitachi Construction Machinery
   Co., Ltd.                                             13,100         128,041
Hitachi Metals, Ltd.                                     13,000          65,299
Honda Motor Co., Ltd.                                    13,400         299,577
Inpex Corp.                                                  60         430,480
ITOCHU Corp.                                             67,000         324,850
Iyo Bank, Ltd. (The)                                     14,000         164,699
Japan Airlines Corp. *                                   99,000         212,558
JFE Holdings, Inc.                                       22,600         560,262
JTEKT Corp.                                              22,000         135,886
Jupiter Telecommunications Co., Ltd.                         31          29,339
Kansai Electric Power Co.,
   Inc. (The)                                            32,500         890,595
Kao Corp.                                                61,000       1,482,952
Kawasaki Kisen Kaisha, Ltd.                              16,000          58,064
Keio Corp.                                               48,000         255,254
Kobe Steel, Ltd.                                        233,997         346,992
Kubota Corp.                                            102,000         550,600
Kyushu Electric Power Co., Inc.                          30,600         797,307
Lawson, Inc.                                             19,500         961,855
Mitsubishi Corp.                                         48,800         645,742
Mitsubishi Materials Corp.                               72,000         179,176
Mitsubishi UFJ Financial Group, Inc.                    176,162         977,006
Mitsubishi UFJ Lease & Finance
   Co., Ltd.                                                204           4,784
Mitsui Fudosan Co., Ltd.                                 62,000         798,163
Mitsui OSK Lines, Ltd.                                   31,000         177,216
Mitsui Sumitomo Insurance Group
   Holdings, Inc.                                         2,600          66,598
Mizuho Financial Group, Inc.                             74,000         181,917
Nidec Corp.                                               2,700         127,660
Nintendo Co., Ltd.                                        5,200       1,599,686
Nippon Steel Corp.                                       59,000         172,458
Nippon Telegraph & Telephone Corp.                       61,600       2,970,026
Nippon Yusen KK                                          29,000         135,532
Nissan Motor Co., Ltd.                                  270,132         806,508
Nisshin Steel Co., Ltd.                                 100,000         166,377
Nomura Holdings, Inc.                                    11,900          76,647
Nomura Research Institute, Ltd.                          22,200         397,786
NSK, Ltd.                                                43,000         137,854
NTN Corp.                                                52,000         137,895
NTT Data Corp.                                               42         134,162
NTT DoCoMo, Inc.                                            799       1,391,407
Omron Corp.                                              14,600         172,594
Panasonic Corp.                                         136,000       1,630,681
Ricoh Co., Ltd.                                          31,500         382,178
Sankyo Co., Ltd.                                         30,600       1,461,181

                                   Continued

                                                            INTERNATIONAL EQUITY
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
SBI Holdings, Inc.                                        3,586   $     430,639
Seven & I Holdings Co., Ltd.                             16,200         431,752
Sharp Corp.                                             191,000       1,409,751
Shimano, Inc.                                             1,100          37,181
Shinsei Bank, Ltd.                                      437,093         558,769
Showa Shell Sekiyu KK                                    10,100          94,090
Sompo Japan Insurance, Inc.                             168,000       1,043,356
Sony Financial Holdings, Inc.                               286         935,411
Sumco Corp.                                               7,700          99,172
Sumitomo Corp.                                           44,000         397,590
Sumitomo Electric Industries, Ltd.                       48,800         367,367
Sumitomo Mitsui Financial
   Group, Inc.                                           16,200         641,748
Sumitomo Realty & Development
   Co., Ltd.                                              3,000          34,362
Takeda Pharmaceutical Co., Ltd.                          17,700         826,966
TDK Corp.                                                31,500       1,174,471
Terumo Corp.                                             23,800         805,012
Tokyo Electric Power Co., Inc. (The)                     36,100       1,128,087
Tokyo Electron, Ltd.                                     44,800       1,637,310
Tokyu Land Corp.                                         31,000          96,839
Tosoh Corp.                                              37,077          77,446
Toyota Motor Corp.                                       85,300       2,720,537
Unicharm Corp.                                            3,600         247,002
USS Co., Ltd.                                            18,230         770,991
West Japan Railway Co.                                      176         715,449
                                                                  -------------
                                                                     50,444,741
                                                                  -------------
LUXEMBOURG (0.0%)
Reinet Investments SCA                                      101             944
                                                                  -------------
NETHERLANDS (3.6%)
Heineken Holding NV                                      23,686         633,953
ING Groep NV                                             83,447         666,458
Koninklijke Ahold NV                                    170,073       2,045,205
Koninklijke Boskalis Westminster NV                       5,700         115,371
Royal Dutch Shell PLC, Class A                           19,998         502,437
Royal Dutch Shell PLC, Class B (b)                      134,906       3,232,094
SNS Reaal                                                 7,841          34,402
                                                                  -------------
                                                                      7,229,920
                                                                  -------------
NORWAY (1.0%)
DnB NOR ASA                                             169,200         570,160
StatoilHydro ASA                                         81,899       1,412,385
                                                                  -------------
                                                                      1,982,545
                                                                  -------------
PORTUGAL (0.1%)
Portugal Telecom SGPS SA                                 30,143         242,666
                                                                  -------------
SINGAPORE (1.8%)
CapitaLand, Ltd.                                        328,000         513,933
DBS Group Holdings, Ltd.                                136,000         785,159
Jardine Cycle & Carriage, Ltd.                           17,194         121,002
Neptune Orient Lines, Ltd.                              368,000         269,242
Oversea-Chinese Banking Corp., Ltd.                     284,446         956,868
Singapore Airlines, Ltd.                                 66,270         483,707

                                   Continued

                                                       SHARES          VALUE
                                                   ------------   -------------
FOREIGN STOCKS, CONTINUED
SINGAPORE, CONTINUED
United Overseas Bank, Ltd.                               40,529   $     313,876
UOL Group, Ltd.                                         141,000         179,947
                                                                  -------------
                                                                      3,623,734
                                                                  -------------
SPAIN (4.8%)
ACS Actividades de Construccion y
   Servicios SA                                          18,293         736,392
Banco Bilbao Vizcaya Argentaria SA                      139,694       1,307,565
Banco Popular Espanol SA                                 26,225         180,204
Banco Santander SA                                      262,740       2,120,117
Gestevision Telecinco SA                                 22,579         194,418
Mapfre SA                                               271,513         766,485
Repsol YPF SA                                            82,584       1,481,379
Telefonica SA (b)                                       162,431       2,889,443
                                                                  -------------
                                                                      9,676,003
                                                                  -------------
SWEDEN (1.0%)
Nordea Bank AB                                           68,975         364,178
Skandinaviska Enskilda Banken AB,
   Series A                                             122,794         523,101
SKF AB, Class B                                          69,016         577,953
Svenska Handelsbanken AB, Class A                        60,146         656,107
                                                                  -------------
                                                                      2,121,339
                                                                  -------------
SWITZERLAND (8.8%)
Baloise Holding AG                                       14,506         901,071
Credit Suisse Group AG                                    3,887          99,579
Geberit AG                                                7,699         744,709
Holcim, Ltd.                                             33,185       1,339,701
Nestle SA (b)                                           164,586       5,690,423
Novartis AG (b)                                          93,815       3,881,813
Pargesa Holding SA                                        9,232         593,443
Roche Holding AG                                          4,224         593,920
Swiss Life Holding AG                                     9,044         491,361
Swisscom AG                                               7,839       2,467,552
UBS AG *                                                 17,629         221,685
Xstrata PLC                                              13,030         107,046
Zurich Financial Services AG                              3,356         606,007
                                                                  -------------
                                                                     17,738,310
                                                                  -------------

TOTAL FOREIGN STOCKS                                                187,991,969
                                                                  -------------
INVESTMENT COMPANIES (2.2%)
UNITED STATES (2.2%)
iShares MSCI EAFE Index Fund                            111,600       4,318,920
                                                                  -------------
TOTAL INVESTMENT COMPANIES                                            4,318,920
                                                                  -------------
PREFERRED STOCKS(C) (0.3%)
GERMANY (0.3%)
Bayerische Motoren Werke AG                              19,251         319,888
RWE AG                                                    5,180         341,459
                                                                  -------------
                                                                        661,347
                                                                  -------------

TOTAL PREFERRED STOCKS                                                  661,347
                                                                  -------------

                                   Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
RIGHTS (0.0%)
JAPAN (0.0%)
Dowa Holdings Co., Ltd. *                                28,000   $          --
                                                                  -------------
TOTAL RIGHTS                                                                 --
                                                                  -------------
INVESTMENTS IN AFFILIATES (3.3%)
UNITED STATES (3.3%)
Fifth Third Institutional Money
   Market Fund (a)                                    6,579,707       6,579,707
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       6,579,707
                                                                  -------------
TOTAL INVESTMENTS (COST $299,757,934) - 98.7%                       199,551,943

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%                          2,716,950
                                                                  -------------
NET ASSETS - 100.0%                                               $ 202,268,893
                                                                  =============
NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing security.

(a)  Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for futures contracts.

(c) The Fund's securities were fair valued at January 31, 2009 using procedures approved by the Board of Trustees.

INVESTMENT CONCENTRATION AS A PERCENTAGE OF NET ASSETS, BY INDUSTRY:
Agricultural Chemicals                                                      0.1%
Airlines                                                                    2.1%
Audio/Video Products                                                        0.8%
Auto/Truck Parts & Equipment                                                0.4%
Auto-Cars & Light Trucks                                                    3.0%
Auto-Medium & Heavy Duty Trucks                                             0.3%
Beverages-Non-alchoholic                                                    0.3%
Bicycle Manufacturing                                                        --^
Brewery                                                                     0.7%
Building & Construction-Miscellaneous                                       0.8%
Building & Construction Products-Miscellaneous                              0.4%
Building-Heavy Construction                                                 0.4%
Building Products-Cement/Aggregate                                          1.2%
Building Products-Doors & Windows                                           0.3%
Cable TV                                                                     --^
Cellular Telecom                                                            1.2%
Chemicals-Diversified                                                       2.5%
Chemicals-Other                                                             0.2%
Commercial Banks Non-U.S.                                                  10.0%
Computer Services                                                           0.2%
Computers-Integrated Systems                                                0.2%
Computers-Memory Devices                                                    0.6%
Cosmetics & Toiletries                                                      0.9%
Cruise Lines                                                                0.5%
Distribution/Wholesale                                                      0.1%
Diversified Financial Services                                              0.2%
Diversified Manufacturing Operations                                        0.9%

                                   Continued

INVESTMENT CONCENTRATION AS A PERCENTAGE OF NET ASSETS, BY INDUSTRY,
CONTINUED:
Diversified Minerals                                                        1.1%
Diversified Operations                                                      0.2%
Electric Products-Miscellaneous                                             0.7%
Electric-Generation                                                         0.3%
Electric-Integrated                                                         5.6%
Electric-Transmission                                                       0.1%
Electric Components-Miscellaneous                                           0.1%
Electric Components-Semiconductors                                           --^
Enterprise Software/Servers                                                 0.2%
Fifth Third Funds                                                           3.3%
Finance-Investment Banker/Broker                                            0.8%
Finance-Leasing Companies                                                    --^
Finance-Other Services                                                      0.6%
Food-Miscellaneous/Diversified                                              3.4%
Food-Retail                                                                 1.6%
Food-Wholesale/Distribution                                                 0.1%
Gambling (Non-Hotel)                                                        0.5%
Gas-Distribution                                                            0.8%
Import/Export                                                               0.7%
Internet Financial Services                                                 0.2%
Investment Companies                                                        2.7%
Leisure & Recreation Products                                               0.7%
Life/Health Insurance                                                       1.1%
Machinery-Construction & Mining                                             0.1%
Machinery-Farm                                                              0.3%
Machinery-General Industry                                                  0.6%
Medical Products                                                            0.4%
Medical-Drugs                                                               9.4%
Metal Processors & Fabricators                                              0.4%
Metal-Copper                                                                0.1%
Metal-Diversified                                                           0.3%
Money Center Banks                                                           --^
Multi-Line Insurance                                                        2.7%
Multimedia                                                                  0.5%
Networking Products                                                         0.1%
Non-Ferrous Metals                                                          0.1%
Office-Automation & Equipment                                               1.3%
Oil Company-Exploration & Production                                        0.2%
Oil Company-Integrated                                                      9.1%
Oil Refining & Marketing                                                     --^
Printing-Commercial                                                         0.4%
Property & Casualty Insurance                                               0.5%
Real Estate Management Services                                             0.4%
Real Estate Operation/Development                                           1.0%
Reinsurance                                                                 1.2%
Retail-Apparel/Shoes                                                        0.6%
Retail-Automobile                                                           0.4%
Retail-Convenience Store                                                    0.5%
Retail-Misc/Diversified                                                     0.4%
Rubber Tires                                                                0.1%
Semiconductor Equipment                                                     0.8%
Steel-Producers                                                             1.8%
Steel-Specialty                                                              --^
Sugar                                                                       0.8%
Telephone-Integrated                                                        6.4%
Television                                                                  0.2%
Tobacco                                                                     0.9%
Toys                                                                        0.8%
Transportation-Marine                                                       0.3%
Transportation-Rail                                                         0.5%
Transportation-Services                                                     0.8%
Water                                                                       1.0%
Wire & Cable Products                                                       0.2%

^     Amount is less than 0.05%.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                STRATEGIC INCOME
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
ASSET-BACKED SECURITIES (2.7%)
AUTOMOBILE ABS OTHER (1.2%)
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)             $  1,000,000   $     972,297
                                                                  -------------
OTHER ABS (1.5%)
Aerco, Ltd., Series 2A, Class A3,
   0.79%, 7/15/25(a) (b) (f)                            844,132         379,859
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 0.56%,
   4/25/36 (a)                                        1,000,000         816,755
                                                                  -------------
                                                                      1,196,614
                                                                  -------------

TOTAL ASSET-BACKED SECURITIES                                         2,168,911
                                                                  -------------
CORPORATE BONDS (19.2%)
CABLE TV (1.3%)
COX Communications, Inc., 7.75%,
   11/1/10                                            1,000,000       1,003,652
                                                                  -------------
COMMERCIAL BANKS-CENTRAL U.S. (0.6%)
SunTrust Bank, 3.00%, 11/16/11                          500,000         510,406
                                                                  -------------
COMMERCIAL BANKS-EASTERN U.S. (0.5%)
Emigrant Capital Trust, 4.80%,
   12/10/33, (Callable
   3/16/09 @ 100) (a) (b)                             1,000,000         405,037
                                                                  -------------
COMMERCIAL BANKS-SOUTHERN U.S. (1.6%)
First Tennessee Capital II, Series B,
   6.30%, 4/15/34, (Callable
   4/15/09 @ 100)                                     1,500,000         796,155
Union Planters Corp., 4.38%, 12/1/10                    500,000         484,716
                                                                  -------------
                                                                      1,280,871
                                                                  -------------
DIVERSIFIED BANK (0.3%)
Bank of America Corp., 8.00%,
   1/30/18 (a) (e)                                      400,000         211,860
                                                                  -------------
ELECTRIC-INTEGRATED (1.5%)
FPL Group Capital, Inc., 6.65%,
   6/15/67, (Callable 6/15/17 @ 100) (a)              1,000,000         710,000
Public Service Co. of Oklahoma,
   Series C, 4.85%, 9/15/10                             500,000         499,560
                                                                  -------------
                                                                      1,209,560
                                                                  -------------
FINANCE-CONSUMER LOANS (1.9%)
SLM Corp., Series CPI, 4.78%,
   4/1/09 (a)                                         1,000,000         963,900
SLM Corp., Series CPI, 5.78%,
   11/21/13 (a)                                       1,000,000         561,760
                                                                  -------------
                                                                      1,525,660
                                                                  -------------
FINANCE-INVESTMENT BANKER/BROKER (1.1%)
Bear Stearns Cos. LLC (The), 4.65%,
   7/2/18                                             1,000,000        858,900
                                                                  -------------

                                   Continued

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
FINANCE-MORTGAGE LOAN/BANKER (0.1%)
Countrywide Home Loans, Inc., 5.63%,
   7/15/09                                         $    100,000   $      99,834
                                                                  -------------
FINANCE-OTHER SERVICES (0.4%)
Cullen Frost Cap Trust I, 3.75%,
   3/1/34, (Callable 3/2/09 @ 100) (a)                1,000,000         292,045
                                                                  -------------
FINANCIAL GUARANTEE INSURANCE (0.6%)
Radian Group, Inc., 5.63%, 2/15/13                    1,000,000         480,000
                                                                  -------------
FOOD-MISCELLANEOUS/DIVERSIFIED (0.5%)
General Mills, Inc., 5.20%, 3/17/15                     400,000         399,202
                                                                  -------------
INSURANCE BROKERS (0.4%)
Marsh & McLennan Cos., Inc., 5.88%,
   8/1/33                                               500,000         332,950
                                                                  -------------
MONEY CENTER BANKS (1.4%)
Deutsche Bankers Trust Corp., 7.25%,
   10/15/11                                           1,000,000       1,024,379
RBS Capital Trust B, 6.80%, 3/31/09                     500,000         110,000
(e)                                                               -------------
                                                                      1,134,379
                                                                  -------------
MULTIMEDIA (2.0%)
Time Warner Entertainment Co. L.P.,
   8.88%, 10/1/12                                     1,500,000       1,540,072
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (2.4%)
HCP, Inc., 6.70%, 1/30/18                               850,000         561,410
Realty Income Corp., 6.75%, 8/15/19                     900,000         608,987
Simon Property Group L.P., 6.35%,
   8/28/12                                              850,000         722,435
                                                                  -------------
                                                                      1,892,832
                                                                  -------------
REINSURANCE (0.6%)
Berkshire Hathaway Finance Corp.,
   4.60%, 5/15/13                                       500,000         507,223
                                                                  -------------
RETAIL - DRUG STORE (0.9%)
CVS Pass Through Trust, 7.77%,
   1/10/12 (b)                                          692,344         728,165
                                                                  -------------
SPECIAL PURPOSE ENTITY (0.3%)
HVB Funding Trust I, 8.74%, 6/30/31,
   (Callable 6/30/29 @ 100) (b)                       1,000,000         227,781
                                                                  -------------
SUPER-REGIONAL BANKS-U.S. (0.4%)
PNC Financial Services Group, Inc.,
   8.25%, 5/21/13 (a) (e)                               500,000         373,418
                                                                  -------------
WIRELESS EQUIPMENT (0.4%)
Motorola, Inc., 6.50%, 11/15/28                         500,000         298,864
                                                                  -------------
TOTAL CORPORATE BONDS                                                15,312,711
                                                                  -------------

                                   Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
FOREIGN BONDS (9.4%)
COMMERCIAL BANKS NON-U.S. (0.9%)
HBOS PLC, 5.38%, 11/1/13 (a) (b) (e)               $  2,000,000   $     695,364
                                                                  -------------
DIVERSIFIED OPERATIONS (1.3%)
Hutchison Whampoa International,
   Ltd., 6.50%, 2/13/13 (b)                           1,000,000       1,013,638
                                                                  -------------
INVESTMENT MANAGEMENT/ADVISOR
   SERVICES (0.5%)
Invesco, Ltd., 5.38%, 2/27/13                           500,000         386,824
                                                                  -------------
MULTI-LINE INSURANCE (0.5%)
AXA SA, 6.46%, 12/14/18(a) (b) (e)                    1,000,000         438,570
                                                                  -------------
SOVEREIGN (5.0%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/10                                BRL  1,730,000         738,185
Export-Import Bank of Korea, 8.13%,
   1/21/14                                         $    425,000         428,634
Mexico Government International
   Bond, Series A, 6.75%, 9/27/34                     1,000,000         942,500
Russia Government International
   Bond, 8.25%, 3/31/10 (b)                             333,364         341,065
United Kingdom Gilt, 5.00%,
   3/7/12                                        GBP    950,000       1,490,623
                                                                  -------------
                                                                      3,941,007
                                                                  -------------
SPECIAL PURPOSE BANKS (1.2%)
Korea Development Bank, 3.88%,
   3/2/09                                          $  1,000,000         997,907
                                                                  -------------
TOTAL FOREIGN BONDS                                                   7,473,310
                                                                  -------------
MORTGAGE-BACKED SECURITIES (7.7%)
CMBS OTHER (2.2%)
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD5,
   Class A2, 5.66%, 11/15/44                          1,000,000         748,358
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                            1,000,000         981,316
                                                                  -------------
                                                                      1,729,674
                                                                  -------------
WL COLLATERAL CMO OTHER (4.2%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                       526,016         415,174
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2003-48, Class
   2A3, 4.56%, 10/25/33 (a)                           1,140,675         925,377
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.00%, 4/20/35 (a)                        311,820         188,046
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.40%, 12/25/32 (a)                                   21,987          20,692

                                   Continued

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.92%, 11/25/34 (a)                  $  1,000,000   $     785,736
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.23%, 6/25/35 (a)                     1,000,000         977,466
                                                                  -------------
                                                                      3,312,491
                                                                  -------------
WL COLLATERAL CMO SEQUENTIAL (1.3%)
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.61%, 5/25/36 (a)               716,413         522,074
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.79%, 4/25/37 (a)              760,671         551,120
                                                                      1,073,194
                                                                  -------------
TOTAL MORTGAGE-BACKED SECURITIES                                      6,115,359
U.S. GOVERNMENT AGENCIES (5.1%)                                   -------------
FANNIE MAE (0.5%)
4.23%, 7/1/18 (a)                                       362,114         361,652
                                                                  -------------
FREDDIE MAC (3.1%)
4.81%, 1/1/37 (a) (d)                                   901,059         924,214
5.00%, 9/15/25                                          585,866         594,664
5.23%, 10/1/32 (a)                                      153,242         151,785
6.50%, 9/1/22 (d)                                       793,805         827,749
                                                                  -------------
                                                                      2,498,412
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (1.5%)
5.48%, 8/16/27 (a)                                    1,150,000       1,201,688
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCIES                                        4,061,752
                                                                  -------------

                                                      SHARES
                                                   ------------
COMMON STOCKS (3.7%)
BEVERAGES (0.2%)
Diageo PLC ADR                                            2,240         121,722
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES (0.3%)
AT&T, Inc.                                                9,060         223,057
                                                                  -------------
ELECTRIC UTILITIES (0.5%)
Duke Energy Corp.                                         7,940         120,291
Entergy Corp.                                             1,470         112,249
Southern Co.                                              4,640         155,208
                                                                  -------------
                                                                        387,748
                                                                  -------------
FOOD PRODUCTS (0.2%)
Kraft Foods, Inc., Class A                                4,784         134,191
                                                                  -------------

                                   Continued

                                                                STRATEGIC INCOME
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
COMMON STOCKS, CONTINUED
HEALTHCARE EQUIPMENT & SUPPLIES (0.3%)
Becton Dickinson & Co.                                    3,680   $     267,426
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS (0.2%)
Kimberly-Clark Corp.                                      3,730         191,983
                                                                  -------------
MULTI-UTILITIES (0.2%)
Wisconsin Energy Corp.                                    4,420         197,044
                                                                  -------------
OIL & GAS (0.1%)
Spectra Energy Corp.                                      4,000          58,040
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Annaly Capital Management, Inc.                          28,000         423,920
Public Storage, Class A                                  12,000         281,280
Weingarten Realty Investors                               7,025         113,735
                                                                  -------------
                                                                        818,935
                                                                  -------------
ROAD & RAIL (0.1%)
Canadian Pacific Railway, Ltd.                            2,670          80,794
                                                                  -------------
TEXTILES APPAREL & LUXURY GOODS (0.1%)
VF Corp.                                                  1,600          89,632
                                                                  -------------
TOBACCO (0.5%)
Altria Group, Inc.                                        6,850         113,299
Philip Morris International, Inc.                         6,850         254,477
                                                                  -------------
                                                                        367,776
                                                                  -------------

TOTAL COMMON STOCKS                                                   2,938,348
                                                                  -------------

INVESTMENT COMPANIES (3.3%)
American Income Fund, Inc.                              135,400         816,462
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                           23,600         259,600
ING Prime Rate Trust                                    160,400         639,996
Templeton Global Income Fund                             61,374         493,447
Van Kampen Senior Income Trust                          152,000         425,600
                                                                  -------------
                                                                      2,635,105
                                                                  -------------

TOTAL INVESTMENT COMPANIES                                            2,635,105
                                                                  -------------
PREFERRED STOCKS (39.1%)
AGRICULTURE OPERATIONS (1.4%)
Archer Daniels Midland Co., 6.25%                        30,000       1,081,800
                                                                  -------------
CABLE TV (2.0%)
Comcast Corp., 7.00%                                     20,000         457,000
Comcast Corp., Series B, 7.00%                           50,000       1,147,000
                                                                  -------------
                                                                      1,604,000
                                                                  -------------
CELLULAR TELECOM (0.9%)
US Cellular Corp., 7.50%                                     88           1,566
US Cellular Corp., 8.75%                                 31,500         694,575
                                                                  -------------
                                                                        696,141
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
PREFERRED STOCKS, CONTINUED
CLOSED-END FUNDS (1.3%)
Source Capital, Inc., 2.40%                              35,600   $   1,059,100
                                                                  -------------
COMMERCIAL BANKS-EASTERN U.S. (1.0%)
HSBC USA, Inc., Series G, 4.00% (a)                      60,000         759,000
                                                                  -------------
COMMERCIAL BANKS NON-U.S. (1.3%)
Barclays Bank PLC, 8.13%                                 36,000         504,000
Barclays Bank PLC, Series 2, 6.63%                       46,900         532,315
                                                                  -------------
                                                                      1,036,315
                                                                  -------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.4%)
First Tennessee Bank NA, 3.75% (a) (b)                    1,000         339,375
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Citigroup Capital VII, 7.13%                            124,925       1,425,394
                                                                  -------------
ELECTRIC-INTEGRATED (4.5%)
American Electric Power Co., Inc.,
   8.75%                                                 16,000         434,400
Constellation Energy Group, Inc.,
   Series A, 8.63%                                       23,000         493,350
Entergy Arkansas, Inc., 6.00%                            70,600       1,799,594
Xcel Energy, Inc., 7.60%                                 33,000         834,900
                                                                  -------------
                                                                      3,562,244
                                                                  -------------
FINANCE-CONSUMER LOANS (0.9%)
HSBC Finance Corp., 6.88%                                32,800         687,160
                                                                  -------------
FINANCE-CREDIT CARD (0.7%)
MBNA Capital D, Series D, 8.13%                          37,800         594,594
                                                                  -------------
FINANCE-INVESTMENT
   BANKER/BROKER (2.1%)
Bear Stearns Capital Trust III,
   7.80%                                                 26,100         581,769
Credit Suisse Guernsey, Ltd., 7.90%                      16,000         296,320
Goldman Sachs Group, Inc. (The),
   Series A, 3.75% (a)                                   40,000         480,800
Merrill Lynch Preferred Capital
   Trust III, 7.00%                                       9,800         120,638
Morgan Stanley Capital Trust VIII,
   6.45%                                                 10,800         171,936
                                                                  -------------
                                                                      1,651,463
                                                                  -------------
FINANCE-MORTGAGE LOAN/BANKER (0.5%)
Countrywide Capital IV, 6.75%                           136,000         435,600
                                                                  -------------
FINANCIAL GUARANTEE INSURANCE (1.1%)
Financial Security Assurance
   Holdings, Ltd., 6.25%                                100,350         903,150
                                                                  -------------
INVESTMENT MANAGEMENT/ADVISOR
   SERVICES (0.7%)
Deutsche Bank Contingent Capital
   Trust III, 7.60%                                      36,000         536,400
                                                                  -------------

                                   Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
PREFERRED STOCKS, CONTINUED
LIFE & HEALTH INSURANCE (0.4%)
AAG Holding Co., Inc., 7.25%                             20,000   $     318,000
                                                                  -------------
MEDICAL-DRUGS (1.1%)
Mylan, Inc., 6.50%                                          550         368,703
Schering-Plough Corp., 6.00%                              2,750         478,528
                                                                  -------------
                                                                        847,231
                                                                  -------------
MISCELLANEOUS (0.4%)
Duke Realty Corp., Series L, 6.60%                       30,000         342,300
                                                                  -------------
MULTI-LINE INSURANCE (2.9%)
Aegon NV, Series 1, 4.00% (a)                            51,900         407,415
ING Groep NV, 7.20%                                      41,200         531,480
ING Groep NV, 8.50%                                      20,000         295,000
MetLife, Inc., Series A, 4.00% (a)                       40,000         544,400
MetLife, Inc., Series B, 6.50%                           30,000         516,000
                                                                  -------------
                                                                      2,294,295
                                                                  -------------
REAL ESTATE (0.7%)
Public Storage, Series L, 6.75%                          30,000         582,000
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (4.0%)
CBL & Associates Properties, Inc.,
   Series D, 7.38%                                       20,500         158,875
Duke Realty Corp., Series M, 6.95%                       10,000         121,500
Harris Preferred Capital Corp.,
   Series A, 7.38%                                       31,800         490,992
HRPT Properties Trust, Series B,
   8.75%                                                 13,358         195,027
Huntington Preferred Capital, Inc.,
   7.88%                                                 15,507         225,006
Public Storage, Series M, 6.63%                          40,000         800,000
Wachovia Preferred Funding Corp.,
   Series A, 7.25%                                       69,500       1,216,250
                                                                  -------------
                                                                      3,207,650
                                                                  -------------
S&L/THRIFTS-SOUTHERN U.S. (0.3%)
BBC Capital Trust II, 8.50%                              31,000         250,325
                                                                  -------------
SOVEREIGN AGENCY (0.5%)
Fannie Mae, 7.63%                                        40,000          36,000
Fannie Mae, 8.25%                                        40,000          40,400
Fannie Mae, 8.25% (a)                                   160,000         176,000
Freddie Mac, 5.00%                                       20,000          18,100
Freddie Mac, 5.10%                                       10,000           8,900
Freddie Mac, 5.70%                                       25,500          25,500
Freddie Mac, 8.38% (a)                                   90,000          96,300
                                                                  -------------
                                                                        401,200
                                                                  -------------
SPECIAL PURPOSE ENTITY (1.6%)
Corporate-Backed Trust
   Certificates, Series AIG, 6.13%                       60,000         390,000
Corporate-Backed Trust
   Certificates, Series HSBC, 6.25%                      33,500         460,625
CORTS Trust for Sherwin-Williams,
   Series III, 7.25%                                     17,600         410,080
                                                                  -------------
                                                                      1,260,705
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
PREFERRED STOCKS, CONTINUED
SUPER-REGIONAL BANKS-U.S. (5.0%)
Bank of America Corp.,
   Series G, 3.00% (a)                                   80,000   $     432,000
Bank of America Corp., 8.20%                             20,000         282,600
US Bancorp, Series B, 3.50% (a)                          20,000         265,000
US Bancorp, Series D, 7.88%                              36,000         871,200
USB Capital XII, 6.30%                                   40,000         786,400
Wells Fargo Capital XII, 7.88%                           58,000       1,327,040
                                                                  -------------
                                                                      3,964,240
                                                                  -------------
TELEPHONE-INTEGRATED (1.1%)
Telephone and Data Systems, Inc.,
   Series A, 7.60%                                       48,711         859,749
                                                                  -------------
TELEVISION (0.5%)
CBS Corp., 7.25%                                         26,000         408,460
                                                                  -------------

TOTAL PREFERRED STOCKS                                               31,107,891
                                                                  -------------

INVESTMENTS IN AFFILIATES (7.9%)
Fifth Third Institutional Money
   Market Fund (c)                                    6,259,547       6,259,547
                                                                  -------------

TOTAL INVESTMENTS IN AFFILIATES                                       6,259,547
                                                                  -------------
TOTAL INVESTMENTS (COST $116,205,150) - 98.1%                        78,072,934

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%                          1,537,287
                                                                  -------------

NET ASSETS - 100.0%                                               $  79,610,221
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund.

(d) All or part of this security has been designated as collateral for currency forward contracts.

(e) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(f)  Illiquid Securities.

The following abbreviations are used in the Schedule of
Investments:
ABS - Asset-Backed Security
ADR - American Depositary Receipt
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
CORTS - Corporate-Backed Trust Security
GBP - British Pound
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL AGGRESSIVE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (a) (101.0%)
Fifth Third All Cap Value Fund                          935,453   $   9,560,330
Fifth Third Disciplined Large Cap
   Value Fund                                         1,710,379      12,348,939
Fifth Third High Yield Bond Fund                         86,025         609,918
Fifth Third Institutional Money
   Market Fund                                        1,061,414       1,061,414
Fifth Third International
   Equity Fund                                        3,375,338      18,564,357
Fifth Third Mid Cap Growth Fund *                     1,565,762       8,971,818
Fifth Third Quality Growth Fund                       1,174,008      12,256,645
Fifth Third Short Term Bond Fund                        322,226       2,903,258
Fifth Third Small Cap Growth Fund *                     956,504       4,533,828
Fifth Third Small Cap Value Fund                        450,610       4,677,331
Fifth Third Structured Large Cap
   Plus Fund                                          1,709,608      13,933,307
Fifth Third Total Return Bond Fund                    1,010,135       8,232,599
                                                                  -------------

TOTAL INVESTMENTS IN AFFILIATES                                      97,653,744
                                                                  -------------
TOTAL INVESTMENTS (COST $156,990,529) - 101.0%                       97,653,744

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%                        (953,551)
                                                                  -------------

NET ASSETS - 100.0%                                               $  96,700,193
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.


                                             LIFEMODEL MODERATELY AGGRESSIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (a) (100.6%)
Fifth Third All Cap Value Fund                        1,229,000   $  12,560,375
Fifth Third Disciplined Large Cap
   Value Fund                                         2,322,927      16,771,531
Fifth Third High Yield Bond Fund                        435,760       3,089,542
Fifth Third Institutional Money
   Market Fund                                          151,047         151,047
Fifth Third International Equity
   Fund                                               4,789,372      26,341,544
Fifth Third Mid Cap Growth Fund *                     2,066,794      11,842,727
Fifth Third Quality Growth Fund                       1,638,360      17,104,482
Fifth Third Short Term Bond Fund                      1,947,309      17,545,252
Fifth Third Small Cap Growth Fund *                   1,263,159       5,987,372
Fifth Third Small Cap Value Fund                        601,499       6,243,564
Fifth Third Structured Large Cap
   Plus Fund                                          2,367,956      19,298,841
Fifth Third Total Return Bond Fund                    5,831,965      47,530,519
                                                                  -------------

TOTAL INVESTMENTS IN AFFILIATES                                     184,466,796
                                                                  -------------
TOTAL INVESTMENTS (COST $270,346,036) - 100.6%                      184,466,796

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                       (1,104,941)
                                                                  -------------

NET ASSETS - 100.0%                                               $ 183,361,855
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL MODERATE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES        VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES(a) (100.8%)
Fifth Third All Cap Value Fund                        1,378,846   $  14,091,808
Fifth Third Disciplined Large Cap
   Value Fund                                         2,518,434      18,183,095
Fifth Third High Yield Bond Fund                      1,172,214       8,310,999
Fifth Third Institutional Money
   Market Fund                                        2,456,598       2,456,598
Fifth Third International Equity
   Fund                                               4,977,695      27,377,322
Fifth Third Mid Cap Growth Fund *                     2,295,300      13,152,067
Fifth Third Quality Growth Fund                       1,735,469      18,118,294
Fifth Third Short Term Bond Fund                      5,279,173      47,565,346
Fifth Third Small Cap Growth Fund *                   1,302,449       6,173,607
Fifth Third Small Cap Value Fund                        661,171       6,862,960
Fifth Third Structured Large Cap
   Plus Fund                                          2,298,194      18,730,285
Fifth Third Total Return Bond Fund                   15,274,688     124,488,706
                                                                  -------------

TOTAL INVESTMENTS IN AFFILIATES                                     305,511,087
                                                                  -------------
TOTAL INVESTMENTS (COST $421,641,854) - 100.8%                      305,511,087

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%                       (2,409,574)

NET ASSETS - 100.0%                                               $ 303,101,513
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.


                                           LIFEMODEL MODERATELY CONSERVATIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES(A) (100.0%)
Fifth Third All Cap Value Fund                          213,556   $   2,182,538
Fifth Third Disciplined Large Cap
   Value Fund                                           302,249       2,182,241
Fifth Third High Yield Bond Fund                        285,940       2,027,313
Fifth Third Institutional Money
   Market Fund                                          425,687         425,687
Fifth Third International Equity
   Fund                                                 723,934       3,981,635
Fifth Third Mid Cap Growth Fund *                       427,786       2,451,216
Fifth Third Quality Growth Fund                         225,808       2,357,441
Fifth Third Short Term Bond Fund                      1,059,338       9,544,634
Fifth Third Small Cap Growth Fund *                     260,313       1,233,884
Fifth Third Small Cap Value Fund                        129,101       1,340,066
Fifth Third Structured Large Cap
   Plus Fund                                            455,630       3,713,388
Fifth Third Total Return Bond Fund                    3,396,173      27,678,807
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                      59,118,850
                                                                  -------------
TOTAL INVESTMENTS (COST $77,450,033) - 100.0%                        59,118,850
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                            (10,475)
                                                                  -------------

NET ASSETS - 100.0%                                               $  59,108,375
                                                                  =============
NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL CONSERVATIVE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES         VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                           65,726   $     671,719
Fifth Third Disciplined Large Cap
   Value Fund                                            95,678         690,793
Fifth Third High Yield Bond Fund                        231,206       1,639,252
Fifth Third Institutional Money
   Market Fund                                          632,145         632,145
Fifth Third International Equity
   Fund                                                 228,786       1,258,325
Fifth Third Mid Cap Growth Fund *                       106,756         611,715
Fifth Third Quality Growth Fund                          65,170         680,377
Fifth Third Short Term Bond Fund                      1,012,263       9,120,494
Fifth Third Small Cap Growth Fund *                      65,210         309,094
Fifth Third Small Cap Value Fund                         33,034         342,889
Fifth Third Structured Large Cap
   Plus Fund                                            144,619       1,178,644
Fifth Third Total Return Bond Fund                    2,914,902      23,756,449
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                      40,891,896
                                                                  -------------
TOTAL INVESTMENTS (COST $51,194,145) - 100.0%                        40,891,896

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                               (906)
                                                                  -------------

NET ASSETS - 100.0%                                               $  40,890,990
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.


                                                                 HIGH YIELD BOND
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                   ------------   -------------
CORPORATE BONDS (83.6%)
AEROSPACE (0.6%)
BE Aerospace, Inc., 8.50%, 7/1/18,
   (Callable 7/1/13 @ 104.25)                      $    246,000   $     231,240
                                                                  -------------
AUTOMOTIVE & AUTO PARTS (6.9%)
American Axle & Manufacturing, Inc.,
   7.88%, 3/1/17, (Callable
   3/1/12 @ 103.938)                                    708,000         145,140
Asbury Automotive Group, Inc., 7.63%,
   3/15/17, (Callable 3/15/12 @ 103.813)                 18,000           8,280
Asbury Automotive Group, Inc., 8.00%,
   3/15/14, (Callable 3/15/09 @ 104)                    750,000         352,500
AutoNation, Inc., 7.00%, 4/15/14,
   (Callable 4/15/09 @ 105.25)                          112,000          98,560
Ford Motor Credit Co. LLC, 7.88%,
   6/15/10                                              625,000         516,254
Ford Motor Credit Co. LLC, 8.00%,
   12/15/16                                             601,000         359,873
GMAC LLC, 6.63%, 5/15/12 (b)                            474,000         346,001
GMAC LLC, 6.88%, 9/15/11 (b)                            474,000         373,177
Penske Auto Group, Inc., 7.75%,
   12/15/16, (Callable
   12/15/11 @ 103.875)                                  548,000         263,040
                                                                  -------------
                                                                      2,462,825
                                                                  -------------
BROADCASTING (3.0%)
Clear Channel Communications, Inc.,
   4.25%, 5/15/09                                       642,000         590,640
Crown Castle International Corp.,
   9.00%, 1/15/15, (Callable
   1/15/13 @ 105.625)                                    62,000          59,985
Fisher Communications, Inc., 8.63%,
   9/15/14, (Callable 9/15/09 @ 104.3125)               504,000         403,200
                                                                  -------------
                                                                      1,053,825
                                                                  -------------
BUILDING MATERIALS (2.7%)
Gibraltar Industries, Inc., Series B,
   8.00%, 12/1/15, (Callable
   12/1/10 @ 104)                                       750,000         408,750
US Concrete, Inc., 8.38%, 4/1/14,
   (Callable 4/1/09 @ 104.188)                        1,000,000         550,000
                                                                  -------------
                                                                        958,750
                                                                  -------------
CABLE/SATELLITE TV (3.4%)
DirecTV Holdings LLC/DirecTV
   Financing Co., 7.63%, 5/15/16,
   (Callable 5/15/12 @ 103.813)                         742,000         729,015
GCI, Inc., 7.25%, 2/15/14, (Callable
   3/2/09 @ 103.625)                                    582,000         507,795
                                                                  -------------
                                                                      1,236,810
                                                                  -------------

                                   Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
CAPITAL GOODS (1.3%)
Belden, Inc., 7.00%, 3/15/17,
   (Callable 3/15/12 @ 103.5)                      $    110,000   $      83,600
General Cable Corp., 7.13%, 4/1/17,
   (Callable 4/1/12 @ 103.563)                           18,000          14,400
Mueller Water Products, Inc., 7.38%,
   6/1/17, (Callable 6/1/12 @ 103.688)                  460,000         356,500
                                                                  -------------
                                                                        454,500
                                                                  -------------
CHEMICALS (0.9%)
PolyOne Corp., 8.88%, 5/1/12                            750,000         330,000
                                                                  -------------
CONSUMER PRODUCTS (5.6%)
Jarden Corp., 7.50%, 5/1/17,
   (Callable 5/1/12 @ 103.75)                         1,098,000         790,560
Sealy Mattress Co., 8.25%, 6/15/14,
   (Callable 6/15/09 @ 104.125)                         630,000         264,600
Visant Holding Corp., 8.75%, 12/1/13,
   (Callable 3/2/09 @ 106.563)                        1,077,000         947,760
                                                                  -------------
                                                                      2,002,920
                                                                  -------------
CONTAINERS (1.4%)
Solo Cup Co., 8.50%, 2/15/14,
   (Callable 3/2/09 @ 104.25)                           750,000         502,500
                                                                  -------------
ENERGY (8.4%)
Basic Energy Services, Inc., 7.13%,
   4/15/16, (Callable 4/15/11 @ 103.563)                750,000         465,000
Berry Petroleum Co., 8.25%, 11/1/16,
   (Callable 11/1/11 @ 104.125)                         854,000         446,215
Chesapeake Energy Corp., 6.50%,
   8/15/17                                              149,000         121,435
Chesapeake Energy Corp., 9.50%,
   2/15/15, W/I                                         154,000         150,920
Dresser-Rand Group, Inc., 7.38%,
   11/1/14, (Callable 11/1/09 @ 103.688)                350,000         287,000
Forest Oil Corp., 7.25%, 6/15/19,
  (Callable 6/15/12 @ 103.625)                           12,000           9,990
Helix Energy Solutions Group, Inc.,
   9.50%, 1/15/16, (Callable
   1/15/12 @ 104.75) (b)                                356,000         202,920
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 7.75%, 11/1/15, (Callable
   11/1/10 @ 103.875) (b)                               506,000         394,680
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 9.00%, 6/1/16, (Callable
   6/1/11 @ 104.5) (b)                                   87,000          70,905
PetroHawk Energy Corp., 10.50%,
   8/1/14, (Callable 2/1/12 @ 110.5) (b)                216,000         205,740
United Refining Co., Series 2,
   10.50%, 8/15/12, (Callable
   3/2/09 @ 105.25)                                   1,022,000         664,300
                                                                  -------------
                                                                      3,019,105
                                                                  -------------

                                   Continued

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
FINANCIAL SERVICES (0.3%)
Nuveen Investments, Inc., 10.50%,
   11/15/15, (Callable
   11/15/11 @ 105.25) (b)                          $    412,000   $     113,300
                                                                  -------------
HEALTHCARE (9.5%)
Advanced Medical Optics, Inc., 7.50%,
   5/1/17, (Callable 5/1/12 @ 103.75)                   742,000         823,620
Axcan Intermediate Holdings, Inc.,
   9.25%, 3/1/15, (Callable
   3/1/11 @ 106.938)                                    500,000         455,000
Community Health Systems, Inc.,
   8.88%, 7/15/15, (Callable
   7/15/11 @ 104.438)                                   258,000         248,325
HCA, Inc., 5.75%, 3/15/14                               369,000         258,300
HCA, Inc., 6.50%, 2/15/16                                31,000          21,700
HCA, Inc., 9.63%, 11/15/16, (Callable
   11/15/11 @ 104.813) (d)                              357,000         299,880
IASIS Healthcare LLC/IASIS Capital
   Corp., 8.75%, 6/15/14, (Callable
   6/15/09 @ 104.375)                                   371,000         326,480
Invacare Corp., 9.75%, 2/15/15,
   (Callable 2/15/11 @ 104.875)                         637,000         579,670
Stewart Enterprises, Inc., 6.25%,
   2/15/13, (Callable 3/2/09
   @ 103.125)                                           250,000         213,750
Universal Hospital Services, Inc.,
   5.94%, 6/1/15, (Callable
   6/1/09 @ 102) (a)                                    275,000         184,250
                                                                  -------------
                                                                      3,410,975
                                                                  -------------
HOMEBUILDERS/REAL ESTATE (3.2%)
Beazer Homes USA, Inc., 6.88%,
   7/15/15, (Callable 7/15/10
   @ 103.438)                                           750,000         238,125
KB Home, 7.25%, 6/15/18                                 750,000         502,500
M/I Homes, Inc., 6.88%, 4/1/12                          850,000         429,250
                                                                  -------------
                                                                      1,169,875
                                                                  -------------
MEDIA (1.9%)
Lamar Media Corp., 6.63%, 8/15/15,
   (Callable 8/15/10 @ 103.313)                          70,000          52,500
Lamar Media Corp., 7.25%, 1/1/13,
   (Callable 3/2/09 @ 102.417)                          311,000         255,798
Lamar Media Corp., Series B, 6.63%,
   8/15/15, (Callable 8/15/10
   @ 103.313)                                           209,000         156,750
WMG Acquisition Corp., 7.38%,
   4/15/14, (Callable 4/15/09
   @ 103.688)                                           362,000         229,870
                                                                  -------------
                                                                        694,918
                                                                  -------------
PAPER (0.2%)
International Paper Co., 7.95%,
   6/15/18                                               96,000          77,734
                                                                  -------------

                                   Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
PUBLISHING/PRINTING (2.6%)
Cenveo Corp., 7.88%, 12/1/13,
   (Callable 3/2/09 @ 103.938)                     $  1,112,000   $     706,120
Dex Media, Inc., 8.00%, 11/15/13,
   (Callable 3/2/09 @ 104)                              184,000          23,000
Dex Media West LLC/Dex Media West
   Finance Co., Series B, 9.88%,
   8/15/13, (Callable 3/2/09 @ 104.938)                 195,000          56,550
RH Donnelley Corp., Series A-4,
   8.88%, 10/15/17, (Callable
   10/15/12 @ 104.438)                                  231,000          23,100
Valassis Communications, Inc., 8.25%,
   3/1/15, (Callable 3/1/11 @ 104.125)                  521,000         131,552
                                                                  -------------
                                                                        940,322
                                                                  -------------
REAL ESTATE INVESTMENT TRUST (0.7%)
PPF Funding, Inc., 5.70%, 4/15/17 (b)                   409,000         258,499
                                                                  -------------
RETAIL (1.8%)
Ace Hardware Corp., 9.13%, 6/1/16,
   (Callable 6/1/12 @ 104.563) (b)                      864,000         648,000
                                                                  -------------
SERVICES (2.4%)
ARAMARK Corp., 8.50%, 2/1/15,
   (Callable 2/1/11 @ 104.25)                            17,000          16,532
Ashtead Capital, Inc., 9.00%, 8/15/16,
   (Callable 8/15/11 @ 104.5) (b)                       480,000         288,000
Expedia, Inc., 8.50%, 7/1/16,
   (Callable 7/1/12 @ 104.25) (b)                       311,000         245,690
United Rentals North America, Inc.,
   7.75%, 11/15/13, (Callable
   3/2/09 @ 103.875)                                    503,000         326,950
                                                                  -------------
                                                                        877,172
                                                                  -------------
STEEL (1.3%)
Ryerson, Inc., 12.25%, 11/1/15,
   (Callable 11/1/11 @ 106) (b)                          58,000          36,250
Steel Dynamics, Inc., 7.38%, 11/1/12                    314,000         282,600
Tube City IMS Corp., 9.75%, 2/1/15,
   (Callable 2/1/11 @ 104.875)                          405,000         145,800
                                                                  -------------
                                                                        464,650
                                                                  -------------
TECHNOLOGY (3.0%)
First Data Corp., 9.88%, 9/24/15 (b)                     87,000          48,720
First Data Corp., 9.88%, 9/24/15,
   (Callable 9/30/11 @ 104.938)                         756,000         423,360
Sungard Data Systems, Inc., 9.13%,
   8/15/13, (Callable 8/15/09 @ 104.563)                750,000         626,250
                                                                  -------------
                                                                      1,098,330
                                                                  -------------
TELECOMMUNICATIONS (9.7%)
Centennial Communications Corp.,
   10.13%, 6/15/13, (Callable
   3/2/09 @ 105.063)                                    867,000         895,177
Cincinnati Bell, Inc., 8.38%,
   1/15/14, (Callable
   3/2/09 @ 104.1885) (c)                               261,000         233,595

                                   Continued

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
TELECOMMUNICATIONS, CONTINUED
Cricket Communications, Inc., 9.38%,
   11/1/14, (Callable 11/1/10
   @ 104.6875)                                       $  360,000      $  327,600
Cricket Communications, Inc., 10.00%,
   7/15/15, (Callable 7/15/12
   @ 105) (b)                                           360,000         333,000
Frontier Communications Corp., 6.25%,
   1/15/13                                              272,000         255,680
MetroPCS Wireless, Inc., 9.25%,
   11/1/14, (Callable
   11/1/10 @ 104.625) (b)                               220,000         201,850
Nextel Communications, Inc., Series
   E, 6.88%, 10/31/13, (Callable
   3/2/09 @ 103.438)                                    277,000         134,345
Qwest Corp., 7.88%, 9/1/11                              500,000         495,000
Sprint Capital Corp., 8.75%, 3/15/32                    277,000         171,048
Windstream Corp., 8.13%, 8/1/13                         181,000         178,285
Windstream Corp., 8.63%, 8/1/16,
   (Callable 8/1/11 @ 104.313)                          258,000         254,130
                                                                  -------------
                                                                      3,479,710
                                                                  -------------
TRANSPORTATION EX AIR/RAIL (0.7%)
Overseas Shipholding Group, Inc.,
   8.75%, 12/1/13                                       280,000         247,800
                                                                  -------------
UTILITIES (12.1%)
AES Corp. (The), 8.00%, 10/15/17                        201,000         188,940
Atlas Pipeline Partners L.P., 8.75%,
   6/15/18, (Callable 6/15/13 @ 104.375)                328,000         216,480
Copano Energy LLC, 8.13%, 3/1/16,
   (Callable 3/1/11 @ 104.0625)                         190,000         155,800
Dynegy Holdings, Inc., 7.75%, 6/1/19                    647,000         501,425
Edison Mission Energy, 7.00%, 5/15/17                   251,000         233,430
Edison Mission Energy, 7.50%, 6/15/13                   165,000         158,400
Holly Energy Partners L.P., 6.25%,
   3/1/15, (Callable 3/1/10 @ 103.125)                  500,000         370,000
MarkWest Energy Partners L.P. /
   MarkWest Energy Finance Corp., Series
   B, 8.75%, 4/15/18, (Callable
   4/15/13 @ 104.375)                                    83,000          59,552
Orion Power Holdings, Inc., 12.00%,
   5/1/10                                               510,000         520,200
PNM Resources, Inc., 9.25%, 5/15/15                     430,000         387,000
Reliant Energy, Inc., 7.63%, 6/15/14                     85,000          69,488
Sabine Pass Liquified Natural Gas
   L.P., 7.25%, 11/30/13                                734,000         544,995
Targa Resources Partners L.P., 8.25%,
   7/1/12 @ 104.125)                                    903,000         650,160
TEPPCO Partners L.P., 7.00%, 6/1/67,
   (Callable 6/1/17 @ 100) (a)                          550,000         283,907
                                                                  -------------
                                                                      4,339,777
                                                                  -------------
TOTAL CORPORATE BONDS                                                30,073,537
                                                                  -------------

                                   Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
TERM LOAN (.7%)
AUTOMOTIVE & AUTO PARTS (.7%)
Ford Motor Co., 3.99%, 12/16/13 (a)
   Total Term Loan                                 $    750,000   $     270,000
                                                                  -------------
                                                                        270,000
                                                                  -------------
FOREIGN BONDS (11.2%)
CABLE/SATELLITE TV (1.0%)
Videotron Ltee, 9.13%, 4/15/18,
   (Callable 4/15/13 @ 104.563)                         300,000         300,000
Virgin Media Finance PLC, 8.75%,
   4/15/14, (Callable 4/15/09 @ 104.375)                 72,000          61,200
                                                                  -------------
                                                                        361,200
                                                                  -------------
CHEMICALS (0.3%)
LyondellBasell Industries AF SCA,
   8.38%, 8/15/15, (Callable
   8/15/10 @ 104.188) (b)                             1,308,000          98,100
                                                                  -------------
ENERGY (0.7%)
Connacher Oil and Gas, Ltd., 10.25%,
   12/15/15, (Callable
   12/15/11 @ 105.125) (b)                              615,000         230,625
                                                                  -------------
MEDIA (2.4%)
Quebecor Media, Inc., 7.75%, 3/15/16,
   (Callable 3/15/11 @ 103.875)                       1,111,000         872,135
                                                                  -------------
METALS/MINING (1.7%)
Novelis, Inc., 7.25%, 2/15/15,
   (Callable 2/15/10 @ 103.625)                       1,100,000         616,000
                                                                  -------------
TECHNOLOGY (1.1%)
NXP BV/NXP Funding LLC, 7.88%,
   10/15/14, (Callable
   10/15/10 @ 103.938)                                  160,000          44,800
NXP BV/NXP Funding LLC, 9.50%,
   10/15/15, (Callable 10/15/11 @ 104.75)               391,000          35,190
Sensata Technologies BV, 8.00%,
   5/1/14, (Callable 5/1/10 @ 104)                      714,000         321,300
                                                                  -------------
                                                                        401,290
                                                                  -------------
TRANSPORTATION EX AIR/RAIL (1.9%)
Stena AB, 7.00%, 12/1/16, (Callable
   12/1/09 @ 103.5)                                     250,000         167,813
Stena AB, 7.50%, 11/1/13, (Callable
   11/1/09 @ 102.5)                                     750,000         530,625
                                                                  -------------
                                                                        698,438
                                                                  -------------
UTILITIES (2.1%)
Intergen NV, 9.00%, 6/30/17,
   (Callable 6/30/12 @ 104.5) (b)                       800,000         744,000
                                                                  -------------
TOTAL FOREIGN BONDS                                                   4,021,788
                                                                  -------------

                                   Continued

                                                      SHARES          VALUE
                                                   ------------   -------------
PREFERRED STOCKS (0.1%)
AUTOMOTIVE & AUTO PARTS (0.1%)
Preferred Blocker, Inc., 7.00% (b)                          200   $      49,912
                                                                  -------------
TOTAL PREFERRED STOCKS                                                   49,912
                                                                  -------------
TOTAL INVESTMENTS (COST $48,878,885) - 95.6%                         34,415,237

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%                          1,580,625
                                                                  -------------
NET ASSETS - 100.0%                                               $  35,995,862
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security has been designated as collateral for when issued securities.

(d) PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

The following abbreviation is used in the Schedule of Investments:

W/I - When Issued

                      See notes to schedules of investments
                       and notes to financial statements.

                                                               TOTAL RETURN BOND
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
ASSET-BACKED SECURITIES (7.3%)
AUTOMOBILE ABS OTHER (1.2%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%,
   2/15/12                                         $     51,943   $      47,889
Hyundai Auto Receivables Trust,
   Series 2006-B, Class C, 5.25%,
   5/15/13 (e)                                        2,665,000       2,433,889
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                1,000,000         972,297
Truck Retail Installment Paper Corp.,
   Series 2005-1A, Class A, 0.60%,
   12/15/16 (a) (b) (e)                               1,950,000       1,862,026
                                                                  -------------
                                                                      5,316,101
                                                                  -------------
AUTOMOBILES SEQUENTIAL (1.0%)
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A6, 5.08%,
   11/25/11 (b)                                       3,000,000       2,537,737
Long Beach Auto Receivables Trust,
   Series 2007-A, Class A3, 4.97%,
   10/15/11                                             999,474         976,676
Prestige Auto Receivables Trust,
   Series 2006-1A, Class A2, 5.25%,
   6/17/13 (b)                                        1,123,579       1,030,884
                                                                  -------------
                                                                      4,545,297
                                                                  -------------
HOME EQUITY OTHER (1.1%)
Flagstar Home Equity Loan Trust,
   Series 2007-1A, Class AF2, 5.77%,
   1/25/35 (b)                                        1,915,000       1,331,700
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                          306,093         302,652
New Century Home Equity Loan Trust,
   Series 2005-A, Class A5W, 5.29%,
   8/25/35                                            4,000,000       1,155,717
Renaissance Home Equity Loan Trust,
   Series 2005-2, Class AF4, 4.93%,
   8/25/35                                            2,620,000       1,774,792
                                                                  -------------
                                                                      4,564,861
                                                                  -------------
HOME EQUITY SEQUENTIAL (0.3%)
Irwin Home Equity Corp., Series
   2006-3, Class 2A2, 5.83%, 9/25/37 (b)              1,225,000         800,224
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3,
   Class A4, 6.31%, 2/25/36 (h)                       1,500,000         435,842
                                                                  -------------
                                                                      1,236,066
                                                                  -------------
MANUFACTURED HOUSING ABS OTHER (0.2%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                                 1,159,752         771,900
                                                                  -------------
MANUFACTURED HOUSING SEQUENTIAL (0.6%)
Vanderbilt Acquisition Loan Trust,
   Series 2002-1, Class A4, 6.57%,
   5/7/27 (a)                                         2,840,000       2,531,196
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
ASSET-BACKED SECURITIES, CONTINUED
OTHER ABS (2.9%)
Aerco, Ltd., Series 2A, Class A3,
   0.79%, 7/15/25 (a) (b) (e) (h)                  $  1,741,981   $     783,891
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36                          6,375,000       4,317,698
First Franklin Mortgage Loan Asset
   Backed Certificates, Series
   2004-FF11, Class 1A2, 0.74%,
   1/25/35 (a)                                           51,824          30,007
First Franklin Mortgage Loan Asset
   Backed Certificates, Series 2005-FFA,
   Class M3, 5.52%, 3/25/25                             600,000          60,421
Marlin Leasing Receivables LLC,
   Series 2005-1A, Class A4, 4.75%,
   8/15/12 (b)                                          410,769         410,745
Popular ABS Mortgage Pass-Through
   Trust, Series 2005-4, Class AF3,
   4.98%, 9/25/35 (a)                                   382,907         378,784
Renaissance Home Equity Loan Trust,
   Series 2006-1, Class AF4, 6.01%,
   5/25/36                                            1,645,000       1,094,611
Residential Asset Mortgage Products,
   Inc., Series 2002-RZ3, Class M1,
   5.78%, 8/25/32 (a)                                   432,064         420,181
Residential Asset Mortgage Products,
   Inc., Series 2003-RZ5, Class A7,
   4.97%, 9/25/33                                     2,840,289       2,043,365
SACO I, Inc., Series 2006-1, Class A,
   0.56%, 9/25/35 (a) (e)                             2,779,126         653,068
Small Business Administration, Series
   2005-P10B, Class 1, 4.94%, 8/10/15 (e)             2,552,979       2,575,743
Squared CDO, Ltd., Series 2007-1A,
   Class B, 4.20%, 5/11/57 (a) (b) (d) (h) (i)        4,000,000              --
                                                                  -------------
                                                                     12,768,514
                                                                  -------------
TOTAL ASSET-BACKED SECURITIES                                        31,733,935
                                                                  -------------
CORPORATE BONDS (13.1%)
BEVERAGES-NON ALCOHOLIC (0.3%)
Coca-Cola Enterprises, Inc., 7.38%,
   3/3/14                                             1,275,000       1,463,629
                                                                  -------------

CABLE TV (0.2%)
COX Communications, Inc., 5.50%,
   10/1/15                                              800,000         711,463
                                                                  -------------

COMMERCIAL BANKS-CENTRAL U.S. (0.5%)
National City Bank, 5.25%, 12/15/16 (b)               1,340,000       1,193,509
SunTrust Bank, 3.00%, 11/16/11                        1,000,000       1,020,811
                                                                  -------------
                                                                      2,214,320
                                                                  -------------

                                   Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
COMMERCIAL BANKS-EASTERN U.S. (0.3%)
Manufacturers & Traders Trust Co.,
   2.94%, 4/1/13,
   (Callable 4/1/09 @ 100) (a)                     $  1,075,000   $     899,943
Mercantile Bankshares Corp., Series
   B, 4.63%, 4/15/13                                    500,000         452,366
                                                                  -------------
                                                                      1,352,309
                                                                  -------------
COMMERCIAL BANKS NON-U.S. (0.2%)
Westpac Capital Trust IV, 5.26%,
   3/31/16 (a) (b) (f)                                1,445,000         714,235
                                                                  -------------
COMMERCIAL BANKS-SOUTHERN U.S. (1.7%)
Hibernia Corp., 5.35%, 5/1/14                         2,845,000       2,357,825
Regions Financial Corp., 7.00%, 3/1/11                1,275,000       1,260,327
Wachovia Bank NA, 5.85%, 2/1/37 (e)                   4,500,000       3,917,664
                                                                  -------------
                                                                      7,535,816
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
American Express Travel Related
   Services Co., Inc., 5.25%, 11/21/11 (b)            1,000,000         940,862
General Electric Capital Corp.,
   4.80%, 5/1/13                                      2,725,000       2,657,515
                                                                  -------------
                                                                      3,598,377
                                                                  -------------
ELECTRIC-INTEGRATED (1.1%)
Florida Power Corp., Series A, 5.80%,
   9/15/17                                            1,000,000       1,059,395
Public Service Electric & Gas Co.,
   5.00%, 8/15/14                                     1,200,000       1,210,820
Virginia Electric and Power Co.,
   5.95%, 9/15/17                                     1,000,000       1,024,000
Virginia Electric and Power Co.,
   6.35%, 11/30/37                                    1,450,000       1,454,040
                                                                  -------------
                                                                      4,748,255
                                                                  -------------
FINANCE-COMMERCIAL (0.2%)
Caterpillar Financial Services Corp.,
   5.13%, 10/12/11                                      950,000         985,681
                                                                  -------------
FINANCE-CONSUMER LOANS (1.7%)
HSBC Finance Corp., 6.38%, 10/15/11                   2,000,000       2,057,988
John Deere Capital Corp., 5.50%,
   4/13/17                                            1,225,000       1,189,394
John Deere Capital Corp., 7.00%,
   3/15/12                                            3,950,000       4,193,363
                                                                  -------------
                                                                      7,440,745
                                                                  -------------
FINANCE-INVESTMENT BANKER/BROKER (1.1%)
Bear Stearns Cos. LLC (The), 6.40%,
   10/2/17                                              350,000         352,040
Citigroup, Inc., 6.13%, 11/21/17                      2,000,000       1,808,970
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33                                     1,100,000         915,738
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17                                             2,000,000       1,640,510
                                                                  -------------
                                                                      4,717,258
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
FOOD-RETAIL (0.3%)
Kroger Co. (The), 7.50%, 1/15/14                   $  1,000,000   $   1,114,820
                                                                  -------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES (0.3%)
Ameriprise Financial, Inc., 5.65%,
   11/15/15                                           1,480,000       1,242,880
                                                                  -------------
MONEY CENTER BANKS (0.1%)
UBS Preferred Funding Trust I, 8.62%,
   10/1/10 (a) (f)                                      925,000         437,243
                                                                  -------------
MULTI-LINE INSURANCE (0.3%)
MetLife, Inc., 5.00%, 6/15/15                         1,100,000       1,043,344
                                                                  -------------
MULTIMEDIA (0.5%)
Time Warner, Inc., 7.70%, 5/1/32                        492,000         477,546
Walt Disney Co. (The), 4.70%, 12/1/12                 1,800,000       1,872,794
                                                                  -------------
                                                                      2,350,340
                                                                  -------------
OIL REFINING & MARKETING (0.3%)
Premcor Refining Group, Inc. (The),
   7.50%, 6/15/15, (Callable
   3/2/09 @ 103.75)                                   1,500,000       1,417,005
                                                                  -------------
PROPERTY/CASUALTY INS (0.0%)
Travelers Property Casualty Corp.,
   7.75%, 4/15/26                                        85,000          83,095
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
Simon Property Group L.P., 5.63%,
   8/15/14                                            1,790,000       1,442,464
                                                                  -------------
RETAIL-DISCOUNT (0.3%)
Target Corp., 5.38%, 5/1/17                           1,150,000       1,115,663
                                                                  -------------
SPECIAL PURPOSE ENTITY (0.7%)
JPMorgan Chase Capital XXI, Series U,
   4.14%, 2/2/37, (Callable
   2/2/12 @ 100) (a)                                  1,000,000         450,249
MassMutual Global Funding II, 3.80%,
   4/15/09 (b)                                        1,390,000       1,391,437
Principal Life Global Funding I,
   5.13%, 10/15/13 (b)                                1,090,000       1,009,788
                                                                  -------------
                                                                      2,851,474
                                                                  -------------
SUPER-REGIONAL BANKS-U.S. (1.1%)
BAC Capital Trust XIII, 2.40%,
   3/15/12 (a) (f)                                    2,000,000         464,942
Bank of America Corp., 5.63%, 10/14/16                4,000,000       3,590,296
Bank of America Corp., 8.00%,
   1/30/18 (a) (f)                                    1,450,000         767,992
                                                                  -------------
                                                                      4,823,230
                                                                  -------------
TELEPHONE-INTEGRATED (0.3%)
AT&T, Inc., 6.30%, 1/15/38                            1,450,000       1,416,382
                                                                  -------------

                                   Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
TRANSPORT-RAIL (0.5%)
Burlington Northern Santa Fe Corp.,
   5.65%, 5/1/17                                   $  1,000,000   $     971,711
Burlington Northern Santa Fe Corp.,
   7.00%, 2/1/14                                      1,000,000       1,059,766
                                                                  -------------
                                                                      2,031,477
                                                                  -------------

TOTAL CORPORATE BONDS                                                56,851,505
                                                                  -------------
FOREIGN BONDS (2.5%)
OIL COMPANY-EXPLORATION & PRODUCTION (0.6%)
Canadian Natural Resources, Ltd.,
   6.25%, 3/15/38                                     1,000,000         749,504
Gazprom International SA, 7.20%,
   2/1/20 (b)                                         2,427,100       1,996,290
                                                                  -------------
                                                                      2,745,794
                                                                  -------------
SOVEREIGN (1.7%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/10                                BRL  7,784,000       3,321,407
United Kingdom Gilt, 5.00%,
   3/7/12                                        GBP  2,500,000       3,922,694
                                                                  -------------
                                                                      7,244,101
                                                                  -------------
TELEPHONE-INTEGRATED (0.2%)
France Telecom SA, 8.50%, 3/1/31                   $    650,000         830,480
                                                                  -------------
TOTAL FOREIGN BONDS                                                  10,820,375
                                                                  -------------
MORTGAGE-BACKED SECURITIES (27.9%)
AGENCY COLLATERAL OTHER (0.6%)
Restructured Assets Certificates,
   Series 2006-9, Class P, 12.07%,
   12/31/49 (a) (b) (h)                               5,250,000       2,625,000
                                                                  -------------
CMBS OTHER (7.6%)
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41 (a)                             2,000,000       1,859,859
Commercial Mortgage Asset Trust,
   Series 1999-C1, Class B, 7.23%,
   1/17/32 (a)                                        1,620,000       1,495,058
Crown Castle Towers LLC, Series
   2005-1A, Class AFX, 4.64%, 6/15/35 (b)             4,000,000       3,600,000
CS First Boston Mortgage Securities
   Corp., Series 2001-CK3, Class A4,
   6.53%, 6/15/34                                     2,922,180       2,900,769
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                            2,414,313       2,404,145
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                     1,000,000         928,663
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                     5,125,000       4,684,175

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
CMBS OTHER, CONTINUED
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38 (e)                                     $  4,900,000   $   4,808,448
LB-UBS Commercial Mortgage Trust,
   Series 2003-C8, Class A4, 5.12%,
   11/15/32 (a)                                       2,924,000       2,658,590
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                              318,366         302,455
Morgan Stanley Dean Witter Capital I,
   Series 2003-TOP9, Class A2, 4.74%,
   11/13/36                                           2,590,000       2,414,529
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 7.21%, 3/15/30 (a)              1,000,000         959,992
Nomura Asset Securities Corp., Series
   1998-D6, Class A4, 7.79%, 3/15/30 (a)              1,600,000       1,621,937
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class
   A3, 4.87%, 3/18/36                                 2,270,000       2,117,439
                                                                  -------------
                                                                     32,756,059
                                                                  -------------

CMBS SUBORDINATED (2.7%)
CS First Boston Mortgage Securities
   Corp., Series 2002-CKN2, Class C1,
   6.38%, 4/15/37 (a)                                 1,180,000       1,151,591
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28 (a)                                       2,740,000       2,617,895
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28 (a)                                       4,093,000       3,910,059
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36 (a)                                 1,417,000       1,222,932
SBA CMBS Trust, Series 2006-1A, Class
   D, 5.85%, 11/15/36 (b)                             3,100,000       2,139,000
SBA CMBS Trust, Series 2006-1A, Class
   E, 6.17%, 11/15/36 (b)                             1,350,000         904,500
                                                                  -------------
                                                                     11,945,977
                                                                  -------------

WL COLLATERAL CMO MEZZANINE (0.0%)
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 2.11%, 8/25/29 (a)                351,007         137,075
                                                                  -------------
WL COLLATERAL CMO OTHER (10.5%)
Banc of America Funding Corp., Series
   2006-G, Class 3A2, 5.75%, 7/20/36 (e)(a)           5,200,000       2,193,716
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-10, Class 12A3,
   4.64%, 1/25/35 (a)                                   902,051         580,034
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 13A1,
   5.45%, 2/25/36 (a)                                 3,130,187       2,226,396
Chase Mortgage Finance Corp., Series
   2006-A1, Class 4A1, 6.04%, 9/25/36 (a)             7,368,224       5,301,346
Chase Mortgage Finance Corp., Series
   2006-S2, Class 2A6, 6.00%, 10/25/36                5,105,000       2,799,623

                                   Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
Chaseflex Trust, Series 2006-1, Class
   A2A, 5.94%, 6/25/36 (a)                         $  1,501,047   $   1,100,980
Chaseflex Trust, Series 2006-1, Class
   A4, 6.30%, 6/25/36 (a)                             7,344,000       3,729,447
Chaseflex Trust, Series 2006-2, Class
   A4, 6.34%, 9/25/36 (a)                             2,815,000       1,410,211
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35 (a)                         887,140         811,987
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1, Class 1A1, 5.10%,
   6/26/35 (a) (h)                                      898,624         881,532
GMAC Mortgage Corp. Loan Trust,
   Series 2003-GH2, Class A4, 5.00%,
   10/25/33                                           2,241,059       1,664,468
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 0.84%, 12/25/34 (a) (e)          1,292,595         751,236
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.10%, 4/25/37 (a) (e)            436,057         263,133
Homebanc Mortgage Trust, Series
   2006-1, Class 2A1, 5.98%, 4/25/37 (a)              3,170,502       1,752,532
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 4.90%,
   7/25/35 (a)                                        1,882,510       1,079,782
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%, 2/25/35 (a)               800,146         662,784
JP Morgan Mortgage Trust, Series
   2005-A2, Class 3A2, 4.90%,
   4/25/35 (a)                                        3,000,000       2,326,886
JP Morgan Mortgage Trust, Series
   2005-A2, Class 7CB1, 4.87%,
   4/25/35 (a)                                        2,717,411       2,248,680
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)                                        1,792,297       1,599,266
JP Morgan Mortgage Trust, Series
   2005-ALT1, Class 4A1, 5.64%,
   10/25/35 (a)                                       3,047,877       2,062,892
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.68%,
   4/25/36 (a)                                        7,923,904       5,796,311
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A,
   5.00%, 8/25/19                                     1,617,224       1,573,761
Nomura Asset Acceptance Corp., Series
   2005-AR1, Class 1A2, 5.31%,
   2/25/35 (a)                                        1,585,049         310,298
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 0.66%,
   3/25/34 (a) (e)                                    1,035,613         557,392
Residential Accredit Loans, Inc.,
   Series 2005-QA12, Class CB1, 5.87%,
   12/25/35 (a)                                       2,124,469       1,138,302
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B, 5.15%,
   12/25/34                                           1,197,091         899,987
                                                                  -------------
                                                                     45,722,982
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO SEQUENTIAL (3.6%)
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2A3, 6.00%,
   9/25/36 (a)                                     $  2,000,000   $     940,164
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                              393,381         312,830
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB3, Class A3, 6.51%,
   7/25/36 (a)                                        2,575,000       1,028,449
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                           1,734,710       1,004,536
JP Morgan Alternative Loan Trust,
   Series 2006-A5, Class 2A6, 5.80%,
   10/25/36 (a)                                       5,640,000       1,734,687
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A3A, 6.00%,
   8/25/36                                            4,529,000       3,333,374
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.81%, 6/25/36(a)                679,309         481,038
JP Morgan Mortgage Trust, Series
   2006-A7, Class 3A2, 5.94%,
   1/25/37 (a)                                        5,075,000       3,581,332
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.75%, 12/25/33 (a)                     4,095,000       3,019,244
                                                                  -------------
                                                                     15,435,654
                                                                  -------------
WL COLLATERAL PAC (0.4%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                            1,793,431       1,569,169
                                                                  -------------
WL COLLATERAL SUPPORT (2.5%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.26%, 11/25/35(a)               569,563         242,372
Chaseflex Trust, Series 2006-1, Class
   A6, 6.29%, 6/25/36 (a)                             5,265,000       3,078,911
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A7, 6.30%,
   9/25/36 (a)                                        5,000,000       1,201,308
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                            3,337,541       1,604,106
Nomura Asset Acceptance Corp.,
   Series 2004-AR4, Class 1A2, 4.88%,
   12/25/34 (a)                                         885,444         282,053
Nomura Asset Acceptance Corp.,
   Series 2005-AR2, Class 2A2, 5.53%,
   5/25/35 (a)                                        1,089,524         334,742
Nomura Asset Acceptance Corp.,
   Series 2005-AR3, Class 3A2, 5.65%,
   7/25/35 (a)                                        1,636,342       1,348,599
Nomura Asset Acceptance Corp.,
   Series 2005-AR5, Class 2A2, 5.64%,
   10/25/35 (a)                                       1,219,898         381,508
Nomura Asset Acceptance Corp.,
   Series 2006-AF1, Class 3A2,
   6.57%, 6/25/36 (a)                                 2,237,674         572,033

                                   Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL SUPPORT, CONTINUED
Residential Funding Mortgage
   Securities I, Series 2007-S2, Class
   A10, 6.00%, 2/25/37                             $    430,000   $     288,756
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.13%, 5/25/35 (a)                      2,491,222       1,631,278
                                                                  -------------
                                                                     10,965,666
                                                                  -------------

TOTAL MORTGAGE-BACKED SECURITIES                                    121,157,582
                                                                  -------------
U.S. GOVERNMENT AGENCIES (42.1%)
FANNIE MAE (19.3%)
0.64%, 8/25/44 (a)                                      816,653         771,466
0.69%, 4/25/36 (a) (e)                                4,335,525       4,249,318
3.88%, 7/12/13                                        5,900,000       6,265,470
5.00%, 5/1/25                                         1,698,819       1,731,703
5.00%, 1/1/34                                         8,716,979       8,903,033
5.12%, 8/1/34 (a)                                        95,518          98,389
5.50%, 12/25/20                                       2,239,938       2,316,813
5.50%, 2/1/25                                         1,010,349       1,036,383
5.50%, 3/1/33                                         7,844,087       8,059,636
5.50%, 12/25/33                                         900,000         928,725
5.50%, 5/25/34                                        3,150,000       2,579,395
5.50%, 6/1/35                                           517,792         530,888
5.50%, 11/1/35                                          942,852         966,698
5.50%, 11/1/36                                        1,543,813       1,581,652
5.50%, 1/1/37                                         3,691,492       3,781,913
5.50%, 4/25/37                                        3,104,234       2,974,812
5.50%, 8/1/37                                         3,011,635       3,085,282
5.50%, 12/1/37                                        1,826,868       1,871,542
6.00%, 5/1/17                                           133,085         138,912
6.00%, 5/1/18                                           456,450         475,579
6.00%, 2/1/22                                         2,895,310       2,996,707
6.00%, 1/1/33                                           303,637         314,732
6.00%, 8/25/33 (a)                                    1,885,018       1,774,805
6.00%, 7/1/35                                         3,293,397       3,401,393
6.00%, 9/1/35                                         1,710,146       1,766,224
6.00%, 1/1/36                                         3,201,192       3,307,190
6.00%, 12/1/36                                        7,844,640       8,094,524
6.00%, 1/1/37                                         4,003,671       4,131,205
6.50%, 7/1/16                                           438,896         458,717
6.50%, 6/1/17                                           139,047         145,131
6.50%, 8/1/28                                           146,740         154,216
6.50%, 6/1/29                                            98,426         103,379
6.50%, 4/1/32                                           242,854         254,771
6.50%, 6/1/32                                           557,900         585,278
6.50%, 7/1/32                                           887,317         931,182
6.50%, 3/1/33                                           164,486         172,353
6.50%, 8/1/36                                           692,701         718,901
7.00%, 6/1/32                                           169,042         180,157
7.00%, 8/1/32                                           408,451         433,993
7.00%, 9/1/34                                            88,182          92,895
7.00%, 9/1/36                                         1,187,483       1,249,114
7.50%, 6/1/28                                           120,884         128,759
                                                                  -------------
                                                                     83,743,235
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (14.9%)
0.73%, 7/15/36 (a) (e)                             $  1,421,005   $   1,394,094
0.88%, 9/15/36 (a)                                      383,375         382,554
4.00%, 1/15/17                                        7,500,000       7,575,158
4.00%, 5/1/19                                         2,943,250       2,965,579
4.50%, 6/1/34                                           791,059         796,168
4.50%, 9/1/34                                           855,211         860,735
5.00%, 2/15/25                                        3,245,000       3,204,343
5.00%, 8/1/33                                           356,298         363,234
5.00%, 5/1/34                                           179,586         182,858
5.00%, 7/1/35                                           448,733         456,488
5.00%, 8/1/35                                           994,917       1,012,110
5.00%, 11/1/35                                        3,721,918       3,786,237
5.00%, 4/1/36                                           418,248         425,475
5.00%, 7/1/36                                         1,867,761       1,898,579
5.28%, 3/1/37 (a)                                       650,074         666,415
5.50%, 3/15/35                                        5,505,000       5,654,939
5.71%, 4/1/37 (a)                                     3,065,826       3,174,801
5.82%, 10/1/36 (a)                                    2,165,933       2,228,397
5.91%, 3/1/37 (a)                                     6,253,546       6,474,228
6.00%, 12/15/21                                       3,424,607       3,515,636
6.00%, 9/1/33                                           352,051         365,096
6.00%, 2/1/38                                         1,064,135       1,099,240
6.09%, 1/1/37 (a)                                     5,273,361       5,468,534
6.13%, 2/1/37 (a)                                     5,065,071       5,254,816
6.50%, 1/1/29                                         1,119,912       1,178,241
6.50%, 7/1/32                                           183,778         192,890
6.50%, 9/1/32                                            73,279          76,912
6.50%, 5/15/34 (a)                                    2,667,938       2,486,693
6.87%, 7/15/32, IO (a)                                9,339,031         533,152
7.00%, 6/1/26                                           509,484         538,361
7.00%, 1/1/32                                            98,892         104,983
                                                                  -------------
                                                                     64,316,946
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (7.9%)
0.49%, 3/16/46, IO (a) (d)                           13,438,477         428,741
0.51%, 4/16/46, IO (a) (d)                           59,761,450       1,875,016
0.92%, 6/17/45, IO (a) (d)                           12,007,827         482,607
0.97%, 2/16/48, IO (a) (d)                           52,989,353       2,421,613
0.99%, 2/16/48, IO (a) (d)                           14,689,254         752,927
1.04%, 6/16/49, IO (a) (d)                           65,770,398       3,654,269
4.42%, 5/16/34 (e)                                   10,250,000      10,417,368
4.82%, 10/16/29 (a)                                   2,660,000       2,731,166
5.03%, 11/16/33 (a)                                   5,640,000       5,770,684
5.30%, 7/16/28 (a)                                    3,000,000       3,126,083
5.32%, 8/16/30 (a)                                    2,560,000       2,663,450
9.50%, 12/15/09                                          96,445          97,083
                                                                  -------------
                                                                     34,421,007
                                                                  -------------

TOTAL U.S. GOVERNMENT AGENCIES                                      182,481,188
                                                                  -------------

                                   Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
U.S. TREASURY OBLIGATIONS (1.3%)
U.S. TREASURY STRIPS (1.3%)
6.12%, 2/15/18 **                                  $  2,700,000   $   1,954,673
8.21%, 11/15/27 ** (e)                                7,400,000       3,464,384
                                                                  -------------
                                                                      5,419,057
                                                                  -------------

TOTAL U.S. TREASURY OBLIGATIONS                                       5,419,057
                                                                  -------------

                                                      SHARES
                                                   ------------
PREFERRED STOCKS (0.8%)
COMMERCIAL BANKS NON-U.S. (0.3%)
Barclays Bank PLC, 8.13%                                106,000       1,484,000
                                                                  -------------
SOVEREIGN AGENCY (0.1%)
Fannie Mae, 8.25% (a)                                   160,000         176,000
Freddie Mac, 8.38% (a)                                  161,000         172,270
                                                                  -------------
                                                                        348,270
                                                                  -------------
SUPER-REGIONAL BANKS-U.S. (0.4%)
Wells Fargo Capital XII, 7.88%                           80,000       1,830,400
                                                                  -------------
TOTAL PREFERRED STOCKS                                                3,662,670
                                                                  -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   ------------
DEMAND NOTES (0.1%)
ELECTRIC-INTEGRATED (0.1%)
Alabama Power Capital Trust V,
   5.50%, 10/1/09 (a) (g)                          $    874,000         470,352
                                                                  -------------
TOTAL DEMAND NOTES                                                      470,352
                                                                  -------------

                                                      SHARES
                                                   ------------
INVESTMENTS IN AFFILIATES (2.6%)
Fifth Third Institutional Money
   Market Fund (a)                                   11,085,549      11,085,549
                                                                  -------------
Total Investments in Affiliates                                      11,085,549
                                                                  -------------
Total Investments (Cost $511,341,753) - 97.7%                       423,682,213

Other assets in excess of liabilities - 2.3%                          9,803,188
                                                                  -------------
NET ASSETS - 100.0%                                               $ 433,485,401
                                                                  =============

                                   Continued

NOTES TO SCHEDULE OF INVESTMENTS

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at January 31, 2009 using procedures approved by the Board of Trustees.

(e) All or part of this security has been designated as collateral for futures contracts and forward contracts.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g)   Maturity date is next rate reset date.

(h)   Illiquid Securities.

(i)   Defaulted security.

The following abbreviations are used in the Schedule of Investments:

ABS -Asset-Backed Security
BRL - Brazilian Real
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
GBP - British Pound
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 SHORT TERM BOND
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
ASSET-BACKED SECURITIES (14.6%)
AUTOMOBILE ABS OTHER (0.1%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%,
   2/15/12                                         $    302,020   $     278,448
                                                                  -------------
AUTOMOBILES SEQUENTIAL (7.1%)
Banc of America Securities Auto
   Trust, Series 2005-WF1, Class A4,
   4.08%, 4/18/10                                       294,786         294,674
Bay View Auto Trust, Series 2005-LJ2,
   Class A4, 4.55%, 2/25/14                           1,063,066       1,062,464
Capital One Auto Finance Trust,
   Series 2006-C, Class A3A, 5.07%,
   7/15/11                                              633,144         616,399
Harley-Davidson Motorcycle Trust,
   Series 2006-2, Class A2, 5.35%,
   3/15/13 (f)                                        2,600,907       2,523,476
Harley-Davidson Motorcycle Trust,
   Series 2007-3, Class A2A, 5.34%,
   9/15/10                                               92,901          92,912
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A2, 4.93%,
   2/25/10 (b)                                          562,500         560,476
Hyundai Auto Receivables Trust,
   Series 2005-A, Class A4, 4.18%,
   2/15/12                                            2,353,898       2,345,392
Nissan Auto Lease Trust, Series
   2006-A, Class A4, 5.10%, 7/16/12 (f)               4,000,000       3,959,973
USAA Auto Owner Trust, Series 2006-2,
   Class A4, 5.37%, 2/15/12                           1,500,000       1,512,437
Wachovia Auto Owner Trust, Series
   2005-A, Class A4, 4.23%, 11/21/11 (f)              2,127,155       2,102,944
                                                                  -------------
                                                                     15,071,147
                                                                  -------------
CREDIT CARD BULLET (5.5%)
Bank One Issuance Trust, Series
   2004-A1, Class A1, 3.45%, 10/17/11                   810,000         810,252
Chase Issuance Trust, Series
   2005-A10, Class A10, 4.65%, 12/17/12               3,000,000       3,037,008
GE Capital Credit Card Master Note
   Trust, Series 2005-3, Class A,
   4.13%, 6/15/13                                     2,000,000       1,951,690
MBNA Master Credit Card Trust, Series
   1999-B, Class A, 5.90%, 8/15/11                    3,000,000       3,003,045
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)                        3,000,000       2,919,494
                                                                  -------------
                                                                     11,721,489
                                                                  -------------
HOME EQUITY OTHER (0.5%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE2, Class A3, 4.20%,
   10/25/33 (a) (f)                                     837,404         608,910
GMAC Mortgage Corp. Loan Trust,
   Series 2005-HE2, Class A3, 4.62%,
   11/25/35 (a)                                         608,260         558,403
                                                                  -------------
                                                                      1,167,313
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
ASSET-BACKED SECURITIES, CONTINUED
HOME EQUITY SEQUENTIAL (1.0%)
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36 (a) (f)                                 $  3,000,000   $   2,131,670
                                                                  -------------
OTHER ABS (0.4%)
SVO VOI Mortgage Corp., Series
   2005-AA, Class A, 5.25%, 2/20/21 (b)                 902,184         805,362
                                                                  -------------
TOTAL ASSET-BACKED SECURITIES                                        31,175,429
                                                                  -------------
CORPORATE BONDS (21.6%)
BEVERAGES-NON ALCOHOLIC (1.1%)
Coca Cola Enterprises, Inc., 4.38%,
   9/15/09                                            2,250,000       2,286,781
                                                                  -------------
CABLE TV (0.6%)
Comcast Cable Communications LLC,
   6.88%, 6/15/09                                     1,250,000       1,262,338
                                                                  -------------
CELLULAR TELECOM (0.6%)
New Cingular Wireless Services, Inc.,
   7.88%, 3/1/11                                      1,250,000       1,344,079
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
General Electric Capital Corp.,
   4.88%, 10/21/10                                    2,500,000       2,527,245
                                                                  -------------
ELECTRIC-INTEGRATED (2.2%)
Duke Energy Carolinas LLC, Series D,
   7.38%, 3/1/10                                      1,250,000       1,293,181
Florida Power Corp., 4.50%, 6/1/10                    2,500,000       2,523,770
Pepco Holdings, Inc., 4.00%, 5/15/10                  1,000,000         973,790
                                                                  -------------
                                                                      4,790,741
                                                                  -------------
FIDUCIARY BANKS (0.4%)
Bank of New York Mellon Corp. (The),
   4.95%, 1/14/11                                       750,000         772,053
                                                                  -------------
FINANCE-CONSUMER LOANS (1.4%)
HSBC Finance Corp., 4.75%, 5/15/09                    3,000,000       3,008,688
                                                                  -------------
FINANCE-INVESTMENT BANKER/
   BROKER (3.8%)
Bear Stearns Cos. LLC (The), 7.63%,
   12/7/09                                            3,500,000       3,576,755
Goldman Sachs Group, Inc. (The),
   3.25%, 6/15/12                                     1,500,000       1,539,352
Goldman Sachs Group, Inc. (The),
   6.65%, 5/15/09                                     3,000,000       3,010,440
                                                                  -------------
                                                                      8,126,547
                                                                  -------------
FINANCE-MORTGAGE LOAN/BANKER (0.1%)
Countrywide Home Loans, Inc., 5.63%,
   7/15/09                                              250,000         249,586
                                                                  -------------

                                   Continued

SHORT TERM BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
CORPORATE BONDS, CONTINUED
FINANCE-OTHER SERVICES (1.2%)
National Rural Utilities Cooperative
   Finance Corp., 4.38%, 10/1/10                   $  2,500,000   $   2,518,618
                                                                  -------------
FOOD-RETAIL (0.6%)
Kroger Co. (The), 7.25%, 6/1/09                       1,250,000       1,262,292
                                                                  -------------
INSURANCE (1.0%)
Berkshire Hathaway Finance Corp.,
   4.75%, 5/15/12                                     2,000,000       2,063,374
                                                                  -------------
MEDICAL INSTRUMENTS (1.0%)
Medtronic, Inc., Series B, 4.38%,
   9/15/10                                            2,000,000       2,047,112
                                                                  -------------
NETWORKING PRODUCTS (1.2%)
Cisco Systems, Inc., 5.25%, 2/22/11                   2,500,000       2,614,692
                                                                  -------------
RETAIL-DISCOUNT (1.1%)
Wal-Mart Stores, Inc., 4.13%, 2/15/11                 2,250,000       2,326,442
                                                                  -------------
SUPER-REGIONAL BANKS-U.S. (4.1%)
Bank of America Corp., 4.38%, 12/1/10                 1,000,000       1,005,015
PNC Funding Corp., 1.88%, 6/22/11                     2,000,000       1,991,344
US Bancorp, 3.11%, 5/6/10 (a)                         2,750,000       2,676,380
Wachovia Corp., 4.38%, 6/1/10                         3,000,000       3,022,461
                                                                  -------------
                                                                      8,695,200
                                                                  -------------
TOTAL CORPORATE BONDS                                                45,895,788
                                                                  -------------
FOREIGN BONDS (2.5%)
FINANCE-OTHER SERVICES (0.1%)
Pemex Finance, Ltd., 9.69%, 8/15/09                     121,500         122,200
                                                                  -------------
OIL COMPANY-INTEGRATED (1.9%)
BP Capital Markets PLC, 4.88%, 3/15/10                3,000,000       3,045,576
Conoco Funding Co., 6.35%, 10/15/11                   1,000,000       1,066,204
                                                                  -------------
                                                                      4,111,780
                                                                  -------------
SOVEREIGN (0.5%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/10                                BRL  2,594,000       1,106,851
                                                                  -------------
TOTAL FOREIGN BONDS                                                   5,340,831
                                                                  -------------
MORTGAGE-BACKED SECURITIES (26.8%)
CMBS OTHER (5.7%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42 (f)                                     $  2,500,000       2,472,903
CS First Boston Mortgage Securities
   Corp., Series 2004-C3, Class A3,
   4.30%, 7/15/36 (f)                                 1,811,672       1,793,567
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                            2,750,000       2,673,039

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
CMBS OTHER, CONTINUED
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42 (f)                              $  2,991,130   $   2,887,305
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                            2,500,000       2,453,290
                                                                  -------------
                                                                     12,280,104
                                                                  -------------
CMBS SUBORDINATED (1.5%)
GMAC Commercial Mortgage Securities,
   Inc., Series 1999-C2, Class B, 7.14%,
   9/15/33 (a) (f)                                    3,250,000       3,250,269
                                                                  -------------
WL COLLATERAL CMO OTHER (14.4%)
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A6,
   4.14%, 7/25/34 (a)                                 2,500,000       2,440,605
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A7,
   4.14%, 7/25/34 (a)                                 2,362,662       2,294,205
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.76%, 4/25/34 (a)                                 2,422,090       1,776,122
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.57%, 8/25/35 (a)                                 3,000,000       2,782,766
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                     1,057,293         834,500
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.00%, 4/20/35 (a)                      1,619,902         976,900
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.94%,
   6/19/34 (a) (f)                                    5,730,000       3,324,450
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 0.84%, 12/25/34 (a)              1,041,831         605,497
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.10%, 4/25/37 (a)              1,526,201         920,965
Indymac Index Mortgage Loan Trust,
   Series 2006-AR29, Class A2, 0.47%,
   11/25/36 (a)                                         671,858         614,634
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                            1,771,236       1,410,415
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A3, 4.90%, 2/25/35(a)              2,062,701       1,664,024
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%, 4/25/35(a)              1,973,946       1,576,110
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%, 6/25/35 (a) (f)        2,872,155       2,562,824
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.40%, 12/25/32 (a)                                   69,918          65,799
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                                2,013,240       1,619,820

                                   Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
Residential Funding Mortgage
   Securities I, Series 2007-SA1, Class
   1A1, 5.64%, 2/25/37 (a)                         $  2,932,935   $   1,814,095
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.23%, 6/25/35 (a) (f)                 3,500,000       3,421,131
                                                                  -------------
                                                                     30,704,862
                                                                  -------------
WL COLLATERAL CMO SEQUENTIAL (4.8%)
Chase Mortgage Finance Corp., Series
   2005-A1, Class 2A2, 5.24%, 12/25/35 (a)            1,913,752       1,619,097
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36                                            3,000,000       2,270,776
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.61%, 5/25/36(a)              2,149,240       1,566,222
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.81%, 6/25/36(a)              2,139,823       1,515,269
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.79%, 4/25/37 (a)            2,282,014       1,653,359
RAAC Series, Series 2005-SP1, Class
   2A2, 5.25%, 9/25/34                                2,033,651       1,644,338
                                                                  -------------
                                                                     10,269,061
                                                                  -------------
WL COLLATERAL PAC (0.4%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                            1,021,839         894,061
                                                                  -------------
TOTAL MORTGAGE-BACKED SECURITIES                                     57,398,357
                                                                  -------------
MUNICIPAL BONDS (0.2%)
OHIO (0.2%)
State Economic Enterprise,
   Series 3, 4.05%, 3/1/11 (b)                          415,000         414,415
                                                                  -------------
TOTAL MUNICIPAL BONDS                                                   414,415
                                                                  -------------
U.S. GOVERNMENT AGENCIES (27.6%)
FANNIE MAE (3.4%)
4.71%, 4/1/33 (a)                                     1,488,257       1,511,241
4.95%, 4/1/35 (a)                                     1,365,739       1,392,105
5.00%, 2/25/25 (f)                                    2,459,581       2,488,637
5.21%, 9/1/34 (a)                                     1,772,490       1,835,340
                                                                  -------------
                                                                      7,227,323
                                                                  -------------
FANNIE MAE PREPAYMENT LINK NOTE
   SERIES 2005-4, CLASS 1 (1.2%)
4.65%, 12/25/12 (d)                                   2,454,279       2,541,451
                                                                  -------------
FEDERAL FARM CREDIT BANK (2.8%)
2.63%, 4/21/11                                        6,000,000       6,116,478
                                                                  -------------

                                   Continued

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   ------------   -------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (6.4%)
1.63%, 1/21/11                                  $     5,000,000   $   4,988,220
3.38%, 10/20/10                                       5,000,000       5,160,880
4.75%, 10/25/10                                       2,435,107       2,480,765
5.00%, 9/18/09                                        1,000,000       1,025,616
                                                                  -------------
                                                                     13,655,481
                                                                  -------------
FREDDIE MAC (5.6%)
3.98%, 3/1/34 (a)                                     1,438,930       1,436,793
4.50%, 7/15/28 (f)                                    2,564,053       2,600,142
4.68%, 7/1/35 (a) (f)                                 2,802,824       2,813,488
5.00%, 9/15/25 (f)                                    2,343,465       2,378,655
5.71%, 4/1/37 (a)                                     2,726,734       2,823,657
                                                                  -------------
                                                                     12,052,735
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (8.2%)
2.87%, 2/16/20 (f)                                    2,940,262       2,956,532
3.27%, 1/16/23                                        1,549,684       1,550,028
3.72%, 12/16/26                                       3,007,130       3,021,256
3.95%, 11/16/30 (f)                                   3,158,932       3,184,885
4.00%, 5/16/27                                        1,787,116       1,803,104
4.09%, 8/16/30                                        2,080,391       2,101,488
4.29%, 1/16/30                                        2,405,750       2,432,185
5.99%, 2/16/24 (a)                                      525,194         533,728
                                                                  -------------
                                                                     17,583,206
                                                                  -------------

TOTAL U.S. GOVERNMENT AGENCIES                                       59,176,674
                                                                  -------------
U.S. TREASURY OBLIGATIONS (2.7%)
U.S. TREASURY NOTES (2.7%)
0.88%, 4/15/10 (e)                                    2,805,025       2,728,762
3.13%, 11/30/09                                       3,000,000       3,064,218
                                                                  -------------
                                                                      5,792,980
                                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS                                       5,792,980
                                                                  -------------

                                   Continued

SHORT TERM BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                   ------------   -------------
INVESTMENTS IN AFFILIATES (3.3%)
Fifth Third Institutional Money
   Market Fund (c)                                    7,077,967   $   7,077,967
                                                                  -------------
TOTAL INVESTMENTS IN AFFILIATES                                       7,077,967
                                                                  -------------
TOTAL INVESTMENTS (COST $224,468,722) - 99.3%                       212,272,441

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                          1,604,888
                                                                  -------------

NET ASSETS - 100.0%                                               $ 213,877,329
                                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at January 31, 2009 using procedures approved by the Board of Trustees.

(e) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(f) All or part of this security has been designated as collateral for futures contracts.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
PAC - Planned Amortization Class
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at January 31, 2009 is as follows:

                                         COST OF                                            NET
                                       INVESTMENTS          GROSS          GROSS         UNREALIZED
                                       FOR FEDERAL       UNREALIZED      UNREALIZED     APPRECIATION/
                                       TAX PURPOSES     APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                      --------------   -------------   --------------  ---------------
Small Cap Growth                      $   60,239,413   $   2,754,091   $ (18,490,504)  $  (15,736,413)
Mid Cap Growth                           121,848,862       1,312,102     (39,562,488)     (38,250,386)
Quality Growth                           349,480,226      18,813,922     (88,032,512)     (69,218,590)
Dividend Growth                           10,858,189         186,219      (1,566,356)      (1,380,137)
Micro Cap Value                           34,750,618         976,570     (14,438,777)     (13,462,207)
Small Cap Value                           80,026,214         335,146     (25,253,977)     (24,918,831)
All Cap Value                            178,873,926       7,742,566     (56,087,295)     (48,344,729)
Disciplined Large Cap Value              381,169,707      11,037,511    (105,901,237)     (94,863,726)
Structured Large Cap Plus                107,018,381      29,285,168     (48,937,766)     (19,652,598)
Equity Index                             150,028,198     105,402,976     (39,433,776)      65,969,200
International Equity                     301,784,206       3,284,145    (105,516,409)    (102,232,264)
Strategic Income                         116,219,032         586,884     (38,732,982)     (38,146,098)
LifeModel Aggressive(SM)                 162,835,956              89     (65,182,301)     (65,182,212)
LifeModel Moderately Aggressive(SM)      274,724,674             483     (90,258,361)     (90,257,878)
LifeModel Moderate(SM)                   426,383,248           1,202    (120,873,363)    (120,872,161)
LifeModel Moderately Conservative(SM)     78,823,276             300     (19,704,726)     (19,704,426)
LifeModel Conservative(SM)                51,711,427             255     (10,819,786)     (10,819,531)
High Yield                                48,999,326         268,959     (14,853,048)     (14,584,089)
Total Return Bond                        511,336,356       7,839,670     (95,493,813)     (87,654,143)
Short Term Bond                          224,468,722       1,629,171     (13,825,451)     (12,196,280)

Open futures contracts as of January 31, 2009:

                                                                                                      UNREALIZED
                                NUMBER OF                                             NOTIONAL       APPRECIATION/       MARKET
                                CONTRACTS     CONTRACT TYPE                            AMOUNT       (DEPRECIATION)        VALUE
                               -----------    -----------------------------------   -------------   ---------------  --------------
Structured Large Cap Plus               36    S+P 500 Index Futures, 3/19/09        $   7,790,719   $     (388,219)  $    7,402,500
                                     =====                                          =============   ==============   ==============
Equity Index                            23    S+P 500 Index Futures, 3/19/09            5,078,139         (348,764)       4,729,375
                                     =====                                          =============   ==============   ==============
International Equity                    14    ASX SPI 200 Index Futures, 3/19/09          782,021           (5,213)         776,808
                                        12    Australian Dollar Futures, 3/16/09          798,352          (38,032)         760,320
                                        28    British Pound Futures, 3/16/09            2,670,098         (142,573)       2,527,525
                                       152    DJ EURO STOXX 50 Index Futures,
                                                 3/20/09                                4,710,444         (372,347)       4,338,097
                                        26    Euro Currency Futures, 3/16/09            4,444,230         (289,430)       4,154,800
                                        43    FTSE 100 Index Futures, 3/20/09           2,645,090          (87,658)       2,557,432
                                        19    Japanese Yen Futures, 3/16/09             2,631,062           14,213        2,645,275
                                        30    TOPIX Index Futures, 3/13/09              2,782,178         (144,008)       2,638,170
                                     -----                                          -------------   --------------   --------------
                                       324                                             21,463,475       (1,065,048)      20,398,427
                                     =====                                          =============   ==============   ==============
Total Return Bond                       50    U.S. Treasury 10-Year Note,
                                                 3/20/09                                6,197,003          (63,409)       6,133,594
                                        50    U.S. Treasury 30-Year Note, 3/20/09       6,449,346         (114,190)       6,335,156
                                     -----                                          -------------   --------------   --------------
                                       100                                             12,646,349         (177,599)      12,468,750
                                     =====                                          =============   ==============   ==============
Short Term Bond                        165    U.S. Treasury 2-Year Note, 3/31/09       35,757,260          150,865       35,908,125
                                     =====                                          =============   ==============   ==============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                    NOTES TO SCHEDULES OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

Open foreign currency contracts as of January 31, 2009:

                                                     CONTRACT          CONTRACT        CURRENT        UNREALIZED
                                     DELIVERY      AMOUNT (LOCAL      VALUE U.S.        VALUE        APPRECIATION
                   FUND                DATE          CURRENCY)          DOLLAR       U.S. DOLLAR    (DEPRECIATION)
--------------------------------     ---------     -------------    -------------   -------------   --------------
          BRITISH POUND STERLING
----------------------------------------------
Short Contracts

Strategic Income                        3/2/09           475,000    $     859,194   $     688,077   $      171,117
                                                   =============    =============   =============   ==============
Total Return Bond                       3/2/09         1,250,000        2,261,037       1,810,728          450,309
                                                   =============    =============   =============   ==============

                       See notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  SMALL CAP        MID CAP          QUALITY
                                                                                   GROWTH           GROWTH           GROWTH
                                                                               --------------   --------------   --------------
ASSETS:
Investments, at cost                                                           $   56,579,880   $  115,492,933   $  341,015,963
Net unrealized appreciation/(depreciation)                                        (15,046,763)     (34,640,464)     (68,491,427)
                                                                               --------------   --------------   --------------
Investments, at value                                                              41,533,117       80,852,469      272,524,536
Investment in affiliates, at value (cost $2,969,884, $2,746,007, $7,737,100,
    $373,240, $772,130, $1,740,653, $2,405,440, $9,789,624, $6,501,147, and
    $4,546,999; respectively)                                                       2,969,884        2,746,007        7,737,100
                                                                               --------------   --------------   --------------
    Total Investments                                                              44,503,001       83,598,476      280,261,636
Cash                                                                                       --               --               --
Cash collateral for futures                                                                --               --               --
Interest, dividends and other receivables                                              10,376           49,740          294,415
Receivable for investments sold                                                       249,395        1,338,221          203,592
Receivable for Fund shares sold                                                         9,612            9,077           22,066
Reclaims receivable                                                                        --               --               --
Receivable from Advisor and affiliates                                                     --               --               --
Prepaid expenses and other assets                                                      15,084           10,333           15,589
                                                                               --------------   --------------   --------------
    Total Assets                                                                   44,787,468       85,005,847      280,797,298
                                                                               --------------   --------------   --------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-
    $-, $-, $-, $-, $-, $48,450,377, and $-; respectively)                                 --               --               --
Cash overdraft                                                                             --               --               --
Payable for investments purchased                                                   1,391,482            2,647        2,819,405
Payable for Fund shares redeemed                                                       44,678           63,235          313,822
Payable for variation margin on futures contracts                                          --               --               --
Reserve for settlement with Prime broker                                                   --               --               --
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                                  24,657           50,129          228,390
    Distribution and administrative servicing fee                                       1,787            4,354           19,578
    Payable for dividends on securities sold short                                         --               --               --
    Other                                                                              27,898           46,346           76,144
                                                                               --------------   --------------   --------------
    Total Liabilities                                                               1,490,502          166,711        3,457,339
                                                                               --------------   --------------   --------------
NET ASSETS:
Paid-in Capital                                                                    70,029,974      164,650,952      362,222,505
Accumulated net investment income/(loss)                                             (144,655)          72,099           21,789
Accumulated net realized loss from investment
    transactions, futures and foreign currency                                    (11,541,590)     (45,243,451)     (16,412,908)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                                     (15,046,763)     (34,640,464)     (68,491,427)
                                                                               --------------   --------------   --------------
    Net Assets                                                                 $   43,296,966   $   84,839,136   $  277,339,959
                                                                               ==============   ==============   ==============
Net Assets:
    Institutional Shares                                                       $   37,098,275   $   72,239,288   $  214,689,995
    Class A Shares                                                                  5,562,812       10,260,271       53,499,918
    Class B Shares                                                                    476,542        2,026,676        7,545,516
    Class C Shares                                                                    159,337          312,901        1,604,530
    Select Shares                                                                          NA               NA               NA
    Preferred Shares                                                                       NA               NA               NA
    Trust Shares                                                                           NA               NA               NA
                                                                               --------------   --------------   --------------
    Total                                                                      $   43,296,966   $   84,839,136   $  277,339,959
                                                                               ==============   ==============   ==============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
    Institutional Shares                                                            7,834,177       12,614,842       20,554,099
    Class A Shares                                                                  1,260,976        1,885,868        5,265,596
    Class B Shares                                                                    118,227          414,500          793,352
    Class C Shares                                                                     39,459           68,537          174,369
    Select Shares                                                                          NA               NA               NA
    Preferred Shares                                                                       NA               NA               NA
    Trust Shares                                                                           NA               NA               NA
                                                                               --------------   --------------   --------------
    Total                                                                           9,252,839       14,983,747       26,787,416
                                                                               ==============   ==============   ==============
Net Asset Value
    Institutional Shares                                                       $         4.74   $         5.73   $        10.45
                                                                               ==============   ==============   ==============
    Class A Shares-redemption price per share                                  $         4.41   $         5.44   $        10.16
                                                                               ==============   ==============   ==============
    Class B Shares-offering price per share*                                   $         4.03   $         4.89   $         9.51
                                                                               ==============   ==============   ==============
    Class C Shares-offering price per share*                                   $         4.04   $         4.57   $         9.20
                                                                               ==============   ==============   ==============
    Select Shares                                                                          NA               NA               NA
                                                                               ==============   ==============   ==============
    Preferred Shares                                                                       NA               NA               NA
                                                                               ==============   ==============   ==============
    Trust Shares                                                                           NA               NA               NA
                                                                               ==============   ==============   ==============
Maximum Sales Charge Class A Shares                                                     5.00%            5.00%            5.00%
                                                                               ==============   ==============   ==============
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                             $         4.64   $         5.73   $        10.69
                                                                               ==============   ==============   ==============

----------
*     Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      DIVIDEND       MICRO CAP       SMALL CAP        ALL CAP
                                                                       GROWTH          VALUE           VALUE           VALUE
                                                                   -------------   -------------   -------------   -------------
ASSETS:
Investments, at cost                                               $  10,244,469   $  32,467,029   $  77,672,463   $ 172,892,241
Net unrealized appreciation/(depreciation)                            (1,139,657)    (11,950,748)    (24,305,733)    (44,768,483)
                                                                   -------------   -------------   -------------   -------------
Investments, at value                                                  9,104,812      20,516,281      53,366,730     128,123,758
Investment in affiliates, at value (cost $2,969,884, $2,746,007,
    $7,737,100, $373,240, $772,130, $1,740,653, $2,405,440,
    $9,789,624, $6,501,147, and $4,546,999; respectively)                373,240         772,130       1,740,653       2,405,440
                                                                   -------------   -------------   -------------   -------------
    Total Investments                                                  9,478,052      21,288,411      55,107,383     130,529,198
Cash                                                                          --         462,319              --              --
Cash collateral for futures                                                   --              --              --              --
Interest, dividends and other receivables                                 11,838           3,648          25,050         173,581
Receivable for investments sold                                               --         105,893         415,579              --
Receivable for Fund shares sold                                            4,639          15,385          25,676         180,603
Reclaims receivable                                                        1,502              --              --              --
Receivable from Advisor and affiliates                                     5,670              --              --              --
Prepaid expenses and other assets                                          7,640          11,353          14,448          18,947
                                                                   -------------   -------------   -------------   -------------
    Total Assets                                                       9,509,341      21,887,009      55,588,136     130,902,329
                                                                   -------------   -------------   -------------   -------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-
    $-, $-, $-, $-, $-, $48,450,377, and $-; respectively)                    --              --              --              --
Cash overdraft                                                                11              --              --              --
Payable for investments purchased                                            244         166,560         581,620              --
Payable for Fund shares redeemed                                              --           7,470          47,570         571,937
Payable for variation margin on futures contracts                             --              --              --              --
Reserve for settlement with Prime broker                                      --              --              --              --
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                         --          11,701          47,182         106,489
    Distribution and administrative servicing fee                            920           3,637             992          17,819
    Payable for dividends on securities sold short                            --              --              --              --
    Other                                                                 18,590          42,854          26,179          46,879
                                                                   -------------   -------------   -------------   -------------
    Total Liabilities                                                     19,765         232,222         703,543         743,124
                                                                   -------------   -------------   -------------   -------------
NET ASSETS:
Paid-in Capital                                                       27,525,252      39,471,217      89,702,269     207,479,014
Accumulated net investment income/(loss)                                  10,355           6,619          76,404         100,305
Accumulated net realized loss from investment
    transactions, futures and foreign currency                       (16,906,374)     (5,872,301)    (10,588,347)    (32,651,631)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                         (1,139,657)    (11,950,748)    (24,305,733)    (44,768,483)
                                                                   -------------   -------------   -------------   -------------
    Net Assets                                                     $   9,489,576   $  21,654,787   $  54,884,593   $ 130,159,205
                                                                   =============   =============   =============   =============
Net Assets:
    Institutional Shares                                           $   7,282,283   $  13,207,039   $  53,056,719   $  89,851,228
    Class A Shares                                                     1,920,751       5,943,764       1,008,795      27,438,269
    Class B Shares                                                       131,705       1,568,886         488,058       8,268,434
    Class C Shares                                                       154,837         935,098         331,021       4,601,274
    Select Shares                                                             NA              NA              NA              NA
    Preferred Shares                                                          NA              NA              NA              NA
    Trust Shares                                                              NA              NA              NA              NA
                                                                   -------------   -------------   -------------   -------------
    Total                                                          $   9,489,576   $  21,654,787   $  54,884,593   $ 130,159,205
                                                                   =============   =============   =============   =============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
    Institutional Shares                                                 452,747       5,624,952       5,113,780       8,787,425
    Class A Shares                                                       121,597       2,719,652          98,183       2,731,847
    Class B Shares                                                         8,634         793,729          49,402         867,665
    Class C Shares                                                        10,456         472,626          33,625         484,019
    Select Shares                                                             NA              NA              NA              NA
    Preferred Shares                                                          NA              NA              NA              NA
    Trust Shares                                                              NA              NA              NA              NA
                                                                   -------------   -------------   -------------   -------------
    Total                                                                593,434       9,610,959       5,294,990      12,870,956
                                                                   =============   =============   =============   =============
Net Asset Value
    Institutional Shares                                           $       16.08   $        2.35   $       10.38   $       10.22
                                                                   =============   =============   =============   =============
    Class A Shares-redemption price per share                      $       15.80   $        2.19   $       10.27   $       10.04
                                                                   =============   =============   =============   =============
    Class B Shares-offering price per share*                       $       15.25   $        1.98   $        9.88   $        9.53
                                                                   =============   =============   =============   =============
    Class C Shares-offering price per share*                       $       14.81   $        1.98   $        9.84   $        9.51
                                                                   =============   =============   =============   =============
    Select Shares                                                             NA              NA              NA              NA
                                                                   =============   =============   =============   =============
    Preferred Shares                                                          NA              NA              NA              NA
                                                                   =============   =============   =============   =============
    Trust Shares                                                              NA              NA              NA              NA
                                                                   =============   =============   =============   =============
Maximum Sales Charge Class A Shares                                        5.00%           5.00%           5.00%           5.00%
                                                                   =============   =============   =============   =============
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                 $       16.63   $        2.31   $       10.81   $       10.57
                                                                   =============   =============   =============   =============

                                                                                   DISCIPLINED       STRUCTURED
                                                                                     LARGE CAP         LARGE CAP       EQUITY
                                                                                       VALUE             PLUS           INDEX
                                                                                  --------------   --------------   --------------
ASSETS:
Investments, at cost                                                              $  365,460,395   $  148,924,758   $  144,409,373
Net unrealized appreciation/(depreciation)                                           (88,944,037)     (41,970,751)      67,306,052
                                                                                  --------------   --------------   --------------
Investments, at value                                                                276,516,358      106,954,007      211,715,425
Investment in affiliates, at value (cost $2,969,884, $2,746,007,
    $7,737,100, $373,240, $772,130, $1,740,653, $2,405,440,
    $9,789,624, $6,501,147, and $4,546,999; respectively)                              9,789,624        6,501,147        4,281,973
                                                                                  --------------   --------------   --------------
    Total Investments                                                                286,305,982      113,455,154      215,997,398
Cash                                                                                          --               --               --
Cash collateral for futures                                                                   --          891,000               --
Interest, dividends and other receivables                                                431,664          201,136          367,655
Receivable for investments sold                                                               --           35,466           39,604
Receivable for Fund shares sold                                                          128,508               --          944,088
Reclaims receivable                                                                           --               --               --
Receivable from Advisor and affiliates                                                        --               --               --
Prepaid expenses and other assets                                                         18,232           99,477           19,733
                                                                                  --------------   --------------   --------------
    Total Assets                                                                     286,884,386      114,682,233      217,368,478
                                                                                  --------------   --------------   --------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-
    $-, $-, $-, $-, $-, $48,450,377, and $-; respectively)                                    --       26,089,371               --
Cash overdraft                                                                                --               --               16
Payable for investments purchased                                                             --          223,269          117,542
Payable for Fund shares redeemed                                                         336,085           84,619          563,545
Payable for variation margin on futures contracts                                             --          178,074          104,637
Reserve for settlement with Prime broker                                                      --       13,958,411               --
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                                    239,101           29,284            4,291
    Distribution and administrative servicing fee                                         43,357            2,504           21,748
    Payable for dividends on securities sold short                                            --          119,588               --
    Other                                                                                 69,850          261,771           53,179
                                                                                  --------------   --------------   --------------
    Total Liabilities                                                                    688,393       40,946,891          864,958
                                                                                  --------------   --------------   --------------
NET ASSETS:
Paid-in Capital                                                                      451,331,405      147,973,573      157,250,075
Accumulated net investment income/(loss)                                                 531,255          (70,426)         316,234
Accumulated net realized loss from investment
    transactions, futures and foreign currency                                       (76,722,630)     (40,212,021)      (7,755,051)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                                        (88,944,037)     (33,955,784)      66,692,262
                                                                                  --------------   --------------   --------------
    Net Assets                                                                    $  286,195,993   $   73,735,342   $  216,503,520
                                                                                  ==============   ==============   ==============
Net Assets:
    Institutional Shares
    Class A Shares                                                                $  273,542,380   $   67,189,069   $  108,909,209
    Class B Shares                                                                     9,707,047        6,134,455       34,462,482
    Class C Shares                                                                     2,210,284          369,508        1,842,934
    Select Shares                                                                        736,282           42,310        1,078,522
    Preferred Shares                                                                          NA               NA        7,570,631
                                                                                              NA               NA       36,120,982
    Trust Shares                                                                              NA               NA       26,518,760
                                                                                  --------------   --------------   --------------
    Total                                                                         $  286,195,993   $   73,735,342   $  216,503,520
                                                                                  ==============   ==============   ==============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
    Institutional Shares                                                              37,902,669        8,272,962        6,946,750
    Class A Shares                                                                     1,349,599          764,363        2,205,922
    Class B Shares                                                                       304,007           46,350          118,670
    Class C Shares                                                                       103,551            5,305           69,391
    Select Shares                                                                             NA               NA          483,066
    Preferred Shares                                                                          NA               NA        2,305,313
    Trust Shares                                                                              NA               NA        1,691,852
                                                                                  --------------   --------------   --------------
    Total                                                                             39,659,826        9,088,980       13,820,964
                                                                                  ==============   ==============   ==============
Net Asset Value
    Institutional Shares                                                          $         7.22   $         8.12   $        15.68
                                                                                  ==============   ==============   ==============
    Class A Shares-redemption price per share                                     $         7.19   $         8.03   $        15.62
                                                                                  ==============   ==============   ==============
    Class B Shares-offering price per share*                                      $         7.27   $         7.97   $        15.53
                                                                                  ==============   ==============   ==============
    Class C Shares-offering price per share*                                      $         7.11   $         7.98   $        15.54
                                                                                  ==============   ==============   ==============
    Select Shares                                                                             NA               NA   $        15.67
                                                                                  ==============   ==============   ==============
    Preferred Shares                                                                          NA               NA   $        15.67
                                                                                  ==============   ==============   ==============
    Trust Shares                                                                              NA               NA   $        15.67
                                                                                  ==============   ==============   ==============
Maximum Sales Charge Class A Shares                                                        5.00%            5.00%            5.00%
                                                                                  ==============   ==============   ==============
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                                $         7.57   $         8.45   $        16.44
                                                                                  ==============   ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  INTERNATIONAL     STRATEGIC        LIFEMODEL
                                                                                      EQUITY          INCOME       AGGRESSIVE(SM)
                                                                                 --------------   --------------   --------------
ASSETS:
Investments, at cost                                                             $  293,178,227   $  109,945,603   $           --
Net unrealized appreciation/(depreciation)                                         (100,205,991)     (38,132,216)              --
                                                                                 --------------   --------------   --------------
Investments, at value                                                               192,972,236       71,813,387               --
Investment in affiliates, at value (cost $6,579,707, $6,259,547, $156,990,529,
    $270,346,036, $421,641,854, $77,450,033, $51,194,145, $-, $11,085,549, and
    $7,077,967; respectively)                                                         6,579,707        6,259,547       97,653,744
                                                                                 --------------   --------------   --------------
    Total Investments                                                               199,551,943       78,072,934       97,653,744
Cash                                                                                         --                1               --
Cash collateral for futures                                                           1,890,839               --               --
Foreign currency, at value (cost $875,531, $11,818, $-, $-,
    $-, $-, $-, $-, $228,038 and $75,092; respectively)                                 864,611           11,052               --
Interest, dividends and other receivables                                               185,185          685,508              564+
Receivable for investments sold                                                              --          560,222               --
Receivable for Fund shares sold                                                          31,681          748,569           69,863
Unrealized appreciation on forward foreign currency contracts                                --          171,117               --
Reclaims receivable                                                                     398,588               --               --
Receivable from Advisor and affiliates                                                       --               --           13,201
Prepaid expenses and other assets                                                        14,559           16,621           16,174
                                                                                 --------------   --------------   --------------
    Total Assets                                                                    202,937,406       80,266,024       97,753,546
                                                                                 --------------   --------------   --------------
LIABILITIES:
Cash overdraft                                                                               --               --               --
Distributions payable                                                                        --          392,371               --
Payable for investments purchased                                                        10,891            4,461               --
Payable for Fund shares redeemed                                                         95,568          175,664        1,008,085
Payable for variation margin on futures contracts                                       237,679               --               --
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                                   223,580           41,997               --
    Distribution and administrative servicing fee                                         5,077            8,876           13,391
    Other                                                                                95,718           32,434           31,877
                                                                                 --------------   --------------   --------------
    Total Liabilities                                                                   668,513          655,803        1,053,353
                                                                                 --------------   --------------   --------------
NET ASSETS:
Paid-in Capital                                                                     403,739,877      122,249,132      157,150,248
Accumulated net investment income/(loss)                                              3,254,324         (924,044)         352,036
Accumulated net realized gain/(loss) from investment
    transactions, futures and foreign currency                                     (103,332,157)      (3,750,396)      (1,465,306)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                                      (101,393,151)     (37,964,471)     (59,336,785)
                                                                                 --------------   --------------   --------------
    Net Assets                                                                   $  202,268,893   $   79,610,221   $   96,700,193
                                                                                 ==============   ==============   ==============
Net Assets:
    Institutional Shares                                                         $  191,191,197   $   61,701,117   $   63,154,051
    Class A Shares                                                                    9,820,510       10,146,276       24,863,506
    Class B Shares                                                                      912,905          695,639        7,369,331
    Class C Shares                                                                      344,281        7,067,189        1,313,305
                                                                                 --------------   --------------   --------------
    Total                                                                        $  202,268,893   $   79,610,221   $   96,700,193
                                                                                 ==============   ==============   ==============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
    Institutional Shares                                                             34,759,817        8,187,283        8,657,079
    Class A Shares                                                                    1,784,128        1,349,635        3,433,106
    Class B Shares                                                                      168,867           92,535        1,052,451
    Class C Shares                                                                       66,462          948,031          187,673
                                                                                 --------------   --------------   --------------
    Total                                                                            36,779,274       10,577,484       13,330,309
                                                                                 ==============   ==============   ==============
Net Asset Value

    Institutional Shares                                                         $         5.50   $         7.54   $         7.30
                                                                                 ==============   ==============   ==============
    Class A Shares-redemption price per share                                    $         5.50   $         7.52   $         7.24
                                                                                 ==============   ==============   ==============
    Class B Shares-offering price per share*                                     $         5.41   $         7.52   $         7.00
                                                                                 ==============   ==============   ==============
    Class C Shares-offering price per share*                                     $         5.18   $         7.45   $         7.00
                                                                                 ==============   ==============   ==============
Maximum Sales Charge
    Class A Shares                                                                         5.00%            5.00%            5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                               $         5.79   $         7.92   $         7.62
                                                                                 ==============   ==============   ==============

----------
*     Redemption price per share varies by length of time shares are held.

+     Represents receivable from or payable to affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     LIFEMODEL                      LIFEMODEL
                                                                    MODERATELY       LIFEMODEL      MODERATELY         LIFEMODEL
                                                                  AGGRESSIVE(SM)   MODERATE(SM)  CONSERVATIVE(SM)  CONSERVATIVE(SM)
                                                                  --------------  -------------  ----------------  ---------------
ASSETS:
Investments, at cost                                              $           --  $          --  $             --  $             --
Net unrealized appreciation/(depreciation)                                    --             --                --                --
                                                                  --------------  -------------  ----------------  ----------------
Investments, at value                                                         --             --                --                --
Investment in affiliates, at value (cost $6,579,707, $6,259,547,
    $156,990,529, $270,346,036, $421,641,854, $77,450,033,
    $51,194,145, $-, $11,085,549, and $7,077,967; respectively)      184,466,796    305,511,087        59,118,850        40,891,896
                                                                  --------------  -------------  ----------------  ----------------
    Total Investments                                                184,466,796    305,511,087        59,118,850        40,891,896
Cash                                                                          --             --                --                --
Cash collateral for futures                                                   --             --                --                --
Foreign currency, at value (cost $875,531, $11,818, $-, $-,
    $-, $-, $-, $-, $228,038 and $75,092; respectively)                       --             --                --                --
Interest, dividends and other receivables                                    781+           250+              443+              836+
Receivable for investments sold                                               --             --                --                --
Receivable for Fund shares sold                                          210,023        216,225            47,263            61,021
Unrealized appreciation on forward foreign currency contracts                 --             --                --                --
Reclaims receivable                                                           --             --                --                --
Receivable from Advisor and affiliates                                    19,189          6,525            10,038             8,934
Prepaid expenses and other assets                                         18,946         22,692            14,709            13,275
                                                                  --------------  -------------  ----------------  ----------------
    Total Assets                                                     184,715,735    305,756,779        59,191,303        40,975,962
                                                                  --------------  -------------  ----------------  ----------------
LIABILITIES:
Cash overdraft                                                                --             --                --                --
Distributions payable                                                         --             --                --                --
Payable for investments purchased                                             --            235+              426+              807+
Payable for Fund shares redeemed                                       1,269,475      2,569,870            48,150            57,081
Payable for variation margin on futures contracts                             --             --                --                --
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                         --             --                --                --
    Distribution and administrative servicing fee                         39,585         31,339            12,508             8,204
    Other                                                                 44,820         53,822            21,844            18,880
                                                                  --------------  -------------  ----------------  ----------------
    Total Liabilities                                                  1,353,880      2,655,266            82,928            84,972
                                                                  --------------  -------------  ----------------  ----------------
NET ASSETS:
Paid-in Capital                                                      265,078,537    416,060,030        77,879,324        51,714,006
Accumulated net investment income/(loss)                               1,975,828      3,688,206           809,474           422,900
Accumulated net realized gain/(loss) from investment
    transactions, futures and foreign currency                         2,186,730       (515,956)       (1,249,240)         (943,667)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                        (85,879,240)  (116,130,767)      (18,331,183)      (10,302,249)
                                                                  --------------  -------------  ----------------  ----------------
    Net Assets                                                    $  183,361,855  $ 303,101,513  $     59,108,375  $     40,890,990
                                                                  ==============  =============  ================  ================
Net Assets:
    Institutional Shares                                          $   93,959,170  $ 232,530,352  $     32,324,819  $     24,056,357
    Class A Shares                                                    59,805,888     46,839,591        16,737,262         9,686,094
    Class B Shares                                                    26,208,672     20,876,524         8,817,102         5,417,238
    Class C Shares                                                     3,388,125      2,855,046         1,229,192         1,731,301
                                                                  --------------  -------------  ----------------  ----------------
    Total                                                         $  183,361,855  $ 303,101,513  $     59,108,375  $     40,890,990
                                                                  ==============  =============  ================  ================
Shares of beneficial interest outstanding (Unlimited number
    of shares authorized, no par value):
    Institutional Shares                                              11,804,191     28,642,340         4,249,927         2,925,300
    Class A Shares                                                     7,525,001      5,777,758         2,204,226         1,180,307
    Class B Shares                                                     3,333,624      2,590,705         1,165,726           662,943
    Class C Shares                                                       430,983        353,984           162,318           211,599
                                                                  --------------  -------------  ----------------  ----------------
    Total                                                             23,093,799     37,364,787         7,782,197         4,980,149
                                                                  ==============  =============  ================  ================
Net Asset Value
    Institutional Shares                                          $         7.96  $        8.12  $           7.61  $           8.22
                                                                  ==============  =============  ================  ================
    Class A Shares-redemption price per share                     $         7.95  $        8.11  $           7.59  $           8.21
                                                                  ==============  =============  ================  ================
    Class B Shares-offering price per share*                      $         7.86  $        8.06  $           7.56  $           8.17
                                                                  ==============  =============  ================  ================
    Class C Shares-offering price per share*                      $         7.86  $        8.07  $           7.57  $           8.18
                                                                  ==============  =============  ================  ================
Maximum Sales Charge
    Class A Shares                                                          5.00%          5.00%             5.00%             5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                $         8.37  $        8.54  $           7.99  $           8.64
                                                                  ==============  =============  ================  ================

                                                                                  HIGH YIELD      TOTAL RETURN      SHORT TERM
                                                                                     BOND              BOND            BOND
                                                                                --------------   --------------   --------------
ASSETS:
Investments, at cost                                                            $   48,878,885   $  500,256,204   $  217,390,755
Net unrealized appreciation/(depreciation)                                         (14,463,648)     (87,659,540)     (12,196,281)
                                                                                --------------   --------------   --------------
Investments, at value                                                               34,415,237      412,596,664      205,194,474
Investment in affiliates, at value (cost $6,579,707, $6,259,547, $156,990,529,
    $270,346,036, $421,641,854, $77,450,033, $51,194,145, $-, $11,085,549, and
    $7,077,967; respectively)                                                               --       11,085,549        7,077,967
                                                                                --------------   --------------   --------------
    Total Investments                                                               34,415,237      423,682,213      212,272,441
Cash                                                                                        --               --               --
Cash collateral for futures                                                                 --          270,000          280,500
Foreign currency, at value (cost $875,531, $11,818, $-, $-,
    $-, $-, $-, $-, $228,038 and $75,092; respectively)                                     --          212,389           70,045
Interest, dividends and other receivables                                            1,040,195        3,311,115        1,337,847
Receivable for investments sold                                                        670,466        5,877,056           24,109
Receivable for Fund shares sold                                                        696,576          110,070          196,023
Unrealized appreciation on forward foreign currency contracts                               --          450,309               --
Reclaims receivable                                                                         --               --               --
Receivable from Advisor and affiliates                                                      --               --               --
Prepaid expenses and other assets                                                       15,491           18,493           19,639
                                                                                --------------   --------------   --------------
    Total Assets                                                                    36,837,965      433,931,645      214,200,604
                                                                                --------------   --------------   --------------
LIABILITIES:
Cash overdraft                                                                         129,672               --               --
Distributions payable                                                                       --               --               --
Payable for investments purchased                                                      676,983           10,536               --
Payable for Fund shares redeemed                                                            --           81,305          181,582
Payable for variation margin on futures contracts                                           --           29,688           10,312
Accrued expenses and other payables:
    Payable to Advisor and affiliates                                                    9,888          259,310           93,609
    Distribution and administrative servicing fee                                          211            5,706            1,374
    Other                                                                               25,349           59,699           36,398
                                                                                --------------   --------------   --------------
    Total Liabilities                                                                  842,103          446,244          323,275
                                                                                --------------   --------------   --------------
NET ASSETS:
Paid-in Capital                                                                     52,975,920      585,862,921      245,855,675
Accumulated net investment income/(loss)                                                34,647          114,994           80,168
Accumulated net realized gain/(loss) from investment
    transactions, futures and foreign currency                                      (2,551,057)     (65,083,192)     (20,008,052)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency                                      (14,463,648)     (87,409,322)     (12,050,462)
                                                                                --------------   --------------   --------------
    Net Assets                                                                  $   35,995,862   $  433,485,401   $  213,877,329
                                                                                ==============   ==============   ==============
Net Assets:
    Institutional Shares                                                        $   35,274,697   $  412,871,448   $  207,982,605
    Class A Shares                                                                     568,685       16,672,050        5,534,465
    Class B Shares                                                                      63,199        3,183,777               NA
    Class C Shares                                                                      89,281          758,126          360,259
                                                                                --------------   --------------   --------------
    Total                                                                       $   35,995,862   $  433,485,401   $  213,877,329
                                                                                ==============   ==============   ==============
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
    Institutional Shares                                                             4,978,446       50,678,621       23,091,311
    Class A Shares                                                                      80,520        2,047,449          614,859
    Class B Shares                                                                       8,927          390,582               NA
    Class C Shares                                                                      12,613           92,967           40,049
                                                                                --------------   --------------   --------------
    Total                                                                            5,080,506       53,209,619       23,746,219
                                                                                ==============   ==============   ==============
Net Asset Value
    Institutional Shares                                                        $         7.09   $         8.15   $         9.01
                                                                                ==============   ==============   ==============
    Class A Shares-redemption price per share                                   $         7.06   $         8.14   $         9.00
                                                                                ==============   ==============   ==============
    Class B Shares-offering price per share*                                    $         7.08   $         8.15               NA
                                                                                ==============   ==============   ==============
    Class C Shares-offering price per share*                                    $         7.08   $         8.15   $         9.00
                                                                                ==============   ==============   ==============
Maximum Sales Charge
    Class A Shares                                                                        4.75%            4.75%            3.50%
Maximum Offering Price (100%/(100%-Maximum sales charge)
    of net asset value adjusted to the nearest cent) per share
    Class A Shares                                                              $         7.41   $         8.55   $         9.33
                                                                                ==============   ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 SMALL CAP          MID CAP          QUALITY
                                                                                   GROWTH           GROWTH            GROWTH
                                                                              --------------    --------------    --------------
INVESTMENT INCOME:
Interest income                                                               $           --    $           --    $      196,721
Dividend income                                                                      121,919           495,845         2,704,287
Dividend income from affiliate investments                                            27,322            78,151            95,055
Foreign tax withholding                                                               (5,291)             (433)               --
Income from securities lending                                                        24,817            45,117            27,818
Other income                                                                              --                --                --
                                                                              --------------    --------------    --------------
    Total Investment Income                                                          168,767           618,680         3,023,881
                                                                              --------------    --------------    --------------

EXPENSES:
Investment advisory fees                                                             204,083           578,594         1,436,809
Administration fees                                                                   50,449           125,139           310,937
Distribution servicing fees - Class A Shares                                           9,614            17,768            85,110
Distribution servicing fees - Class B Shares                                           3,242            14,431            52,234
Distribution servicing fees - Class C Shares                                             768             1,749             7,805
Administrative servicing fees - Class C Shares                                           256               583             2,602
Administrative servicing fees - Select Shares                                             NA                NA                NA
Administrative servicing fees - Preferred Shares                                          NA                NA                NA
Administrative servicing fees - Trust Shares                                              NA                NA                NA
Accounting fees                                                                       30,965            30,964            51,529
Registration and filing fees                                                          16,646            20,182            21,262
Transfer and dividend disbursing agent fees                                           16,326            38,775           115,515
Custody fees                                                                           1,786             6,009             5,714
Trustees' fees and expenses                                                            1,214             3,458             7,480
Interest Expense                                                                          --                --                --
Dividends on securities sold short                                                        --                --                --
Professional fees and other expenses                                                  14,963            14,763            23,464
                                                                              --------------    --------------    --------------
    Total expenses                                                                   350,312           852,415         2,120,461
                                                                              --------------    --------------    --------------
    Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                                                     (42,260)          (59,657)          (69,404)
                                                                              --------------    --------------    --------------
    Net Expenses                                                                     308,052           792,758         2,051,057
                                                                              --------------    --------------    --------------

    Net Investment Income/(Loss)                                                    (139,285)         (174,078)          972,824
                                                                              --------------    --------------    --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
    FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions                           (10,534,885)      (43,312,256)      (12,908,820)
Net realized losses on futures transactions                                               --                --                --
Change in unrealized appreciation/(depreciation) on investments and futures      (21,597,319)      (45,770,435)     (143,585,500)
                                                                              --------------    --------------    --------------
Net realized and unrealized losses on investments and futures                    (32,132,204)      (89,082,691)     (156,494,320)
Reserve for settlement with Prime broker                                                  --                --                --
                                                                              --------------    --------------    --------------
Change in net assets resulting from operations                                $  (32,271,489)   $  (89,256,769)   $ (155,521,496)
                                                                              ==============    ==============    ==============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                               STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   DIVIDEND         MICRO CAP        SMALL CAP           ALL CAP
                                                                    GROWTH            VALUE            VALUE              VALUE
                                                                --------------   ---------------   ---------------   --------------
INVESTMENT INCOME:
Interest income                                                 $           --   $            --   $            --   $           --
Dividend income                                                        171,600           269,677         1,071,422        2,843,492
Dividend income from affiliate investments                                  --            14,136            28,621           61,201
Foreign tax withholding                                                  1,290                --            (4,015)              --
Income from securities lending                                           5,390            16,789            36,267           40,443
Other income                                                                --                 7                --               18
                                                                --------------   ---------------   ---------------   --------------
    Total Investment Income                                            178,280           300,609         1,132,295        2,945,154
                                                                --------------   ---------------   ---------------   --------------

EXPENSES:
Investment advisory fees                                                57,815           145,760           326,667          890,020
Administration fees                                                     12,505            25,222            62,808          154,009
Distribution servicing fees - Class A Shares                             3,050             9,809             1,742           47,851
Distribution servicing fees - Class B Shares                               874            11,406             3,314           56,180
Distribution servicing fees - Class C Shares                               709             5,058             1,327           24,103
Administrative servicing fees - Class C Shares                             236             1,686               443            8,034
Administrative servicing fees - Select Shares                               NA                NA                NA               NA
Administrative servicing fees - Preferred Shares                            NA                NA                NA               NA
Administrative servicing fees - Trust Shares                                NA                NA                NA               NA
Accounting fees                                                         30,763            31,581            30,714           34,338
Registration and filing fees                                            16,656            21,087            15,339           22,407
Transfer and dividend disbursing agent fees                              8,917            21,845             8,953           69,394
Custody fees                                                             8,526            13,487             3,944            4,536
Trustees' fees and expenses                                                335               559             1,533            3,802
Interest Expense                                                            --                --                --               --
Dividends on securities sold short                                          --                --                --               --
Professional fees and other expenses                                     9,094             8,872            17,316           21,299
                                                                --------------   ---------------   ---------------   --------------
    Total expenses                                                     149,480           296,372           474,100        1,335,973
                                                                --------------   ---------------   ---------------   --------------
    Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                                       (92,245)          (72,001)          (31,951)        (153,389)
                                                                --------------   ---------------   ---------------   --------------
    Net Expenses                                                        57,235           224,371           442,149        1,182,584
                                                                --------------   ---------------   ---------------   --------------

    Net Investment Income/(Loss)                                       121,045            76,238           690,146        1,762,570
                                                                --------------   ---------------   ---------------   --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
    FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions              (3,300,791)       (2,299,835)       (9,131,596)     (30,048,324)
Net realized losses on futures transactions                                 --                --                --               --
Change in unrealized appreciation/(depreciation) on
    investments and futures                                         (2,403,774)      (10,839,384)      (25,457,333)     (56,111,810)
                                                                --------------   ---------------   ---------------   --------------
Net realized and unrealized losses on investments and futures       (5,704,565)      (13,139,219)      (34,588,929)     (86,160,134)
Reserve for settlement with Prime broker                                    --                --                --               --
                                                                --------------   ---------------   ---------------   --------------
Change in net assets resulting from operations                  $   (5,583,520)  $   (13,062,981)  $   (33,898,783)  $  (84,397,564)
                                                                ==============   ===============   ===============   ==============

                                                                                DISCIPLINED      STRUCTURED
                                                                                 LARGE CAP        LARGE CAP         EQUITY
                                                                                   VALUE            PLUS             INDEX
                                                                              --------------   --------------   --------------
INVESTMENT INCOME:
Interest income                                                               $           --   $           --   $           --
Dividend income                                                                    7,094,897        1,764,644        3,690,755
Dividend income from affiliate investments                                            98,133           19,389           91,692
Foreign tax withholding                                                                   --               --               --
Income from securities lending                                                        36,534               --           47,060
Other income                                                                              33               15               36
                                                                              --------------   --------------   --------------
    Total Investment Income                                                        7,229,597        1,784,048        3,829,543
                                                                              --------------   --------------   --------------
EXPENSES:
Investment advisory fees                                                           1,533,472          376,955          424,246
Administration fees                                                                  331,855           93,229          244,710
Distribution servicing fees - Class A Shares                                          16,479           11,509           54,839
Distribution servicing fees - Class B Shares                                          14,944            2,717           11,936
Distribution servicing fees - Class C Shares                                           4,213              219            5,294
Administrative servicing fees - Class C Shares                                         1,404               73            1,764
Administrative servicing fees - Select Shares                                             NA               NA            3,651
Administrative servicing fees - Preferred Shares                                          NA               NA           35,361
Administrative servicing fees - Trust Shares                                              NA               NA           48,487
Accounting fees                                                                       54,053           34,591           62,902
Registration and filing fees                                                          17,713           18,521           17,632
Transfer and dividend disbursing agent fees                                           53,542           16,648           53,676
Custody fees                                                                           8,237           10,192            9,585
Trustees' fees and expenses                                                            8,020            2,633            5,788
Interest Expense                                                                          --           28,999               --
Dividends on securities sold short                                                        --          120,308               --
Professional fees and other expenses                                                  42,230          268,350           58,046
                                                                              --------------   --------------   --------------
    Total expenses                                                                 2,086,162          984,944        1,037,917
                                                                              --------------   --------------   --------------
    Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                                                    (140,499)        (101,199)        (609,071)
                                                                              --------------   --------------   --------------
    Net Expenses                                                                   1,945,663          883,745          428,846
                                                                              --------------   --------------   --------------
    Net Investment Income/(Loss)                                                   5,283,934          900,303        3,400,697
                                                                              --------------   --------------   --------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
    FROM INVESTMENTS AND FUTURES:

Net realized gains/(losses) on investment transactions                           (73,259,816)     (19,558,721)       3,122,779
Net realized losses on futures transactions                                               --         (276,616)      (2,581,849)
Change in unrealized appreciation/(depreciation) on investments and futures      (96,432,394)     (27,218,764)    (120,566,575)
                                                                              --------------   --------------   --------------
Net realized and unrealized losses on investments and futures                   (169,692,210)     (47,054,101)    (120,025,645)
Reserve for settlement with Prime broker                                                  --      (13,958,411)              --
                                                                              --------------   --------------   --------------
Change in net assets resulting from operations                                $ (164,408,276)  $  (60,112,209)  $ (116,624,948)
                                                                              ==============   ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                INTERNATIONAL       STRATEGIC       LIFEMODEL
                                                                    EQUITY            INCOME      AGGRESSIVE(SM)
                                                                --------------   --------------   --------------
INVESTMENT INCOME:
Interest income                                                 $           --   $    1,277,499   $           --
Dividend income                                                      5,164,571        2,362,594               --
Dividend income from affiliate                                          72,859           60,920        1,932,197
Foreign tax withholding                                               (285,793)           3,871               --
Income from securities lending                                         136,247           28,348               --
Other income                                                               346            6,751               --
                                                                --------------   --------------   --------------
   Total Investment Income                                           5,088,230        3,739,983        1,932,197
                                                                --------------   --------------   --------------

EXPENSES:
Investment advisory fees                                             1,475,958          470,622           95,430
Administration fees                                                    255,527           81,439          110,090
Distribution servicing fees - Class A Shares                            17,185           14,158           42,067
Distribution servicing fees - Class B Shares                             6,852            3,967           49,494
Distribution servicing fees - Class C Shares                             1,775           29,273            6,561
Administrative servicing fees - Class C Shares                             592            9,758            2,187
Accounting fees                                                         47,273           33,397           29,090
Registration and filing fees                                            19,170           19,238           16,483
Transfer and dividend disbursing agent fees                             34,109           21,046           44,599
Custody fees                                                            97,614            2,921            1,722
Trustees' fees and expenses                                              4,640            1,954            3,196
Interest expense                                                        17,892               --               --
Professional fees and other expenses                                    34,506           19,197           17,523
                                                                --------------   --------------   --------------
   Total expenses                                                    2,013,093          706,970          418,442
                                                                --------------   --------------   --------------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                        (183,027)        (205,152)        (266,305)
                                                                --------------   --------------   --------------
   Net Expenses                                                      1,830,066          501,818          152,137
                                                                --------------   --------------   --------------

   Net Investment Income                                            3,258,164        3,238,165        1,780,060
                                                                --------------   --------------   --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
   FROM INVESTMENTS, FUTURES AND FOREIGN CURRENCY:

Net realized gains/(losses) on investment transactions             (93,678,264)      (5,047,085)      (5,361,130)+
Net realized gains/(losses) on futures transactions and swaps       (2,636,487)       2,279,929               --
Realized gain distributions from underlying funds                           --               --        7,564,541+
Change in unrealized appreciation/(depreciation)
   on investments, futures and forwards                            (84,813,531)     (20,808,521)     (63,234,992)
                                                                --------------   --------------   --------------
Net realized and unrealized losses on investments,
   futures, swaps and forwards                                    (181,128,282)     (23,575,677)     (61,031,581)
                                                                --------------   --------------   --------------
Change in net assets resulting from operations                  $ (177,870,118)  $  (20,337,512)  $  (59,251,521)
                                                                ==============   ==============   ==============

----------
+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               LIFEMODEL                          LIFEMODEL
                                                               MODERATELY      LIFEMODEL          MODERATELY        LIFEMODEL
                                                             AGGRESSIVE(SM)    MODERATE(SM)    CONSERVATIVE(SM)   CONSERVATIVE(SM)
                                                             --------------   --------------   --------------     ---------------
INVESTMENT INCOME:
Interest income                                              $           --   $           --   $             --   $             --
Dividend income                                                                           --                                    --
Dividend income from affiliate                                    4,191,402        7,554,482          1,565,270          1,127,041
Foreign tax withholding                                                  --               --                 --                 --
Income from securities lending                                           --               --                 --                 --
Other income                                                             --               --                 --                 --
                                                             --------------   --------------   ----------------   ----------------
   Total Investment Income                                        4,191,402        7,554,482          1,565,270          1,127,041
                                                             --------------   --------------   ----------------   ----------------

EXPENSES:
Investment advisory fees                                            170,223          265,470             52,169             33,773
Administration fees                                                 196,374          306,261             60,185             38,963
Distribution servicing fees - Class A Shares                         95,999           72,625             25,295             13,885
Distribution servicing fees - Class B Shares                        168,243          129,360             56,308             31,232
Distribution servicing fees - Class C Shares                         17,014           13,120              6,258              7,083
Administrative servicing fees - Class C Shares                        5,672            4,373              2,086              2,361
Accounting fees                                                      36,714           49,476             29,075             29,040
Registration and filing fees                                         13,512           16,439             16,071             15,749
Transfer and dividend disbursing agent fees                          96,065           62,565             18,398             10,189
Custody fees                                                          2,757            5,099              1,127                173
Trustees' fees and expenses                                           5,471            8,217              1,644              1,043
Interest expense                                                         --               --                 --                 --
Professional fees and other expenses                                 26,427           39,835             14,705             12,843
                                                             --------------   --------------   ----------------   ----------------
   Total expenses                                                   834,471          972,840            283,321            196,334
                                                             --------------   --------------   ----------------   ----------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                    (458,429)        (613,855)          (166,210)          (124,278)
                                                             --------------   --------------   ----------------   ----------------
   Net Expenses                                                     376,042          358,985            117,111             72,056
                                                             --------------   --------------   ----------------   ----------------

   Net Investment Income                                          3,815,360        7,195,497          1,448,159          1,054,985
                                                             --------------   --------------   ----------------   ----------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
    FROM INVESTMENTS, FUTURES AND FOREIGN CURRENCY:
Net realized gains/(losses) on investment transactions           (3,901,230)+     (6,398,807)+       (1,574,954)+         (680,716)+
Net realized gains/(losses) on futures transactions
   and swaps                                                             --               --                 --                 --
Realized gain distributions from underlying funds                 9,992,074+      10,871,978+         1,648,859+           484,257+
Change in unrealized appreciation/(depreciation)
   on investments, futures and forwards                         (92,332,713)    (105,495,562)       (17,167,127)        (7,317,127)
                                                             --------------   --------------   ----------------   ----------------
Net realized and unrealized losses on investments,
   futures, swaps and forwards                                  (86,241,869)    (101,022,391)       (17,093,222)        (7,513,586)
                                                             --------------   --------------   ----------------   ----------------
Change in net assets resulting from operations               $  (82,426,509)  $  (93,826,894)  $    (15,645,063)  $     (6,458,601)
                                                             ==============   ==============   ================   ================

                                                                  HIGH YIELD      TOTAL RETURN      SHORT TERM
                                                                     BOND             BOND             BOND
                                                                --------------   --------------   --------------
INVESTMENT INCOME:
Interest income                                                 $    2,201,721   $   14,859,939   $    5,257,382
Dividend income                                                             --          268,903               --
Dividend income from affiliate                                           5,421           96,764           76,192
Foreign tax withholding                                                     --               --               --
Income from securities lending                                          13,116           70,602               --
Other income                                                                --           15,364            4,846
                                                                --------------   --------------   --------------
   Total Investment Income                                           2,220,258       15,311,572        5,338,420
                                                                --------------   --------------   --------------

EXPENSES:
Investment advisory fees                                               142,330        1,500,521          582,848
Administration fees                                                     35,185          432,967          201,725
Distribution servicing fees - Class A Shares                               284           23,108            7,899
Distribution servicing fees - Class B Shares                               581           16,523               NA
Distribution servicing fees - Class C Shares                               362            3,645              781
Administrative servicing fees - Class C Shares                             121            1,215              260
Accounting fees                                                         33,698           74,518           35,421
Registration and filing fees                                            17,068           20,908           17,411
Transfer and dividend disbursing agent fees                              2,522           (3,868)          28,679
Custody fees                                                             1,904           15,114            6,454
Trustees' fees and expenses                                                819           10,292            4,264
Interest expense                                                            --               --               --
Professional fees and other expenses                                    15,073           50,484           31,645
                                                                --------------   --------------   --------------
   Total expenses                                                      249,947        2,145,427          917,387
                                                                --------------   --------------   --------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                        (98,649)        (423,873)        (162,760)
                                                                --------------   --------------   --------------
   Net Expenses                                                        151,298        1,721,554          754,627
                                                                --------------   --------------   --------------

   Net Investment Income                                             2,068,960       13,590,018        4,583,793
                                                                --------------   --------------   --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
   FROM INVESTMENTS, FUTURES AND FOREIGN CURRENCY:
Net realized gains/(losses) on investment transactions              (1,436,556)     (19,796,470)         454,539
Net realized gains/(losses) on futures transactions and swaps               --        2,204,647          891,550
Realized gain distributions from underlying funds                           --               --               --
Change in unrealized appreciation/(depreciation)
   on investments, futures and forwards                             (9,749,595)     (34,955,328)      (8,702,433)
                                                                --------------   --------------   --------------
Net realized and unrealized losses on investments,
   futures, swaps and forwards                                     (11,186,151)     (52,547,151)      (7,356,344)
                                                                --------------   --------------   --------------
Change in net assets resulting from operations                  $   (9,117,191)  $  (38,957,133)  $   (2,772,551)
                                                                ==============   ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SMALL CAP GROWTH                  MID CAP GROWTH
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR           SIX MONTHS         YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                  JANUARY 31,       JULY 31,        JANUARY 31,       JULY 31,
                                                                    2009(a)           2008            2009(a)           2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                 $     (139,285)  $     (681,219)  $     (174,078)  $    (1,316,451)
   Net realized gains/(losses) on investment and
      option transactions                                          (10,534,885)      11,149,456      (43,312,256)       34,385,207
   Net realized gains on futures transactions                               --               --               --                --
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                      (21,597,319)     (20,241,491)     (45,770,435)      (67,734,776)
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                     (32,271,489)      (9,773,254)     (89,256,769)      (34,666,020)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                                     --               --               --                --
   Class A Shares                                                           --               --               --                --
   Class B Shares                                                           --               --               --                --
   Class C Shares                                                           --               --               --                --
   Advisor Shares                                                           NA               --               NA                --

Distributions from net realized gains:
   Institutional Shares                                                     --      (33,959,747)     (15,799,771)      (43,019,418)
   Class A Shares                                                           --       (5,435,340)      (2,230,945)       (4,511,911)
   Class B Shares                                                           --         (451,736)        (484,107)         (930,995)
   Class C Shares                                                           --         (153,157)         (84,681)         (145,930)
   Advisor Shares                                                           NA               --               NA                --
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions                      --      (39,999,980)     (18,599,504)      (48,608,254)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions                (3,124,503)      (2,327,175)     (41,657,735)      (31,875,985)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                            (35,395,992)     (52,100,409)    (149,514,008)     (115,150,259)

NET ASSETS:
   Beginning of period                                              78,692,958      130,793,367      234,353,144       349,503,403
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $   43,296,966   $   78,692,958   $   84,839,136   $   234,353,144
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $     (144,655)  $       (5,370)  $       72,099   $       246,177
                                                                ==============   ==============   ==============   ===============

----------
(a)   Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         QUALITY GROWTH                   DIVIDEND GROWTH
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                     ENDED           ENDED             ENDED           ENDED
                                                                  JANUARY 31,       JULY 31,        JANUARY 31,       JULY 31,
                                                                    2009(a)           2008            2009(a)           2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                 $      972,824   $      895,087   $      121,045   $       285,685
   Net realized gains/(losses) on investment and
      option transactions                                          (12,908,820)      34,541,802       (3,300,791)          130,202
   Net realized gains on futures transactions                               --               --               --            20,295
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                     (143,585,500)     (14,991,297)      (2,403,774)       (1,682,949)
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                    (155,521,496)      20,445,592       (5,583,520)       (1,246,767)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                               (813,653)        (986,849)        (127,439)         (221,444)
   Class A Shares                                                     (134,733)         (29,511)         (25,450)          (37,566)
   Class B Shares                                                       (1,975)              --           (1,384)           (2,178)
   Class C Shares                                                         (673)              --           (1,574)           (2,147)
   Advisor Shares                                                           NA               --               NA               (69)

Distributions from net realized gains:
   Institutional Shares                                            (10,275,993)     (73,562,502)              --                --
   Class A Shares                                                   (2,566,440)     (12,508,805)              --                --
   Class B Shares                                                     (411,586)      (1,645,398)              --                --
   Class C Shares                                                      (84,424)        (335,123)              --                --
   Advisor Shares                                                           NA               --               NA                --
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions             (14,289,477)     (89,068,188)        (155,847)         (263,404)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions               (31,448,759)     (96,435,268)      (4,853,657)       (1,945,651)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                           (201,259,732)    (165,057,864)     (10,593,024)       (3,455,822)

NET ASSETS:
   Beginning of period                                             478,599,691      643,657,555       20,082,600        23,538,422
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $  277,339,959   $  478,599,691   $    9,489,576   $    20,082,600
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $       21,789   $           (1)  $       10,355   $        45,157
                                                                ==============   ==============   ==============   ===============

                                                                         MICRO CAP VALUE                  SMALL CAP VALUE
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR          SIX MONTHS           YEAR
                                                                     ENDED           ENDED             ENDED             ENDED
                                                                  JANUARY 31,        JULY 31,       JANUARY 31,        JULY 31,
                                                                    2009(a)           2008            2009(a)            2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                                 $       76,238   $       97,239   $      690,146   $     1,033,283
   Net realized gains/(losses) on investment and
      option transactions                                           (2,299,835)       1,986,947       (9,131,596)        1,352,438
   Net realized gains on futures transactions                               --               --               --                --
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                      (10,839,384)     (11,154,974)     (25,457,333)       (5,745,550)
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                     (13,062,981)      (9,070,788)     (33,898,783)       (3,359,829)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                                (82,291)         (63,089)      (1,120,901)         (889,871)
   Class A Shares                                                      (16,358)          (5,157)         (17,872)          (16,068)
   Class B Shares                                                       (1,249)              --           (3,668)               --
   Class C Shares                                                         (717)              --           (2,900)               --
   Advisor Shares                                                           NA               --               NA                --

Distributions from net realized gains:
   Institutional Shares                                                (52,896)     (14,388,607)         (20,170)      (12,045,339)
   Class A Shares                                                      (24,130)      (6,281,771)            (390)         (287,581)
   Class B Shares                                                       (7,846)      (1,765,824)            (197)         (130,804)
   Class C Shares                                                       (4,689)      (1,025,048)            (125)          (78,802)
   Advisor Shares                                                           NA               --               NA                --
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions                (190,176)     (23,529,496)      (1,166,223)      (13,448,465)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions                (3,086,987)      (9,723,760)         586,911        (9,599,208)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                            (16,340,144)     (42,324,044)     (34,478,095)      (26,407,502)

NET ASSETS:
   Beginning of period                                              37,994,931       80,318,975       89,362,688       115,770,190
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $   21,654,787   $   37,994,931   $   54,884,593   $    89,362,688
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $        6,619   $       30,996   $       76,404   $       531,599
                                                                ==============   ==============   ==============   ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           DISCIPLINED
                                                                          ALL CAP VALUE                   LARGE CAP VALUE
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                  JANUARY 31,       JULY 31,        JANUARY 31,       JULY 31,
                                                                    2009(a)           2008            2009(a)           2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income.                                       $    1,762,570   $    3,706,350   $    5,283,934   $    11,676,202
   Net realized gains/(losses) on investment transactions          (30,048,324)      16,380,198      (73,259,816)       13,782,753
   Net realized gains/(losses) on futures transactions                      --               --               --                --
   Net change in unrealized appreciation/(depreciation) on
      investments, forward contracts and futures                   (56,111,810)     (74,072,456)     (96,432,394)     (110,250,509)
   Reserve for settlement with Prime broker                                 --               --               --                --
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                     (84,397,564)     (53,985,908)    (164,408,276)      (84,791,554)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                             (1,529,536)      (2,580,974)      (6,461,535)      (10,224,754)
   Class A Shares                                                     (442,971)        (635,762)        (220,295)         (357,749)
   Class B Shares                                                     (104,109)         (86,310)         (39,923)          (33,647)
   Class C Shares                                                      (59,820)         (47,817)         (15,872)          (15,288)
   Advisor Shares                                                           NA          (72,498)              NA            (1,192)
   Select Shares                                                            NA               NA               NA                NA
   Preferred Shares                                                         NA               NA               NA                NA
   Trust Shares                                                             NA               NA               NA                NA

Distributions from net realized gains:

   Institutional Shares                                             (8,541,044)     (30,182,996)      (6,120,694)      (39,371,152)
   Class A Shares                                                   (2,608,357)     (10,927,567)        (218,916)       (1,695,234)
   Class B Shares                                                     (826,472)      (3,267,630)         (49,340)         (346,596)
   Class C Shares                                                     (472,166)      (1,556,725)         (16,869)         (150,963)
   Advisor Shares                                                           NA               --               NA                --
   Select Shares                                                            NA               NA               NA                NA
   Preferred Shares                                                         NA               NA               NA                NA
   Trust Shares                                                             NA               NA               NA                NA
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions             (14,584,475)     (49,358,279)     (13,143,444)      (52,196,575)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions               (13,649,371)      13,054,375      (46,705,092)      (40,555,797)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                           (112,631,410)     (90,289,812)    (224,256,812)     (177,543,926)
                                                                --------------   --------------   --------------   ---------------
NET ASSETS:
   Beginning of period                                             242,790,615      333,080,427      510,452,805       687,996,731
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $  130,159,205   $  242,790,615   $  286,195,993   $   510,452,805
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $      100,305   $      474,171   $      531,255   $     1,984,946
                                                                ==============   ==============   ==============   ===============

----------
(a)   Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           STRUCTURED
                                                                         LARGE CAP PLUS                     EQUITY INDEX
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                  JANUARY 31,       JULY 31,        JANUARY 31,        JULY 31,
                                                                    2009(a)           2008            2009(a)            2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income.                                       $      900,303   $    1,534,818   $    3,400,697   $     7,344,365
   Net realized gains/(losses) on investment transactions          (19,558,721)     (13,472,078)       3,122,779        13,028,282
   Net realized gains/(losses) on futures transactions                (276,616)        (558,529)      (2,581,849)       (1,429,781)
   Net change in unrealized appreciation/(depreciation) on
      investments, forward contracts and futures                   (27,218,764)      (8,974,769)    (120,566,575)      (63,983,252)
   Reserve for settlement with Prime broker                        (13,958,411)              --               --                --
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                     (60,112,209)     (21,470,558)    (116,624,948)      (45,040,386)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                             (1,558,686)      (1,309,150)      (2,157,967)       (3,419,524)
   Class A Shares                                                     (139,584)         (79,171)        (620,396)         (974,595)
   Class B Shares                                                       (6,526)              --          (26,072)          (26,956)
   Class C Shares                                                         (711)              --          (14,905)          (15,089)
   Advisor Shares                                                           NA               --               NA            (6,714)
   Select Shares                                                            NA               NA         (135,294)         (242,811)
   Preferred Shares                                                         NA               NA         (673,041)       (1,084,340)
   Trust Shares                                                             NA               NA         (541,832)         (978,975)

Distributions from net realized gains:
   Institutional Shares                                                     --         (856,424)              --                --
   Class A Shares                                                           --          (93,043)              --                --
   Class B Shares                                                           --           (5,094)              --                --
   Class C Shares                                                           --             (525)              --                --
   Advisor Shares                                                           NA               --               NA                --
   Select Shares                                                            NA               NA               --                --
   Preferred Shares                                                         NA               NA               --                --
   Trust Shares                                                             NA               NA               --                --
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions              (1,705,507)      (2,343,407)      (4,169,507)       (6,749,004)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions               (11,255,588)     (30,109,974)     (14,207,609)      (19,736,578)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                            (73,073,304)     (53,923,939)    (135,002,064)      (71,525,968)
NET ASSETS:
   Beginning of period                                             146,808,646      200,732,585      351,505,584       423,031,552
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $   73,735,342   $  146,808,646   $  216,503,520   $   351,505,584
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $      (70,426)  $      734,778   $      316,234   $     1,085,044
                                                                ==============   ==============   ==============   ===============

                                                                      INTERNATIONAL EQUITY                STRATEGIC INCOME
                                                                -------------------------------   --------------------------------
                                                                  SIX MONTHS          YEAR          SIX MONTHS           YEAR
                                                                    ENDED             ENDED            ENDED            ENDED
                                                                  JANUARY 31,        JULY 31,       JANUARY 31,        JULY 31,
                                                                    2009(a)            2008           2009(a)            2008
                                                                --------------   --------------   --------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income.                                       $    3,258,164   $   15,475,196   $    3,238,165   $     6,701,216
   Net realized gains/(losses) on investment transactions          (93,678,264)      60,759,191       (5,047,085)        1,648,109
   Net realized gains/(losses) on futures transactions              (2,636,487)      (6,567,479)       2,279,929                --
   Net change in unrealized appreciation/(depreciation) on
      investments, forward contracts and futures                   (84,813,531)    (138,618,987)     (20,808,521)      (18,166,047)
   Reserve for settlement with Prime broker                                 --               --               --                --
                                                                --------------   --------------   --------------   ---------------
Change in net assets resulting from operations                    (177,870,118)     (68,952,079)     (20,337,512)       (9,816,722)
                                                                --------------   --------------   --------------   ---------------

Distributions to shareholders from net investment income:
   Institutional Shares                                             (6,743,508)     (14,619,372)      (2,755,272)       (5,673,906)
   Class A Shares                                                     (311,114)        (856,639)        (408,847)         (794,429)
   Class B Shares                                                      (15,149)         (58,009)         (25,748)          (58,570)
   Class C Shares                                                       (7,216)         (18,544)        (255,776)         (619,788)
   Advisor Shares                                                           NA               --               NA          (244,710)
   Select Shares                                                            NA               NA               NA                NA
   Preferred Shares                                                         NA               NA               NA                NA
   Trust Shares                                                             NA               NA               NA                NA

Distributions from net realized gains:
   Institutional Shares                                            (41,939,630)     (29,176,707)         (72,039)       (3,176,817)
   Class A Shares                                                   (2,120,448)      (1,897,616)         (11,356)         (620,947)
   Class B Shares                                                     (208,199)        (173,109)            (832)          (38,921)
   Class C Shares                                                      (75,346)         (55,581)          (8,233)         (404,863)
   Advisor Shares                                                           NA               --               NA                --
   Select Shares                                                            NA               NA               NA                NA
   Preferred Shares                                                         NA               NA               NA                NA
   Trust Shares                                                             NA               NA               NA                NA
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from shareholder distributions             (51,420,610)     (46,855,577)      (3,538,103)      (11,632,951)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets from Fund share transactions               (12,492,087)      55,866,818      (12,679,754)      (18,073,057)
                                                                --------------   --------------   --------------   ---------------
   Change in net assets                                           (241,782,815)     (59,940,838)     (36,555,369)      (39,522,730)
NET ASSETS:
   Beginning of period                                             444,051,708      503,992,546      116,165,590       155,688,320
                                                                --------------   --------------   --------------   ---------------
   End of period                                                $  202,268,893   $  444,051,708   $   79,610,221   $   116,165,590
                                                                ==============   ==============   ==============   ===============
Accumulated net investment income/(loss)                        $    3,254,324   $    7,073,147   $     (924,044)  $      (716,566)
                                                                ==============   ==============   ==============   ===============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           LIFEMODEL                          LIFEMODEL
                                                                         AGGRESSIVE(SM)               MODERATELY AGGRESSIVE(SM)
                                                              --------------------------------    --------------------------------
                                                                SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                   ENDED            ENDED              ENDED            ENDED
                                                                JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                                  2009(a)            2008             2009(a)            2008
                                                              --------------    --------------    --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                      $    1,780,060    $    2,238,026    $    3,815,360    $    5,913,234
   Net realized losses on investment transactions                 (5,361,130)+      (4,227,220)+      (3,901,230)+      (2,747,279)+
   Realized gain distributions from underlying funds               7,564,541+       18,471,397+        9,992,074+       24,039,269+
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                    (63,234,992)      (34,532,247)      (92,332,713)      (52,255,957)
                                                              --------------    --------------    --------------    --------------
Change in net assets resulting from operations                   (59,251,521)      (18,050,044)      (82,426,509)      (25,050,733)
                                                              --------------    --------------    --------------    --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                           (1,319,724)       (3,783,500)       (2,118,476)       (4,509,630)
   Class A Shares                                                   (490,084)       (1,680,334)       (1,302,273)       (3,524,519)
   Class B Shares                                                   (121,522)         (411,221)         (470,443)       (1,300,458)
   Class C Shares                                                    (21,158)          (69,660)          (60,907)         (195,768)
   Advisor Shares                                                         NA                --                NA            (5,068)

Distributions from net realized gains:
   Institutional Shares                                           (9,245,989)       (8,295,757)       (9,790,688)      (10,423,566)
   Class A Shares                                                 (3,829,618)       (4,002,116)       (6,315,446)       (8,979,268)
   Class B Shares                                                 (1,160,583)       (1,226,345)       (2,821,308)       (3,903,239)
   Class C Shares                                                   (207,309)         (204,489)         (358,343)         (591,434)
   Advisor Shares                                                         NA                --                NA                --
                                                              --------------    --------------    --------------    --------------
   Change in net assets from shareholder distributions           (16,395,987)      (19,673,422)      (23,237,884)      (33,432,950)
                                                              --------------    --------------    --------------    --------------
   Change in net assets from Fund share transactions               4,089,602         6,391,352         5,781,922          (726,476)
                                                              --------------    --------------    --------------    --------------
   Change in net assets                                          (71,557,906)      (31,332,114)      (99,882,471)      (59,210,159)

NET ASSETS:

   Beginning of period                                           168,258,099       199,590,213       283,244,326       342,454,485
                                                              --------------    --------------    --------------    --------------
   End of period                                              $   96,700,193    $  168,258,099    $  183,361,855    $  283,244,326
                                                              ==============    ==============    ==============    ==============
Accumulated net investment income                             $      352,036    $      524,464    $    1,975,828    $    2,112,567
                                                              ==============    ==============    ==============    ==============

----------
(a)   Unaudited

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           LIFEMODEL                          LIFEMODEL
                                                                          MODERATE(SM)               MODERATELY CONSERVATIVE(SM)
                                                              --------------------------------    --------------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS           YEAR
                                                                   ENDED             ENDED             ENDED            ENDED
                                                                JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                                  2009(a)             2008            2009(a)            2008
                                                              --------------    --------------    --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                      $    7,195,497    $   13,239,813    $    1,448,159    $    2,765,172
   Net realized losses on investment transactions                 (6,398,807)+      (6,026,303)+      (1,574,954)+        (187,557)+
   Realized gain distributions from underlying funds              10,871,978+       26,088,658+        1,648,859+        4,027,567+
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                   (105,495,562)      (61,882,940)      (17,167,127)      (11,259,892)
                                                              --------------    --------------    --------------    --------------
Change in net assets resulting from operations                   (93,826,894)      (28,580,772)      (15,645,063)       (4,654,710)
                                                              --------------    --------------    --------------    --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                           (5,506,080)      (12,600,615)         (756,842)       (1,585,793)
   Class A Shares                                                 (1,095,516)       (2,899,679)         (378,927)       (1,110,928)
   Class B Shares                                                   (413,289)         (997,130)         (175,918)         (448,916)
   Class C Shares                                                    (55,929)         (138,359)          (27,055)          (69,482)
   Advisor Shares                                                         NA            (2,191)               NA              (427)

Distributions from net realized gains:
   Institutional Shares                                          (14,202,395)      (20,515,914)       (2,063,753)       (2,364,527)
   Class A Shares                                                 (2,974,781)       (5,226,919)       (1,084,025)       (1,864,924)
   Class B Shares                                                 (1,341,632)       (2,353,782)         (609,553)         (992,900)
   Class C Shares                                                   (181,300)         (326,437)          (91,336)         (154,214)
   Advisor Shares                                                         NA                --                NA                --
                                                              --------------    --------------    --------------    --------------
   Change in net assets from shareholder distributions           (25,770,922)      (45,061,026)       (5,187,409)       (8,592,111)
                                                              --------------    --------------    --------------    --------------
   Change in net assets from Fund share transactions               2,589,284       (18,448,288)       (4,314,399)       (1,172,289)
                                                              --------------    --------------    --------------    --------------
   Change in net assets                                         (117,008,532)      (92,090,086)      (25,146,871)      (14,419,110)
NET ASSETS:

   Beginning of period                                           420,110,045       512,200,131        84,255,246        98,674,356
                                                              --------------    --------------    --------------    --------------
   End of period                                              $  303,101,513    $  420,110,045    $   59,108,375    $   84,255,246
                                                              ==============    ==============    ==============    ==============
Accumulated net investment income                             $    3,688,206    $    3,563,523    $      809,474    $      700,057
                                                              ==============    ==============    ==============    ==============

                                                                          LIFEMODEL
                                                                       CONSERVATIVE(SM)                     HIGH YIELD BOND
                                                              --------------------------------    --------------------------------
                                                                SIX MONTHS           YEAR           SIX MONTHS          YEAR
                                                                   ENDED            ENDED              ENDED            ENDED
                                                                JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                                  2009(a)            2008             2009(a)            2008
                                                              --------------    --------------    --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                      $    1,054,985    $    1,978,987    $    2,068,960    $    4,558,303
   Net realized losses on investment transactions                   (680,716)+        (481,097)+      (1,436,556)         (663,376)
   Realized gain distributions from underlying funds                 484,257+        1,169,223+               --                --
   Net change in unrealized appreciation/(depreciation) on
      investments and futures                                     (7,317,127)       (4,740,349)       (9,749,595)       (1,771,658)
                                                              --------------    --------------    --------------    --------------
Change in net assets resulting from operations                    (6,458,601)       (2,073,236)       (9,117,191)        2,123,269
                                                              --------------    --------------    --------------    --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                             (613,955)       (1,120,483)       (2,085,542)       (4,492,490)
   Class A Shares                                                   (244,190)         (539,011)          (13,860)          (24,449)
   Class B Shares                                                   (119,770)         (262,530)           (5,224)           (8,415)
   Class C Shares                                                    (35,074)          (79,687)           (4,621)           (8,177)
   Advisor Shares                                                         NA              (386)               NA              (347)

Distributions from net realized gains:
   Institutional Shares                                             (477,832)         (748,020)               --                --
   Class A Shares                                                   (194,043)         (393,285)               --                --
   Class B Shares                                                   (112,843)         (245,318)               --                --
   Class C Shares                                                    (33,244)          (73,460)               --                --
   Advisor Shares                                                         NA                --                NA                --
                                                              --------------    --------------    --------------    --------------
   Change in net assets from shareholder distributions            (1,830,951)       (3,462,180)       (2,109,247)       (4,533,878)
                                                              --------------    --------------    --------------    --------------
   Change in net assets from Fund share transactions              (1,445,702)        4,128,475        (3,406,054)      (15,626,247)
                                                              --------------    --------------    --------------    --------------
   Change in net assets                                           (9,735,254)       (1,406,941)      (14,632,492)      (18,036,856)
NET ASSETS:
   Beginning of period                                            50,626,244        52,033,185        50,628,354        68,665,210
                                                              --------------    --------------    --------------    --------------
   End of period                                              $   40,890,990    $   50,626,244    $   35,995,862    $   50,628,354
                                                              ==============    ==============    ==============    ==============
Accumulated net investment income                             $      422,900    $      380,904    $       34,647    $       74,934
                                                              ==============    ==============    ==============    ==============

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      TOTAL RETURN BOND                   SHORT TERM BOND
                                                              -------------------------------     --------------------------------
                                                                SIX MONTHS           YEAR           SIX MONTHS          YEAR
                                                                   ENDED            ENDED              ENDED            ENDED
                                                                JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                                  2009(a)            2008             2009(a)           2008
                                                              --------------    --------------    --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                      $   13,590,018    $   26,528,337    $    4,583,793    $   10,629,130
   Net realized gains/(losses) on investment transactions        (19,796,470)      (17,612,216)          454,539         1,136,154
   Net realized gains on futures transactions and swaps            2,204,647         2,659,320           891,550           255,815
   Net change in unrealized appreciation/(depreciation) on
      investments, forward contracts and futures                 (34,955,328)      (30,127,802)       (8,702,433)       (1,546,312)
                                                              --------------    --------------    --------------    --------------
Change in net assets resulting from operations                   (38,957,133)      (18,552,361)       (2,772,551)       10,474,787
                                                              --------------    --------------    --------------    --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                          (13,434,234)      (25,360,147)       (4,588,695)      (10,362,660)
   Class A Shares                                                   (501,730)         (922,989)         (119,407)         (334,432)
   Class B Shares                                                    (79,460)         (131,997)               NA                NA
   Class C Shares                                                    (22,008)          (49,925)           (3,443)           (5,308)
   Advisor Shares                                                         NA            (3,634)               NA                --

Distributions from net realized gains:
   Institutional Shares                                                   --                --                --                --
   Class A Shares                                                         --                --                --                --
   Class B Shares                                                         --                --                --                --
   Class C Shares                                                         --                --                --                --
   Advisor Shares                                                         NA                --                NA                --
                                                              --------------    --------------    --------------    --------------
   Change in net assets from shareholder distributions           (14,037,432)      (26,468,692)       (4,711,545)      (10,702,400)
                                                              --------------    --------------    --------------    --------------
   Change in net assets from Fund share transactions             (98,582,616)      389,099,037       (27,712,663)      (27,910,267)
                                                              --------------    --------------    --------------    --------------
   Change in net assets                                         (151,577,181)      344,077,984       (35,196,759)      (28,137,880)
NET ASSETS:
   Beginning of period                                           585,062,582       240,984,598       249,074,088       277,211,968
                                                              --------------    --------------    --------------    --------------
   End of period                                              $  433,485,401    $  585,062,582    $  213,877,329    $  249,074,088
                                                              ==============    ==============    ==============    ==============
Accumulated net investment income                             $      114,994    $      562,408    $       80,168    $      207,920
                                                              ==============    ==============    ==============    ==============

----------
(a)   Unaudited

                       See notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                           SMALL CAP GROWTH                  MID CAP GROWTH
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $   4,925,367    $  18,351,493    $   9,567,505    $  26,012,871
   Shares issued in connection with acquisition                  NA               NA               NA        9,065,539~
   Dividends reinvested                                          --       33,829,024       15,715,482       42,839,455
   Shares redeemed                                       (7,103,201)     (55,968,785)     (67,005,989)    (107,998,188)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                            (2,177,834)      (3,788,268)     (41,723,002)     (30,080,323)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                            211,138          549,712          487,266        2,412,496
   Shares issued in connection with acquisition                  NA               NA               NA       1,816,718~
   Shares issued in conversion from Advisor Class @              NA          340,223               NA        2,477,345
   Dividends reinvested                                          --        5,302,771        2,164,827        4,385,458
   Shares redeemed                                       (1,096,226)      (4,524,347)      (2,503,434)     (12,389,580)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                    (885,088)       1,668,359          148,659       (1,297,563)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                                  2            3,630              166            7,578
   Shares issued in connection with acquisition                  NA               NA               NA          675,360~
   Dividends reinvested                                          --          436,500          462,901          890,447
   Shares redeemed                                          (62,201)        (279,380)        (498,371)      (1,526,052)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                     (62,199)         160,750          (35,304)          47,333
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                             13,245           15,275           40,871           66,627
   Shares issued in connection with acquisition                  NA               NA               NA          156,826~
   Dividends reinvested                                          --          145,603           80,262          136,279
   Shares redeemed                                          (12,627)        (115,621)        (169,221)        (204,003)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                         618           45,257          (48,088)         155,729
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA           12,829               NA          381,515
   Shares issued in connection with acquisition                  NA               NA               NA        1,479,482~
   Dividends reinvested                                          NA               --               NA               --
   Shares redeemed                                               NA         (426,102)              NA       (2,562,158)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA         (413,273)              NA         (701,161)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                   $  (3,124,503)   $  (2,327,175)   $ (41,657,735)   $ (31,875,985)
                                                      =============    =============    =============    =============

---------------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007 from Technology Fund.

*     Shares acquired February 22, 2008 from Balanced Fund.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                            QUALITY GROWTH                     DIVIDEND GROWTH
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $  14,776,869    $  40,540,736    $     324,776    $   4,569,462
   Shares issued in connection with acquisition                  NA       11,574,529*              NA               NA
   Dividends reinvested                                  10,804,109       74,027,252           35,133           54,887
   Shares redeemed                                      (50,864,381)    (232,457,281)      (4,993,251)      (5,685,681)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                           (25,283,403)    (106,314,764)      (4,633,342)      (1,061,332)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                          1,149,943        2,687,367           71,386          106,632
   Shares issued in connection with acquisition                  NA       17,415,058*              NA               NA
   Shares issued in conversion from Advisor Class @              NA        1,716,200               NA           12,276
   Dividends reinvested                                   2,472,412       11,361,475           23,694           35,470
   Shares redeemed                                       (7,942,172)     (26,576,497)        (292,819)        (791,239)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                  (4,319,817)       6,603,603         (197,739)        (636,861)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                             12,163          156,529            1,855            5,135
   Shares issued in connection with acquisition                  NA        5,332,543*              NA               NA
   Dividends reinvested                                     404,610        1,602,919            1,105            1,754
   Shares redeemed                                       (2,054,778)      (2,965,588)         (26,500)        (134,198)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                  (1,638,005)       4,126,403          (23,540)        (127,309)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                             87,702          107,557            3,571            1,858
   Shares issued in connection with acquisition                  NA        1,010,925*              NA               NA
   Dividends reinvested                                      80,030          329,184            1,358            1,667
   Shares redeemed                                         (375,266)        (650,609)          (3,965)        (111,450)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                    (207,534)         797,057              964         (107,925)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA          188,281               NA               --
   Shares issued in connection with acquisition                  NA               --               NA               NA
   Dividends reinvested                                          NA               --               NA               52
   Shares redeemed                                               NA       (1,835,848)              NA          (12,276)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA       (1,647,567)              NA          (12,224)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                   $ (31,448,759)   $ (96,435,268)   $  (4,853,657)   $  (1,945,651)
                                                      =============    =============    =============    =============

                                                            MICRO CAP VALUE                    SMALL CAP VALUE
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $   2,365,001    $   6,066,051    $   9,685,506    $  26,579,330
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                     122,993       14,340,480          830,143       12,679,817
   Shares redeemed                                       (3,885,492)     (29,004,091)     (10,005,640)     (47,594,887)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                            (1,397,498)      (8,597,560)         510,009       (8,335,740)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                            634,646        2,244,932          405,035          301,793
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Shares issued in conversion from Advisor Class @              NA        7,212,083               NA          607,582
   Dividends reinvested                                      31,711        5,254,257           14,466          261,145
   Shares redeemed                                       (1,742,527)      (8,048,233)        (427,714)      (1,306,456)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                  (1,076,170)       6,663,039           (8,213)        (135,936)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                              6,171           12,049           17,000            4,339
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                       8,327        1,658,928            3,281          110,053
   Shares redeemed                                         (437,360)      (1,314,436)         (48,939)        (195,184)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                    (422,862)         356,541          (28,658)         (80,792)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                             54,558          410,289          185,725           29,724
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                       4,119          799,698            2,269           68,484
   Shares redeemed                                         (249,134)        (935,561)         (74,221)        (308,994)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                    (190,457)         274,426          113,773         (210,786)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA          140,108               NA            6,367
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                          NA               --               NA               --
   Shares redeemed                                               NA       (8,560,314)              NA         (842,321)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA       (8,420,206)              NA         (835,954)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                   $  (3,086,987)   $  (9,723,760)   $     586,911    $  (9,599,208)
                                                      =============    =============    =============    =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                            SMALL CAP GROWTH                     MID CAP GROWTH
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                            760,528        2,224,928        1,050,672        1,922,486
   Shares issued in connection with acquisition                  NA               NA               NA          589,027~
   Dividends reinvested                                          --        3,689,098        2,742,667        3,093,101
   Shares redeemed                                       (1,187,155)      (6,044,587)      (8,553,947)      (8,179,685)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                              (426,627)        (130,561)      (4,760,608)      (2,575,071)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                             39,808           59,687           66,445          133,865
   Shares issued in connection with acquisition                  NA               NA               NA         121,948~
   Shares issued in conversion from Advisor Class @              NA           27,415               NA          171,206
   Dividends reinvested                                          --          618,760          397,216          328,745
   Shares redeemed                                         (200,015)        (533,471)        (340,113)        (907,634)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                    (160,207)         172,391          123,548         (151,870)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                                 --              440               33              389
   Shares issued in connection with acquisition                  NA               NA               NA           48,285~
   Dividends reinvested                                          --           55,253           94,469           71,637
   Shares redeemed                                          (11,462)         (33,934)         (72,087)        (127,139)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                     (11,462)          21,759           22,415           (6,828)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                              2,959            1,858            6,469            5,665
   Shares issued in connection with acquisition                  NA               NA               NA           11,743~
   Dividends reinvested                                          --           18,407           17,524           11,708
   Shares redeemed                                           (2,843)         (15,732)         (25,914)         (17,421)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                         116            4,533           (1,921)          11,695
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA            1,021               NA           25,997
   Shares issued in connection with acquisition                  NA               NA               NA          100,989~
   Dividends reinvested                                          NA               --               NA               --
   Shares redeemed                                               NA          (33,998)              NA         (178,278)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA          (32,977)              NA          (51,292)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                        (598,180)          35,145       (4,616,566)      (2,773,366)
                                                      =============    =============    =============    =============

---------------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16, 2007 from Technology Fund.

*     Shares acquired February 22, 2008 from Balanced Fund.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                            QUALITY GROWTH                      DIVIDEND GROWTH
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                          1,084,112        2,239,699           17,901          177,404
   Shares issued in connection with acquisition                  NA          710,146*              NA               NA
   Dividends reinvested                                   1,007,311        4,062,751            1,765            2,067
   Shares redeemed                                       (3,958,672)     (13,513,980)        (263,685)        (222,940)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                            (1,867,249)      (6,501,384)        (244,019)         (43,469)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                            100,643          154,719            4,186            4,210
   Shares issued in connection with acquisition                  NA        1,096,929*              NA               NA
   Shares issued in conversion from Advisor Class @              NA           89,853               NA              487
   Dividends reinvested                                     237,444          640,172            1,209            1,348
   Shares redeemed                                         (648,428)      (1,523,617)         (15,456)         (30,992)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                    (310,341)         458,056          (10,061)         (24,947)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                              1,097            9,329              117              207
   Shares issued in connection with acquisition                  NA          355,892*              NA               NA
   Dividends reinvested                                      41,586           95,526               57               68
   Shares redeemed                                         (182,000)        (183,836)          (1,491)          (5,510)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                    (139,317)         276,911           (1,317)          (5,235)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                              7,078            6,897              233               79
   Shares issued in connection with acquisition                  NA           69,597*              NA               NA
   Dividends reinvested                                       8,505           20,232               73               67
   Shares redeemed                                          (31,767)         (41,209)            (265)          (4,781)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                     (16,184)          55,517               41           (4,635)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA            9,314               NA               --
   Shares issued in connection with acquisition                  NA               --               NA               NA
   Dividends reinvested                                          NA               --               NA                2
   Shares redeemed                                               NA          (97,307)              NA             (489)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA          (87,993)              NA             (487)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                      (2,333,091)      (5,798,893)        (255,356)         (78,773)
                                                      =============    =============    =============    =============

                                                            MICRO CAP VALUE                    SMALL CAP VALUE
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                            761,576        1,337,937          669,362        1,597,844
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                      44,842        3,668,554           73,071          728,695
   Shares redeemed                                       (1,222,722)      (6,304,922)        (703,955)      (2,714,594)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                              (416,304)      (1,298,431)          38,478         (388,055)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                            259,074          500,792           27,436           17,466
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Shares issued in conversion from Advisor Class @              NA        1,208,054               NA           32,491
   Dividends reinvested                                      13,694        1,447,533            1,286           15,198
   Shares redeemed                                         (576,872)      (1,838,902)         (30,431)         (74,668)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                    (304,104)       1,317,477           (1,709)          (9,513)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                              2,095            3,994            1,439              299
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                       3,993          501,186              303            6,694
   Shares redeemed                                         (170,714)        (340,190)          (4,135)         (12,283)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                    (164,626)         164,990           (2,393)          (5,290)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                             22,935          117,306           14,797            1,806
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                       1,975          241,601              210            4,176
   Shares redeemed                                         (104,728)        (252,716)          (5,262)         (19,033)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                     (79,818)         106,191            9,745          (13,051)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA           21,671               NA              319
   Shares issued in connection with acquisition                  NA               NA               NA               NA
   Dividends reinvested                                          NA               --               NA               --
   Shares redeemed                                               NA       (1,435,231)              NA          (44,745)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA       (1,413,560)              NA          (44,426)
                                                      -------------    -------------    -------------    -------------
   Change from capital transactions                        (964,852)      (1,123,333)          44,121         (460,335)
                                                      =============    =============    =============    =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                 DISCIPLINED
                                                            ALL CAP VALUE                      LARGE CAP VALUE
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $   7,551,371    $  54,056,402    $  24,778,305    $ 144,979,786
   Dividends reinvested                                   9,428,853       31,374,511        9,322,768       43,348,231
   Shares redeemed                                      (25,170,455)     (75,018,207)     (78,000,552)    (220,635,610)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                            (8,190,231)      10,412,706      (43,899,479)     (32,307,593)
                                                      -------------    -------------    -------------    -------------

Class A Shares
   Shares issued                                          3,038,243       18,824,047        1,236,379        6,003,641
   Shares issued in conversion from Advisor Class @              NA       29,310,119               NA          310,464
   Dividends reinvested                                   2,539,298        9,627,571          388,694        1,751,053
   Shares redeemed                                       (9,769,992)     (27,523,714)      (3,583,447)     (14,854,391)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                  (4,192,451)      30,238,023       (1,958,374)      (6,789,233)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                             23,768          227,256           33,508           83,847
   Dividends reinvested                                     865,768        3,104,922           75,348          312,285
   Shares redeemed                                       (1,761,784)      (4,672,578)        (444,176)      (1,216,232)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                    (872,248)      (1,340,400)        (335,320)        (820,100)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                            724,768        6,212,110           65,255          387,669
   Dividends reinvested                                     236,522          702,368           18,617          107,176
   Shares redeemed                                       (1,355,731)      (2,891,566)        (595,791)        (781,046)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                    (394,441)       4,022,912         (511,919)        (286,201)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA          569,796               NA            1,410
   Dividends reinvested                                          NA           69,066               NA              954
   Shares redeemed                                               NA      (30,917,728)              NA         (355,034)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA      (30,278,866)              NA         (352,670)
                                                      -------------    -------------    -------------    -------------

Select Shares
   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Select Shares                                           NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------

Preferred Shares
   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Preferred Shares                                        NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------

Trust Shares
   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Trust Shares                                            NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
Change from capital transactions                      $ (13,649,371)   $  13,054,375    $ (46,705,092)   $ (40,555,797)
                                                      =============    =============    =============    =============

----------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                              STRUCTURED
                                                            LARGE CAP PLUS                       EQUITY INDEX
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $      67,682    $   9,364,536    $  38,327,538    $  59,212,272
   Dividends reinvested                                   1,324,789        1,897,645        1,956,334        3,073,842
   Shares redeemed                                      (11,521,632)     (36,455,733)     (41,246,881)     (61,716,059)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                           (10,129,161)     (25,193,552)        (963,009)         570,055
                                                      -------------    -------------    -------------    -------------
Class A Shares
   Shares issued                                             76,935          841,577        5,898,312       17,939,461
   Shares issued in conversion from Advisor Class @              NA          475,004               NA        1,644,628
   Dividends reinvested                                     132,188          161,295          598,780          938,144
   Shares redeemed                                       (1,296,715)      (5,711,578)      (8,813,595)     (22,359,455)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                  (1,087,592)      (4,233,702)      (2,316,503)      (1,837,222)
                                                      -------------    -------------    -------------    -------------

Class B Shares
   Shares issued                                                 --           27,342           11,229           37,119
   Dividends reinvested                                       4,273            3,452           21,987           22,886
   Shares redeemed                                          (44,523)        (224,507)        (184,797)        (536,422)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                     (40,250)        (193,713)        (151,581)        (476,417)
                                                      -------------    -------------    -------------    -------------

Class C Shares
   Shares issued                                             11,205            3,970          205,300          789,910
   Dividends reinvested                                         215              125           12,456           12,603
   Shares redeemed                                          (10,005)         (43,347)        (406,781)        (878,853)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                       1,415          (39,252)        (189,025)         (76,340)
                                                      -------------    -------------    -------------    -------------

Advisor Shares @
   Shares issued                                                 NA           25,250               NA           98,888
   Dividends reinvested                                          NA               --               NA            6,327
   Shares redeemed                                               NA         (475,005)              NA       (2,338,049)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA         (449,755)              NA       (2,232,834)
                                                      -------------    -------------    -------------    -------------

Select Shares
   Shares issued                                                 NA               NA          968,350        2,650,941
   Dividends reinvested                                          NA               NA          105,832          189,097
   Shares redeemed                                               NA               NA         (733,807)      (8,021,420)
                                                      -------------    -------------    -------------    -------------
   Total Select Shares                                           NA               NA          340,375       (5,181,382)
                                                      -------------    -------------    -------------    -------------

Preferred Shares
   Shares issued                                                 NA               NA       10,572,864       13,337,348
   Dividends reinvested                                          NA               NA          644,097        1,031,374
   Shares redeemed                                               NA               NA      (11,371,766)     (18,226,313)
                                                      -------------    -------------    -------------    -------------
   Total Preferred Shares                                        NA               NA         (154,805)      (3,857,591)
                                                      -------------    -------------    -------------    -------------

Trust Shares
   Shares issued                                                 NA               NA          564,895        1,419,562
   Dividends reinvested                                          NA               NA          115,406          211,891
   Shares redeemed                                               NA               NA      (11,453,362)      (8,276,300)
                                                      -------------    -------------    -------------    -------------
   Total Trust Shares                                            NA               NA      (10,773,061)      (6,644,847)
                                                      -------------    -------------    -------------    -------------
Change from capital transactions                      $ (11,255,588)   $ (30,109,974)   $ (14,207,609)   $ (19,736,578)
                                                      =============    =============    =============    =============

                                                            INTERNATIONAL EQUITY                STRATEGIC INCOME
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS        YEAR            SIX MONTHS          YEAR
                                                          ENDED          ENDED              ENDED            ENDED
                                                       JANUARY 31,      JULY 31,         JANUARY 31,        JULY 31,
                                                         2009(a)         2008              2009(a)           2008
                                                      -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                      $  10,197,724    $ 107,442,491    $ 16,686,457 $      21,983,904
   Dividends reinvested                                  46,586,794       37,795,968          401,682        4,073,364
   Shares redeemed                                      (69,358,571)     (84,685,323)     (26,934,435)     (35,830,867)
                                                      -------------    -------------    -------------    -------------
   Total Institutional Shares                           (12,574,053)      60,553,136       (9,846,296)      (9,773,599)
                                                      -------------    -------------    -------------    -------------
Class A Shares

   Shares issued                                            639,719        2,896,227          721,104        1,249,377
   Shares issued in conversion from Advisor Class @              NA        9,645,937               NA       15,920,156
   Dividends reinvested                                   2,246,615        2,514,901          296,022        1,125,496
   Shares redeemed                                       (2,585,465)      (9,970,244)      (2,896,955)      (5,938,850)
                                                      -------------    -------------    -------------    -------------
   Total Class A Shares                                     300,869        5,086,821       (1,879,829)      12,356,179
                                                      -------------    -------------    -------------    -------------
Class B Shares

   Shares issued                                             11,371          301,088           16,033           57,385
   Dividends reinvested                                     159,814          149,739           13,654           55,348
   Shares redeemed                                         (379,780)        (347,766)        (127,312)        (460,088)
                                                      -------------    -------------    -------------    -------------
   Total Class B Shares                                    (208,595)         103,061          (97,625)        (347,355)
                                                      -------------    -------------    -------------    -------------
Class C Shares

   Shares issued                                             13,775          338,590          317,413          917,581
   Dividends reinvested                                      71,937           63,241          197,781          816,495
   Shares redeemed                                          (96,020)        (343,340)      (1,371,198)      (5,538,549)
                                                      -------------    -------------    -------------    -------------
   Total Class C Shares                                     (10,308)          58,491         (856,004)      (3,804,473)
                                                      -------------    -------------    -------------    -------------
Advisor Shares @

   Shares issued                                                 NA          102,711               NA          114,121
   Dividends reinvested                                          NA               --               NA          155,553
   Shares redeemed                                               NA      (10,037,402)              NA      (16,773,483)
                                                      -------------    -------------    -------------    -------------
   Total Advisor Shares                                          NA       (9,934,691)              NA      (16,503,809)
                                                      -------------    -------------    -------------    -------------
Select Shares

   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Select Shares                                           NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
Preferred Shares

   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Preferred Shares                                        NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
Trust Shares

   Shares issued                                                 NA               NA               NA               NA
   Dividends reinvested                                          NA               NA               NA               NA
   Shares redeemed                                               NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
   Total Trust Shares                                            NA               NA               NA               NA
                                                      -------------    -------------    -------------    -------------
Change from capital transactions                      $ (12,492,087)   $  55,866,818    $ (12,679,754)   $ (18,073,057)
                                                      =============    =============    =============    =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                               DISCIPLINED
                                                                                  ALL CAP VALUE              LARGE CAP VALUE
                                                                           --------------------------   -------------------------
                                                                           SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                                                              ENDED         ENDED         ENDED          ENDED
                                                                           JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                                                             2009(a)         2008         2009(a)         2008
                                                                           -----------   ------------   -----------   -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                               526,161      2,610,095     2,820,804    11,460,724
   Dividends reinvested                                                        855,028      1,429,339     1,128,112     3,192,740
   Shares redeemed                                                          (1,809,471)    (3,546,567)   (8,470,022)  (17,353,887)
                                                                           -----------   ------------   -----------   -----------
   Total Institutional Shares                                                 (428,282)       492,867    (4,521,106)   (2,700,423)
                                                                           -----------   ------------   -----------   -----------
Class A Shares
   Shares issued                                                               239,159        865,717       142,940       442,042
   Shares issued in conversion from Advisor Class @                                 NA      1,247,239            NA        22,896
   Dividends reinvested                                                        232,061        446,442        46,009       129,520
   Shares redeemed                                                            (735,514)    (1,331,075)     (390,993)   (1,114,026)
                                                                           -----------   ------------   -----------   -----------
   Total Class A Shares                                                       (264,294)     1,228,323      (202,044)     (519,568)
                                                                           -----------   ------------   -----------   -----------
Class B Shares
   Shares issued                                                                 2,035         11,141         3,955         5,935
   Dividends reinvested                                                         84,045        150,389         8,884        22,786
   Shares redeemed                                                            (131,672)      (232,910)      (48,685)      (93,999)
                                                                           -----------   ------------   -----------   -----------
   Total Class B Shares                                                        (45,592)       (71,380)      (35,846)      (65,278)
                                                                           -----------   ------------   -----------   -----------
   Class C Shares
   Shares issued                                                                55,152        289,994         7,375        28,721
   Dividends reinvested                                                         22,987         34,095         2,204         7,986
   Shares redeemed                                                            (107,127)      (146,217)      (61,157)      (59,831)
                                                                           -----------   ------------   -----------   -----------
   Total Class C Shares                                                        (28,988)       177,872       (51,578)      (23,124)
                                                                           -----------   ------------   -----------   -----------
Advisor Shares @
   Shares issued                                                                    NA         22,635            NA            97
   Dividends reinvested                                                             NA          2,668            NA            64
   Shares redeemed                                                                  NA    (1,319,178)            NA       (26,037)
                                                                           -----------   ------------   -----------   -----------
   Total Advisor Shares                                                             NA    (1,293,875)            NA       (25,876)
                                                                           -----------   ------------   -----------   -----------
Select Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Select Shares                                                              NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Preferred Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Preferred Shares                                                           NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Trust Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Trust Shares                                                               NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Change from capital transactions                                              (767,156)       533,807    (4,810,574)   (3,334,269)
                                                                           ===========   ============   ===========   ===========

----------
(a)   Unaudited
@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                    STRUCTURED
                                                                                  LARGE CAP PLUS             EQUITY INDEX
                                                                           --------------------------   -------------------------
                                                                           SIX MONTHS         YEAR       SIX MONTHS       YEAR
                                                                              ENDED           ENDED        ENDED          ENDED
                                                                           JANUARY 31,      JULY 31,    JANUARY 31,     JULY 31,
                                                                             2009(a)          2008        2009(a)         2008
                                                                           -----------   ------------   -----------   -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                                 2,012        585,317     2,047,626     2,234,919
   Dividends reinvested                                                        119,553        114,438        99,906       114,790
   Shares redeemed                                                            (958,149)    (2,219,177)   (2,227,250)   (2,321,873)
                                                                           -----------   ------------   -----------   -----------
   Total Institutional Shares                                                 (836,584)    (1,519,422)      (79,718)       27,836
                                                                           -----------   ------------   -----------   -----------
Class A Shares
   Shares issued                                                                 4,781         51,661       314,373       684,184
   Shares issued in conversion from Advisor Class @                                 NA         29,339            NA        61,758
   Dividends reinvested                                                         11,940          9,832        30,327        35,041
   Shares redeemed                                                            (117,564)      (360,870)     (459,562)     (846,425)
                                                                           -----------   ------------   -----------   -----------
   Total Class A Shares                                                       (100,843)      (270,038)     (114,862)      (65,442)
                                                                           -----------   ------------   -----------   -----------
Class B Shares
   Shares issued                                                                     1          1,621           498         1,392
   Dividends reinvested                                                            383            200         1,103           852
   Shares redeemed                                                              (4,178)       (14,215)       (9,949)      (20,101)
                                                                           -----------   ------------   -----------   -----------
   Total Class B Shares                                                         (3,794)       (12,394)       (8,348)      (17,857)
                                                                           -----------   ------------   -----------   -----------
Class C Shares
   Shares issued                                                                 1,076            243        11,121        30,437
   Dividends reinvested                                                             20              7           621           471
   Shares redeemed                                                               (975)         (2,580)      (20,975)      (33,474)
                                                                           -----------   ------------   -----------   -----------
   Total Class C Shares                                                            121         (2,330)       (9,233)       (2,566)
                                                                           -----------   ------------   -----------   -----------
Advisor Shares @
   Shares issued                                                                    NA          1,478            NA         3,539
   Dividends reinvested                                                             NA             --            NA           219
   Shares redeemed                                                                  NA        (29,022)           NA       (86,159)
                                                                           -----------   ------------   -----------   -----------
   Total Advisor Shares                                                             NA        (27,544)           NA       (82,401)
                                                                           -----------   ------------   -----------   -----------
Select Shares
   Shares issued                                                                    NA             NA        50,953        99,285
   Dividends reinvested                                                             NA             NA         5,389         6,996
   Shares redeemed                                                                  NA             NA       (37,983)     (288,574)
                                                                           -----------   ------------   -----------   -----------
   Total Select Shares                                                              NA             NA        18,359      (182,293)
                                                                           -----------   ------------   -----------   -----------
Preferred Shares
   Shares issued                                                                    NA             NA       547,030       500,849
   Dividends reinvested                                                             NA             NA        32,716        38,431
   Shares redeemed                                                                  NA             NA      (638,439)     (685,113)
                                                                           -----------   ------------   -----------   -----------
   Total Preferred Shares                                                           NA             NA       (58,693)     (145,833)
                                                                           -----------   ------------   -----------   -----------
Trust Shares
   Shares issued                                                                    NA             NA        32,083        53,269
   Dividends reinvested                                                             NA             NA         5,606         7,891
   Shares redeemed                                                                  NA             NA      (587,802)     (307,364)
                                                                           -----------   ------------   -----------   -----------
   Total Trust Shares                                                               NA             NA      (550,113)     (246,204)
                                                                           -----------   ------------   -----------   -----------
Change from capital transactions                                             (941,100)    (1,831,728)     (802,608)      (714,760)
                                                                           ===========   ============   ===========   ===========

                                                                              INTERNATIONAL EQUITY         STRATEGIC INCOME
                                                                           --------------------------   -------------------------
                                                                           SIX MONTHS       YEAR        SIX MONTHS        YEAR
                                                                              ENDED         ENDED          ENDED         ENDED
                                                                           JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                                                             2009(a)         2008         2009(a)         2008
                                                                           -----------   ------------   -----------   -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                             1,145,032      7,675,377     1,888,762     2,262,109
   Dividends reinvested                                                      7,729,437      2,466,260        51,759       385,400
   Shares redeemed                                                          (8,511,245)    (5,925,937)   (3,414,111)   (3,402,388)
                                                                           -----------   ------------   -----------   -----------
   Total Institutional Shares                                                  363,224      4,215,700    (1,473,590)     (754,879)
                                                                           -----------   ------------   -----------   -----------
Class A Shares
   Shares issued                                                                86,992        190,419        92,003       119,016
   Shares issued in conversion from Advisor Class @                                 NA        608,573            NA     1,483,705
   Dividends reinvested                                                        373,101        165,597        37,862       108,234
   Shares redeemed                                                            (324,682)      (701,535)     (357,828)     (573,107)
                                                                           -----------   ------------   -----------   -----------
   Total Class A Shares                                                        135,411        263,054      (227,963)    1,137,848
                                                                           -----------   ------------   -----------   -----------
Class B Shares
   Shares issued                                                                 1,658         21,339         2,267         5,647
   Dividends reinvested                                                         27,360         10,032         1,748         5,271
   Shares redeemed                                                             (42,271)       (25,184)      (16,107)      (43,372)
                                                                           -----------   ------------   -----------   -----------
   Total Class B Shares                                                        (13,253)          6,187      (12,092)      (32,454)
                                                                           -----------   ------------   -----------   -----------
Class C Shares
   Shares issued                                                                 2,129         24,176        41,928        88,856
   Dividends reinvested                                                         12,797          4,363        25,573        78,296
   Shares redeemed                                                             (10,621)       (25,632)     (172,732)     (530,122)
                                                                           -----------   ------------   -----------   -----------
   Total Class C Shares                                                          4,305          2,907      (105,231)     (362,970)
                                                                           -----------   ------------   -----------   -----------
Advisor Shares @
   Shares issued                                                                    NA          6,258            NA        10,234
   Dividends reinvested                                                             NA             --            NA        13,901
   Shares redeemed                                                                  NA       (633,597)           NA    (1,560,928)
                                                                           -----------   ------------   -----------   -----------
   Total Advisor Shares                                                             NA       (627,339)           NA    (1,536,793)
                                                                           -----------   ------------   -----------   -----------
Select Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Select Shares                                                              NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Preferred Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Preferred Shares                                                           NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Trust Shares
   Shares issued                                                                    NA             NA            NA            NA
   Dividends reinvested                                                             NA             NA            NA            NA
   Shares redeemed                                                                  NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
   Total Trust Shares                                                               NA             NA            NA            NA
                                                                           -----------   ------------   -----------   -----------
Change from capital transactions                                               489,687      3,860,509    (1,818,876)   (1,549,248)
                                                                           ===========   ============   ===========   ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                            LIFEMODEL                        LIFEMODEL
                                                                           AGGRESSIVE(SM)             MODERATELY AGGRESSIVE(SM)
                                                                  ------------------------------   -----------------------------
                                                                   SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                                      ENDED           ENDED           ENDED           ENDED
                                                                   JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,
                                                                     2009(a)           2008           2009(a)           2008
                                                                  -------------   --------------   -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                                  $  10,919,057   $   36,651,093   $  16,929,648   $  35,765,190
   Dividends reinvested                                              10,519,557       11,973,027      11,754,492      14,649,716
   Shares redeemed                                                  (17,635,315)     (36,991,479)    (18,090,020)    (35,921,085)
                                                                  -------------   --------------   -------------   -------------
   Total Institutional Shares                                         3,803,299       11,632,641      10,594,120      14,493,821
                                                                  -------------   --------------   -------------   -------------
Class A Shares
   Shares issued                                                      1,819,637        6,578,900       3,172,259      11,129,345
   Shares issued in conversion from Advisor Class @                          NA        1,025,921              NA       1,726,994
   Dividends reinvested                                               3,951,439        5,129,311       6,861,748      11,137,882
   Shares redeemed                                                   (5,734,000)     (14,482,942)    (13,240,192)    (31,570,465)
                                                                  -------------   --------------   -------------   -------------
   Total Class A Shares                                                  37,076       (1,748,810)     (3,206,185)     (7,576,244)
                                                                  -------------   --------------   -------------   -------------
Class B Shares
   Shares issued                                                         54,582          251,759         112,276         867,984
   Dividends reinvested                                               1,158,175        1,437,622       2,953,873       4,594,307
   Shares redeemed                                                   (1,102,743)      (3,781,777)     (4,127,211)     (9,610,608)
                                                                  -------------   --------------   -------------   -------------
   Total Class B Shares                                                 110,014       (2,092,396)     (1,061,062)     (4,148,317)
                                                                  -------------   --------------   -------------   -------------
Class C Shares
   Shares issued                                                        119,930          256,370         107,897         575,356
   Dividends reinvested                                                 187,302          225,654         345,242         588,739
   Shares redeemed                                                     (168,019)        (712,318)       (998,090)     (2,699,330)
                                                                  -------------   --------------   -------------   -------------
   Total Class C Shares                                                 139,213         (230,294)       (544,951)     (1,535,235)
                                                                  -------------   --------------   -------------   -------------
Advisor Shares @
   Shares issued                                                             NA           62,490              NA          87,212
   Dividends reinvested                                                      NA               --              NA           4,049
   Shares redeemed                                                           NA       (1,232,279)             NA      (2,051,762)
                                                                  -------------   --------------   -------------   -------------
   Total Advisor Shares                                                      NA       (1,169,789)             NA      (1,960,501)
                                                                  -------------   --------------   -------------   -------------
Change from capital transactions                                  $   4,089,602   $    6,391,352   $   5,781,922   $    (726,476)
                                                                  =============   ==============   =============   =============

----------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                              LIFEMODEL                      LIFEMODEL
                                                                             MODERATE(SM)           MODERATELY CONSERVATIVE(SM)
                                                                  ------------------------------   -----------------------------
                                                                   SIX MONTHS           YEAR         SIX MONTHS          YEAR
                                                                      ENDED            ENDED           ENDED            ENDED
                                                                   JANUARY 31,        JULY 31,      JANUARY 31,        JULY 31,
                                                                     2009(a)            2008          2009(a)            2008
                                                                  -------------   --------------   -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                                  $  27,605,138   $   63,815,563   $   6,184,932   $  20,168,978
   Dividends reinvested                                              19,580,434       32,832,009       2,766,097       3,836,684
   Shares redeemed                                                  (37,120,525)    (100,326,429)     (8,872,392)     (16,227,79)
                                                                  -------------   --------------   -------------   -------------
   Total Institutional Shares                                        10,065,047       (3,678,857)         78,637       7,777,871
                                                                  -------------   --------------   -------------   -------------
Class A Shares
   Shares issued                                                      1,747,193       15,105,360       1,070,930       2,584,086
   Shares issued in conversion from Advisor Class @                          NA          490,793              NA          67,850
   Dividends reinvested                                               3,714,990        7,377,426       1,345,176       2,757,705
   Shares redeemed                                                  (10,310,722)     (31,148,455)     (4,827,701)     (11,387,67)
                                                                  -------------   --------------   -------------   -------------
   Total Class A Shares                                              (4,848,539)      (8,174,876)     (2,411,595)     (5,978,031)
                                                                  -------------   --------------   -------------   -------------
Class B Shares
   Shares issued                                                        289,351        1,084,157         164,638         472,662
   Dividends reinvested                                               1,542,082        2,916,318         699,883       1,286,727
   Shares redeemed                                                   (4,172,508)      (9,160,343)     (2,514,756)     (4,348,925)
                                                                  -------------   --------------   -------------   -------------
   Total Class B Shares                                              (2,341,075)      (5,159,868)     (1,650,235)     (2,589,536)
                                                                  -------------   --------------   -------------   -------------
Class C Shares
   Shares issued                                                         49,584          325,086           9,012         440,591
   Dividends reinvested                                                 198,235          385,650          86,384         177,134
   Shares redeemed                                                     (533,968)      (1,721,243)       (426,602)       (932,535)
                                                                  -------------   --------------   -------------   -------------
   Total Class C Shares                                                (286,149)      (1,010,507)       (331,206)       (314,810)
                                                                  -------------   --------------   -------------   -------------
Advisor Shares @
   Shares issued                                                             NA           78,341              NA              --
   Dividends reinvested                                                      NA            1,867              NA             427
   Shares redeemed                                                           NA         (504,388)             NA         (68,210)
                                                                  -------------   --------------   -------------   -------------
   Total Advisor Shares                                                      NA         (424,180)             NA         (67,783)
                                                                  -------------   --------------   -------------   -------------
Change from capital transactions                                  $   2,589,284   $  (18,448,288)  $  (4,314,399)  $  (1,172,289)
                                                                  =============   ==============   =============   =============

                                                                             LIFEMODEL
                                                                           CONSERVATIVE(SM)              HIGH YIELD BOND
                                                                  ------------------------------   -----------------------------
                                                                    SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                                       ENDED            ENDED           ENDED           ENDED
                                                                    JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,
                                                                      2009(a)           2008           2009(a)           2008
                                                                  -------------   --------------   -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                                                  $   5,984,199   $   18,340,781   $   1,695,157   $  11,952,468
   Dividends reinvested                                               1,066,662        1,823,371         985,907       2,386,235
   Shares redeemed                                                   (6,480,425)     (13,605,138)     (6,455,320)    (30,016,314)
                                                                  -------------   --------------   -------------   -------------
   Total Institutional Shares                                           570,436        6,559,014      (3,774,256)    (15,677,611)
                                                                  -------------   --------------   -------------   -------------
Class A Shares
   Shares issued                                                      1,274,828        3,811,460         447,730       1,737,216
   Shares issued in conversion from Advisor Class @                          NA           46,710              NA          13,971
   Dividends reinvested                                                 406,354          886,855           6,089           9,811
   Shares redeemed                                                   (2,843,120)      (5,438,575)        (36,038)     (1,691,250)
                                                                  -------------   --------------   -------------   -------------
   Total Class A Shares                                              (1,161,938)        (693,550)        417,781          69,748
                                                                  -------------   --------------   -------------   -------------
Class B Shares
   Shares issued                                                        375,321          360,223              (7)         73,109
   Dividends reinvested                                                 195,822          434,348           2,307           2,954
   Shares redeemed                                                   (1,250,119)      (1,907,057)        (53,140)        (72,393)
                                                                  -------------   --------------   -------------   -------------
   Total Class B Shares                                                (678,976)      (1,112,486)        (50,840)          3,670
                                                                  -------------   --------------   -------------   -------------
Class C Shares
   Shares issued                                                        170,529          223,628              (9)            556
   Dividends reinvested                                                  54,878          125,660           1,270           2,039
   Shares redeemed                                                     (400,631)        (927,467)             --         (10,787)
                                                                  -------------   --------------   -------------   -------------
   Total Class C Shares                                                (175,224)        (578,179)          1,261          (8,192)
                                                                  -------------   --------------   -------------   -------------
Advisor Shares @
   Shares issued                                                             NA               --              NA              --
   Dividends reinvested                                                      NA              386              NA             109
   Shares redeemed                                                           NA          (46,710)             NA         (13,971)
                                                                  -------------   --------------   -------------   -------------
   Total Advisor Shares                                                      NA          (46,324)             NA         (13,862)
                                                                  -------------   --------------   -------------   -------------
Change from capital transactions                                  $  (1,445,702)  $    4,128,475   $  (3,406,054)  $ (15,626,247)
                                                                  =============   ==============   =============   =============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                 LIFEMODEL                  LIFEMODEL
                                                                                AGGRESSIVE(SM)        MODERATELY AGGRESSIVE(SM)
                                                                         --------------------------   ------------------------
                                                                         SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                                                            ENDED          ENDED         ENDED         ENDED
                                                                         JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                                                           2009(a)         2008         2009(a)         2008
                                                                         -----------   ------------   -----------    ----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                           1,124,988      2,420,541     1,712,944     2,524,975
   Dividends reinvested                                                    1,353,804        747,918     1,406,948       991,426
   Shares redeemed                                                        (1,774,510)    (2,420,205)   (1,857,209)   (2,491,206)
                                                                         -----------   ------------   -----------    ----------
   Total Institutional Shares                                                704,282        748,254     1,262,683     1,025,195
                                                                         -----------   ------------   -----------    ----------
Class A Shares
   Shares issued                                                             186,148        426,168       344,129       778,679
   Shares issued in conversion from Advisor Class @                               NA         62,824            NA       113,097
   Dividends reinvested                                                      512,405        321,974       822,513       754,334
   Shares redeemed                                                          (593,087)      (961,357)   (1,329,052)   (2,250,245)
                                                                         -----------   ------------   -----------    ----------
   Total Class A Shares                                                      105,466       (150,391)     (162,410)     (604,135)
                                                                         -----------   ------------   -----------    ----------
Class B Shares
   Shares issued                                                               7,210         17,098        10,820        60,488
   Dividends reinvested                                                      156,094         92,484       359,858       313,003
   Shares redeemed                                                         (117,300)       (254,078)     (421,200)     (683,464)
                                                                         -----------   ------------   -----------    ----------
   Total Class B Shares                                                       46,004       (144,496)      (50,522)     (309,973)
                                                                         -----------   ------------   -----------    ----------
Class C Shares
   Shares issued                                                              11,057         17,035        11,304        39,854
   Dividends reinvested                                                       25,275         14,531        42,054        40,139
   Shares redeemed                                                           (19,284)       (48,144)     (100,295)     (189,582)
                                                                         -----------   ------------   -----------    ----------
   Total Class C Shares                                                       17,048        (16,578)      (46,937)     (109,589)^
                                                                         -----------   ------------   -----------    ----------
Advisor Shares @
   Shares issued                                                                  NA          3,820            NA         5,575
   Dividends reinvested                                                           NA             --            NA           256
   Shares redeemed                                                                NA        (74,630)           NA      (133,454)
                                                                         -----------   ------------   -----------    ----------
   Total Advisor Shares                                                           NA        (70,810)           NA      (127,623)
                                                                         -----------   ------------   -----------    ----------
Change from capital transactions                                             872,800        365,979     1,002,814      (126,125)
                                                                         ===========   ============   ===========    ==========

----------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                 LIFEMODEL                 LIFEMODEL
                                                                                MODERATE(SM)          MODERATELY CONSERVATIVE(SM)
                                                                         --------------------------   ---------------------------
                                                                         SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                                            ENDED         ENDED           ENDED          ENDED
                                                                         JANUARY 31,     JULY 31,      JANUARY 31,      JULY 31,
                                                                           2009(a)         2008          2009(a)          2008
                                                                         -----------   ------------   ------------    -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                           2,923,054      5,027,555        723,395      1,796,229
   Dividends reinvested                                                    2,327,267      2,572,715        353,480        337,217
   Shares redeemed                                                        (3,931,387)    (7,999,852)      (995,105)    (1,425,032)
                                                                         -----------   ------------   ------------    -----------
   Total Institutional Shares                                              1,318,934       (399,582)        81,770        708,414
                                                                         -----------   ------------   ------------    -----------
Class A Shares
   Shares issued                                                             184,497      1,182,729        126,401        233,445
   Shares issued in conversion from Advisor Class @                               NA         37,069             NA          5,726
   Dividends reinvested                                                      441,990        577,991        172,098        242,334
   Shares redeemed                                                        (1,094,376)    (2,510,605)      (535,210)    (1,031,296)
                                                                         -----------   ------------   ------------    -----------
   Total Class A Shares                                                     (467,889)      (712,816)      (236,711)      (549,791)
                                                                         -----------   ------------   ------------    -----------
Class B Shares
   Shares issued                                                              30,701         87,734         18,311         43,140
   Dividends reinvested                                                      185,444        228,926         90,244        113,227
   Shares redeemed                                                          (441,383)      (745,942)      (292,741)      (391,623)
                                                                         -----------   ------------   ------------    -----------
   Total Class B Shares                                                     (225,238)      (429,282)      (184,186)      (235,256)
                                                                         -----------   ------------   ------------    -----------
Class C Shares
   Shares issued                                                               5,253         25,884            983         39,191
   Dividends reinvested                                                       23,807         30,248         11,111         15,573
   Shares redeemed                                                           (56,039)      (139,443)       (50,822)       (85,312)
                                                                         -----------   ------------   ------------    -----------
   Total Class C Shares                                                      (26,979)       (83,311)       (38,728)       (30,548)
                                                                         -----------   ------------   ------------    -----------
Advisor Shares @
   Shares issued                                                                  NA          5,704             NA             --
   Dividends reinvested                                                           NA            138             NA             35
   Shares redeemed                                                                NA        (38,164)            NA         (5,760)
                                                                         -----------   ------------   ------------    -----------
   Total Advisor Shares                                                           NA        (32,322)            NA         (5,725)
                                                                         -----------   ------------   ------------    -----------
Change from capital transactions
                                                                             598,828     (1,657,313)      (377,855)      (112,906)
                                                                         ===========   ============   ============    ===========

                                                                                  LIFEMODEL
                                                                               CONSERVATIVE(SM)            HIGH YIELD BOND
                                                                         --------------------------   ---------------------------
                                                                         SIX MONTHS       YEAR          SIX MONTHS       YEAR
                                                                            ENDED        ENDED            ENDED         ENDED
                                                                         JANUARY 31,    JULY 31,       JANUARY 31,     JULY 31,
                                                                           2009(a)        2008           2009(a)         2008
                                                                         -----------   ------------   ------------    -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                             673,819       1,720,311       230,881      1,247,164
   Dividends reinvested                                                      127,085         172,275       134,755        250,007
   Shares redeemed                                                          (729,648)    (1,273,251)     (874,287)     (3,135,169)
                                                                         -----------   ------------   ------------    -----------
   Total Institutional Shares                                                 71,256         619,335     (508,651)     (1,637,998)
                                                                         -----------   ------------   ------------    -----------
Class A Shares
   Shares issued                                                             138,466        362,875         62,140        174,624
   Shares issued in conversion from Advisor Class @                               NA          4,277             NA          1,468
   Dividends reinvested                                                       48,416         83,839            837          1,035
   Shares redeemed                                                          (314,884)      (517,198)       (5,060)       (172,818)
                                                                         -----------   ------------   ------------    -----------
   Total Class A Shares                                                     (128,002)       (66,207)        57,917          4,309
                                                                         -----------   ------------   ------------    -----------
Class B Shares
   Shares issued                                                              43,356         34,927             --         7,898
   Dividends reinvested                                                       23,518         41,089            305            314
   Shares redeemed                                                          (141,544)      (182,825)        (8,382)        (7,478)
                                                                         -----------   ------------   ------------    -----------
   Total Class B Shares                                                      (74,670)      (106,809)       (8,077)            734
                                                                         -----------   ------------   ------------    -----------
Class C Shares
   Shares issued                                                              20,585         20,812             --             60
   Dividends reinvested                                                        6,586         11,881            174            215
   Shares redeemed                                                           (44,143)       (86,320)            --         (1,144)
                                                                         -----------   ------------   ------------    -----------
   Total Class C Shares                                                      (16,972)       (53,627)           174           (869)
                                                                         -----------   ------------   ------------    -----------
Advisor Shares @
   Shares issued                                                                  NA             --             NA             --
   Dividends reinvested                                                           NA             35            NA             11
   Shares redeemed                                                                NA         (4,281)            NA         (1,463)
                                                                         -----------   ------------   ------------    -----------
   Total Advisor Shares                                                           NA         (4,246)            NA         (1,452)
                                                                         -----------   ------------   ------------    -----------
Change from capital transactions                                            (148,388)       388,446       (458,637)    (1,635,276)
                                                                         ===========   ============   ============    ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                            TOTAL RETURN BOND              SHORT TERM BOND
                                                                      -----------------------------   -----------------------------
                                                                        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                          ENDED           ENDED           ENDED           ENDED
                                                                       JANUARY 31,       JULY 31,      JANUARY 31,       JULY 31,
                                                                         2009(a)           2008          2009(a)           2008
                                                                      -------------   -------------   -------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares
Shares issued                                                         $  10,413,333   $  55,448,603   $  13,340,951   $  38,778,368
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                 NA     432,862,663              NA              NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                      NA      22,356,315              NA              NA
   Dividends reinvested                                                   9,384,848      15,233,723       2,541,131       5,752,008
   Shares redeemed                                                     (115,856,715)   (153,495,216)    (42,410,366)    (69,879,465)
                                                                      -------------   -------------   -------------   -------------
   Total Institutional Shares                                           (96,058,534)    372,406,088     (26,528,284)    (25,349,089)
                                                                      -------------   -------------   -------------   -------------
Class A Shares
   Shares issued                                                            604,183       4,757,347         630,638       1,555,050
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                 NA      12,706,128              NA              NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                      NA       2,629,403              NA              NA
   Shares issued in conversion from Advisor Class @                              NA         339,216              NA              --
   Dividends reinvested                                                     403,954         761,624         102,181         296,526
   Shares redeemed                                                       (2,899,121)     (7,293,118)     (2,112,937)     (4,423,619)
                                                                      -------------   -------------   -------------   -------------
   Total Class A Shares                                                  (1,890,984)     13,900,600      (1,380,118)     (2,572,043)
                                                                      -------------   -------------   -------------   -------------
Class B Shares
   Shares issued                                                            497,330         755,230              NA              NA
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                 NA       1,750,919              NA              NA
   Dividends reinvested                                                      60,398         109,788              NA              NA
   Shares redeemed                                                         (519,772)     (1,009,669)             NA              NA
                                                                      -------------   -------------   -------------   -------------
   Total Class B Shares                                                      37,956       1,606,268              NA              NA
                                                                      -------------   -------------   -------------   -------------
Class C Shares
   Shares issued                                                             42,400          45,337         217,609         119,629
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                 NA         450,228              NA              NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                      NA       1,153,974              NA              NA
   Dividends reinvested                                                      19,929          34,380           1,336           2,401
   Shares redeemed                                                         (733,383)       (262,540)        (23,206)       (111,142)
                                                                      -------------   -------------   -------------   -------------
   Total Class C Shares                                                    (671,054)      1,421,379         195,739          10,888
                                                                      -------------   -------------   -------------   -------------
Advisor Shares @
   Shares issued                                                                 NA           7,096              NA             (23)
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                 NA         101,035              NA              NA
   Dividends reinvested                                                          NA           2,939              NA              --
   Shares redeemed                                                               NA        (346,368)             NA              --
                                                                      -------------   -------------   -------------   -------------
   Total Advisor Shares                                                          NA        (235,298)             NA             (23)
                                                                      -------------   -------------   -------------   -------------
Change from capital transactions                                      $ (98,582,616)  $ 389,099,037   $ (27,712,663)  $ (27,910,267)
                                                                      =============   =============   =============   =============

----------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16,2007.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                            TOTAL RETURN BOND           SHORT TERM BOND
                                                                      ---------------------------   -------------------------
                                                                       SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                                                          ENDED         ENDED          ENDED         ENDED
                                                                       JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,
                                                                         2009(a)         2008         2009(a)         2008
                                                                      ------------   ------------   -----------   -----------
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                                                         1,223,235      5,808,716     1,449,218     4,132,887
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                NA     44,475,085            NA            NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                     NA      2,297,031            NA            NA
   Dividends reinvested                                                  1,119,007      1,599,833       281,146       613,604
   Shares redeemed                                                     (13,603,100)   (16,017,321)   (4,656,199)   (7,423,354)
                                                                      ------------   ------------   -----------   -----------
   Total Institutional Shares                                          (11,260,858)    38,163,344    (2,925,835)   (2,676,863)
                                                                      ------------   ------------   -----------   -----------
Class A Shares
   Shares issued                                                            71,210        490,264        69,095       165,297
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                NA      1,306,274            NA            NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                     NA        270,320            NA            NA
   Shares issued in conversion from Advisor Class @                             NA         34,614            NA            --
   Dividends reinvested                                                     48,180         79,925        11,305        31,641
   Shares redeemed                                                        (342,008)      (761,289)     (232,958)     (471,481)
                                                                      ------------   ------------   -----------   -----------
   Total Class A Shares                                                   (222,618)     1,420,108      (152,558)     (274,543)
                                                                      ------------   ------------   -----------   -----------
Class B Shares
   Shares issued                                                            58,391         78,326            NA            NA
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                NA        179,884            NA            NA
   Dividends reinvested                                                      7,205         11,512            NA            NA
   Shares redeemed                                                         (61,395)      (105,506)           NA            NA
                                                                      ------------   ------------   -----------   -----------
   Total Class B Shares                                                      4,201        164,216            NA            NA
                                                                      ------------   ------------   -----------   -----------
Class C Shares
   Shares issued                                                             5,005          4,698        24,037        12,753
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                NA         46,240            NA            NA
   Shares issued in connection with acquisition of Government Bond
     Fund ~                                                                     NA        118,517            NA            NA
   Dividends reinvested                                                      2,373          3,612           148           256
   Shares redeemed                                                         (83,452)       (27,256)       (2,558)      (11,825)
                                                                      ------------   ------------   -----------   -----------
   Total Class C Shares                                                    (76,074)       145,811        21,627         1,184
                                                                      ------------   ------------   -----------   -----------
Advisor Shares @
   Shares issued                                                                NA            733            NA            --
   Shares issued in connection with acquisition of Intermediate
     Bond Fund ~                                                                NA         10,380            NA            NA
   Dividends reinvested                                                         NA            303            NA            --
   Shares redeemed                                                              NA        (35,330)           NA            --
                                                                      ------------   ------------   -----------   -----------
   Total Advisor Shares                                                         NA        (23,914)           NA            --
                                                                      ------------   ------------   -----------   -----------
Change from capital transactions                                       (11,555,349)    39,869,565    (3,056,766)   (2,950,222)
                                                                      ============   ============   ===========   ===========

----------
(a)   Unaudited

@     Advisor Shares merged into Class A Shares on November 26, 2007.

~     Shares acquired November 16,2007.

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                      STRUCTURED
                                                                                                                       LARGE CAP
                                                                                                                          PLUS
                                                                                                                     -------------
INCREASE (DECREASE) IN CASH:
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations                                                                           $ (60,112,209)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term securities                                                                                      (52,071,915)
Proceeds from sales of long-term securities                                                                             74,800,688
Sale of short-term investment securities, net                                                                           (5,811,733)
Proceeds from securities sold short                                                                                     (3,868,689)
Deposits with brokers for futures contracts                                                                               (891,000)
Increase in dividends receivable                                                                                             15,055
Decrease in receivable for investments sold                                                                                (35,466)
Decrease in other assets                                                                                                   (90,506)
Proceeds from futures transactions                                                                                        (510,227)
Increase in payable for investments purchased                                                                               222,967
Decrease in payable to Advisor                                                                                             (55,522)
Decrease in distribution and administrative servicing fee                                                                   (1,565)
Increase dividends payable on securities sold short                                                                         67,427
Increase in other liabilities                                                                                              216,952
Unrealized depreciation on investments                                                                                  41,177,174
Net realized loss on investments                                                                                        19,835,348
                                                                                                                     -------------
Net cash received from operating activities                                                                             12,886,779
                                                                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid*                                                                                                  (244,042)
Net proceeds from capital share activity                                                                               (12,642,737)
                                                                                                                     -------------
Net cash used for financing activities                                                                                 (12,886,779)
                                                                                                                     -------------
NET INCREASE (DECREASE) IN CASH                                                                                                  0

CASH AND FOREIGN CURRENCY:
Beginning of year                                                                                                                0
                                                                                                                     -------------
End of year                                                                                                          $           0
                                                                                                                     =============

----------
* Noncash financing activities not included herein consist of reinvestment of dividends of $1,461,465.

                       See notes to financial statements.

                      This page intentionally left blank.

FIFTH THIRD FUNDS FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                    RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                  -----------------------------              --------------------
                                                                  NET REALIZED
                                                                      AND
                                                                   UNREALIZED    CHANGE IN
                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                         VALUE,        NET           FROM        RESULTING      NET        NET
                                       BEGINNING    INVESTMENT   INVESTMENTS        FROM     INVESTMENT  REALIZED
                                       OF PERIOD  INCOME/(LOSS)  TRANSACTIONS    OPERATIONS    INCOME     GAINS
-----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $    8.09     (0.01)(x)        (3.34)        (3.35)        --         --
Year ended 7/31/08                     $   13.42     (0.06)(x)        (0.77)        (0.83)        --      (4.50)
Year ended 7/31/07                     $   14.10     (0.08)(x)         2.64          2.56         --      (3.24)
Year ended 7/31/06                     $   15.58     (0.11)(x)         0.50          0.39         --      (1.87)
Year ended 7/31/05                     $   15.48     (0.10)(x)         3.07          2.97         --      (2.87)
Year ended 7/31/04                     $   15.90     (0.12)(x)         1.43          1.31         --      (1.73)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Six months ended 1/31/09 +             $    7.54     (0.02)(x)        (3.11)        (3.13)        --         --
Year ended 7/31/08                     $   12.84     (0.08)(x)        (0.72)        (0.80)        --      (4.50)
Year ended 7/31/07                     $   13.65     (0.11)(x)         2.54          2.43         --      (3.24)
Year ended 7/31/06                     $   15.17     (0.14)(x)         0.49          0.35         --      (1.87)
Year ended 7/31/05                     $   15.18     (0.14)(x)         3.00          2.86         --      (2.87)
Year ended 7/31/04                     $   15.65     (0.17)(x)         1.43          1.26         --      (1.73)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Six months ended 1/31/09 +             $    6.92     (0.04)(x)        (2.85)        (2.89)        --         --
Year ended 7/31/08                     $   12.21     (0.14)(x)        (0.65)        (0.79)        --      (4.50)
Year ended 7/31/07                     $   13.21     (0.20)(x)         2.44          2.24         --      (3.24)
Year ended 7/31/06                     $   14.85     (0.25)(x)         0.48          0.23         --      (1.87)
Year ended 7/31/05                     $   15.02     (0.24)(x)         2.94          2.70         --      (2.87)
Year ended 7/31/04                     $   15.61     (0.29)(x)         1.43          1.14         --      (1.73)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Six months ended 1/31/09 +             $    6.93     (0.04)(x)        (2.85)        (2.89)        --         --
Year ended 7/31/08                     $   12.23     (0.14)(x)        (0.66)        (0.80)        --      (4.50)
Year ended 7/31/07                     $   13.23     (0.20)(x)         2.44          2.24         --      (3.24)
Year ended 7/31/06                     $   14.86     (0.25)(x)         0.49          0.24         --      (1.87)
Year ended 7/31/05                     $   15.03     (0.24)(x)         2.94          2.70         --      (2.87)
Year ended 7/31/04                     $   15.62     (0.29)(x)         1.43          1.14         --      (1.73)
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   12.03     (0.01)(x)        (4.88)        (4.89)        --      (1.41)
Year ended 7/31/08                     $   15.70     (0.05)(x)        (1.43)        (1.48)        --      (2.19)
Year ended 7/31/07                     $   16.55     (0.07)(x)@        2.72          2.65         --      (3.50)
Year ended 7/31/06                     $   16.03     (0.04)(x)         0.77          0.73      (0.02)     (0.19)
Year ended 7/31/05                     $   12.96        --^            3.07          3.07         --         --
Year ended 7/31/04                     $   12.02     (0.09)            1.03          0.94         --         --
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Six months ended 1/31/09 +             $   11.56     (0.02)(x)        (4.69)        (4.71)        --      (1.41)
Year ended 7/31/08                     $   15.20     (0.08)(x)        (1.37)        (1.45)        --      (2.19)
Year ended 7/31/07                     $   16.17     (0.11)(x)@        2.64          2.53         --      (3.50)
Year ended 7/31/06                     $   15.69     (0.08)(x)         0.76          0.68      (0.01)     (0.19)
Year ended 7/31/05                     $   12.72     (0.05)            3.02          2.97         --         --
Year ended 7/31/04                     $   11.82     (0.12)            1.02          0.90         --         --
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Six months ended 1/31/09 +             $   10.68     (0.04)(x)        (4.34)        (4.38)        --      (1.41)
Year ended 7/31/08                     $   14.31     (0.17)(x)        (1.27)        (1.44)        --      (2.19)
Year ended 7/31/07                     $   15.50     (0.21)(x)@        2.52          2.31         --      (3.50)
Year ended 7/31/06                     $   15.16     (0.20)(x)         0.73          0.53         --      (0.19)
Year ended 7/31/05                     $   12.38     (0.15)            2.93          2.78         --         --
Year ended 7/31/04                     $   11.59     (0.21)            1.00          0.79         --         --
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Six months ended 1/31/09 +             $   10.13     (0.04)(x)        (4.11)        (4.15)        --      (1.41)
Year ended 7/31/08                     $   13.65     (0.16)(x)        (1.17)        (1.33)        --      (2.19)
Year ended 7/31/07                     $   14.94     (0.20)(x)@        2.41          2.21         --      (3.50)
Year ended 7/31/06                     $   14.61     (0.19)(x)         0.71          0.52         --      (0.19)
Year ended 7/31/05                     $   11.94     (0.16)            2.83          2.67         --         --
Year ended 7/31/04                     $   11.17     (0.21)            0.98          0.77         --         --
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                    RATIOS OF   RATIOS OF
                                                       NET      TOTAL      NET       EXPENSES    EXPENSES   RATIOS OF NET
                                          TOTAL       ASSET    RETURN     ASSETS,      TO           TO       INVESTMENT
                                        DIVIDENDS     VALUE,  (EXCLUDES   END OF     AVERAGE     AVERAGE       INCOME      PORTFOLIO
                                           AND        END OF    SALES     PERIOD       NET         NET       TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS   PERIOD   CHARGE)    (000'S)   ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL
   SHARES
Six months ended 1/31/09 +                   --      $  4.74   (41.41)%* $  37,098     1.16%**     1.01%**     (0.43)%**       38%
Year ended 7/31/08                        (4.50)     $  8.09   (10.17)%  $  66,801     1.09%       1.01%       (0.60)%        105%
Year ended 7/31/07                        (3.24)     $ 13.42    20.45%   $ 112,591     1.06%       1.01%       (0.59)%         90%
Year ended 7/31/06                        (1.87)     $ 14.10     2.71%   $ 126,809     1.03%       1.02%       (0.75)%         67%
Year ended 7/31/05                        (2.87)     $ 15.58    20.81%   $ 213,892     1.01%       1.01%       (0.68)%         65%
Year ended 7/31/04                        (1.73)     $ 15.48     7.31%   $ 223,439     1.00%       1.00%       (0.72)%         95%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Six months ended 1/31/09 +                   --      $  4.41   (41.51)%* $   5,563     1.41%**     1.26%**     (0.68)%**       38%
Year ended 7/31/08                        (4.50)     $  7.54   (10.48)%  $  10,722     1.34%       1.26%       (0.86)%        105%
Year ended 7/31/07                        (3.24)     $ 12.84    20.11%   $  16,036     1.30%       1.26%       (0.84)%         90%
Year ended 7/31/06                        (1.87)     $ 13.65     2.50%   $  17,783     1.28%       1.27%       (0.99)%         67%
Year ended 7/31/05                        (2.87)     $ 15.17    20.45%   $  22,714     1.26%       1.26%       (0.93)%         65%
Year ended 7/31/04                        (1.73)     $ 15.18     7.16%   $  25,921     1.25%       1.25%       (0.99)%         95%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Six months ended 1/31/09 +                   --      $  4.03   (41.76)%* $     477     2.16%**     2.01%**     (1.44)%**       38%
Year ended 7/31/08                        (4.50)     $  6.92   (11.15)%  $     897     2.09%       2.01%       (1.61)%        105%
Year ended 7/31/07                        (3.24)     $ 12.21    19.31%   $   1,318     2.06%       2.01%       (1.59)%         90%
Year ended 7/31/06                        (1.87)     $ 13.21     1.69%   $   1,414     2.03%       2.02%       (1.74)%         67%
Year ended 7/31/05                        (2.87)     $ 14.85    19.51%   $   1,805     2.01%       2.01%       (1.68)%         65%
Year ended 7/31/04                        (1.73)     $ 15.02     6.30%   $   1,784     2.00%       2.00%       (1.74)%         95%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Six months ended 1/31/09 +                   --      $  4.04   (41.70)%* $     159     2.16%**     2.01%**     (1.43)%**       38%
Year ended 7/31/08                        (4.50)     $  6.93   (11.14)%  $     273     2.09%       2.01%       (1.61)%        105%
Year ended 7/31/07                        (3.24)     $ 12.23    19.18%   $     426     2.05%       2.01%       (1.60)%         90%
Year ended 7/31/06                        (1.87)     $ 13.23     1.75%   $     384     2.03%       2.02%       (1.75)%         67%
Year ended 7/31/05                        (2.87)     $ 14.86    19.57%   $     618     2.01%       2.01%       (1.68)%         65%
Year ended 7/31/04                        (1.73)     $ 15.03     6.29%   $     810     2.00%       2.00%       (1.74)%         95%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (1.41)     $  5.73   (40.62)%  $  72,239     1.13%**     1.05%**     (0.20)%**       28%
Year ended 7/31/08                        (2.19)     $ 12.03   (11.24)%  $ 209,074     1.11%       1.09%       (0.38)%         96%
Year ended 7/31/07                        (3.50)     $ 15.70    17.32%@  $ 313,124     1.09%       1.09%       (0.48)%         55%
Year ended 7/31/06                        (0.21)     $ 16.55     4.56%   $ 318,133     1.08%       1.08%       (0.24)%         69%
Year ended 7/31/05                           --      $ 16.03    23.69%   $ 392,929     1.09%       1.09%       (0.03)%         54%
Year ended 7/31/04                           --      $ 12.96     7.82%   $ 335,815     1.09%       1.09%       (0.68)%         83%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Six months ended 1/31/09 +                (1.41)     $  5.44   (40.74)%* $  10,260     1.38%**     1.29%**     (0.41)%**       28%
Year ended 7/31/08                        (2.19)     $ 11.56   (11.43)%  $  20,378     1.36%       1.34%       (0.62)%         96%
Year ended 7/31/07                        (3.50)     $ 15.20    16.93%@  $  29,103     1.35%       1.34%       (0.73)%         55%
Year ended 7/31/06                        (0.20)     $ 16.17     4.34%   $  34,437     1.33%       1.33%       (0.49)%         69%
Year ended 7/31/05                           --      $ 15.69    23.35%   $  41,921     1.34%       1.34%       (0.29)%         54%
Year ended 7/31/04                           --      $ 12.72     7.61%   $  49,586     1.34%       1.34%       (0.93)%         83%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Six months ended 1/31/09 +                (1.41)     $  4.89   (41.01)%* $   2,027     2.13%**     2.05%**     (1.17)%**       28%
Year ended 7/31/08                        (2.19)     $ 10.68   (12.14)%  $   4,187     2.11%       2.09%       (1.38)%         96%
Year ended 7/31/07                        (3.50)     $ 14.31    16.14%@  $   5,707     2.09%       2.09%       (1.48)%         55%
Year ended 7/31/06                        (0.19)     $ 15.50     3.51%   $   6,507     2.08%       2.08%       (1.24)%         69%
Year ended 7/31/05                           --      $ 15.16    22.46%   $   6,874     2.09%       2.09%       (1.03)%         54%
Year ended 7/31/04                           --      $ 12.38     6.82%   $   6,730     2.09%       2.09%       (1.68)%         83%
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Six months ended 1/31/09 +                (1.41)     $  4.57   (40.96)%* $     313     2.13%**     2.05%**     (1.17)%**       28%
Year ended 7/31/08                        (2.19)     $ 10.13   (11.88)%  $     714     2.11%       2.09%       (1.37)%         96%
Year ended 7/31/07                        (3.50)     $ 13.65    16.07%@  $     802     2.09%       2.09%       (1.47)%         55%
Year ended 7/31/06                        (0.19)     $ 14.94     3.57%   $   1,122     2.08%       2.08%       (1.22)%         69%
Year ended 7/31/05                           --      $ 14.61    22.36%   $   1,600     2.09%       2.09%       (1.03)%         54%
Year ended 7/31/04                           --      $ 11.94     6.89%   $   1,700     2.09%       2.09%       (1.68)%         83%
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                    RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                  -----------------------------              --------------------
                                                                  NET REALIZED
                                                                     AND
                                                                 UNREALIZED      CHANGE IN
                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                         VALUE,        NET           FROM        RESULTING      NET        NET
                                       BEGINNING   INVESTMENT      INVESTMENTS     FROM      INVESTMENT  REALIZED
                                       OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
-----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   16.57      0.04(x)        (5.62)         (5.58)     (0.04)     (0.50)
Year ended 7/31/08                     $   18.52      0.04(x)         0.72           0.76      (0.04)     (2.67)
Year ended 7/31/07                     $   15.67      0.11(x)@        3.07           3.18      (0.08)     (0.25)
Year ended 7/31/06                     $   16.34     (0.03)(x)       (0.64)         (0.67)        --         --
Year ended 7/31/05                     $   14.61      0.03            1.74           1.77      (0.04)        --
Year ended 7/31/04                     $   14.23     (0.04)           0.42           0.38         --         --
-----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Six months ended 1/31/09 +             $   16.14      0.02(x)        (5.47)         (5.45)     (0.03)     (0.50)
Year ended 7/31/08                     $   18.12     (0.01)(x)        0.71           0.70      (0.01)     (2.67)
Year ended 7/31/07                     $   15.36      0.06(x)@        3.01           3.07      (0.06)     (0.25)
Year ended 7/31/06                     $   16.05     (0.07)(x)       (0.62)         (0.69)        --         --
Year ended 7/31/05                     $   14.38     (0.02)           1.72           1.70      (0.03)        --
Year ended 7/31/04                     $   14.04     (0.08)           0.42           0.34         --         --
-----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Six months ended 1/31/09 +             $   15.19     (0.02)(x)       (5.16)         (5.18)        --      (0.50)
Year ended 7/31/08                     $   17.30     (0.13)(x)        0.69           0.56         --      (2.67)
Year ended 7/31/07                     $   14.74     (0.06)(x)@       2.88           2.82      (0.01)     (0.25)
Year ended 7/31/06                     $   15.52     (0.18)(x)       (0.60)         (0.78)        --         --
Year ended 7/31/05                     $   13.99     (0.14)           1.67           1.53         --^        --
Year ended 7/31/04                     $   13.75     (0.19)           0.43           0.24         --         --
-----------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Six months ended 1/31/09 +             $   14.72     (0.02)(x)       (5.00)         (5.02)        --      (0.50)
Year ended 7/31/08                     $   16.85     (0.12)(x)        0.66           0.54         --      (2.67)
Year ended 7/31/07                     $   14.36     (0.06)(x)@       2.81           2.75      (0.01)     (0.25)
Year ended 7/31/06                     $   15.12     (0.18)(x)       (0.58)         (0.76)        --         --
Year ended 7/31/05                     $   13.63     (0.15)           1.64           1.49         --^        --
Year ended 7/31/04                     $   13.40     (0.20)           0.43           0.23         --         --
-----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   23.76      0.18(x)        (7.64)         (7.46)     (0.22)        --
Year ended 7/31/08                     $   25.50      0.34(x)        (1.77)         (1.43)     (0.31)        --
Year ended 7/31/07                     $   22.56      0.57(x)@        2.85           3.42      (0.48)        --
Year ended 7/31/06                     $   21.71      0.28(x)         0.83           1.11      (0.26)        --
Year ended 7/31/05                     $   19.10     (0.15)(x)        2.76           2.61         --         --
Year ended 7/31/04                     $   18.17     (0.19)           1.12           0.93         --         --
-----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Six months ended 1/31/09 +             $   23.35      0.14(x)        (7.49)         (7.35)     (0.20)        --
Year ended 7/31/08                     $   25.07      0.27(x)        (1.74)         (1.47)     (0.25)        --
Year ended 7/31/07                     $   22.18      0.49(x)@        2.82           3.31      (0.42)        --
Year ended 7/31/06                     $   21.34      0.23(x)         0.85           1.08      (0.24)        --
Year ended 7/31/05                     $   18.82     (0.19)(x)        2.71           2.52         --         --
Year ended 7/31/04                     $   17.94     (0.20)           1.08           0.88         --         --
-----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Six months ended 1/31/09 +             $   22.57      0.07(x)        (7.24)         (7.17)     (0.15)        --
Year ended 7/31/08                     $   24.31      0.08(x)        (1.67)         (1.59)     (0.15)        --
Year ended 7/31/07                     $   21.53      0.31(x)@        2.71           3.02      (0.24)        --
Year ended 7/31/06                     $   20.83      0.06(x)         0.80           0.86      (0.16)        --
Year ended 7/31/05                     $   18.51     (0.33)(x)        2.65           2.32         --         --
Year ended 7/31/04                     $   17.77     (0.31)           1.05           0.74         --         --
-----------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Six months ended 1/31/09 +             $   21.92      0.07(x)        (7.03)         (6.96)     (0.15)        --
Year ended 7/31/08                     $   23.67      0.08(x)        (1.68)         (1.60)     (0.15)        --
Year ended 7/31/07                     $   20.97      0.29(x)@        2.66           2.95      (0.25)        --
Year ended 7/31/06                     $   20.27      0.07(x)         0.78           0.85      (0.15)        --
Year ended 7/31/05                     $   18.01     (0.32)(x)        2.58           2.26         --         --
Year ended 7/31/04                     $   17.30     (0.36)           1.07           0.71         --         --
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                     RATIOS OF  RATIOS OF
                                                       NET      TOTAL      NET       EXPENSES    EXPENSES   RATIOS OF NET
                                          TOTAL       ASSET     RETURN   ASSETS,       TO           TO       INVESTMENT
                                        DIVIDENDS     VALUE,  (EXCLUDES  END OF      AVERAGE     AVERAGE      INCOME       PORTFOLIO
                                           AND        END OF    SALES    PERIOD        NET         NET      TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS   PERIOD   CHARGE)   (000'S)    ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (0.54)     $ 10.45  (33.75)%*  $ 214,690     1.10%**     1.06%**      0.62%**         11%
Year ended 7/31/08                        (2.71)     $ 16.57    2.79%    $ 371,615     1.11%       1.07%        0.21%           57%
Year ended 7/31/07                        (0.33)     $ 18.52   20.51%@   $ 535,734     1.10%       1.08%        0.52%           98%
Year ended 7/31/06                           --      $ 15.67   (4.10)%   $ 616,737     1.08%       1.08%       (0.18)%         108%
Year ended 7/31/05                        (0.04)     $ 16.34   12.13%    $ 707,766     1.08%       1.08%        0.16%           71%
Year ended 7/31/04                           --      $ 14.61    2.67%    $ 882,256     1.07%       1.07%       (0.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Six months ended 1/31/09 +                (0.53)     $ 10.16  (33.85)%*  $  53,500     1.35%**     1.31%**      0.37%**         11%
Year ended 7/31/08                        (2.68)     $ 16.14    2.51%    $  90,015     1.36%       1.32%       (0.03)%          57%
Year ended 7/31/07                        (0.31)     $ 18.12   20.18%@   $  92,728     1.35%       1.33%        0.27%           98%
Year ended 7/31/06                           --      $ 15.36   (4.30)%   $ 114,828     1.33%       1.33%       (0.42)%         108%
Year ended 7/31/05                        (0.03)     $ 16.05   11.83%    $ 165,836     1.33%       1.33%       (0.08)%          71%
Year ended 7/31/04                           --      $ 14.38    2.42%    $ 220,904     1.32%       1.32%       (0.49)%          35%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Six months ended 1/31/09 +                (0.50)     $  9.51  (34.14)%*  $   7,545     2.10%**     2.06%**     (0.38)%**        11%
Year ended 7/31/08                        (2.67)     $ 15.19    1.78%    $  14,165     2.11%       2.07%       (0.77)%          57%
Year ended 7/31/07                        (0.26)     $ 17.30   19.29%@   $  11,347     2.10%       2.08%       (0.49)%          98%
Year ended 7/31/06                           --      $ 14.74   (5.03)%   $  13,259     2.08%       2.08%       (1.18)%         108%
Year ended 7/31/05                           --^     $ 15.52   10.95%    $  17,791     2.08%       2.08%       (0.85)%          71%
Year ended 7/31/04                           --      $ 13.99    1.75%    $  20,947     2.07%       2.07%       (1.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Six months ended 1/31/09 +                (0.50)     $  9.20  (34.14)%*  $   1,605     2.10%**     2.06%**     (0.38)%**        11%
Year ended 7/31/08                        (2.67)     $ 14.72    1.70%    $   2,805     2.11%       2.07%       (0.77)%          57%
Year ended 7/31/07                        (0.26)     $ 16.85   19.30%@   $   2,275     2.10%       2.08%       (0.45)%          98%
Year ended 7/31/06                           --      $ 14.36   (5.03)%   $   3,199     2.08%       2.08%       (1.17)%         108%
Year ended 7/31/05                           --^     $ 15.12   10.95%    $   5,238     2.08%       2.08%       (0.83)%          71%
Year ended 7/31/04                           --      $ 13.63    1.72%    $   7,536     2.07%       2.07%       (1.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (0.22)     $ 16.08  (31.55)%*  $   7,282     2.02%**     0.73%**      1.75%**         59%
Year ended 7/31/08                        (0.31)     $ 23.76   (5.69)%   $  16,556     1.76%       0.73%        1.33%           76%
Year ended 7/31/07                        (0.48)     $ 25.50   15.22%@   $  18,875     1.67%       0.73%        2.08%           68%
Year ended 7/31/06                        (0.26)     $ 22.56    5.14%    $  15,759     2.72%       0.73%        1.25%          147%
Year ended 7/31/05                           --      $ 21.71   13.66%    $   5,973     1.99%       1.45%       (0.73)%          28%
Year ended 7/31/04                           --      $ 19.10    5.12%    $   7,166     1.74%       1.43%       (0.68)%          81%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Six months ended 1/31/09 +                (0.20)     $ 15.80  (31.63)%*  $   1,921     2.27%**     0.98%**      1.48%**         59%
Year ended 7/31/08                        (0.25)     $ 23.35   (5.93)%   $   3,074     2.00%       0.98%        1.08%           76%
Year ended 7/31/07                        (0.42)     $ 25.07   14.97%@   $   3,926     1.92%       0.98%        1.80%           68%
Year ended 7/31/06                        (0.24)     $ 22.18    5.05%    $   4,670     2.93%       0.98%        1.08%          147%
Year ended 7/31/05                           --      $ 21.34   13.39%    $   7,087     2.24%       1.70%       (0.98)%          28%
Year ended 7/31/04                           --      $ 18.82    4.91%    $   9,391     2.00%       1.68%       (0.98)%          81%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Six months ended 1/31/09 +                (0.15)     $ 15.25  (31.92)%*  $     132     3.02%**     1.73%**      0.73%**         59%
Year ended 7/31/08                        (0.15)     $ 22.57   (6.62)%   $     225     2.74%       1.73%        0.34%           76%
Year ended 7/31/07                        (0.24)     $ 24.31   14.11%@   $     369     2.66%       1.73%        1.08%           68%
Year ended 7/31/06                        (0.16)     $ 21.53    4.13%    $     371     3.70%       1.73%        0.27%          147%
Year ended 7/31/05                           --      $ 20.83   12.53%    $     311     2.97%       2.45%       (1.73)%          28%
Year ended 7/31/04                           --      $ 18.51    4.16%    $     441     2.74%       2.43%       (1.74)%          81%
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Six months ended 1/31/09 +                (0.15)     $ 14.81  (31.89)%*  $     155     3.02%**     1.73%**      0.73%**         59%
Year ended 7/31/08                        (0.15)     $ 21.92   (6.83)%   $     228     2.74%       1.73%        0.34%           76%
Year ended 7/31/07                        (0.25)     $ 23.67   14.12%@   $     356     2.67%       1.73%        1.02%           68%
Year ended 7/31/06                        (0.15)     $ 20.97    4.22%    $     389     3.71%       1.73%        0.32%          147%
Year ended 7/31/05                           --      $ 20.27   12.55%    $     516     3.00%       2.45%       (1.73)%          28%
Year ended 7/31/04                           --      $ 18.01    4.10%    $     580     2.75%       2.43%       (1.71)%          81%
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                    RESULTING FROM OPERATIONS                DISTRIBUTIONS FROM
                                                  -----------------------------              --------------------
                                                                  NET REALIZED
                                                                      AND
                                                                   UNREALIZED    CHANGE IN
                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                         VALUE,        NET           FROM         RESULTING      NET       NET
                                       BEGINNING   INVESTMENT     INVESTMENTS       FROM     INVESTMENT  REALIZED
                                       OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
-----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $    3.75      0.01(x)         (1.39)         (1.38)     (0.01)     (0.01)
Year ended 7/31/08                     $    7.02      0.02(x)         (0.78)         (0.76)     (0.01)     (2.50)
Year ended 7/31/07                     $    8.05      0.01(x)          0.93           0.94      (0.05)     (1.92)
Year ended 7/31/06                     $   11.00      0.02(x)          0.17           0.19      (0.01)     (3.13)
Year ended 7/31/05                     $   10.32     (0.01)(x)         1.41           1.40         --      (0.72)
Year ended 7/31/04                     $    8.20     (0.02)(x)         2.66           2.64         --      (0.52)
-----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +             $    3.49      0.01(x)         (1.29)         (1.28)     (0.01)     (0.01)
Year ended 7/31/08                     $    6.73      0.01(x)         (0.75)         (0.74)        --      (2.50)
Year ended 7/31/07                     $    7.80     (0.01)(x)         0.90           0.89      (0.04)     (1.92)
Year ended 7/31/06                     $   10.78        --^(x)         0.15           0.15         --^     (3.13)
Year ended 7/31/05                     $   10.14     (0.03)(x)         1.39           1.36         --      (0.72)
Year ended 7/31/04                     $    8.08     (0.05)(x)         2.63           2.58         --      (0.52)
-----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +             $    3.16        --^(x)        (1.17)         (1.17)        --^     (0.01)
Year ended 7/31/08                     $    6.39     (0.02)(x)        (0.71)         (0.73)        --      (2.50)
Year ended 7/31/07                     $    7.52     (0.06)(x)         0.86           0.80      (0.01)     (1.92)
Year ended 7/31/06                     $   10.56     (0.06)(x)         0.15           0.09         --      (3.13)
Year ended 7/31/05                     $    9.96     (0.04)(x)         1.36           1.32         --      (0.72)
Year ended 7/31/04                     $    7.97     (0.08)(x)         2.59           2.51         --      (0.52)
-----------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +             $    3.17        --^(x)        (1.18)         (1.18)        --^     (0.01)
Year ended 7/31/08                     $    6.39     (0.02)(x)        (0.70)         (0.72)        --      (2.50)
Year ended 7/31/07                     $    7.52     (0.05)(x)         0.84           0.79         --      (1.92)
Year ended 7/31/06                     $   10.56     (0.06)(x)         0.15           0.09         --      (3.13)
Year ended 7/31/05                     $    9.96     (0.04)(x)         1.36           1.32         --      (0.72)
Year ended 7/31/04                     $    7.97     (0.08)(x)         2.59           2.51         --      (0.52)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   17.04      0.13(x)         (6.57)         (6.44)     (0.22)        --
Year ended 7/31/08                     $   20.29      0.19(x)         (0.91)         (0.72)     (0.16)     (2.37)
Year ended 7/31/07                     $   20.89      0.13(x)          2.12           2.25      (0.08)     (2.77)
Year ended 7/31/06                     $   22.82      0.09             0.46           0.55      (0.05)     (2.43)
Year ended 7/31/05                     $   20.01     (0.04)(x)         4.51           4.47         --      (1.66)
Year ended 7/31/04                     $   17.54     (0.03)(x)         3.50           3.47      (0.02)     (0.98)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +             $   16.84      0.11(x)         (6.50)         (6.39)     (0.18)        --
Year ended 7/31/08                     $   20.09      0.14(x)         (0.90)         (0.76)     (0.12)     (2.37)
Year ended 7/31/07                     $   20.74      0.08(x)          2.11           2.19      (0.07)     (2.77)
Year ended 7/31/06                     $   22.68      0.02             0.47           0.49         --      (2.43)
Year ended 7/31/05                     $   19.95     (0.10)(x)         4.49           4.39         --      (1.66)
Year ended 7/31/04                     $   17.52     (0.11)(x)         3.52           3.41         --^     (0.98)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +             $   16.11      0.06(x)         (6.22)         (6.16)     (0.07)        --
Year ended 7/31/08                     $   19.34        --^(x)        (0.86)         (0.86)        --      (2.37)
Year ended 7/31/07                     $   20.18     (0.08)(x)         2.05           1.97      (0.04)     (2.77)
Year ended 7/31/06                     $   22.29     (0.13)            0.45           0.32         --      (2.43)
Year ended 7/31/05                     $   19.76     (0.24)(x)         4.43           4.19         --      (1.66)
Year ended 7/31/04                     $   17.48     (0.25)(x)         3.51           3.26         --      (0.98)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +             $   16.07      0.06(x)         (6.20)         (6.14)     (0.09)        --
Year ended 7/31/08                     $   19.31        --^(x)        (0.87)         (0.87)        --      (2.37)
Year ended 7/31/07                     $   20.14     (0.08)(x)         2.06           1.98      (0.04)     (2.77)
Year ended 7/31/06                     $   22.25     (0.14)            0.46           0.32         --      (2.43)
Year ended 7/31/05                     $   19.74     (0.24)(x)         4.41           4.17         --      (1.66)
Year ended 7/31/04                     $   17.48     (0.26)(x)         3.50           3.24         --      (0.98)
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                    RATIOS OF   RATIOS OF
                                                        NET     TOTAL       NET      EXPENSES   EXPENSES    RATIOS OF NET
                                          TOTAL        ASSET    RETURN    ASSETS,       TO         TO        INVESTMENT
                                        DIVIDENDS     VALUE,  (EXCLUDES   END OF     AVERAGE     AVERAGE       INCOME      PORTFOLIO
                                           AND        END OF    SALES     PERIOD       NET         NET       TO AVERAGE    TURNOVER
                                      DISTRIBUTIONS   PERIOD   CHARGE)    (000'S)   ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (0.02)     $  2.35  (36.79)%*  $  13,207     1.84%**    1.35%**      0.72%**         26%
Year ended 7/31/08                        (2.51)     $  3.75  (12.23)%   $  22,662     1.82%      1.35%        0.37%           49%
Year ended 7/31/07                        (1.97)     $  7.02   12.53%    $  51,541     1.52%      1.35%        0.17%           72%
Year ended 7/31/06                        (3.14)     $  8.05    1.93%    $  72,981     1.40%      1.37%        0.23%           42%
Year ended 7/31/05                        (0.72)     $ 11.00   13.86%    $  98,885     1.35%      1.35%       (0.07)%          12%
Year ended 7/31/04                        (0.52)     $ 10.32   32.84%    $ 155,798     1.33%      1.33%       (0.25)%          23%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +                (0.02)     $  2.19  (36.83)%*  $   5,944     2.09%**    1.60%**      0.45%**         26%
Year ended 7/31/08                        (2.50)     $  3.49  (12.41)%   $  10,552     2.06%      1.60%        0.16%           49%
Year ended 7/31/07                        (1.96)     $  6.73   12.24%    $  11,486     1.77%      1.60%       (0.08)%          72%
Year ended 7/31/06                        (3.13)     $  7.80    1.59%    $  17,759     1.65%      1.62%       (0.05)%          42%
Year ended 7/31/05                        (0.72)     $ 10.78   13.60%    $  29,172     1.60%      1.60%       (0.31)%          12%
Year ended 7/31/04                        (0.52)     $ 10.14   32.56%    $  41,402     1.58%      1.58%       (0.49)%          23%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +                (0.01)     $  1.98  (37.02)%*  $   1,569     2.84%**    2.35%**    (0.28)%**         26%
Year ended 7/31/08                        (2.50)     $  3.16  (13.23)%   $   3,032     2.81%      2.35%       (0.62)%          49%
Year ended 7/31/07                        (1.93)     $  6.39   11.38%    $   5,069     2.53%      2.35%       (0.87)%          72%
Year ended 7/31/06                        (3.13)     $  7.52    0.86%    $   6,032     2.40%      2.37%       (0.73)%          42%
Year ended 7/31/05                        (0.72)     $ 10.56   13.54%    $   7,348     2.36%      1.73%       (0.40)%          12%
Year ended 7/31/04                        (0.52)     $  9.96   32.13%    $   6,937     2.33%      1.89%       (0.81)%          23%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +                (0.01)     $  1.98  (37.22)%*  $     935     2.84%**    2.35%**     (0.28)%**        26%
Year ended 7/31/08                        (2.50)     $  3.17  (12.95)%   $   1,749     2.81%      2.35%       (0.62)%          49%
Year ended 7/31/07                        (1.92)     $  6.39   11.28%    $   2,853     2.51%      2.35%       (0.75)%          72%
Year ended 7/31/06                        (3.13)     $  7.52    0.86%    $   5,161     2.40%      2.37%       (0.71)%          42%
Year ended 7/31/05                        (0.72)     $ 10.56   13.54%    $   6,143     2.36%      1.73%       (0.39)%          12%
Year ended 7/31/04                        (0.52)     $  9.96   32.13%    $   5,624     2.33%      1.81%       (0.82)%          23%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (0.22)     $ 10.38  (37.88)%*  $  53,057     1.29%**    1.20%**      1.92%**         33%
Year ended 7/31/08                        (2.53)     $ 17.04   (3.68)%   $  86,463     1.24%      1.19%        1.05%           60%
Year ended 7/31/07                        (2.85)     $ 20.29   10.77%    $ 110,873     1.25%      1.20%        0.61%           46%
Year ended 7/31/06                        (2.48)     $ 20.89    2.62%    $ 116,503     1.24%      1.21%        0.39%           99%
Year ended 7/31/05                        (1.66)     $ 22.82   23.59%    $ 158,505     1.20%      1.20%       (0.20)%         105%
Year ended 7/31/04                        (1.00)     $ 20.01   20.11%    $ 107,344     1.41%      1.25%       (0.15)%         279%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +                (0.18)     $ 10.27  (38.03)%*  $   1,009     1.54%**    1.45%**      1.66%**         33%
Year ended 7/31/08                        (2.49)     $ 16.84   (3.95)%   $   1,682     1.50%      1.45%        0.77%           60%
Year ended 7/31/07                        (2.84)     $ 20.09   10.53%    $   2,198     1.50%      1.45%        0.36%           46%
Year ended 7/31/06                        (2.43)     $ 20.74    2.36%    $   2,434     1.49%      1.46%        0.11%           99%
Year ended 7/31/05                        (1.66)     $ 22.68   23.24%    $   2,715     1.45%      1.45%       (0.48)%         105%
Year ended 7/31/04                        (0.98)     $ 19.95   19.81%    $   2,277     1.63%      1.49%       (0.53)%         279%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +                (0.07)     $  9.88  (38.23)%*  $     488     2.29%**    2.20%**      0.90%**         33%
Year ended 7/31/08                        (2.37)     $ 16.11   (4.68)%   $     834     2.25%      2.20%        0.03%           60%
Year ended 7/31/07                        (2.81)     $ 19.34    9.63%    $   1,104     2.25%      2.20%       (0.39)%          46%
Year ended 7/31/06                        (2.43)     $ 20.18    1.59%    $   1,221     2.24%      2.21%       (0.64)%          99%
Year ended 7/31/05                        (1.66)     $ 22.29   22.35%    $   1,142     2.20%      2.19%       (1.18)%         105%
Year ended 7/31/04                        (0.98)     $ 19.76   19.02%    $     503     2.38%      2.24%       (1.26)%         279%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +                (0.09)     $  9.84  (38.25)%*  $     331     2.29%**    2.20%**      0.97%**         33%
Year ended 7/31/08                        (2.37)     $ 16.07   (4.74)%   $     384     2.25%      2.20%        0.01%           60%
Year ended 7/31/07                        (2.81)     $ 19.31    9.66%    $     713     2.25%      2.20%       (0.39)%          46%
Year ended 7/31/06                        (2.43)     $ 20.14    1.59%    $     839     2.24%      2.21%       (0.64)%          99%
Year ended 7/31/05                        (1.66)     $ 22.25   22.39%    $     927     2.20%      2.19%       (1.21)%         105%
Year ended 7/31/04                        (0.98)     $ 19.74   18.85%    $     561     2.38%      2.24%       (1.31)%         279%
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      CHANGE IN NET ASSETS                    LESS DIVIDENDS AND
                                                    RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                  -----------------------------              --------------------
                                                                  NET REALIZED
                                                                      AND
                                                                   UNREALIZED    CHANGE IN
                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                         VALUE,        NET           FROM        RESULTING      NET        NET
                                       BEGINNING   INVESTMENT    INVESTMENTS        FROM     INVESTMENT  REALIZED
                                       OF PERIOD  INCOME/(LOSS)  TRANSACTIONS    OPERATIONS    INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   17.98       0.15(x)       (6.73)         (6.58)     (0.17)     (1.01)
Year ended 7/31/08                     $   25.65       0.31(x)       (4.14)         (3.83)     (0.28)     (3.56)
Year ended 7/31/07                     $   25.68       0.37(x)        4.19           4.56      (0.36)     (4.23)
Year ended 7/31/06                     $   26.04       0.26           1.77           2.03      (0.24)     (2.15)
Year ended 7/31/05                     $   22.58       0.10           4.85           4.95      (0.11)     (1.38)
Year ended 7/31/04                     $   19.02       0.06           3.62           3.68      (0.05)     (0.07)
-----------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +             $   17.69       0.13(x)       (6.61)         (6.48)     (0.16)     (1.01)
Year ended 7/31/08                     $   25.30       0.25(x)       (4.07)         (3.82)     (0.23)     (3.56)
Year ended 7/31/07                     $   25.39       0.30(x)        4.13           4.43      (0.29)     (4.23)
Year ended 7/31/06                     $   25.76       0.19           1.77           1.96      (0.18)     (2.15)
Year ended 7/31/05                     $   22.36       0.04           4.79           4.83      (0.05)     (1.38)
Year ended 7/31/04                     $   18.85         --^          3.59           3.59      (0.01)     (0.07)
-----------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +             $   16.90       0.07(x)       (6.31)         (6.24)     (0.12)     (1.01)
Year ended 7/31/08                     $   24.35       0.09(x)       (3.89)         (3.80)     (0.09)     (3.56)
Year ended 7/31/07                     $   24.61       0.10(x)        3.99           4.09      (0.12)     (4.23)
Year ended 7/31/06                     $   25.11         --^          1.71           1.71      (0.06)     (2.15)
Year ended 7/31/05                     $   21.94      (0.14)          4.69           4.55         --      (1.38)
Year ended 7/31/04                     $   18.63      (0.14)          3.52           3.38         --      (0.07)
-----------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +             $   16.86       0.07          (6.29)         (6.22)     (0.12)     (1.01)
Year ended 7/31/08                     $   24.32       0.09(x)       (3.89)         (3.80)     (0.10)     (3.56)
Year ended 7/31/07                     $   24.59       0.11(x)        3.98           4.09      (0.13)     (4.23)
Year ended 7/31/06                     $   25.09         --^          1.71           1.71      (0.06)     (2.15)
Year ended 7/31/05                     $   21.93      (0.15)          4.69           4.54         --      (1.38)
Year ended 7/31/04                     $   18.61      (0.13)          3.52           3.39         --      (0.07)
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   11.48       0.13(x)       (4.07)         (3.94)     (0.16)     (0.16)
Year ended 7/31/08                     $   14.39       0.25(x)       (2.03)         (1.78)     (0.23)     (0.90)
Year ended 7/31/07                     $   14.72       0.22(x)@       1.80           2.02      (0.22)     (2.13)
Year ended 7/31/06                     $   15.08       0.21           1.07           1.28      (0.20)     (1.44)
Year ended 7/31/05                     $   13.52       0.18           1.95           2.13      (0.18)     (0.39)
Year ended 7/31/04                     $   11.85       0.15           2.08           2.23      (0.16)     (0.40)
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A
   SHARES
Six months ended 1/31/09 +             $   11.44       0.12(x)       (4.06)         (3.94)     (0.15)     (0.16)
Year ended 7/31/08                     $   14.35       0.21(x)       (2.03)         (1.82)     (0.19)     (0.90)
Year ended 7/31/07                     $   14.69       0.18(x)@       1.79           1.97      (0.18)     (2.13)
Year ended 7/31/06                     $   15.05       0.17           1.07           1.24      (0.16)     (1.44)
Year ended 7/31/05                     $   13.50       0.14           1.94           2.08      (0.14)     (0.39)
Year ended 7/31/04                     $   11.83       0.12           2.08           2.20      (0.13)     (0.40)
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B
   SHARES
Six months ended 1/31/09 +             $   11.57       0.08(x)       (4.10)         (4.02)     (0.12)     (0.16)
Year ended 7/31/08                     $   14.49       0.12(x)       (2.05)         (1.93)     (0.09)     (0.90)
Year ended 7/31/07                     $   14.81       0.08(x)@       1.80           1.88      (0.07)     (2.13)
Year ended 7/31/06                     $   15.17       0.06           1.08           1.14      (0.06)     (1.44)
Year ended 7/31/05                     $   13.61       0.04           1.95           1.99      (0.04)     (0.39)
Year ended 7/31/04                     $   11.93       0.03           2.09           2.12      (0.04)     (0.40)
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C
   SHARES
Six months ended 1/31/09 +             $   11.32       0.08(x)       (4.01)         (3.93)     (0.12)     (0.16)
Year ended 7/31/08                     $   14.21       0.11(x)       (2.01)         (1.90)     (0.09)     (0.90)
Year ended 7/31/07                     $   14.56       0.08(x)@       1.77           1.85      (0.07)     (2.13)
Year ended 7/31/06                     $   14.94       0.06           1.06           1.12      (0.06)     (1.44)
Year ended 7/31/05                     $   13.40       0.03           1.94           1.97      (0.04)     (0.39)
Year ended 7/31/04                     $   11.76       0.02           2.07           2.09      (0.05)     (0.40)
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                         -----------------------------------------------------------
                                                                                    RATIOS OF   RATIOS OF
                                                       NET      TOTAL       NET      EXPENSES    EXPENSES   RATIOS OF NET
                                         TOTAL        ASSET    RETURN     ASSETS,       TO         TO        INVESTMENT
                                       DIVIDENDS      VALUE,  (EXCLUDES   END OF      AVERAGE    AVERAGE       INCOME      PORTFOLIO
                                          AND        END OF     SALES      PERIOD       NET        NET        TO AVERAGE   TURNOVER
                                      DISTRIBUTIONS  PERIOD    CHARGE)    (000'S)   ASSETS (A)  ASSETS (B)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (1.18)     $ 10.22  (37.02)%*  $  89,851     1.35%**    1.18%**      2.14%**         24%
Year ended 7/31/08                        (3.84)     $ 17.98  (17.47)%   $ 165,714     1.34%      1.19%        1.43%           43%
Year ended 7/31/07                        (4.59)     $ 25.65   18.93%    $ 223,709     1.31%      1.22%        1.40%           23%
Year ended 7/31/06                        (2.39)     $ 25.68    8.38%    $ 226,189     1.31%      1.29%        0.99%           40%
Year ended 7/31/05                        (1.49)     $ 26.04   22.51%    $ 270,131     1.30%      1.30%        0.41%           24%
Year ended 7/31/04                        (0.12)     $ 22.58   19.36%    $ 235,228     1.30%      1.30%        0.29%           17%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Six months ended 1/31/09 +                (1.17)     $ 10.04  (37.08)%*  $  27,438     1.60%**    1.43%**      1.88%**         24%
Year ended 7/31/08                        (3.79)     $ 17.69  (17.65)%   $  52,999     1.59%      1.44%        1.19%           43%
Year ended 7/31/07                        (4.52)     $ 25.30   18.58%    $  44,717     1.56%      1.47%        1.14%           23%
Year ended 7/31/06                        (2.33)     $ 25.39    8.16%    $  38,714     1.56%      1.54%        0.74%           40%
Year ended 7/31/05                        (1.43)     $ 25.76   22.22%    $  39,433     1.55%      1.55%        0.15%           24%
Year ended 7/31/04                        (0.08)     $ 22.36   19.07%    $  33,156     1.55%      1.55%        0.04%           17%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Six months ended 1/31/09 +                (1.13)     $  9.53  (37.35)%*  $   8,269     2.35%**    2.18%**      1.13%**         24%
Year ended 7/31/08                        (3.65)     $ 16.90  (18.24)%   $  15,431     2.34%      2.19%        0.43%           43%
Year ended 7/31/07                        (4.35)     $ 24.35   17.65%    $  23,974     2.31%      2.22%        0.40%           23%
Year ended 7/31/06                        (2.21)     $ 24.61    7.33%    $  21,679     2.31%      2.29%       (0.01)%          40%
Year ended 7/31/05                        (1.38)     $ 25.11   21.33%    $  22,278     2.30%      2.30%       (0.60)%          24%
Year ended 7/31/04                        (0.07)     $ 21.94   18.15%    $  18,795     2.30%      2.30%       (0.71)%          17%
------------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Six months ended 1/31/09 +                (1.13)     $  9.51  (37.32)%*  $   4,601     2.35%**    2.18%**      1.13%**         24%
Year ended 7/31/08                        (3.66)     $ 16.86  (18.25)%   $   8,647     2.34%      2.19%        0.43%           43%
Year ended 7/31/07                        (4.36)     $ 24.32   17.67%    $   8,150     2.31%      2.22%        0.40%           23%
Year ended 7/31/06                        (2.21)     $ 24.59    7.33%    $   4,455     2.31%      2.29%       (0.01)%          40%
Year ended 7/31/05                        (1.38)     $ 25.09   21.24%    $   4,553     2.30%      2.30%       (0.58)%          24%
Year ended 7/31/04                        (0.07)     $ 21.93   18.22%    $   3,824     2.30%      2.30%       (0.71)%          17%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +                (0.32)     $  7.22  (34.67)%*  $ 273,543     1.07%**    1.00%**      2.78%**         29%
Year ended 7/31/08                        (1.13)     $ 11.48  (13.52)%   $ 487,006     1.08%      1.01%        1.88%           47%
Year ended 7/31/07                        (2.35)     $ 14.39   14.52%@   $ 649,497     1.07%      1.03%        1.50%           49%
Year ended 7/31/06                        (1.64)     $ 14.72    9.29%    $ 581,507     1.07%      1.07%        1.40%           57%
Year ended 7/31/05                        (0.57)     $ 15.08   16.07%    $ 574,251     1.07%      1.07%        1.27%           31%
Year ended 7/31/04                        (0.56)     $ 13.52   19.22%    $ 632,120     1.07%      1.07%        1.27%           22%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A
   SHARES
Six months ended 1/31/09 +                (0.31)     $  7.19  (34.83)%*  $   9,707     1.32%**    1.25%**      2.52%**         29%
Year ended 7/31/08                        (1.09)     $ 11.44  (13.67)%   $  17,759     1.33%      1.26%        1.63%           47%
Year ended 7/31/07                        (2.31)     $ 14.35   14.13%@   $  29,725     1.32%      1.27%        1.24%           49%
Year ended 7/31/06                        (1.60)     $ 14.69    9.05%    $  22,968     1.32%      1.32%        1.16%           57%
Year ended 7/31/05                        (0.53)     $ 15.05   15.74%    $  24,805     1.32%      1.32%        1.01%           31%
Year ended 7/31/04                        (0.53)     $ 13.50   18.96%    $  21,738     1.32%      1.32%        1.00%           22%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B
   SHARES
Six months ended 1/31/09 +                (0.28)     $  7.27  (35.03)%*  $   2,210     2.07%**    2.00%**      1.77%**         29%
Year ended 7/31/08                        (0.99)     $ 11.57  (14.40)%   $   3,932     2.08%      2.01%        0.88%           47%
Year ended 7/31/07                        (2.20)     $ 14.49   13.38%@   $   5,872     2.07%      2.03%        0.50%           49%
Year ended 7/31/06                        (1.50)     $ 14.81    8.22%    $   5,783     2.07%      2.07%        0.40%           57%
Year ended 7/31/05                        (0.43)     $ 15.17   14.85%    $   5,739     2.07%      2.07%        0.26%           31%
Year ended 7/31/04                        (0.44)     $ 13.61   18.07%    $   4,807     2.07%      2.07%        0.27%           22%
------------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C
   SHARES
Six months ended 1/31/09 +                (0.28)     $  7.11  (35.01)%*   $     736    2.07%**    2.00%**      1.75%**         29%
Year ended 7/31/08                        (0.99)     $ 11.32  (14.40)%    $   1,756    2.08%      2.01%        0.88%           47%
Year ended 7/31/07                        (2.20)     $ 14.21   13.34%@    $   2,533    2.07%      2.02%        0.50%           49%
Year ended 7/31/06                        (1.50)     $ 14.56    8.21%     $   2,227    2.07%      2.07%        0.41%           57%
Year ended 7/31/05                        (0.43)     $ 14.94   14.96%     $   2,313    2.07%      2.07%        0.26%           31%
Year ended 7/31/04                        (0.45)     $ 13.40   18.07%     $   1,832    2.06%      2.06%        0.27%           22%
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       CHANGE IN NET ASSETS                  LESS DIVIDENDS AND
                                                    RESULTING FROM OPERATIONS                DISTRIBUTIONS FROM
                                                  -----------------------------              ------------------
                                                                  NET REALIZED
                                                                      AND
                                                                   UNREALIZED    CHANGE IN
                                       NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                        VALUE,         NET           FROM        RESULTING      NET        NET
                                       BEGINNING    INVESTMENT     INVESTMENTS      FROM     INVESTMENT  REALIZED
                                       OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +             $   14.66       0.10(x)       (6.46)         (6.36)        (0.18)     --
Year ended 7/31/08                     $   16.95       0.14(x)       (2.22)         (2.08)        (0.13)  (0.08)
Year ended 7/31/07                     $   15.16       0.17(x)        1.80           1.97         (0.12)  (0.06)
Year ended 7/31/06                     $   14.61       0.17           0.72           0.89         (0.16)  (0.18)
Year ended 7/31/05                     $   13.20       0.18           1.76           1.94         (0.18)  (0.35)
Year ended 7/31/04                     $   11.84       0.12           1.36           1.48         (0.12)     --
-----------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A
   SHARES
Six months ended 1/31/09 +             $   14.45       0.08(x)       (6.33)         (6.25)        (0.17)     --
Year ended 7/31/08                     $   16.71       0.10(x)       (2.20)         (2.10)        (0.08)  (0.08)
Year ended 7/31/07                     $   14.96       0.12(x)        1.78           1.90         (0.09)  (0.06)
Year ended 7/31/06                     $   14.42       0.13           0.71           0.84         (0.12)  (0.18)
Year ended 7/31/05                     $   13.04       0.14           1.73           1.87         (0.14)  (0.35)
Year ended 7/31/04                     $   11.70       0.07           1.36           1.43         (0.09)     --
-----------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B
   SHARES
Six months ended 1/31/09 +             $   14.41       0.04(x)       (6.35)         (6.31)        (0.13)     --
Year ended 7/31/08                     $   16.69      (0.02)(x)      (2.18)         (2.20)           --   (0.08)
Year ended 7/31/07                     $   14.98         --(x)        1.78           1.78         (0.01)  (0.06)
Year ended 7/31/06                     $   14.46       0.01           0.72           0.73         (0.03)  (0.18)
Year ended 7/31/05                     $   13.08       0.04           1.74           1.78         (0.05)  (0.35)
Year ended 7/31/04                     $   11.75      (0.02)          1.36           1.34         (0.01)     --
-----------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C
   SHARES
Six months ended 1/31/09 +             $   14.41       0.04(x)       (6.33)         (6.29)        (0.14)     --
Year ended 7/31/08                     $   16.70      (0.02)(x)      (2.19)         (2.21)           --   (0.08)
Year ended 7/31/07                     $   14.98         --(x)        1.79           1.79         (0.01)  (0.06)
Year ended 7/31/06                     $   14.46       0.01           0.72           0.73         (0.03)  (0.18)
Year ended 7/31/05                     $   13.08       0.03           1.74           1.77         (0.04)  (0.35)
Year ended 7/31/04                     $   11.76      (0.01)          1.35           1.34         (0.02)     --
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                      -------------------------------------------------------------
                                                                                 RATIOS OF      RATIOS OF
                                                    NET      TOTAL       NET      EXPENSES       EXPENSES  RATIOS OF NET
                                      TOTAL        ASSET     RETURN    ASSETS,      TO             TO        INVESTMENT
                                     DIVIDENDS    VALUE,   (EXCLUDES    END OF    AVERAGE        AVERAGE      INCOME      PORTFOLIO
                                       AND        END OF     SALES     PERIOD      NET            NET        TO AVERAGE   TURNOVER
                                   DISTRIBUTIONS  PERIOD    CHARGE)    (000'S)   ASSETS (A)     ASSETS (B)   NET ASSETS    RATE (d)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +             (0.18)     $  8.12  (43.69)%*  $  67,189   1.80%**(o)!  1.62%**(o)!   1.70%**        33%
Year ended 7/31/08                     (0.21)     $ 14.66  (12.31)%   $ 133,506   1.76%(o)     1.51%(o)      0.89%          99%
Year ended 7/31/07                     (0.18)     $ 16.95   12.94%    $ 180,126   1.02%(o)     0.92%(o)      0.99%         141%
Year ended 7/31/06                     (0.34)     $ 15.16    6.12%    $ 166,510   1.03%        0.92%         1.09%         126%
Year ended 7/31/05                     (0.53)     $ 14.61   14.92%    $ 169,723   1.05%        0.92%         1.17%         102%
Year ended 7/31/04                     (0.12)     $ 13.20   12.50%    $  90,222   1.04%        0.92%         0.84%         101%
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A
   SHARES
Six months ended 1/31/09 +             (0.17)     $  8.03  (43.56)%*  $   6,134   2.05%**(o)!  1.87%**(o)!   1.44%**        33%
Year ended 7/31/08                     (0.16)     $ 14.45  (12.65)%   $  12,505   2.01%(o)     1.76%(o)      0.63%          99%
Year ended 7/31/07                     (0.15)     $ 16.71   12.70%    $  18,972   1.27%(o)     1.17%(o)      0.75%         141%
Year ended 7/31/06                     (0.30)     $ 14.96    5.84%    $  20,923   1.27%        1.17%         0.85%         126%
Year ended 7/31/05                     (0.49)     $ 14.42   14.58%    $  24,026   1.31%        1.17%         0.99%         102%
Year ended 7/31/04                     (0.09)     $ 13.04   12.21%    $  25,573   1.29%        1.17%         0.58%         101%
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B
   SHARES
Six months ended 1/31/09 +             (0.13)     $  7.97  (44.02)%*  $     370   2.80%**(o)!  2.62%**(o)!   0.70%**        33%
Year ended 7/31/08                     (0.08)     $ 14.41  (13.24)%   $     723   2.76%(o)     2.51%(o)     (0.11)%         99%
Year ended 7/31/07                     (0.07)     $ 16.69   11.86%    $   1,044   2.03%(o)     1.92%(o)     (0.01)%        141%
Year ended 7/31/06                     (0.21)     $ 14.98    5.07%    $     953   2.03%        1.92%         0.09%         126%
Year ended 7/31/05                     (0.40)     $ 14.46   13.67%    $   1,007   2.06%        1.92%         0.18%         102%
Year ended 7/31/04                     (0.01)     $ 13.08   11.47%    $     783   2.04%        1.92%        (0.17)%        101%
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C
   SHARES
Six months ended 1/31/09 +             (0.14)     $  7.98  (43.95)%*  $      42   2.80%**(o)!  2.62%**(o)!   0.73%**        33%
Year ended 7/31/08                     (0.08)     $ 14.41  (13.29)%   $      75   2.76%(o)     2.51%(o)     (0.11)%         99%
Year ended 7/31/07                     (0.07)     $ 16.70   11.93%    $     125   2.03%(o)     1.92%(o)     (0.02)%        141%
Year ended 7/31/06                     (0.21)     $ 14.98    5.07%    $     112   2.02%        1.92%         0.13%         126%
Year ended 7/31/05                     (0.39)     $ 14.46   13.73%    $     193   2.06%        1.92%         0.21%         102%
Year ended 7/31/04                     (0.02)     $ 13.08   11.38%    $     158   2.03%        1.92%        (0.23)%        101%
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                     RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                   -----------------------------              --------------------
                                                                   NET REALIZED
                                                                       AND
                                                                    UNREALIZED    CHANGE IN
                                        NET ASSET                 GAINS/(LOSSES)  NET ASSETS
                                          VALUE,        NET            FROM       RESULTING      NET        NET
                                        BEGINNING   INVESTMENT      INVESTMENTS     FROM      INVESTMENT  REALIZED
                                        OF PERIOD  INCOME/(LOSS)   TRANSACTIONS   OPERATIONS    INCOME     GAINS
------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Six months ended 1/31/09 +              $   24.05       0.25(x)       (8.33)        (8.08)      (0.29)       --
Year ended 7/31/08                      $   27.60       0.52(x)       (3.58)        (3.06)      (0.49)       --
Year ended 7/31/07                      $   24.24       0.50(x)        3.35          3.85       (0.49)       --
Year ended 7/31/06                      $   23.46       0.42(x)        0.79          1.21       (0.43)       --
Year ended 7/31/05                      $   21.01       0.44(x)        2.45          2.89       (0.44)       --
Year ended 7/31/04                      $   18.93       0.29(x)        2.12          2.41       (0.33)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Six months ended 1/31/09 +              $   23.97       0.22(x)       (8.30)        (8.08)      (0.27)       --
Year ended 7/31/08                      $   27.51       0.46(x)       (3.58)        (3.12)      (0.42)       --
Year ended 7/31/07                      $   24.16       0.43(x)        3.34          3.77       (0.42)       --
Year ended 7/31/06                      $   23.38       0.36(x)        0.80          1.16       (0.38)       --
Year ended 7/31/05                      $   20.94       0.37(x)        2.46          2.83       (0.39)       --
Year ended 7/31/04                      $   18.87       0.25(x)        2.10          2.35       (0.28)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Six months ended 1/31/09 +              $   23.84       0.15(x)       (8.25)        (8.10)      (0.21)       --
Year ended 7/31/08                      $   27.34       0.26(x)       (3.56)        (3.30)      (0.20)       --
Year ended 7/31/07                      $   24.01       0.22(x)        3.33          3.55       (0.22)       --
Year ended 7/31/06                      $   23.24       0.18(x)        0.79          0.97       (0.20)       --
Year ended 7/31/05                      $   20.83       0.20(x)        2.44          2.64       (0.23)       --
Year ended 7/31/04                      $   18.78       0.09(x)        2.09          2.18       (0.13)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Six months ended 1/31/09 +              $   23.86       0.15(x)       (8.26)        (8.11)      (0.21)       --
Year ended 7/31/08                      $   27.37       0.26(x)       (3.57)        (3.31)      (0.20)       --
Year ended 7/31/07                      $   24.03       0.22(x)        3.34          3.56       (0.22)       --
Year ended 7/31/06                      $   23.26       0.18(x)        0.78          0.96       (0.19)       --
Year ended 7/31/05                      $   20.84       0.20(x)        2.44          2.64       (0.22)       --
Year ended 7/31/04                      $   18.78       0.09(x)        2.10          2.19       (0.13)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Six months ended 1/31/09 +              $   24.05       0.24(x)       (8.33)        (8.09)      (0.29)       --
Year ended 7/31/08                      $   27.59       0.50(x)       (3.58)        (3.08)      (0.46)       --
Year ended 7/31/07                      $   24.23       0.47(x)        3.35          3.82       (0.46)       --
Year ended 7/31/06                      $   23.45       0.40(x)        0.80          1.20       (0.42)       --
Year ended 7/31/05                      $   21.00       0.41(x)        2.47          2.88       (0.43)       --
10/20/03(c) to 7/31/04                  $   19.86       0.22(x)        1.18          1.40       (0.26)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Six months ended 1/31/09 +              $   24.05       0.23(x)       (8.33)        (8.10)      (0.28)       --
Year ended 7/31/08                      $   27.59       0.48(x)       (3.58)        (3.10)      (0.44)       --
Year ended 7/31/07                      $   24.23       0.45(x)        3.37          3.82       (0.46)       --
Year ended 7/31/06                      $   23.45       0.39(x)        0.79          1.18       (0.40)       --
Year ended 7/31/05                      $   21.01       0.43(x)        2.41          2.84       (0.40)       --
10/20/03(c) to 7/31/04                  $   19.86       0.22(x)        1.18          1.40       (0.25)       --
---------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Six months ended 1/31/09 +              $   24.05       0.22(x)       (8.33)        (8.11)      (0.27)       --
Year ended 7/31/08                      $   27.60       0.46(x)       (3.60)        (3.14)      (0.41)       --
Year ended 7/31/07                      $   24.23       0.43(x)        3.36          3.79       (0.42)       --
Year ended 7/31/06                      $   23.45       0.36(x)        0.79          1.15       (0.37)       --
Year ended 7/31/05                      $   21.01       0.37(x)        2.46          2.83       (0.39)       --
10/20/03(c) to 7/31/04                  $   19.86       0.20(x)        1.18          1.38       (0.23)       --
---------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------
                                                                                     RATIOS OF  RATIOS OF
                                                     NET       TOTAL       NET       EXPENSES    EXPENSES   RATIOS OF NET
                                        TOTAL       ASSET     RETURN     ASSETS,       TO          TO        INVESTMENT
                                      DIVIDENDS     VALUE,   (EXCLUDES   END OF      AVERAGE     AVERAGE      INCOME       PORTFOLIO
                                         AND        END OF     SALES     PERIOD        NET         NET       TO AVERAGE    TURNOVER
                                    DISTRIBUTIONS   PERIOD    CHARGE)   (000'S)     ASSETS (a)  ASSETS (b)   NET ASSETS     RATE (d)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Six months ended 1/31/09 +             (0.29)      $  15.68  (33.82)%*  $  108,909   0.62%**      0.19%**      2.53%**         3%
Year ended 7/31/08                     (0.49)      $  24.05  (11.27)%   $  169,016   0.60%        0.19%        1.97%           4%
Year ended 7/31/07                     (0.49)      $  27.60   15.92%    $  193,180   0.61%        0.19%        1.84%           4%
Year ended 7/31/06                     (0.43)      $  24.24    5.21%    $  184,177   0.60%        0.19%        1.75%           6%
Year ended 7/31/05                     (0.44)      $  23.46   13.86%    $  168,279   0.62%        0.19%        1.97%           4%
Year ended 7/31/04                     (0.33)      $  21.01   12.75%    $  193,734   0.58%        0.27%        1.43%          14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Six months ended 1/31/09 +             (0.27)      $  15.62  (33.93)%*  $   34,462   0.87%**      0.44%**      2.26%**         3%
Year ended 7/31/08                     (0.42)      $  23.97  (11.51)%   $   55,640   0.85%        0.44%        1.71%           4%
Year ended 7/31/07                     (0.42)      $  27.51   15.65%    $   65,640   0.86%        0.44%        1.59%           4%
Year ended 7/31/06                     (0.38)      $  24.16    4.97%    $   65,204   0.85%        0.44%        1.52%           6%
Year ended 7/31/05                     (0.39)      $  23.38   13.58%    $   70,261   0.87%        0.44%        1.69%           4%
Year ended 7/31/04                     (0.28)      $  20.94   12.48%    $   72,944   0.86%        0.47%        1.19%          14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Six months ended 1/31/09 +             (0.21)      $  15.53  (34.16)%*  $    1,843   1.62%**      1.19%**      1.52%**         3%
Year ended 7/31/08                     (0.20)      $  23.84  (12.15)%   $    3,029   1.60%        1.19%        0.97%           4%
Year ended 7/31/07                     (0.22)      $  27.34   14.79%    $    3,961   1.61%        1.19%        0.84%           4%
Year ended 7/31/06                     (0.20)      $  24.01    4.17%    $    4,229   1.60%        1.19%        0.76%           6%
Year ended 7/31/05                     (0.23)      $  23.24   12.74%    $    4,399   1.63%        1.19%        0.93%           4%
Year ended 7/31/04                     (0.13)      $  20.83   11.64%    $    3,776   1.60%        1.23%        0.44%          14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Six months ended 1/31/09 +             (0.21)      $  15.54  (34.19)%*  $    1,079   1.62%**      1.19%**      1.52%**         3%
Year ended 7/31/08                     (0.20)      $  23.86  (12.17)%   $    1,876   1.60%        1.19%        0.97%           4%
Year ended 7/31/07                     (0.22)      $  27.37   14.81%    $    2,223   1.61%        1.19%        0.83%           4%
Year ended 7/31/06                     (0.19)      $  24.03    4.15%    $    1,998   1.60%        1.19%        0.77%           6%
Year ended 7/31/05                     (0.22)      $  23.26   12.72%    $    2,301   1.63%        1.19%        0.90%           4%
Year ended 7/31/04                     (0.13)      $  20.84   11.66%    $    1,990   1.60%        1.23%        0.44%          14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Six months ended 1/31/09 +             (0.29)      $  15.67  (33.89)%*  $    7,571   0.70%**      0.27%**      2.43%**         3%
Year ended 7/31/08                     (0.46)      $  24.05  (11.32)%   $   11,175   0.68%        0.27%        1.87%           4%
Year ended 7/31/07                     (0.46)      $  27.59   15.83%    $   17,852   0.69%        0.27%        1.76%           4%
Year ended 7/31/06                     (0.42)      $  24.23    5.13%    $   17,558   0.68%        0.27%        1.67%           6%
Year ended 7/31/05                     (0.43)      $  23.45   13.79%    $   18,690   0.71%        0.27%        1.83%           4%
10/20/03(c) to 7/31/04                 (0.26)      $  21.00    7.03%*   $   14,315   0.69%**      0.27%**      1.32%**        14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Six months ended 1/31/09 +             (0.28)      $  15.67  (33.91)%*  $   36,121   0.77%**      0.34%**      2.38%**         3%
Year ended 7/31/08                     (0.44)      $  24.05  (11.38)%   $   56,847   0.75%        0.34%        1.81%           4%
Year ended 7/31/07                     (0.46)      $  27.59   15.76%    $   69,251   0.76%        0.34%        1.68%           4%
Year ended 7/31/06                     (0.40)      $  24.23    5.06%    $   64,939   0.75%        0.34%        1.62%           6%
Year ended 7/31/05                     (0.40)      $  23.45   13.62%    $   78,132   0.77%        0.34%        1.98%           4%
10/20/03(c) to 7/31/04                 (0.25)      $  21.01    7.03%*   $  165,845   0.76%**      0.34%**      1.31%**        14%
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Six months ended 1/31/09 +             (0.27)      $  15.67  (33.94)%*  $   26,519   0.87%**      0.44%**      2.26%**         3%
Year ended 7/31/08                     (0.41)      $  24.05  (11.51)%   $   53,924   0.85%        0.44%        1.72%           4%
Year ended 7/31/07                     (0.42)      $  27.60   15.69%    $   68,661   0.86%        0.44%        1.59%           4%
Year ended 7/31/06                     (0.37)      $  24.23    4.95%    $   67,747   0.85%        0.44%        1.52%           6%
Year ended 7/31/05                     (0.39)      $  23.45   13.53%    $   76,295   0.87%        0.44%        1.69%           4%
10/20/03(c) to 7/31/04                 (0.23)      $  21.01    6.95%*   $   80,759   0.86%**      0.44%**      1.22%**        14%
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                           ---------------------------                    ------------------------
                                                                             NET
                                                                           REALIZED
                                                                              AND
                                                                           UNREALIZED
                                                                             GAINS/        CHANGE IN
                                            NET ASSET         NET           (LOSSES)       NET ASSETS
                                             VALUE,        INVESTMENT         FROM          RESULTING        NET            NET
                                            BEGINNING       INCOME/        INVESTMENTS        FROM        INVESTMENT      REALIZED
                                            OF PERIOD        (LOSS)       TRANSACTIONS     OPERATIONS       INCOME         GAINS
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL
   SHARES
Six months ended 1/31/09 +                 $     12.24       0.09(x)          (5.21)          (5.12)         (0.19)          (1.43)
Year ended 7/31/08                         $     15.55       0.45(x)          (2.30)          (1.85)         (0.46)          (1.00)
Year ended 7/31/07                         $     12.83       0.18(x)@          2.92            3.10          (0.11)          (0.27)
Year ended 7/31/06                         $     10.79       0.15(x)           2.37            2.52          (0.20)          (0.28)
Year ended 7/31/05                         $      9.32       0.13              1.54            1.67          (0.20)             --
Year ended 7/31/04                         $      7.79       0.06(x)           1.61            1.67          (0.14)             --
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Six months ended 1/31/09 +                 $     12.23       0.08(x)          (5.21)          (5.13)         (0.17)          (1.43)
Year ended 7/31/08                         $     15.54       0.40(x)          (2.28)          (1.88)         (0.43)          (1.00)
Year ended 7/31/07                         $     12.84       0.15(x)@          2.92            3.07          (0.10)          (0.27)
Year ended 7/31/06                         $     10.80       0.13(x)           2.36            2.49          (0.17)          (0.28)
Year ended 7/31/05                         $      9.33       0.10              1.54            1.64          (0.17)             --
Year ended 7/31/04                         $      7.81       0.05(x)           1.59            1.64          (0.12)             --
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Six months ended 1/31/09 +                 $     11.95       0.05(x)          (5.07)          (5.02)         (0.09)          (1.43)
Year ended 7/31/08                         $     15.21       0.29(x)          (2.23)          (1.94)         (0.32)          (1.00)
Year ended 7/31/07                         $     12.64       0.04(x)@          2.86            2.90          (0.06)          (0.27)
Year ended 7/31/06                         $     10.66       0.04(x)           2.32            2.36          (0.10)          (0.28)
Year ended 7/31/05                         $      9.23       0.02              1.52            1.54          (0.11)             --
Year ended 7/31/04                         $      7.71      (0.02)(x)          1.59            1.57          (0.05)             --
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Six months ended 1/31/09 +                 $     11.61       0.05(x)          (4.94)          (4.89)         (0.11)          (1.43)
Year ended 7/31/08                         $     14.81       0.30(x)          (2.18)          (1.88)         (0.32)          (1.00)
Year ended 7/31/07                         $     12.31       0.02(x)@          2.81            2.83          (0.06)          (0.27)
Year ended 7/31/06                         $     10.39       0.03(x)           2.28            2.31          (0.11)          (0.28)
Year ended 7/31/05                         $      8.99       0.02              1.49            1.51          (0.11)             --
Year ended 7/31/04                         $      7.50      (0.02)(x)          1.54            1.52          (0.03)             --
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Six months ended 1/31/09 +                 $      9.38       0.28(x)          (1.81)          (1.53)         (0.30)          (0.01)
Year ended 7/31/08                         $     11.18       0.55(x)          (1.41)          (0.85)         (0.61)          (0.33)
Year ended 7/31/07                         $     11.28       0.55(x)           0.01            0.56          (0.55)          (0.11)
Year ended 7/31/06                         $     11.54       0.52(x)          (0.23)           0.29          (0.52)          (0.03)
Year ended 7/31/05                         $     11.15       0.51              0.39            0.90          (0.50)          (0.01)
Year ended 7/31/04                         $     10.91       0.51              0.25            0.76          (0.52)             --
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Six months ended 1/31/09 +                 $      9.36       0.27(x)          (1.81)          (1.54)         (0.29)          (0.01)
Year ended 7/31/08                         $     11.15       0.53(x)          (1.41)          (0.87)         (0.58)          (0.33)
Year ended 7/31/07                         $     11.25       0.52(x)           0.02            0.54          (0.52)          (0.12)
Year ended 7/31/06                         $     11.51       0.48(x)          (0.22)           0.26          (0.49)          (0.03)
Year ended 7/31/05                         $     11.12       0.49              0.38            0.87          (0.47)          (0.01)
4/1/04(c) to 7/31/04                       $     11.65       0.17             (0.54)          (0.37)         (0.16)             --
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Six months ended 1/31/09 +                 $      9.36       0.24(x)          (1.81)          (1.57)         (0.26)          (0.01)
Year ended 7/31/08                         $     11.15       0.45(x)          (1.41)          (0.96)         (0.50)          (0.33)
Year ended 7/31/07                         $     11.25       0.43(x)           0.02            0.45          (0.44)          (0.11)
Year ended 7/31/06                         $     11.51       0.40(x)          (0.23)           0.17          (0.40)          (0.03)
Year ended 7/31/05                         $     11.12       0.40              0.39            0.79          (0.39)          (0.01)
4/1/04(c) to 7/31/04                       $     11.65       0.15             (0.54)          (0.39)         (0.14)             --
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Six months ended 1/31/09 +                 $      9.29       0.24(x)          (1.81)          (1.57)         (0.26)          (0.01)
Year ended 7/31/08                         $     11.07       0.45(x)          (1.40)          (0.95)         (0.50)          (0.33)
Year ended 7/31/07                         $     11.17       0.43(x)           0.02            0.45          (0.44)          (0.11)
Year ended 7/31/06                         $     11.43       0.40(x)          (0.23)           0.17          (0.40)          (0.03)
Year ended 7/31/05                         $     11.05       0.39              0.39            0.78          (0.39)          (0.01)
Year ended 7/31/04                         $     10.82       0.39              0.25            0.64          (0.41)             --
-----------------------------------------------------------------------------------------------------------------------------------

       See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      RATIOS/
                                                                                                   SUPPLEMENTAL
                                                                                                       DATA
                                                                                                  -------------
                                                                        NET          TOTAL             NET
                                                         TOTAL         ASSET        RETURN           ASSETS,
                                                       DIVIDENDS       VALUE,      (EXCLUDES         END OF
                                                          AND          END OF        SALES           PERIOD
                                                     DISTRIBUTIONS     PERIOD       CHARGE)          (000'S)
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              (1.62)       $    5.50        (42.62)%*    $    191,191
Year ended 7/31/08                                      (1.46)       $   12.24        (13.56)%     $    420,993
Year ended 7/31/07                                      (0.38)       $   15.55         24.57@%     $    469,183
Year ended 7/31/06                                      (0.48)       $   12.83         23.86%      $    434,572
Year ended 7/31/05                                      (0.20)       $   10.79         17.99%      $    282,476
Year ended 7/31/04                                      (0.14)       $    9.32         21.56%      $    324,852
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Six months ended 1/31/09 +                              (1.60)       $    5.50       (42.75)%*     $      9,821
Year ended 7/31/08                                      (1.43)       $   12.23        (13.81)%     $     20,160
Year ended 7/31/07                                      (0.37)       $   15.54         24.35@%     $     21,533
Year ended 7/31/06                                      (0.45)       $   12.84         23.53%      $     27,725
Year ended 7/31/05                                      (0.17)       $   10.80         17.79%      $     20,509
Year ended 7/31/04                                      (0.12)       $    9.33         21.11%      $     22,999
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Six months ended 1/31/09 +                              (1.52)       $    5.41        (42.77)%*    $        913
Year ended 7/31/08                                      (1.32)       $   11.95        (14.45)%     $      2,177
Year ended 7/31/07                                      (0.33)       $   15.21         23.36@%     $      2,677
Year ended 7/31/06                                      (0.38)       $   12.64         22.59%      $      2,060
Year ended 7/31/05                                      (0.11)       $   10.66         16.76%      $      1,280
Year ended 7/31/04                                      (0.05)       $    9.23         20.43%      $        793
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Six months ended 1/31/09 +                              (1.54)       $    5.18        (42.92)%*    $        344
Year ended 7/31/08                                      (1.32)       $   11.61        (14.43)%     $        721
Year ended 7/31/07                                      (0.33)       $   14.81         23.40@%     $        878
Year ended 7/31/06                                      (0.39)       $   12.31         22.61%      $      1,139
Year ended 7/31/05                                      (0.11)       $   10.39         16.83%      $        962
Year ended 7/31/04                                      (0.03)       $    8.99         20.32%      $        555
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              (0.31)       $    7.54        (16.39)%*    $     61,701
Year ended 7/31/08                                      (0.94)       $    9.38         (8.30)%     $     90,639
Year ended 7/31/07                                      (0.66)       $   11.18          4.97%      $    116,454
Year ended 7/31/06                                      (0.55)       $   11.28          2.61%      $    107,130
Year ended 7/31/05                                      (0.51)       $   11.54          8.21%      $     97,921
Year ended 7/31/04                                      (0.52)       $   11.15          7.04%      $     90,995
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Six months ended 1/31/09 +                              (0.30)       $    7.52        (16.53)%*    $     10,146
Year ended 7/31/08                                      (0.91)       $    9.36         (8.46)%     $     14,768
Year ended 7/31/07                                      (0.64)       $   11.15          4.72%      $      4,904
Year ended 7/31/06                                      (0.52)       $   11.25          2.36%      $      4,429
Year ended 7/31/05                                      (0.48)       $   11.51          7.96%      $      4,423
4/1/04(c) to 7/31/04                                    (0.16)       $   11.12         (3.15)%*    $        954
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Six months ended 1/31/09 +                              (0.27)       $    7.52        (16.85)%*    $        696
Year ended 7/31/08                                      (0.83)       $    9.36         (9.15)%     $        979
Year ended 7/31/07                                      (0.55)       $   11.15          3.94%      $      1,528
Year ended 7/31/06                                      (0.43)       $   11.25          1.60%      $      1,588
Year ended 7/31/05                                      (0.40)       $   11.51          7.16%      $      1,909
4/1/04(c) to 7/31/04                                    (0.14)       $   11.12         (3.36)%*    $        389
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Six months ended 1/31/09 +                              (0.27)       $    7.45        (16.98)%*    $      7,067
Year ended 7/31/08                                      (0.83)       $    9.29         (9.12)%     $      9,780
Year ended 7/31/07                                      (0.55)       $   11.07          3.98%      $     15,676
Year ended 7/31/06                                      (0.43)       $   11.17          1.62%      $     20,019
Year ended 7/31/05                                      (0.40)       $   11.43          7.12%      $     29,176
Year ended 7/31/04                                      (0.41)       $   11.05          6.07%      $     39,298
---------------------------------------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                      -------------------------------------------------------
                                                      RATIOS OF      RATIOS OF        RATIOS OF
                                                       EXPENSES       EXPENSES           NET
                                                          TO             TO          INVESTMENT
                                                       AVERAGE        AVERAGE         INCOME TO     PORTFOLIO
                                                         NET            NET           AVERAGE        TURNOVER
                                                      ASSETS (a)     ASSETS (b)      NET ASSETS      RATE (d)
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              1.35%**        1.22**~%         2.23%**        39%
Year ended 7/31/08                                      1.36%          1.26%            3.13%         155%
Year ended 7/31/07                                      1.36%          1.35%            1.29%          20%
Year ended 7/31/06                                      1.37%          1.35%            1.24%          23%
Year ended 7/31/05                                      1.39%          1.35%            1.15%          21%
Year ended 7/31/04                                      1.42%          1.36%            0.61%          50%
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Six months ended 1/31/09 +                              1.60%**       1.47**~%          1.95%**        39%
Year ended 7/31/08                                      1.60%          1.50%            2.80%         155%
Year ended 7/31/07                                      1.61%          1.60%            1.06%          20%
Year ended 7/31/06                                      1.62%          1.60%            1.03%          23%
Year ended 7/31/05                                      1.64%          1.60%            0.88%          21%
Year ended 7/31/04                                      1.67%          1.61%            0.51%          50%
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Six months ended 1/31/09 +                              2.35%**        2.22**~%         1.26%**        39%
Year ended 7/31/08                                      2.36%          2.26%            2.10%         155%
Year ended 7/31/07                                      2.35%          2.35%            0.32%          20%
Year ended 7/31/06                                      2.37%          2.35%            0.32%          23%
Year ended 7/31/05                                      2.39%          2.35%            0.23%          21%
Year ended 7/31/04                                      2.42%          2.36%          (0.21)%          50%
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Six months ended 1/31/09 +                              2.35%**       2.22**~%          1.22%**        39%
Year ended 7/31/08                                      2.36%          2.26%            2.19%         155%
Year ended 7/31/07                                      2.35%          2.35%            0.16%          20%
Year ended 7/31/06                                      2.37%          2.35%            0.29%          23%
Year ended 7/31/05                                      2.39%          2.35%            0.26%          21%
Year ended 7/31/04                                      2.42%          2.36%          (0.22)%          50%
-------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              1.39%**        0.95%**          7.03%**        15%
Year ended 7/31/08                                      1.35%          0.96%            5.28%          32%
Year ended 7/31/07                                      1.34%          1.06%            4.75%          18%
Year ended 7/31/06                                      1.34%          1.31%            4.56%           8%
Year ended 7/31/05                                      1.36%          1.36%            4.47%          17%
Year ended 7/31/04                                      1.33%          1.33%            4.64%          36%
-------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Six months ended 1/31/09 +                              1.64%**        1.20%**          6.79%**        15%
Year ended 7/31/08                                      1.60%          1.21%            5.21%          32%
Year ended 7/31/07                                      1.59%          1.31%            4.49%          18%
Year ended 7/31/06                                      1.59%          1.56%            4.30%           8%
Year ended 7/31/05                                      1.62%          1.62%            4.25%          17%
4/1/04(c) to 7/31/04                                    1.63%**        1.63%**          5.02%**        36%
-------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Six months ended 1/31/09 +                              2.39%**        1.95%**          6.07%**        15%
Year ended 7/31/08                                      2.35%          1.96%            4.27%          32%
Year ended 7/31/07                                      2.34%          2.05%            3.76%          18%
Year ended 7/31/06                                      2.34%          2.31%            3.57%           8%
Year ended 7/31/05                                      2.37%          2.37%            3.49%          17%
4/1/04(c) to 7/31/04                                    2.37%**        2.37%**          4.27%**        36%
-------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Six months ended 1/31/09 +                              2.39%**        1.95%**          6.08%**        15%
Year ended 7/31/08                                      2.35%          1.96%            4.26%          32%
Year ended 7/31/07                                      2.34%          2.06%            3.75%          18%
Year ended 7/31/06                                      2.34%          2.32%            3.53%           8%
Year ended 7/31/05                                      2.35%          2.35%            3.47%          17%
Year ended 7/31/04                                      2.33%          2.33%            3.62%          36%
-------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   CHANGE IN NET ASSETS                                         LESS DIVIDENDS AND
                                                RESULTING FROM OPERATIONS                                       DISTRIBUTIONS FROM
                                                --------------------------                                     --------------------
                                                                                  NET REALIZED
                                                                                       AND
                                                                                   UNREALIZED
                                                                                     GAINS/        CHANGE IN
                                                NET ASSET          NET             (LOSSES)       NET ASSETS
                                                  VALUE,        INVESTMENT            FROM         RESULTING        NET       NET
                                                BEGINNING         INCOME/         INVESTMENTS        FROM      INVESTMENT  REALIZED
                                                OF PERIOD         (LOSS)         TRANSACTIONS     OPERATIONS     INCOME     GAINS
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                      $   13.57          0.15#(x)        (5.01)#          (4.86)       (0.16)     (1.25)
Year ended 7/31/08                              $   16.58          0.20#(x)        (1.56)#          (1.36)       (0.49)     (1.16)
Year ended 7/31/07                              $   14.58          0.14#(x)         2.39#            2.53        (0.12)     (0.41)
Year ended 7/31/06                              $   14.36          0.21#            0.52#            0.73        (0.20)     (0.31)
Year ended 7/31/05                              $   12.49          0.16#            1.94#            2.10        (0.15)     (0.08)
Year ended 7/31/04                              $   11.35          0.14#            1.31#            1.45        (0.13)     (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                      $   13.49          0.13#(x)        (4.98)#          (4.85)       (0.15)     (1.25)
Year ended 7/31/08                              $   16.51          0.18#(x)        (1.58)#          (1.40)       (0.46)     (1.16)
Year ended 7/31/07                              $   14.53          0.10#(x)         2.38#            2.48        (0.09)     (0.41)
Year ended 7/31/06                              $   14.32          0.17#            0.51#            0.68        (0.16)     (0.31)
Year ended 7/31/05                              $   12.45          0.12#            1.95#            2.07        (0.12)     (0.08)
Year ended 7/31/04                              $   11.33          0.11#            1.30#            1.41        (0.11)     (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                      $   13.12          0.10#(x)        (4.85)#          (4.75)       (0.12)     (1.25)
Year ended 7/31/08                              $   16.11          0.06#(x)        (1.52)#          (1.46)       (0.37)     (1.16)
Year ended 7/31/07                              $   14.24         (0.02)#(x)        2.33#            2.31        (0.02)     (0.42)
Year ended 7/31/06                              $   14.08          0.06#            0.51#            0.57        (0.10)     (0.31)
Year ended 7/31/05                              $   12.30          0.03#            1.90#            1.93        (0.07)     (0.08)
Year ended 7/31/04                              $   11.26          0.05#            1.27#            1.32        (0.10)     (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                      $   13.11          0.10#(x)        (4.84)#          (4.74)       (0.12)     (1.25)
Year ended 7/31/08                              $   16.11          0.05#(x)        (1.52)#          (1.47)       (0.37)     (1.16)
Year ended 7/31/07                              $   14.24         (0.04)#(x)        2.35#            2.31        (0.03)     (0.41)
Year ended 7/31/06                              $   14.08          0.06#            0.51#            0.57        (0.10)     (0.31)
Year ended 7/31/05                              $   12.30          0.03#            1.90#            1.93        (0.07)     (0.08)
Year ended 7/31/04                              $   11.26          0.03#            1.28#            1.31        (0.09)     (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +                      $   12.85          0.19#(x)        (3.99)#          (3.80)       (0.18)     (0.91)
Year ended 7/31/08                              $   15.44          0.29#(x)        (1.32)#          (1.03)       (0.45)     (1.11)
Year ended 7/31/07                              $   13.98          0.25#(x)         1.84#            2.09        (0.26)     (0.37)
Year ended 7/31/06                              $   13.91          0.28#            0.34#            0.62        (0.28)     (0.27)
Year ended 7/31/05                              $   12.48          0.22#            1.50#            1.72        (0.21)     (0.08)
Year ended 7/31/04                              $   11.59          0.19#            1.03#            1.22        (0.19)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A
   SHARES
Six months ended 1/31/09 +                      $   12.83          0.17#(x)        (3.97)#          (3.80)       (0.17)     (0.91)
Year ended 7/31/08                              $   15.42          0.27#(x)        (1.34)#          (1.07)       (0.41)     (1.11)
Year ended 7/31/07                              $   13.96          0.21#(x)         1.83#            2.04        (0.22)     (0.36)
Year ended 7/31/06                              $   13.89          0.26#            0.33#            0.59        (0.25)     (0.27)
Year ended 7/31/05                              $   12.47          0.19#            1.49#            1.68        (0.18)     (0.08)
Year ended 7/31/04                              $   11.58          0.16#            1.04#            1.20        (0.17)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B
   SHARES
Six months ended 1/31/09 +                      $   12.72          0.13#(x)        (3.94)#          (3.81)       (0.14)     (0.91)
Year ended 7/31/08                              $   15.34          0.17#(x)        (1.33)#          (1.16)       (0.35)     (1.11)
Year ended 7/31/07                              $   13.90          0.10#(x)         1.82#            1.92        (0.11)     (0.37)
Year ended 7/31/06                              $   13.83          0.15#            0.34#            0.49        (0.15)     (0.27)
Year ended 7/31/05                              $   12.42          0.09#            1.48#            1.57        (0.08)     (0.08)
Year ended 7/31/04                              $   11.55          0.07#            1.03#            1.10        (0.09)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C
   SHARES
Six months ended 1/31/09 +                      $   12.71          0.13#(x)        (3.93)#          (3.80)       (0.14)     (0.91)
Year ended 7/31/08                              $   15.34          0.19#(x)        (1.36)#          (1.17)       (0.35)     (1.11)
Year ended 7/31/07                              $   13.89          0.10#(x)         1.83#            1.93        (0.11)     (0.37)
Year ended 7/31/06                              $   13.83          0.15#            0.33#            0.48        (0.15)     (0.27)
Year ended 7/31/05                              $   12.41          0.09#            1.49#            1.58        (0.08)     (0.08)
Year ended 7/31/04                              $   11.55          0.07#            1.02#            1.09        (0.09)     (0.14)
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   RATIOS/
                                                                                                 SUPPLEMENTAL
                                                                                                     DATA
                                                                                                 -------------
                                                                   NET             TOTAL             NET
                                                  TOTAL           ASSET            RETURN          ASSETS,
                                                DIVIDENDS         VALUE,         (EXCLUDES          END OF
                                                   AND            END OF           SALES            PERIOD
                                               DISTRIBUTIONS       PERIOD          CHARGE)          (000'S)
--------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                         (1.41)      $       7.30        (36.31)%*     $      63,154
Year ended 7/31/08                                 (1.65)      $      13.57         (9.45)%      $     107,929
Year ended 7/31/07                                 (0.53)      $      16.58         17.59%       $     119,437
Year ended 7/31/06                                 (0.51)      $      14.58          5.13%       $     101,365
Year ended 7/31/05                                 (0.23)      $      14.36         16.91%       $      70,072
Year ended 7/31/04                                 (0.31)      $      12.49         12.83%       $      52,085
--------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                         (1.40)      $       7.24        (36.47)%*     $      24,864
Year ended 7/31/08                                 (1.62)      $      13.49         (9.74)%      $      44,892
Year ended 7/31/07                                 (0.50)      $      16.51         17.29%       $      57,421
Year ended 7/31/06                                 (0.47)      $      14.53          4.80%       $      50,416
Year ended 7/31/05                                 (0.20)      $      14.32         16.59%       $      47,172
Year ended 7/31/04                                 (0.29)      $      12.45         12.49%       $      38,249
--------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                         (1.37)      $       7.00        (36.70)%*     $       7,369
Year ended 7/31/08                                 (1.53)      $      13.12        (10.41)%      $      13,202
Year ended 7/31/07                                 (0.44)      $      16.11         16.44%       $      18,547
Year ended 7/31/06                                 (0.41)      $      14.24          4.10%       $      16,926
Year ended 7/31/05                                 (0.15)      $      14.08         15.73%       $      16,203
Year ended 7/31/04                                 (0.28)      $      12.30         11.70%       $      12,106
--------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                         (1.37)      $       7.00        (36.65)%      $       1,313
Year ended 7/31/08                                 (1.53)      $      13.11        (10.44)%      $       2,236
Year ended 7/31/07                                 (0.44)      $      16.11         16.45%       $       3,016
Year ended 7/31/06                                 (0.41)      $      14.24          4.11%       $       2,661
Year ended 7/31/05                                 (0.15)      $      14.08         15.80%       $       2,164
Year ended 7/31/04                                 (0.27)      $      12.30         11.67%       $       1,916
--------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +                         (1.09)      $       7.96        (29.79)%*     $      93,959
Year ended 7/31/08                                 (1.56)      $      12.85         (7.76)%      $     135,474
Year ended 7/31/07                                 (0.63)      $      15.44         15.16%       $     146,973
Year ended 7/31/06                                 (0.55)      $      13.98          4.60%       $     135,542
Year ended 7/31/05                                 (0.29)      $      13.91         13.87%       $     110,379
Year ended 7/31/04                                 (0.33)      $      12.48         10.54%       $      82,264
--------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A
   SHARES
Six months ended 1/31/09 +                         (1.08)      $       7.95        (29.82)%*     $      59,806
Year ended 7/31/08                                 (1.52)      $      12.83         (7.95)%      $      98,658
Year ended 7/31/07                                 (0.58)      $      15.42         14.82%       $     127,824
Year ended 7/31/06                                 (0.52)      $      13.96          4.36%       $     128,564
Year ended 7/31/05                                 (0.26)      $      13.89         13.53%       $     125,130
Year ended 7/31/04                                 (0.31)      $      12.47         10.32%       $      94,739
--------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B
   SHARES
Six months ended 1/31/09 +                         (1.05)      $       7.86        (30.15)%*     $      26,209
Year ended 7/31/08                                 (1.46)      $      12.72         (8.65)%      $      43,036
Year ended 7/31/07                                 (0.48)      $      15.34         13.97%       $      56,679
Year ended 7/31/06                                 (0.42)      $      13.90          3.63%       $      53,395
Year ended 7/31/05                                 (0.16)      $      13.83         12.68%       $      50,000
Year ended 7/31/04                                 (0.23)      $      12.42          9.47%       $      39,636
--------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C
   SHARES
Six months ended 1/31/09 +                         (1.05)      $       7.86        (30.10)%*     $       3,388
Year ended 7/31/08                                 (1.46)      $      12.71         (8.73)%      $       6,077
Year ended 7/31/07                                 (0.48)      $      15.34         13.98%       $       9,012
Year ended 7/31/06                                 (0.42)      $      13.89          3.53%       $       8,196
Year ended 7/31/05                                 (0.16)      $      13.83         12.75%       $       9,034
Year ended 7/31/04                                 (0.23)      $      12.41          9.45%       $       8,046
--------------------------------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------
                                                  RATIOS OF        RATIOS OF
                                                  EXPENSES         EXPENSES        RATIOS OF NET
                                                     TO               TO            INVESTMENT
                                                   AVERAGE          AVERAGE           INCOME            PORTFOLIO
                                                     NET              NET           TO AVERAGE           TURNOVER
                                                 ASSETS (a)       ASSETS (b)        NET ASSETS           RATE (d)
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                           0.50%**          0.08%**          2.99%**              7%
Year ended 7/31/08                                   0.49%            0.08%            1.31%               26%
Year ended 7/31/07                                   0.49%            0.08%            0.87%               14%
Year ended 7/31/06                                   0.48%            0.08%            1.38%               14%
Year ended 7/31/05                                   0.47%            0.08%            1.15%               35%
Year ended 7/31/04                                   0.51%            0.08%            1.09%               22%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                           0.75%**          0.33%**          2.65%**              7%
Year ended 7/31/08                                   0.74%            0.33%            1.19%               26%
Year ended 7/31/07                                   0.73%            0.33%            0.62%               14%
Year ended 7/31/06                                   0.72%            0.33%            1.15%               14%
Year ended 7/31/05                                   0.72%            0.33%            0.91%               35%
Year ended 7/31/04                                   0.76%            0.33%            0.80%               22%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                           1.50%**          1.08%**          1.97%**              7%
Year ended 7/31/08                                   1.49%            1.08%            0.39%               26%
Year ended 7/31/07                                   1.49%            1.08%           (0.13)%              14%
Year ended 7/31/06                                   1.47%            1.08%            0.39%               14%
Year ended 7/31/05                                   1.47%            1.08%            0.15%               35%
Year ended 7/31/04                                   1.51%            1.08%            0.03%               22%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                           1.50%**          1.08%**          1.93%**              7%
Year ended 7/31/08                                   1.49%            1.08%            0.36%               26%
Year ended 7/31/07                                   1.49%            1.08%           (0.24)%              14%
Year ended 7/31/06                                   1.47%            1.08%            0.37%               14%
Year ended 7/31/05                                   1.47%            1.08%            0.14%               35%
Year ended 7/31/04                                   1.51%            1.08%            0.06%               22%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +                           0.48%**          0.08%**          3.68%**              6%
Year ended 7/31/08                                   0.48%            0.08%            2.06%               26%
Year ended 7/31/07                                   0.47%            0.08%            1.68%               20%
Year ended 7/31/06                                   0.45%            0.08%            2.09%               19%
Year ended 7/31/05                                   0.44%            0.08%            1.62%               35%
Year ended 7/31/04                                   0.45%            0.08%            1.56%               16%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A
   SHARES
Six months ended 1/31/09 +                           0.73%**          0.33%**          3.31%**              6%
Year ended 7/31/08                                   0.73%            0.33%            1.89%               26%
Year ended 7/31/07                                   0.72%            0.33%            1.42%               20%
Year ended 7/31/06                                   0.70%            0.33%            1.86%               19%
Year ended 7/31/05                                   0.69%            0.33%            1.38%               35%
Year ended 7/31/04                                   0.70%            0.33%            1.32%               16%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B
   SHARES
Six months ended 1/31/09 +                           1.48%**          1.08%**          2.56%**              6%
Year ended 7/31/08                                   1.48%            1.08%            1.20%               26%
Year ended 7/31/07                                   1.47%            1.08%            0.68%               20%
Year ended 7/31/06                                   1.45%            1.08%            1.10%               19%
Year ended 7/31/05                                   1.44%            1.08%            0.62%               35%
Year ended 7/31/04                                   1.45%            1.08%            0.53%               16%
-----------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C
   SHARES
Six months ended 1/31/09 +                           1.48%**          1.08%**          2.48%**              6%
Year ended 7/31/08                                   1.48%            1.08%            1.35%               26%
Year ended 7/31/07                                   1.47%            1.08%            0.68%               20%
Year ended 7/31/06                                   1.45%            1.08%            1.11%               19%
Year ended 7/31/05                                   1.44%            1.08%            0.62%               35%
Year ended 7/31/04                                   1.45%            1.08%            0.48%               16%
-----------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       CHANGE IN NET ASSETS                   LESS DIVIDENDS AND
                                                                    RESULTING FROM OPERATIONS                 DISTRIBUTIONS FROM
                                                                    --------------------------               ---------------------
                                                                                  NET REALIZED
                                                                                       AND
                                                                                   UNREALIZED
                                                                                     GAINS/      CHANGE IN
                                                      NET ASSET        NET          (LOSSES)     NET ASSETS
                                                        VALUE,      INVESTMENT        FROM       RESULTING       NET         NET
                                                      BEGINNING      INCOME/       INVESTMENTS      FROM     INVESTMENT   REALIZED
                                                      OF PERIOD       (LOSS)      TRANSACTIONS   OPERATIONS    INCOME       GAINS
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
Six months ended 1/31/09 +                           $     11.43       0.20#(x)     (2.78)#        (2.58)      (0.20)      (0.53)
Year ended 7/31/08                                   $     13.34       0.36#(x)     (1.06)#        (0.70)      (0.45)      (0.76)
Year ended 7/31/07                                   $     12.43       0.33#(x)      1.21#          1.54       (0.33)      (0.30)
Year ended 7/31/06                                   $     12.52       0.33#         0.15#          0.48       (0.33)      (0.24)
Year ended 7/31/05                                   $     11.57       0.27#         0.97#          1.24       (0.26)      (0.03)
Year ended 7/31/04                                   $     10.93       0.21#         0.76#          0.97       (0.21)      (0.12)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Six months ended 1/31/09 +                           $     11.42       0.19#(x)     (2.79)#        (2.60)      (0.18)      (0.53)
Year ended 7/31/08                                   $     13.32       0.33#(x)     (1.06)#        (0.73)      (0.41)      (0.76)
Year ended 7/31/07                                   $     12.41       0.29#(x)      1.22#          1.51       (0.30)      (0.30)
Year ended 7/31/06                                   $     12.50       0.30#         0.15#          0.45       (0.30)      (0.24)
Year ended 7/31/05                                   $     11.56       0.24#         0.96#          1.20       (0.23)      (0.03)
Year ended 7/31/04                                   $     10.93       0.19#         0.74#          0.93       (0.18)      (0.12)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Six months ended 1/31/09 +                           $     11.37       0.15#(x)     (2.78)#        (2.63)      (0.15)      (0.53)
Year ended 7/31/08                                   $     13.25       0.24#(x)     (1.05)#        (0.81)      (0.31)      (0.76)
Year ended 7/31/07                                   $     12.35       0.19#(x)      1.21#          1.40       (0.20)      (0.30)
Year ended 7/31/06                                   $     12.45       0.21#         0.14#          0.35       (0.21)      (0.24)
Year ended 7/31/05                                   $     11.51       0.14#         0.97#          1.11       (0.14)      (0.03)
Year ended 7/31/04                                   $     10.89       0.12#         0.73#          0.85       (0.11)      (0.12)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Six months ended 1/31/09 +                           $     11.37       0.15#(x)     (2.77)#        (2.62)      (0.15)      (0.53)
Year ended 7/31/08                                   $     13.26       0.24#(x)     (1.06)#        (0.82)      (0.31)      (0.76)
Year ended 7/31/07                                   $     12.36       0.19#(x)      1.21#          1.40       (0.20)      (0.30)
Year ended 7/31/06                                   $     12.45       0.21#         0.14#          0.35       (0.20)      (0.24)
Year ended 7/31/05                                   $     11.51       0.15#         0.96#          1.11       (0.14)      (0.03)
Year ended 7/31/04                                   $     10.90       0.12#         0.73#          0.85       (0.12)      (0.12)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)
   INSTITUTIONAL SHARES
Six months ended 1/31/09 +                           $     10.34       0.20#(x)     (2.23)#        (2.03)      (0.18)      (0.52)
Year ended 7/31/08                                   $     11.95       0.37#(x)     (0.90)#        (0.53)      (0.42)      (0.66)
Year ended 7/31/07                                   $     11.36       0.34#(x)      0.93#          1.27       (0.35)      (0.33)
Year ended 7/31/06                                   $     11.59       0.34#         0.04#          0.38       (0.34)      (0.27)
Year ended 7/31/05                                   $     10.95       0.27#         0.73#          1.00       (0.27)      (0.09)
Year ended 7/31/04                                   $     10.62       0.27#         0.51#          0.78       (0.25)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)
   CLASS A SHARES
Six months ended 1/31/09 +                           $     10.32       0.19#(x)     (2.23)#        (2.04)      (0.17)      (0.52)
Year ended 7/31/08                                   $     11.93       0.33#(x)     (0.89)#        (0.56)      (0.39)      (0.66)
Year ended 7/31/07                                   $     11.35       0.31#(x)      0.92#          1.23       (0.32)      (0.33)
Year ended 7/31/06                                   $     11.58       0.32#         0.03#          0.35       (0.31)      (0.27)
Year ended 7/31/05                                   $     10.93       0.25#         0.73#          0.98       (0.24)      (0.09)
Year ended 7/31/04                                   $     10.60       0.22#         0.53#          0.75       (0.22)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)
   CLASS B SHARES
Six months ended 1/31/09 +                           $     10.29       0.15#(x)     (2.22)#        (2.07)      (0.14)      (0.52)
Year ended 7/31/08                                   $     11.88       0.25#(x)     (0.89)#        (0.64)      (0.29)      (0.66)
Year ended 7/31/07                                   $     11.30       0.22#(x)      0.92#          1.14       (0.23)      (0.33)
Year ended 7/31/06                                   $     11.54       0.24#         0.02#          0.26       (0.23)      (0.27)
Year ended 7/31/05                                   $     10.90       0.17#         0.72#          0.89       (0.16)      (0.09)
Year ended 7/31/04                                   $     10.58       0.14#         0.53#          0.67       (0.15)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)
   CLASS C SHARES
Six months ended 1/31/09 +                           $     10.30       0.15#(x)     (2.22)#        (2.07)      (0.14)      (0.52)
Year ended 7/31/08                                   $     11.89       0.25#(x)     (0.89)#        (0.64)      (0.29)      (0.66)
Year ended 7/31/07                                   $     11.32       0.22#(x)      0.91#          1.13       (0.23)      (0.33)
Year ended 7/31/06                                   $     11.54       0.24#         0.03#          0.27       (0.22)      (0.27)
Year ended 7/31/05                                   $     10.90       0.17#         0.72#          0.89       (0.16)      (0.09)
Year ended 7/31/04                                   $     10.59       0.14#         0.52#          0.66       (0.15)      (0.20)
----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  RATIOS/
                                                                                                                SUPPLEMENTAL
                                                                                                                    DATA
                                                                                                                ------------
                                                                                  NET               TOTAL            NET
                                                                 TOTAL           ASSET             RETURN           ASSETS,
                                                               DIVIDENDS         VALUE,           (EXCLUDES         END OF
                                                                  AND            END OF             SALES           PERIOD
                                                              DISTRIBUTIONS      PERIOD            CHARGE)         (000'S)
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                        (0.73)       $      8.12         (22.74)%*    $    232,530
Year ended 7/31/08                                                (1.21)       $     11.43          (6.02)%     $    312,435
Year ended 7/31/07                                                (0.63)       $     13.34          12.60%      $    369,880
Year ended 7/31/06                                                (0.57)       $     12.43           3.90%      $    369,903
Year ended 7/31/05                                                (0.29)       $     12.52          10.79%      $    340,163
Year ended 7/31/04                                                (0.33)       $     11.57           8.84%      $    315,055
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Six months ended 1/31/09 +                                        (0.71)       $      8.11         (22.85)%*    $     46,840
Year ended 7/31/08                                                (1.17)       $     11.42          (6.21)%     $     71,338
Year ended 7/31/07                                                (0.60)       $     13.32          12.32%      $     92,719
Year ended 7/31/06                                                (0.54)       $     12.41           3.65%      $    100,588
Year ended 7/31/05                                                (0.26)       $     12.50          10.43%      $    106,044
Year ended 7/31/04                                                (0.30)       $     11.56           8.53%      $     98,293
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Six months ended 1/31/09 +                                        (0.68)       $      8.06         (23.20)%*    $     20,877
Year ended 7/31/08                                                (1.07)       $     11.37          (6.87)%     $     32,003
Year ended 7/31/07                                                (0.50)       $     13.25          11.47%      $     43,013
Year ended 7/31/06                                                (0.45)       $     12.35           2.82%      $     43,234
Year ended 7/31/05                                                (0.17)       $     12.45           9.58%      $     44,111
Year ended 7/31/04                                                (0.23)       $     11.51           7.80%      $     36,778
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Six months ended 1/31/09 +                                        (0.68)       $      8.07         (23.11)%*    $      2,855
Year ended 7/31/08                                                (1.07)       $     11.37          (6.95)%     $      4,333
Year ended 7/31/07                                                (0.50)       $     13.26          11.46%      $      6,158
Year ended 7/31/06                                                (0.44)       $     12.36           2.88%      $      6,495
Year ended 7/31/05                                                (0.17)       $     12.45           9.64%      $      7,912
Year ended 7/31/04                                                (0.24)       $     11.51           7.76%      $      7,442
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                        (0.70)       $      7.61         (19.67)%*    $     32,325
Year ended 7/31/08                                                (1.08)       $     10.34          (5.03)%     $     43,093
Year ended 7/31/07                                                (0.68)       $     11.95          11.24%      $     41,336
Year ended 7/31/06                                                (0.61)       $     11.36           3.39%      $     42,683
Year ended 7/31/05                                                (0.36)       $     11.59           9.24%      $     38,606
Year ended 7/31/04                                                (0.45)       $     10.95           7.39%      $     38,097
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                                        (0.69)       $      7.59         (19.80)%*    $     16,737
Year ended 7/31/08                                                (1.05)       $     10.32          (5.30)%     $     25,200
Year ended 7/31/07                                                (0.65)       $     11.93          10.96%      $     35,676
Year ended 7/31/06                                                (0.58)       $     11.35           3.14%      $     37,479
Year ended 7/31/05                                                (0.33)       $     11.58           8.97%      $     41,446
Year ended 7/31/04                                                (0.42)       $     10.93           7.15%      $     40,851
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                                        (0.66)       $      7.56         (20.13)%*    $      8,817
Year ended 7/31/08                                                (0.95)       $     10.29          (5.94)%     $     13,891
Year ended 7/31/07                                                (0.56)       $     11.88          10.17%      $     18,839
Year ended 7/31/06                                                (0.50)       $     11.30           2.28%      $     20,488
Year ended 7/31/05                                                (0.25)       $     11.54           8.10%      $     22,752
Year ended 7/31/04                                                (0.35)       $     10.90           6.35%      $     21,122
----------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                                        (0.66)       $      7.57         (20.10)%*    $      1,229
Year ended 7/31/08                                                (0.95)       $     10.30          (5.93)%     $      2,071
Year ended 7/31/07                                                (0.56)       $     11.89          10.08%      $      2,755
Year ended 7/31/06                                                (0.49)       $     11.32           2.43%      $      3,058
Year ended 7/31/05                                                (0.25)       $     11.54           8.18%      $      4,029
Year ended 7/31/04                                                (0.35)       $     10.90           6.29%      $      3,576
----------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                               ------------------------------------------------------------
                                                                RATIOS OF        RATIOS OF     RATIOS OF
                                                                 EXPENSES        EXPENSES         NET
                                                                    TO              TO         INVESTMENT
                                                                 AVERAGE          AVERAGE        INCOME           PORTFOLIO
                                                                   NET              NET        TO AVERAGE         TURNOVER
                                                                ASSETS (a)      ASSETS (b)     NET ASSETS          RATE (d)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                         0.43%**           0.08%**        4.22%**            5%
Year ended 7/31/08                                                 0.43%             0.08%          2.85%             23%
Year ended 7/31/07                                                 0.44%             0.08%          2.48%             18%
Year ended 7/31/06                                                 0.43%             0.08%          2.70%             30%
Year ended 7/31/05                                                 0.42%             0.08%          2.17%             41%
Year ended 7/31/04                                                 0.43%             0.08%          1.76%             14%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Six months ended 1/31/09 +                                         0.68%**           0.33%**        3.88%**            5%
Year ended 7/31/08                                                 0.68%             0.33%          2.67%             23%
Year ended 7/31/07                                                 0.69%             0.33%          2.23%             18%
Year ended 7/31/06                                                 0.68%             0.33%          2.46%             30%
Year ended 7/31/05                                                 0.67%             0.33%          1.92%             41%
Year ended 7/31/04                                                 0.68%             0.33%          1.79%             14%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Six months ended 1/31/09 +                                         1.43%**           1.08%**        3.14%**            5%
Year ended 7/31/08                                                 1.43%             1.08%          1.93%             23%
Year ended 7/31/07                                                 1.44%             1.08%          1.48%             18%
Year ended 7/31/06                                                 1.43%             1.08%          1.70%             30%
Year ended 7/31/05                                                 1.42%             1.08%          1.17%             41%
Year ended 7/31/04                                                 1.43%             1.08%          1.05%             14%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Six months ended 1/31/09 +                                         1.43%**           1.08%**        3.13%**            5%
Year ended 7/31/08                                                 1.43%             1.08%          1.92%             23%
Year ended 7/31/07                                                 1.44%             1.08%          1.48%             18%
Year ended 7/31/06                                                 1.43%             1.08%          1.70%             30%
Year ended 7/31/05                                                 1.42%             1.08%          1.16%             41%
Year ended 7/31/04                                                 1.43%             1.08%          1.04%             14%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                         0.56%**           0.08%**        4.49%**            6%
Year ended 7/31/08                                                 0.53%             0.08%          3.28%             25%
Year ended 7/31/07                                                 0.54%             0.08%          2.89%             30%
Year ended 7/31/06                                                 0.50%             0.08%          3.05%             22%
Year ended 7/31/05                                                 0.47%             0.08%          2.44%             38%
Year ended 7/31/04                                                 0.49%             0.08%          2.33%             19%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                                         0.81%**           0.33%**        4.13%**            6%
Year ended 7/31/08                                                 0.79%             0.33%          2.92%             25%
Year ended 7/31/07                                                 0.79%             0.33%          2.63%             30%
Year ended 7/31/06                                                 0.75%             0.33%          2.80%             22%
Year ended 7/31/05                                                 0.72%             0.33%          2.18%             38%
Year ended 7/31/04                                                 0.74%             0.33%          2.09%             19%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                                         1.56%**           1.08%**        3.34%**            6%
Year ended 7/31/08                                                 1.54%             1.08%          2.25%             25%
Year ended 7/31/07                                                 1.54%             1.08%          1.89%             30%
Year ended 7/31/06                                                 1.50%             1.08%          2.05%             22%
Year ended 7/31/05                                                 1.47%             1.08%          1.44%             38%
Year ended 7/31/04                                                 1.49%             1.08%          1.31%             19%
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                                         1.56%**           1.08%**        3.39%**            6%
Year ended 7/31/08                                                 1.54%             1.08%          2.23%             25%
Year ended 7/31/07                                                 1.54%             1.08%          1.88%             30%
Year ended 7/31/06                                                 1.50%             1.08%          2.05%             22%
Year ended 7/31/05                                                 1.47%             1.08%          1.42%             38%
Year ended 7/31/04                                                 1.49%             1.08%          1.26%             19%
---------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                                  RESULTING FROM OPERATIONS                    DISTRIBUTIONS FROM
                                                                 ----------------------------                  -------------------
                                                                                     NET
                                                                                  REALIZED
                                                                                    AND
                                                                                 UNREALIZED
                                                                                   GAINS/        CHANGE IN
                                                   NET ASSET                      (LOSSES)      NET ASSETS
                                                     VALUE,          NET            FROM         RESULTING        NET         NET
                                                   BEGINNING      INVESTMENT     INVESTMENTS       FROM        INVESTMENT   REALIZED
                                                   OF PERIOD     INCOME/(LOSS)  TRANSACTIONS    OPERATIONS       INCOME      GAINS
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                        $      9.89        0.22#(x)       (1.51)#       (1.29)         (0.21)      (0.17)
Year ended 7/31/08                                $     10.99        0.43#(x)       (0.80)#       (0.37)         (0.43)      (0.30)
Year ended 7/31/07                                $     10.72        0.41#(x)        0.49#         0.90          (0.41)      (0.22)
Year ended 7/31/06                                $     10.92        0.40#(x)       (0.09)#        0.31          (0.40)      (0.11)
Year ended 7/31/05                                $     10.66        0.31#           0.36#         0.67          (0.32)      (0.09)
Year ended 7/31/04                                $     10.54        0.31#           0.26#         0.57          (0.29)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                        $      9.87        0.21#(x)       (1.50)#       (1.29)         (0.20)      (0.17)
Year ended 7/31/08                                $     10.97        0.39#(x)       (0.79)#       (0.40)         (0.40)      (0.30)
Year ended 7/31/07                                $     10.70        0.38#(x)        0.49#         0.87          (0.38)      (0.22)
Year ended 7/31/06                                $     10.90        0.37#(x)       (0.09)#        0.28          (0.37)      (0.11)
Year ended 7/31/05                                $     10.64        0.30#           0.34#         0.64          (0.29)      (0.09)
Year ended 7/31/04                                $     10.53        0.26#           0.28#         0.54          (0.27)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                        $      9.83        0.18#(x)       (1.49)#       (1.31)         (0.18)      (0.17)
Year ended 7/31/08                                $     10.95        0.31#(x)       (0.80)#       (0.49)         (0.33)      (0.30)
Year ended 7/31/07                                $     10.67        0.29#(x)        0.50#         0.79          (0.30)      (0.21)
Year ended 7/31/06                                $     10.87        0.29#(x)       (0.09)#        0.20          (0.29)      (0.11)
Year ended 7/31/05                                $     10.61        0.22#           0.34#         0.56          (0.21)      (0.09)
Year ended 7/31/04                                $     10.50        0.19#           0.27#         0.46          (0.19)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                        $      9.84        0.17#(x)       (1.49)#       (1.32)         (0.17)      (0.17)
Year ended 7/31/08                                $     10.95        0.31#(x)       (0.79)#       (0.48)         (0.33)      (0.30)
Year ended 7/31/07                                $     10.67        0.29#(x)        0.51#         0.80          (0.30)      (0.22)
Year ended 7/31/06                                $     10.88        0.29#(x)       (0.11)#        0.18          (0.28)      (0.11)
Year ended 7/31/05                                $     10.61        0.23#           0.34#         0.57          (0.21)      (0.09)
Year ended 7/31/04                                $     10.51        0.18#           0.28#         0.46          (0.20)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                        $      9.14        0.40(x)        (2.04)        (1.64)         (0.41)         --
Year ended 7/31/08                                $      9.57        0.73(x)        (0.44)         0.29          (0.72)         --
Year ended 7/31/07                                $      9.74        0.71(x)        (0.14)         0.57          (0.71)      (0.03)
11/29/05 (c) to 7/31/06                           $     10.00        0.44           (0.28)         0.16          (0.42)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Six months ended 1/31/09 +                        $      9.12        0.38(x)        (2.04)        (1.66)         (0.40)         --
Year ended 7/31/08                                $      9.57        0.69(x)        (0.46)         0.23          (0.68)         --
Year ended 7/31/07                                $      9.74        0.68(x)        (0.13)         0.55          (0.69)      (0.03)
11/29/05 (c) to 7/31/06                           $     10.00        0.41           (0.27)         0.14          (0.40)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Six months ended 1/31/09 +                        $      9.13        0.36(x)        (2.04)        (1.68)         (0.37)         --
Year ended 7/31/08                                $      9.56        0.64(x)        (0.45)         0.19          (0.62)         --
Year ended 7/31/07                                $      9.73        0.61(x)        (0.13)         0.48          (0.62)      (0.03)
11/29/05 (c) to 7/31/06                           $     10.00        0.33           (0.24)         0.09          (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Six months ended 1/31/09 +                        $      9.13        0.36(x)        (2.04)        (1.68)         (0.37)         --
Year ended 7/31/08                                $      9.57        0.64(x)        (0.45)         0.19          (0.63)         --
Year ended 7/31/07                                $      9.74        0.60(x)        (0.12)         0.48          (0.62)      (0.03)
11/29/05 (c) to 7/31/06                           $     10.00        0.35           (0.25)         0.10          (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      RATIOS/
                                                                                                    SUPPLEMENTAL
                                                                                                       DATA
                                                                                                    ------------
                                                                       NET            TOTAL              NET
                                                      TOTAL           ASSET           RETURN           ASSETS,
                                                    DIVIDENDS         VALUE,        (EXCLUDES          END OF
                                                       AND            END OF          SALES            PERIOD
                                                  DISTRIBUTIONS       PERIOD         CHARGE)          (000'S)
----------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                             (0.38)      $       8.22      (13.05)%*      $     24,057
Year ended 7/31/08                                     (0.73)      $       9.89       (3.67)%       $     28,215
Year ended 7/31/07                                     (0.63)      $      10.99        8.58%        $     24,570
Year ended 7/31/06                                     (0.51)      $      10.72        2.88%        $     24,385
Year ended 7/31/05                                     (0.41)      $      10.92        6.38%        $     22,236
Year ended 7/31/04                                     (0.45)      $      10.66        5.44%        $     14,201
----------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                             (0.37)      $       8.21      (13.07)%*      $      9,686
Year ended 7/31/08                                     (0.70)      $       9.87       (3.93)%       $     12,908
Year ended 7/31/07                                     (0.60)      $      10.97        8.33%        $     15,083
Year ended 7/31/06                                     (0.48)      $      10.70        2.62%        $     16,138
Year ended 7/31/05                                     (0.38)      $      10.90        6.13%        $     20,014
Year ended 7/31/04                                     (0.43)      $      10.64        5.11%        $     20,461
----------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                             (0.35)      $       8.17      (13.41)%*      $      5,417
Year ended 7/31/08                                     (0.63)      $       9.83       (4.78)%       $      7,253
Year ended 7/31/07                                     (0.51)      $      10.95        7.53%        $      9,242
Year ended 7/31/06                                     (0.40)      $      10.67        1.83%        $     10,208
Year ended 7/31/05                                     (0.30)      $      10.87        5.34%        $     12,688
Year ended 7/31/04                                     (0.35)      $      10.61        4.37%        $     13,524
----------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                             (0.34)      $       8.18      (13.40)%*      $      1,731
Year ended 7/31/08                                     (0.63)      $       9.84       (4.70)%       $      2,250
Year ended 7/31/07                                     (0.52)      $      10.95        7.59%        $      3,091
Year ended 7/31/06                                     (0.39)      $      10.67        1.72%        $      3,816
Year ended 7/31/05                                     (0.30)      $      10.88        5.30%        $      5,304
Year ended 7/31/04                                     (0.36)      $      10.61        4.34%        $      6,563
----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                             (0.41)      $       7.09      (18.01)%*      $     35,275
Year ended 7/31/08                                     (0.72)      $       9.14        2.98%        $     50,153
Year ended 7/31/07                                     (0.74)      $       9.57        5.85%        $     68,193
11/29/05 (c) to 7/31/06                                (0.42)      $       9.74        1.59*%       $     66,033
----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Six months ended 1/31/09 +                             (0.40)      $       7.06      (18.26)%*      $        569
Year ended 7/31/08                                     (0.68)      $       9.12        2.38%        $        206
Year ended 7/31/07                                     (0.72)      $       9.57        5.47%        $        175
11/29/05 (c) to 7/31/06                                (0.40)      $       9.74        1.44*%       $        227
----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Six months ended 1/31/09 +                             (0.37)      $       7.08      (18.48)%*      $         63
Year ended 7/31/08                                     (0.62)      $       9.13        1.94%        $        155
Year ended 7/31/07                                     (0.65)      $       9.56        4.83%        $        156
11/29/05 (c) to 7/31/06                                (0.36)      $       9.73        0.91*%       $         96
----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Six months ended 1/31/09 +                             (0.37)      $       7.08      (18.44)%*      $         89
Year ended 7/31/08                                     (0.63)      $       9.13        2.00%        $        114
Year ended 7/31/07                                     (0.65)      $       9.57        4.72%        $        127
11/29/05 (c) to 7/31/06                                (0.36)      $       9.74        0.94*%       $         55
----------------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTAL DATA
                                                     ------------------------------------------------------
                                                     RATIOS OF      RATIOS OF      RATIOS OF
                                                      EXPENSES       EXPENSES         NET
                                                         TO             TO         INVESTMENT
                                                      AVERAGE        AVERAGE         INCOME       PORTFOLIO
                                                        NET            NET         TO AVERAGE      TURNOVER
                                                     ASSETS (a)     ASSETS (b)     NET ASSETS      RATE (d)
-----------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              0.63%**        0.08%**        4.97%**           4%
Year ended 7/31/08                                      0.62%          0.08%          4.04%            23%
Year ended 7/31/07                                      0.64%          0.08%          3.69%            24%
Year ended 7/31/06                                      0.58%          0.08%          3.72%            15%
Year ended 7/31/05                                      0.54%          0.08%          3.00%            46%
Year ended 7/31/04                                      0.58%          0.08%          2.79%            27%
-----------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/09 +                              0.88%**        0.33%**        4.64%**           4%
Year ended 7/31/08                                      0.88%          0.33%          3.68%            23%
Year ended 7/31/07                                      0.89%          0.33%          3.44%            24%
Year ended 7/31/06                                      0.82%          0.33%          3.45%            15%
Year ended 7/31/05                                      0.79%          0.33%          2.76%            46%
Year ended 7/31/04                                      0.84%          0.33%          2.59%            27%
-----------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/09 +                              1.63%**        1.08%**        3.90%**           4%
Year ended 7/31/08                                      1.63%          1.08%          2.97%            23%
Year ended 7/31/07                                      1.64%          1.07%          2.69%            24%
Year ended 7/31/06                                      1.57%          1.08%          2.69%            15%
Year ended 7/31/05                                      1.54%          1.08%          2.01%            46%
Year ended 7/31/04                                      1.58%          1.08%          1.80%            27%
-----------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/09 +                              1.63%**        1.08%**        3.84%**           4%
Year ended 7/31/08                                      1.63%          1.08%          2.91%            23%
Year ended 7/31/07                                      1.64%          1.07%          2.67%            24%
Year ended 7/31/06                                      1.57%          1.08%          2.68%            15%
Year ended 7/31/05                                      1.54%          1.08%          2.01%            46%
Year ended 7/31/04                                      1.58%          1.08%          1.81%            27%
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              1.23%**        0.74%**       10.22%**          10%
Year ended 7/31/08                                      1.15%          0.74%          7.65%            36%
Year ended 7/31/07                                      1.14%          0.74%          7.12%            42%
11/29/05 (c) to 7/31/06                                 1.15%**        0.74%**        6.77%**          41%
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Six months ended 1/31/09 +                              1.48%**        0.99%**       10.19%**          10%
Year ended 7/31/08                                      1.40%          0.99%          7.17%            36%
Year ended 7/31/07                                      1.39%          0.99%          6.83%            42%
11/29/05 (c) to 7/31/06                                 2.98%**        0.99%**        6.74%**          41%
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Six months ended 1/31/09 +                              2.23%**        1.74%**        9.07%**          10%
Year ended 7/31/08                                      2.15%          1.74%          6.67%            36%
Year ended 7/31/07                                      2.15%          1.74%          6.12%            42%
11/29/05 (c) to 7/31/06                                 7.16%**        1.74%**        5.98%**          41%
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Six months ended 1/31/09 +                              2.23%**        1.74%**        9.27%**          10%
Year ended 7/31/08                                      2.15%          1.74%          6.67%            36%
Year ended 7/31/07                                      2.15%          1.74%          6.04%            42%
11/29/05 (c) to 7/31/06                                 8.04%**        1.74%**        5.93%**          41%
-----------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CHANGE IN NET ASSETS                            LESS DIVIDENDS AND
                                                      RESULTING FROM OPERATIONS                         DISTRIBUTIONS FROM
                                                      -------------------------                 ---------------------------------
                                                                        NET
                                                                      REALIZED
                                                                        AND
                                                                     UNREALIZED
                                                                       GAINS/      CHANGE IN
                                         NET ASSET       NET          (LOSSES)     NET ASSETS
                                           VALUE,     INVESTMENT        FROM       RESULTING       NET                      NET
                                         BEGINNING     INCOME/       INVESTMENT       FROM      INVESTMENT    PAID-IN    REALIZED
                                         OF PERIOD      (LOSS)      TRANSACTIONS   OPERATIONS     INCOME      CAPITAL      GAINS
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +               $    9.03        0.23(x)      (0.86)        (0.63)       (0.25)        --           --
Year ended 7/31/08                       $    9.68        0.48(x)      (0.64)        (0.16)       (0.49)        --           --
Year ended 7/31/07                       $    9.68        0.45(x)@      0.01          0.46        (0.46)        --           --
Year ended 7/31/06                       $   10.07        0.42         (0.30)         0.12        (0.45)        --        (0.06)
Year ended 7/31/05                       $   10.02        0.34          0.10          0.44        (0.38)        --        (0.01)
Year ended 7/31/04                       $    9.96        0.28          0.14          0.42        (0.36)        --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Six months ended 1/31/09 +               $    9.03        0.22(x)      (0.88)        (0.66)       (0.23)        --           --
Year ended 7/31/08                       $    9.67        0.46(x)      (0.64)        (0.18)       (0.46)        --           --
Year ended 7/31/07                       $    9.68        0.43(x)@        --          0.43        (0.44)        --           --
Year ended 7/31/06                       $   10.07        0.39         (0.30)         0.09        (0.42)        --        (0.06)
Year ended 7/31/05                       $   10.02        0.30          0.11          0.41        (0.35)        --        (0.01)
Year ended 7/31/04                       $    9.95        0.25          0.16          0.41        (0.34)        --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Six months ended 1/31/09 +               $    9.03        0.19(x)      (0.87)        (0.68)       (0.20)        --           --
Year ended 7/31/08                       $    9.68        0.39(x)      (0.65)        (0.26)       (0.39)        --           --
Year ended 7/31/07                       $    9.68        0.35(x)@      0.01          0.36        (0.36)        --           --
Year ended 7/31/06                       $   10.07        0.32         (0.30)         0.02        (0.35)        --        (0.06)
Year ended 7/31/05                       $   10.02        0.23          0.10          0.33        (0.27)        --        (0.01)
Year ended 7/31/04                       $    9.95        0.15          0.18          0.33        (0.26)        --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Six months ended 1/31/09 +               $    9.04        0.19(x)      (0.88)        (0.69)       (0.20)        --           --
Year ended 7/31/08                       $    9.68        0.39(x)      (0.64)        (0.25)       (0.39)        --           --
Year ended 7/31/07                       $    9.69        0.35(x)@        --          0.35        (0.36)        --           --
Year ended 7/31/06                       $   10.07        0.31         (0.28)         0.03        (0.35)        --        (0.06)
Year ended 7/31/05                       $   10.02        0.23          0.10          0.33        (0.27)        --        (0.01)
Year ended 7/31/04                       $    9.96        0.17          0.15          0.32        (0.26)        --           --
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +               $    9.29        0.18(x)      (0.27)        (0.09)       (0.19)        --           --
Year ended 7/31/08                       $    9.32        0.38(x)      (0.03)         0.35        (0.38)        --           --
Year ended 7/31/07                       $    9.25        0.37(x)       0.09          0.46        (0.38)     (0.01)          --
Year ended 7/31/06                       $    9.37        0.31         (0.06)         0.25        (0.37)        --           --
Year ended 7/31/05                       $    9.57        0.20         (0.08)         0.12        (0.32)        --           --
Year ended 7/31/04                       $    9.75        0.19(x)      (0.06)         0.13        (0.31)        --           --
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Six months ended 1/31/09 +               $    9.29        0.17(x)      (0.28)        (0.11)       (0.18)        --           --
Year ended 7/31/08                       $    9.31        0.35(x)      (0.01)         0.34        (0.36)        --           --
Year ended 7/31/07                       $    9.25        0.35(x)       0.08          0.43        (0.36)     (0.01)          --
Year ended 7/31/06                       $    9.36        0.28         (0.04)         0.24        (0.35)        --           --
Year ended 7/31/05                       $    9.56        0.19         (0.09)         0.10        (0.30)        --           --
Year ended 7/31/04                       $    9.74        0.18(x)      (0.07)         0.11        (0.29)        --           --
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Six months ended 1/31/09 +               $    9.28        0.13(x)      (0.27)        (0.14)       (0.14)        --           --
Year ended 7/31/08                       $    9.32        0.28(x)      (0.02)         0.26        (0.30)        --           --
Year ended 7/31/07                       $    9.25        0.28(x)       0.09          0.37        (0.29)     (0.01)          --
Year ended 7/31/06                       $    9.36        0.21         (0.04)         0.17        (0.28)        --           --
Year ended 7/31/05                       $    9.56        0.10         (0.08)         0.02        (0.22)        --           --
Year ended 7/31/04                       $    9.75        0.09(x)      (0.06)         0.03        (0.22)        --           --
---------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    RATIOS/
                                                                                                  SUPPLEMENTAL
                                                                                                      DATA
                                                                                                  ------------
                                                                       NET            TOTAL           NET
                                                      TOTAL           ASSET          RETURN          ASSETS,
                                                    DIVIDENDS        VALUE,         (EXCLUDES        END OF
                                                       AND           END OF           SALES          PERIOD
                                                  DISTRIBUTIONS      PERIOD          CHARGE)         (000'S)
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                           (0.25)        $      8.15        (7.07)%*    $    412,871
Year ended 7/31/08                                   (0.49)        $      9.03        (1.86)%     $    559,548
Year ended 7/31/07                                   (0.46)        $      9.68         4.83@%     $    230,154
Year ended 7/31/06                                   (0.51)        $      9.68         1.21%      $    252,145
Year ended 7/31/05                                   (0.39)        $     10.07         4.43%      $    292,043
Year ended 7/31/04                                   (0.36)        $     10.02         4.26%      $    277,706
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Six months ended 1/31/09 +                           (0.23)        $      8.14        (7.30)%*    $     16,672
Year ended 7/31/08                                   (0.46)        $      9.03        (1.99)%     $     20,497
Year ended 7/31/07                                   (0.44)        $      9.67         4.45@%     $      8,223
Year ended 7/31/06                                   (0.48)        $      9.68         0.97%      $     11,657
Year ended 7/31/05                                   (0.36)        $     10.07         4.17%      $     15,876
Year ended 7/31/04                                   (0.34)        $     10.02         4.00%      $     22,559
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Six months ended 1/31/09 +                           (0.20)        $      8.15        (7.53)%*    $      3,184
Year ended 7/31/08                                   (0.39)        $      9.03        (2.80)%     $      3,490
Year ended 7/31/07                                   (0.36)        $      9.68         3.75@%     $      2,151
Year ended 7/31/06                                   (0.41)        $      9.68         0.20%      $      2,655
Year ended 7/31/05                                   (0.28)        $     10.07         3.38%      $      3,907
Year ended 7/31/04                                   (0.26)        $     10.02         3.19%      $      4,512
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Six months ended 1/31/09 +                           (0.20)        $      8.15        (7.66)%*    $        758
Year ended 7/31/08                                   (0.39)        $      9.04        (2.72)%     $      1,528
Year ended 7/31/07                                   (0.36)        $      9.68         3.65@%     $        225
Year ended 7/31/06                                   (0.41)        $      9.69         0.30%      $        315
Year ended 7/31/05                                   (0.28)        $     10.07         3.37%      $        649
Year ended 7/31/04                                   (0.26)        $     10.02         3.20%      $        768
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                           (0.19)        $      9.01        (0.98)%*    $    207,983
Year ended 7/31/08                                   (0.38)        $      9.29         3.80%      $    241,776
Year ended 7/31/07                                   (0.39)        $      9.32         5.08%      $    267,348
Year ended 7/31/06                                   (0.37)        $      9.25         2.75%      $    258,423
Year ended 7/31/05                                   (0.32)        $      9.37         1.16%      $    333,909
Year ended 7/31/04                                   (0.31)        $      9.57         1.31%      $    495,271
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Six months ended 1/31/09 +                           (0.18)        $      9.00        (1.22)%*    $      5,534
Year ended 7/31/08                                   (0.36)        $      9.29         3.67%      $      7,127
Year ended 7/31/07                                   (0.37)        $      9.31         4.70%      $      9,704
Year ended 7/31/06                                   (0.35)        $      9.25         2.60%      $     12,362
Year ended 7/31/05                                   (0.30)        $      9.36         1.00%      $     17,117
Year ended 7/31/04                                   (0.29)        $      9.56         1.12%      $     28,262
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Six months ended 1/31/09 +                           (0.14)        $      9.00        (1.45)%*    $        360
Year ended 7/31/08                                   (0.30)        $      9.28         2.76%      $        171
Year ended 7/31/07                                   (0.30)        $      9.32         3.93%      $        160
Year ended 7/31/06                                   (0.28)        $      9.25         1.81%      $        205
Year ended 7/31/05                                   (0.22)        $      9.36         0.23%      $        362
Year ended 7/31/04                                   (0.22)        $      9.56         0.39%      $        526
--------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                                     ------------------------------------------------------
                                                     RATIOS OF      RATIOS OF      RATIOS OF
                                                      EXPENSES       EXPENSES         NET
                                                         TO             TO         INVESTMENT
                                                      AVERAGE        AVERAGE         INCOME       PORTFOLIO
                                                        NET            NET         TO AVERAGE      TURNOVER
                                                     ASSETS (a)     ASSETS (b)     NET ASSETS      RATE (d)
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              0.84%**        0.67%**        5.48%**           6%
Year ended 7/31/08                                      0.88%          0.69%          5.03%            36%
Year ended 7/31/07                                      0.91%          0.72%          4.57%            65%
Year ended 7/31/06                                      0.90%          0.74%          4.23%           352%
Year ended 7/31/05                                      0.91%          0.78%          3.28%           385%
Year ended 7/31/04                                      0.90%          0.79%          2.75%           389%
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Six months ended 1/31/09 +                              1.09%**        0.92%**        5.23%**           6%
Year ended 7/31/08                                      1.13%          0.94%          4.78%            36%
Year ended 7/31/07                                      1.16%          0.97%          4.32%            65%
Year ended 7/31/06                                      1.15%          0.99%          3.97%           352%
Year ended 7/31/05                                      1.16%          1.03%          3.01%           385%
Year ended 7/31/04                                      1.15%          1.04%          2.51%           389%
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Six months ended 1/31/09 +                              1.84%**        1.67%**        4.49%**           6%
Year ended 7/31/08                                      1.88%          1.69%          4.02%            36%
Year ended 7/31/07                                      1.91%          1.72%          3.57%            65%
Year ended 7/31/06                                      1.91%          1.74%          3.20%           352%
Year ended 7/31/05                                      1.91%          1.78%          2.27%           385%
Year ended 7/31/04                                      1.90%          1.79%          1.76%           389%
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Six months ended 1/31/09 +                              1.84%**        1.67%**        4.47%**           6%
Year ended 7/31/08                                      1.88%          1.69%          4.07%            36%
Year ended 7/31/07                                      1.90%          1.72%          3.57%            65%
Year ended 7/31/06                                      1.91%          1.74%          3.16%           352%
Year ended 7/31/05                                      1.91%          1.78%          2.26%           385%
Year ended 7/31/04                                      1.90%          1.79%          1.76%           389%
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Six months ended 1/31/09 +                              0.78%**        0.64%**        3.96%**          13%
Year ended 7/31/08                                      0.79%          0.64%          4.01%            33%
Year ended 7/31/07                                      0.80%          0.64%          3.99%            75%
Year ended 7/31/06                                      0.78%          0.67%          3.33%            53%
Year ended 7/31/05                                      0.77%          0.73%          2.35%            68%
Year ended 7/31/04                                      0.77%          0.74%          1.96%            90%
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Six months ended 1/31/09 +                              1.03%**        0.89%**        3.61%**          13%
Year ended 7/31/08                                      1.04%          0.89%          3.73%            33%
Year ended 7/31/07                                      1.05%          0.89%          3.72%            75%
Year ended 7/31/06                                      1.03%          0.92%          3.07%            53%
Year ended 7/31/05                                      1.02%          0.98%          2.10%            68%
Year ended 7/31/04                                      1.02%          0.89%          1.81%            90%
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Six months ended 1/31/09 +                              1.78%**        1.64%**        2.91%**          13%
Year ended 7/31/08                                      1.79%          1.64%          2.98%            33%
Year ended 7/31/07                                      1.81%          1.64%          2.97%            75%
Year ended 7/31/06                                      1.79%          1.67%          2.31%            53%
Year ended 7/31/05                                      1.77%          1.73%          1.34%            68%
Year ended 7/31/04                                      1.77%          1.74%          0.97%            90%
-----------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)   Before waivers and reimbursements

(b)   Net of waivers and reimbursements

(c)   Reflects date of commencement of operations.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^     Amount is less than $0.005 per share.

+     Unaudited.

*     Not annualized.

**    Annualized.

#     Represents income or gains/(losses) from affiliates.

(x)   Average shares method used in calculation.

(o) Includes dividend and interest expense for securities sold short. Dividend and interest expense was less than 0.005% for the year ended July 31, 2007, 0.59% for the year ended July 31, 2008 and 0.28% for the six months ended January 31, 2009.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.



                                                                                                 AMOUNT PER
                                         TOTAL RETURN EXCLUDING PAYMENT BY THE                SHARE FOR PAYMENT
                                            ADVISOR (EXCLUDES SALES CHARGE)                    BY THE ADVISOR &
                                  -----------------------------------------------------       -----------------
                                  INSTITUTIONAL   CLASS A   CLASS B   CLASS C   ADVISOR          ALL CLASSES
                                  -------------   -------   -------   -------   -------       -----------------
   Mid Cap Growth                    17.24%       16.93%    16.06%    16.07%    16.65%            $  0.01
   Quality Growth                    20.38%       20.05%    19.15%    19.15%    19.72%            $  0.02
   Disciplined Large Cap Value       14.44%       14.13%    13.38%    13.34%    13.90%            $    --^
   Dividend Growth                   14.90%       14.64%    13.78%    13.79%    14.37%            $  0.07
   International Equity              24.57%       24.27%    23.36%    23.31%    23.94%            $    --^
   Total Return Bond                  4.72%        4.45%     3.75%     3.65%     4.29%            $  0.01


   ^     Amount is less than $.005.

   & Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

~ Includes interest expense relating to settlement of foreign futures. Interest expense was 0.01% for the six months ended January 31, 2009.

!     Includes extraordinary legal expenses of 0.42% as of January 31, 2009. See
      Note 12.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-five separate investment portfolios, one of which has not commenced investment operations.

 The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund, which is a non-diversified investment company.

FUND NAME
---------
Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third All Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus") Fifth Third Equity Index Fund ("Equity Index")
Fifth Third International Equity Fund ("International Equity")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately
   Aggressive(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately
   Conservative(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative(SM)") (the foregoing five funds collectively the "LifeModel Funds(SM)")
Fifth Third High Yield Bond Fund ("High Yield Bond") Fifth Third Total Return
   Bond Fund ("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds' Class B shares are closed for purchases as of this report date. All share classes of Structured Large Cap Plus are closed to all new purchases as of this report date (see Note 2). Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectuses. Certain redemptions of each of Class A shares made within eighteen months of purchase, Class B shares made within six years of purchase and Class C shares made within one year of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

The financial statements of the underlying Fifth Third Funds in which the LifeModel Funds(SM) invest should be read in conjunction with the financial statements for the applicable LifeModel Fund(SM).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATIONS--Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. government issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges.

The market value of fair valued securities as a percentage of total net assets as of this report date was 0.04%, 93.27%, 2.22% and 1.19% for Quality Growth, International Equity, Total Return Bond and Short Term Bond, respectively.

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trust's Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

FOREIGN CURRENCY TRANSLATION--The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS--The Funds may enter into forward foreign currency contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a forward fluctuates with changes in currency exchange rates. A forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable or unwilling to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds segregate cash and/or securities in a sufficient amount as collateral to the extent the Fund has open forward contracts. Forward foreign currency contracts outstanding as of this report date are listed in the Notes to Schedules of Investments.

FOREIGN CURRENCY COMMITMENTS--The Funds may enter into foreign currency commitments for the settlement of security transactions in foreign currencies. Risks may arise upon entering into these transactions from the potential inability or unwillingness of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. Foreign currency transactions are adjusted by the daily spot exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

FUTURES CONTRACTS--The Funds, with the exception of Dividend Growth, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index or interest rate over a predetermined time period. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

OPTIONS WRITTEN CONTRACTS--When a Fund writes or sells put or call option contracts, it records the proceeds on sales (premium) received and the corresponding liability. The risk in writing a call option is that a Fund may incur a loss when the associated security market price or index value increases. The risk in writing a put option is that a Fund may incur a loss when the associated security market price or index value decreases. A Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist for the relevant security. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of an option transaction. When an option is exercised, the proceeds on sales (premium) for a written call option and the purchase cost for a written put option is adjusted by the amount of premium received or paid. There were no option contracts outstanding as of the date of this report.

SHORT SALES--Structured Large Cap Plus may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

As described in the Structured Large Cap Plus Fund's Prospectuses, Structured Large Cap Plus may sell securities short as part if its investment strategy. Lehman Brothers, Inc. ("LBI") has served as the exclusive prime broker for the Fund's short sales pursuant to a prime brokerage arrangement with the Fund. On September 19, 2008, LBI commenced liquidation proceedings. The trustee for these liquidation proceedings (the "Liquidation Trustee") has taken a position that Fund management believes to be incorrect and materially disadvantageous to the Fund. The Fund has been unwilling to accede to this position, and to close out its short positions at a sacrifice to shareholder value. As a result, the Fund's short positions as well as those long equity positions of the Fund that serve as collateral for those short positions, are not presently liquid and cannot be traded. As a result, a significant portion of the Fund's portfolio may be deemed to be illiquid and the Fund has been unable to actively manage any of its short positions and a substantial portion of its long positions. These circumstances substantially impede the Fund from achieving its stated objective. It is anticipated that these circumstances will continue throughout the course of the potential litigation discussed below, which may be protracted. The Fund has elected a course of action that, while allowing the Fund to assert its rights in court, causes the above-described illiquidity. As a result, the Fund is not presently meeting liquidity requirements applicable to open-end investment companies. The Fund's Advisor currently receives a fee for providing investment advisory services to the Fund, as described in the Fund's prospectus.

While the Fund is actively pursuing its rights and seeking to restore liquidity to the portfolio, it is unclear what effect the LBI liquidation proceedings will have on the Fund. Should the position of the Liquidation Trustee

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

prevail, the Fund's short positions would be valued as of the close of business on September 19, 2008. While there is uncertainty regarding the ultimate valuation date that will prevail for the short positions, the September 19 valuation date asserted by the Liquidation Trustee, if effective, would prevent the Fund from realizing subsequent gains in those short positions and would result in long exposure equal to approximately 150% of the Fund's net assets as of the date of this report. The possibility of such a long position subjects shareholders to additional risk, particularly in a down market.

The Fund intends, if necessary, to file a lawsuit against the Liquidation Trustee in connection with these matters; however, the Fund is unable to predict when these matters will be resolved or the likelihood of a resolution satisfactory to the Fund. While the amount is subject to change, the Fund believes that approximately $13 million is at stake in this dispute as of the date of this report. As of the date of this report, the Fund's net asset value was approximately $74,000,000. Given the above uncertainties, the benefits of a favorable litigation outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per share net asset value has been set by the Board at a level that reflects a negative outcome. Shareholders who redeem shares prior to resolution of the litigation will lose the right to benefit, should the outcome be favorable.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

The LifeModel Funds(SM) own shares of Structured Large Cap Plus as of the date of this report.

SEE NOTE 12 - SUBSEQUENT EVENT

SWAP AGREEMENTS--The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the security. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

LENDING PORTFOLIO SECURITIES--Each Fund (except U.S. Treasury Money Market) may lend securities up to 33 1/3% of the Fund's total assets (plus the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street" or the "Lending Agent"), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. As of January 31, 2009, no funds had securities on loan.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

See Note 11 - Lehman Brothers Bankruptcy and Default on Securities Lending

OTHER--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative and distribution fees.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends, if any, from net investment income are declared/paid generally as follows:

DECLARED DAILY/PAID MONTHLY   DECLARED/PAID MONTHLY   DECLARED/PAID QUARTERLY       DECLARED/PAID ANNUALLY
---------------------------   ---------------------   ---------------------------   ----------------------
Strategic Income              High Yield Bond         Dividend Growth               Small Cap Growth
                              Total Return Bond       All Cap Value                 Mid Cap Growth
                              Short Term Bond         Disciplined Large Cap Value   Quality Growth
                                                      Structured Large Cap Plus     Micro Cap Value
                                                      Equity Index                  Small Cap Value
                                                      The LifeModel Funds(SM)       International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

FEDERAL TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 31, 2008. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At January 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

2005-2008, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

RECENT ACCOUNTING PRONOUNCEMENTS--The Funds implemented Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, issued by the Financial Accounting Standards Board ("FASB") as of July 31, 2008. See Note 10.

In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 may require enhanced disclosures about Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

(3) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. ("Fort Washington") is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at rates indicated in the prospectus applied to the Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fees, waivers and expense limitations.

ADMINISTRATION FEE--FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

     ADMINISTRATION FEE   TRUST AVERAGE DAILY NET ASSETS
     ------------------   ------------------------------
     0.20%                Up to $1 billion
     0.18%                In excess of $1 billion up to $2 billion
     0.17%                In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waiver and expense limitations below.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS--In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

November 28, 2009. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                           CLASS EXPENSE LIMITATION *
                                                                                 ---------------------------------------------------
                                                                       ADMINI                                             REIMBURSE-
                                                 ADVISORY   EXPENSE   STRATION                                               MENT
                                      ADVISORY     FEE      LIMITA-      FEE                                               RECOVER-
FUND                                     FEE      WAIVER    TION **    WAIVER    INSTITUTIONAL     A        B       C       ABLE***
-----------------------------------   --------   --------   -------   --------   -------------   ------   -----   -----   ----------
Small Cap Growth                        0.70%        NA        V           NA        1.01%        1.26%   2.01%   2.01%           NA
Mid Cap Growth*                         0.80%     0.10%        C         0.06%       0.93%        1.18%   1.93%   1.93%   $   47,371
Quality Growth                          0.80%        NA        C         0.02%       1.06%        1.31%   2.06%   2.06%   $   26,325
Dividend Growth                         0.80%      0.20%       C           NA        0.73%        0.98%   1.73%   1.73%   $   92,245
Micro Cap Value                         1.00%        NA        V           NA        1.35%        1.60%   2.35%   2.35%           NA
Small Cap Value                         0.90%        NA        V           NA        1.20%        1.45%   2.20%   2.20%           NA
All Cap Value*                          1.00%      0.10%       C         0.05%       1.14%        1.39%   2.14%   2.14%   $   66,466
Disciplined Large Cap Value*            0.80%      0.10%       C         0.01%       0.96%        1.21%   1.96%   1.96%   $   48,646
Structured Large Cap Plus++             0.70%        NA        C           NA        0.92%        1.17%   1.92%   1.92%   $   42,600
Equity Index^                           0.30%      0.20%       C        0.065%       0.19%        0.44%   1.19%   1.19%   $  186,923
International Equity(o)                 1.00%      0.14%       C           NA        1.21%        1.46%   2.21%   2.21%   $   22,457
Strategic Income*                       1.00%      0.35%       C         0.05%       0.91%        1.16%   1.91%   1.91%   $   70,546
LifeModel Aggressive(SM)                0.15%      0.12%       C           NA        0.08%        0.33%   1.08%   1.08%   $   84,017
LifeModel Moderately Aggressive(SM)     0.15%      0.12%       C           NA        0.08%        0.33%   1.08%   1.08%   $  150,703
LifeModel Moderate(SM)                  0.15%      0.12%       C           NA        0.08%        0.33%   1.08%   1.08%   $  200,640
LifeModel Moderately Conservative(SM)   0.15%      0.12%       C           NA        0.08%        0.33%   1.08%   1.08%   $   55,352
LifeModel Conservative(SM)              0.15%      0.12%       C           NA        0.08%        0.33%   1.08%   1.08%   $   41,994
High Yield Bond                         0.70%        NA        C           NA        0.74%        0.99%   1.74%   1.74%   $   32,919
Total Return Bond *                     0.60%      0.15%       C         0.06%       0.65%        0.90%   1.65%   1.65%   $  108,672
Short Term Bond                         0.50%      0.10%       V           NA        0.64%        0.89%     NA    1.64%           NA


* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended as of this report date. FTAM often accompanies a decrease in limitation with a corresponding increase in an advisory or administration waiver.

FUND                                  DECREASE IN LIMITATION   EFFECTIVE DATE
-----------------------------------   ----------------------   -----------------
Mid Cap Growth                                 0.16%           November 29, 2008
All Cap Value                                  0.05%           November 29, 2008
Disciplined Large Cap Value                    0.05%           November 29, 2008
Strategic Income                               0.05%           November 29, 2008
Total Return Bond                              0.03%           November 29, 2008

**    C - Contractual, V - Voluntary (as of November 29, 2008).

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2008 through January 31, 2009.

++ Because dividend expenses on short sales and extraordinary legal expenses are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividend expense on short sales and extraordinary legal expenses.

^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

(o) International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

ACCOUNTING AND CUSTODY FEES--FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

        ACCOUNTING FEE   FUND AVERAGE DAILY NET ASSETS
        --------------   -------------------------------------------------------
        0.020%           Up to $500 million
        0.015%           In excess of $500 million up to $1 billion
        0.010%           In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

        CLASS            DISTRIBUTION/SERVICING FEE
        -------          --------------------------
        Class A                    0.25%
        Class B                    1.00%
        Class C                    0.75%

In addition, the Distributor earned commissions on certain sales of Class A and Advisor shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $3,782 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed sales commissions of $66,254 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,624,872 for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE--The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

        CLASS            ADMINISTRATIVE SERVICES FEE
        ---------        ---------------------------
        Class C                    0.25%
        Select                     0.08%
        Preferred                  0.15%
        Trust                      0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $185,000 from the Trust in service fees for the period ended as of this report date.

OTHER--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES--Citi (formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of Citi or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                        Non U.S. Government Securities     U.S. Government Securities
                                        ------------------------------   -----------------------------
Fund                                      Purchases          Sales         Purchases         Sales
-----------------------------------     ------------     -------------   ------------   --------------
Small Cap Growth                        $ 22,054,662     $  24,864,327   $         --   $           --
Mid Cap Growth                            40,809,459       101,435,185             --               --
Quality Growth                            39,703,027        78,359,573          4,423           20,427
Dividend Growth                            8,510,131        13,676,152             --               --
Micro Cap Value                            7,525,039         9,962,681             --               --
Small Cap Value                           24,790,823        23,304,132             --               --
All Cap Value                             42,222,683        65,106,941             --               --
Disciplined Large Cap Value              110,302,466       159,218,086             --               --
Structured Large Cap Plus                 36,441,565        56,584,613             --               --
Equity Index                               9,110,438        29,059,818             --               --
International Equity                     113,062,303       180,756,716             --               --
Strategic Income                          13,089,351        22,232,448             --        1,288,105
LifeModel Aggressive(SM)                   9,488,953        12,150,000             --               --
LifeModel Moderately Aggressive(SM)       14,166,859        16,500,000             --               --
LifeModel Moderate(SM)                    19,400,732        25,150,000             --               --
LifeModel Moderately Conservative(SM)      4,208,554        10,150,000             --               --
LifeModel Conservative(SM)                 1,607,070         3,275,000             --               --
High Yield Bond                            4,080,072         8,105,140             --               --
Total Return Bond                         19,675,226        59,873,192      8,364,491       58,457,042
Short Term Bond                           14,208,824        36,642,960     14,642,287       21,612,094

(5) LINE OF CREDIT

The Funds of the Trust have an uncommitted unsecured line of credit facility that expired January 30, 2009 with State Street. As of the date of this report, the line of credit facility was extended through February 9, 2009. The Funds subsequently entered into an amendment to the line of credit facility on February 9, 2009, so that the facility will expire on January 29, 2010. Under the terms of the line of credit agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Funds' net assets) of the Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the period the agreement was in place.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

(6) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2008 and 2007 was as follows:

                                         YEAR ENDED JULY31, 2008                              YEAR ENDED  JULY31,2007
                           -----------------------------------------------  --------------------------------------------------------
                                         DISTRIBUTIONS PAID FROM                             DISTRIBUTIONS PAID  FROM
                           -----------------------------------------------  --------------------------------------------------------
                                            NET                                             NET
                                           LONG                                             LONG
                                           TERM       TAX        TOTAL                      TERM       TAX     RETURN      TOTAL
                            ORDINARY      CAPITAL    EXEMPT  DISTRIBUTIONS    ORDINARY     CAPITAL    EXEMPT     OF    DISTRIBUTIONS
FUND                         INCOME        GAINS     INCOME      PAID          INCOME       GAINS     INCOME  CAPITAL       PAID
-------------------------  -----------  -----------  ------  -------------  -----------  -----------  ------  -------  -------------
Small Cap Growth           $ 8,873,764  $31,126,216  $   --  $  39,999,980  $ 3,010,766  $30,185,627  $   --  $    --  $  33,196,393

Mid Cap Growth               3,389,553   45,218,701      --     48,608,254           --   74,693,980      --       --     74,693,980
Quality Growth              21,265,643   67,802,545      --     89,068,188    3,228,460   10,916,524      --       --     14,144,984
Dividend Growth                263,404           --      --        263,404      497,165           --      --       --        497,165
Micro Cap Value              1,172,603   22,356,893      --     23,529,496    2,786,879   22,169,301      --       --     24,956,180
Small Cap Value              2,310,779   11,137,686      --     13,448,465    8,327,480    8,285,647      --       --     16,613,127
All Cap Value                7,678,070   41,680,209      --     49,358,279    8,223,082   50,068,737      --       --     58,291,819
Disciplined Large Cap
   Value                    20,522,118   31,674,457      --     52,196,575    9,554,231   88,490,631      --       --     98,044,862
Structured Large Cap Plus    1,388,324      955,083      --      2,343,407    1,607,730      758,123      --       --      2,365,853
  Equity Index               6,749,004           --      --      6,749,004    7,234,719           --      --       --      7,234,719
International Equity        16,880,862   29,974,715      --     46,855,577    3,961,393    9,030,088      --       --     12,991,481
Strategic Income             7,586,002    4,046,949      --     11,632,951    7,383,650    1,525,671      --       --      8,909,321
LifeModel Aggressive(SM)     6,109,169   13,564,253      --     19,673,422    1,226,436    5,018,673      --       --      6,245,109
LifeModel Moderately
   Aggressive(SM)           11,696,334   21,736,616      --     33,432,950    5,443,188    8,047,858      --       --     13,491,046
LifeModel Moderate(SM)      20,278,652   24,782,374      --     45,061,026   14,206,604   10,616,244      --       --     24,822,848
LifeModel Moderately         3,820,869    4,771,242      --      8,592,111    3,084,150    2,513,988      --       --      5,598,138
   Conservative(SM)
LifeModel Conservative(SM)   2,234,699    1,227,481      --      3,462,180    1,982,695      971,709      --       --      2,954,404
High Yield Bond              4,533,878           --      --      4,533,878    4,850,184           --      --       --      4,850,184
Total Return Bond           26,468,692           --      --     26,468,692   12,928,525           --      --       --     12,928,525
Short Term Bond             10,702,400           --      --     10,702,400   10,846,249           --      --  233,956     11,080,205

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                   UNDISTRIBUTED                 UNDISTRIBUTED   ACCUMULATED                       TOTAL
                                       TAX        UNDISTRIBUTED    LONG-TERM     CAPITAL AND     UNREALIZED     ACCUMULATED
                                      EXEMPT         ORDINARY       CAPITAL         OTHER       APPRECIATION/    EARNINGS/
FUND                                  INCOME         INCOME       GAINS/(LOSS)      LOSSES     (DEPRECIATION)*   (DEFICIT)
------------------------------     -------------  -------------  -------------  -------------  --------------  -------------
Small Cap Growth                   $          --  $          --  $          --  $    (382,613) $    5,921,094  $   5,538,481
Mid Cap Growth                                --             --     18,599,422     (1,184,808)     10,629,843     28,044,457
Quality Growth                                --        833,831     12,504,390     (3,066,911)     74,657,117     84,928,427
Dividend Growth                               --         45,157             --    (13,531,662)      1,190,196     12,296,309)
Micro Cap Value                               --         80,218         12,490     (2,418,719)     (2,237,262)    (4,563,273)
Small Cap Value                               --        456,279         20,850     (1,210,103)        980,304        247,330
All Cap Value                                 --        474,171     12,448,010             (1)      8,740,050     21,662,230
Disciplined Large Cap Value                   --      1,984,946      6,405,451             (1)      4,025,912     12,416,308
Structured Large Cap Plus                     --        737,523             --    (20,272,101)      7,114,063    (12,420,515)
Equity Index                                  --      1,076,762             --     (4,720,036)    183,691,174    180,047,900
International Equity                          --      8,795,719     42,624,633     (7,011,047)    (16,589,561)    27,819,744
Strategic Income                              --       (377,778)        92,440       (921,285)    (17,556,673)   (18,763,296)
LifeModel Aggressive(SM)                      --        524,464     14,443,404             --         229,585     15,197,453
LifeModel Moderately
   Aggressive(SM)                             --      2,112,567     19,285,503              1       2,549,640     23,947,711
LifeModel Moderate(SM)                        --      3,563,524     18,699,879             (1)    (15,624,103)     6,639,299
LifeModel Moderately
   Conservative(SM)                           --        700,057      3,848,615              2      (2,487,151)     2,061,523
LifeModel Conservative(SM)                    --        380,904        817,946             --      (3,732,314)    (2,533,464)
High Yield Bond                               --         74,934             --     (1,114,501)     (4,714,053)    (5,753,620)
Total Return Bond                             --        517,191             --    (46,823,450)    (53,076,696)   (99,382,955)
Short Term Bond                               --        209,101             --    (21,170,802)     (3,532,549)   (24,494,250)

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses, and return of capital distributions.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

As of July 31, 2008 for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

                                                               EXPIRATION   YEAR
                      ----------------------------------------------------------------------------------------------
FUND                     2009        2010          2011       2012      2013         2014        2015        2016        TOTAL
--------------------  ----------  -----------   ----------  --------  ----------  ----------  ----------  ----------  ------------
Dividend Growth       $       --  $10,084,841   $3,023,983  $ 39,378   $      --  $       --  $       --  $       --  $ 13,148,202
Structured Large Cap   5,734,447           --           --   793,432          --          --          --   1,246,518     7,774,397
Equity Index                  --           --    4,108,854   605,734          --          --          --          --     4,714,588
High Yield Bond               --           --           --        --          --          --     382,634          --       382,634
Short Term Bond               --           --           --   212,104   6,363,164   9,778,491   4,709,395          --    21,063,154


As of July 31, 2008, the following Funds have additional capital loss carryforwards and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                             EXPIRATION YEAR
                      ----------------------------------------------------------------------------------------------
FUND                    2009        2010        2011        2012        2013        2014         2015        2016        TOTAL
--------------------  ---------  ----------  ----------  ----------  ----------  -----------  ----------  ----------  -----------
Mid Cap Growth        $ 592,404  $  592,404  $       --  $       --  $       --  $        --  $       --  $       --  $ 1,184,808
Quality Growth               --   3,066,910          --          --          --           --          --          --    3,066,910
International Equity    867,797   1,405,848   5,161,371          --          --           --          --          --    7,435,016
Total Return Bond       313,458          --   2,967,989   3,490,975   6,705,683   12,507,496   4,893,287   1,172,463   32,051,351

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2008, the fund deferred to August 1, 2008 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                           CAPITAL
                                            LOSSES
                                       ---------------
      Small Cap Growth Fund            $    377,242
      Dividend Growth Fund                  383,460
      Structured Large Cap Plus          12,491,593
      Micro Cap Value Fund                2,418,717
      Small Cap Value Fund                1,210,103
      Strategic Income Fund                 921,285
      High Yield Bond                       731,867
      Total Return Bond                  14,779,728
      Short Term Bond                       106,468

During the year ended July 31, 2008, the funds used/expired capital loss carryforwards in the following amounts:

                                       AMOUNT UTILIZED   AMOUNT EXPIRED
                                       ---------------   --------------
      Mid Cap Growth                   $       417,596   $           --
      Quality Growth                           670,363               --
      Dividend Growth                          544,599               --
      Equity Index                          11,838,860               --
      International Equity                   9,204,482               --
      High Yield Bond                           68,491               --
      Total Return Bond                             --          970,107
      Short Term Bond                          521,381        1,126,162

The following funds have capital loss carryforwards that will not be used due to merger limitations:

      Mid Cap Growth                   $ 35,583,828
      Quality Growth                     33,689,461

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

(7) RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Board of Directors, and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At January 31, 2009, Quality Growth, Strategic Income, and Total Return Bond held the following restricted securities:

                                                                                                         VALUE AS
                                                                  ACQUISITION  ACQUISITION     FAIR        % OF
                                            SECURITY TYPE            DATE          COST        VALUE     NET ASSETS
                                      --------------------------  -----------  -----------  ----------  -----------
QUALITY GROWTH
Aerco, Ltd., Series 2A Class 3A,
Series 2A, Class A3                    Asset-Backed Securities     02/28/2007  $    76,618  $   34,533         0.01%
                                                                               ===========  ==========  ===========

STRATEGIC INCOME FUND
Aerco, Ltd., Series 2A, Class 3A,
Series 2A, Class A3                    Asset-Backed Securities     02/28/2007  $   922,178  $  379,859         0.48%
                                                                               ===========  ==========  ===========

TOTAL RETURN BOND
Deutsche Mortgage Securities, Inc.,
Series 2005-WF1                       Mortgage-Backed Securities   09/16/2005  $ 1,062,278  $  881,532         0.20%
Residential Funding Mortgage
Securities II, Inc., Series 2006-HI3   Asset-Backed Securities     07/16/2006    1,499,491     435,842         0.10%
Restructured Assets Certificates,
Series 2006-9                         Mortgage-Backed Securities   08/10/2006    5,234,953   2,625,000         0.61%
Squared CDO, Ltd., Series 2007-1A     Mortgage-Backed Securities   05/01/2007    3,955,319          --           --
Aerco, Ltd., Series 2A, Class 3A,
Series 2A, Class A3                    Asset-Backed Securities     02/28/2007    1,850,253     783,891         0.18%
                                                                               -----------  ----------  -----------
                                                                               $13,602,294  $4,726,265         1.09%
                                                                               ===========  ==========  ===========

(8) CONCENTRATION RISK

International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

(9) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

(10) FAIR VALUE MEASUREMENTS

Effective August 1, 2008, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive or pay to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels based upon inputs using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2009 in valuing the Portfolio's assets and liabilities:

                                              FAIR VALUE MEASUREMENT AT 01/31/2009 USING
                                    ------------------------------------------------------------
                                          QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE       UNOBSERVABLE
                                    FOR IDENTICAL INVESTMENTS        INPUTS            INPUTS         VALUE AT
                                            (LEVEL 1)               (LEVEL 2)         (LEVEL 3)       1/31/09
                                    ---------------------------------------------------------------------------
      Small Cap Growth
---------------------------------
Investments, at value                     $  44,503,001             $        --         $  --      $  44,503,001
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  44,503,001             $        --         $  --      $   4,503,001
                                    ============================================================================
      Mid Cap Growth
---------------------------------
Investments, at value                     $  83,598,476             $        --         $  --      $  83,598,476
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  83,598,476             $        --         $  --      $  83,598,476
                                    ============================================================================
      Quality Growth
---------------------------------
Investments, at value                     $ 275,760,239             $ 4,501,397         $  --      $ 280,261,636
Other financial instruments*                         --                      --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 275,760,239             $ 4,501,397         $  --      $ 280,261,636
                                    ============================================================================
      Dividend Growth
---------------------------------
Investments, at value                     $   9,478,052             $        --         $  --      $   9,478,052
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $   9,478,052             $        --         $  --      $   9,478,052
                                    ============================================================================
      Micro Cap Value
---------------------------------
Investments, at value                     $  21,288,411             $        --         $  --      $  21,288,411
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  21,288,411             $        --         $  --      $  21,288,411
                                    ============================================================================
      Small Cap Value
---------------------------------
Investments, at value                     $  55,107,383             $        --         $  --      $  55,107,383
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  55,107,383             $        --         $  --      $  55,107,383
                                    ============================================================================
      All Cap Value
---------------------------------
Investments, at value                     $ 130,529,198             $        --         $  --      $ 130,529,198
Other financial instruments*                         --                      --             -                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 130,529,198             $        --         $  --      $ 130,529,198
                                    ============================================================================
      Disciplined Large Cap Value
---------------------------------
Investments, at value                     $ 286,305,982             $        --         $  --      $ 286,305,982
Other financial instruments*                         --                      --            --                 --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 286,305,982             $        --         $  --      $ 286,305,982
                                    ============================================================================
      Structured Large Cap Plus
---------------------------------
Investments, at value                     $ 113,455,154             $        --         $  --      $ 113,455,154
Other financial instruments*                (26,477,590)                     --            --        (26,477,590)
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  86,977,564             $        --         $  --      $  86,977,564
                                    ============================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    FAIR VALUE MEASUREMENT AT 01/31/2009 USING
                                    ------------------------------------------------------------
                                          QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE       UNOBSERVABLE
                                    FOR IDENTICAL INVESTMENTS        INPUTS            INPUTS         VALUE AT
                                             (LEVEL 1)              (LEVEL 2)         (LEVEL 3)       1/31/09
                                    ---------------------------------------------------------------------------
         Equity Index
---------------------------------
Investments, at value                     $ 215,997,398         $              --      $     --    $ 215,997,398
Other financial instruments*                   (348,764)                       --            --         (348,764)
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 215,648,634         $              --      $     --    $ 215,648,634
                                    ============================================================================
      International Equity
---------------------------------
Investments, at value                     $  10,898,627         $     188,653,316      $     --    $ 199,551,943
Other financial instruments*                 (1,065,048)                       --            --       (1,065,048)
---------------------------------   ----------------------------------------------------------------------------
Total                                     $   9,833,579         $     188,653,316      $     --    $ 198,486,895
                                    ============================================================================
       Strategic Income
---------------------------------
Investments, at value                     $  42,940,891         $      35,132,043      $     --    $  78,072,934
Other financial instruments*                    171,117                        --            --          171,117
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  43,112,008         $      35,132,043      $     --    $  78,244,051
                                    ============================================================================
      LifeModel Aggressive
---------------------------------
Investments, at value                     $  97,653,744         $              --      $     --    $  97,653,744
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  97,653,744         $              --      $     --    $  97,653,744
                                    ============================================================================
 LifeModel Moderately Aggressive
---------------------------------
Investments, at value                     $ 184,466,796         $              --      $     --    $ 184,466,796
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 184,466,796         $              --      $     --    $ 184,466,796
                                    ============================================================================
       LifeModel Moderate
---------------------------------
Investments, at value                     $ 305,511,087         $              --      $     --    $ 305,511,087
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $ 305,511,087         $              --      $     --    $ 305,511,087
                                    ============================================================================
LifeModel Moderately Conservative
---------------------------------
Investments, at value                     $  59,118,850         $              --      $     --    $  59,118,850
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  59,118,850         $              --      $     --    $  59,118,850
                                    ============================================================================
LifeModel Conservative
---------------------------------
Investments, at value                     $  40,891,896         $              --      $     --    $  40,891,896
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  40,891,896         $              --      $     --    $  40,891,896
                                    ============================================================================
        High Yield Bond
---------------------------------
Investments, at value                     $      49,912         $      34,365,325      $     --    $  34,415,237
Other financial instruments*                         --                        --            --               --
---------------------------------   ----------------------------------------------------------------------------
Total                                     $      49,912         $      34,365,325      $     --    $  34,415,237
                                    ============================================================================
      Total Return Bond
---------------------------------
Investments, at value                     $  14,748,219         $     408,933,994      $     --    $ 423,682,213
Other financial instruments*                    272,710                        --            --          272,710
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  15,020,929         $     408,933,994      $     --    $ 423,954,923
                                    ============================================================================
      Short Term Bond
---------------------------------
Investments, at value                     $  30,162,141         $     182,110,300      $     --    $ 212,272,441
Other financial instruments*                    150,865                        --            --          150,865
---------------------------------   ----------------------------------------------------------------------------
Total                                     $  30,313,006         $     182,110,300      $     --    $ 212,423,306
                                    ============================================================================

* Other financial instruments include open futures contracts, s hort sales and foreign currency contracts, which were valued at the unrealiz ed appreciation (depreciation) on the instrument.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

For fair value measurements using significant unobservable inputs (Level 3), FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 hierarchy categorization during the period. Level 3 holdings transfer in at beginning of period values and transfer out at end of period values. Total realized and unrealized gains and losses of Level 3 holdings are included in net realized and unrealized gains and losses in the Funds' Statements of Operations. The following is a reconciliation of the fair value measurements using significant unobservable inputs for the Portfolio during the period ending January 31, 2009:

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of January 31, 2009, is as follows:

                               BEGINNING      NET          TOTAL          TOTAL          TRANSFERS         ENDING
                                BALANCE    PURCHASES      REALIZED      UNREALIZED       IN AND/OR        BALANCE
TOTAL RETURN BOND              7/31/2008    (SALES)    GAINS (LOSSES)  GAINS (LOSSES)  OUT OF LEVEL 3    03/31/2008
-------------------------------------------------------------------------------------------------------------------
Investments, at value          $ 429,095   $      --    $         --   $      (8,914)  $     (420,181)  $        --
Other financial instruments*          --          --              --              --               --            --
-------------------------------------------------------------------------------------------------------------------
Total                          $ 429,095   $      --    $         --   $      (8,914)  $     (420,181)  $        --

* Other financial instruments include open futures contracts, short sales and foreign currency contracts

(11) LEHMAN BROTHERS BANKRUPTCY AND DEFAULT ON SECURITIES LENDING

On September 15, 2008, Lehman Brothers (Lehman) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The securities lending agreements between Lehman and the Lending Agent were terminated by Lehman's bankruptcy filing and Lehman's failure to return the borrowed securities. Under the agreements and due to borrower default, each Fund had the right to seize the collateral pledged by Lehman as security for the borrowed securities. The collateral was liquidated to fund the cost of replacement securities purchased, which were the same as the securities that were on loan and not returned. For financial reporting purposes, the transactions are treated as a sale as of September 17, 2008 of the original securities recognizing gain
(loss) and a new purchase of replacement securities with a new basis and holding period. For Federal income tax purposes, however, the Internal Revenue Service concluded in Revenue Procedure 2008-63 that the purchase of replacement securities will be considered a non-taxable event (not as a sale and purchase and no recognition of gain (loss), change in basis or holding period), provided the requirements under Internal Revenue Code (IRC) Section 1058(b) are met. The Funds believe all requirements of the Revenue Procedure have been met.

                                           NET REALIZED
                                            GAIN (LOSS)
                                            ON SALE OF
                                             ORIGINAL
      FUND                                  SECURITIES
      ----------------------               ------------
      Small Cap Growth                     $    (52,079)
      Quality Growth                            (24,861)
      Dividend Growth                            (2,503)
      Micro Cap Value                            (5,562)
      Small Cap Value                           (22,632)
      All Cap Value                            (455,597)
      Equity Index                             (135,690)
      High Yield Bond                          (120,441)

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

(12) SUBSEQUENT EVENT

As described in Structured Large Cap Plus Fund's (the "Fund") Prospectus, the Fund may sell securities short as part of its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to severe financial difficulties, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions that Fund management believes to be incorrect and materially disadvantageous to the Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. The Fund has established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102.19). The substance of the dispute itself has not been resolved. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with Fifth Third Funds, and therefore are not invested in accordance with the Fund's investment strategy. The assets in the escrow account do not belong to the Fund or its shareholders. These assets also are not available to meet the Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of a favorable outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the dispute will lose the right to benefit, should the outcome be favorable.

While the Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the Fund or its shareholders.

The Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial. In addition, these expenses, as well as declines in assets resulting from recent market conditions, will result in the Fund's expense ratio for the current fiscal year being materially higher than that reflected in the fee table found in Note 3 of the Notes to the Financial Statements. As of January 31, 2009, the Fund had incurred $225,383 of extraordinary legal expenses.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

The Fund entered into the partial settlement with the Liquidation Trustee for the limited purpose of closing out the open short positions with LBI, establishing an escrow account with respect to the disputed amount, and releasing collateral designated for the LBI short sales. The new prime broker for the Fund's short sales is Pershing, LLC. Pershing, LLC is a subsidiary of the Bank of New York Mellon Corporation.

The LifeModel Funds(SM) invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus will affect the return on investments by the LifeModel Funds(SM).

                                                               FIFTH THIRD FUNDS
                                            SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 through January 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                EXPENSE             EXPENSE
                                                       BEGINNING   ENDING         PAID               RATIO
                                                        ACCOUNT    ACCOUNT       DURING              DURING
                                                         VALUE      VALUE        PERIOD*             PERIOD
                                                         8/1/08    1/31/09   8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                       ---------   -------   ----------------   ----------------
Small Cap Growth                Institutional Shares   $1,000.00   $585.90        $ 4.04             1.01%
                                Class A Shares          1,000.00    584.90          5.03             1.26%
                                Class B Shares          1,000.00    582.40          8.02             2.01%
                                Class C Shares          1,000.00    583.00          8.02             2.01%

Mid Cap Growth                  Institutional Shares    1,000.00    593.80          4.26             1.05%
                                Class A Shares          1,000.00    592.60          5.18             1.29%
                                Class B Shares          1,000.00    589.90          8.22             2.05%
                                Class C Shares          1,000.00    590.40          8.22             2.05%

Quality Growth                  Institutional Shares    1,000.00    662.50          4.44             1.06%
                                Class A Shares          1,000.00    661.50          5.49             1.31%
                                Class B Shares          1,000.00    658.60          8.61             2.06%
                                Class C Shares          1,000.00    658.60          8.61             2.06%

Dividend Growth                 Institutional Shares    1,000.00    684.50          3.10             0.73%
                                Class A Shares          1,000.00    683.70          4.12             0.98%
                                Class B Shares          1,000.00    680.80          7.33             1.73%
                                Class C Shares          1,000.00    681.10          7.29             1.73%

Micro Cap Value                 Institutional Shares    1,000.00    632.10          5.55             1.35%
                                Class A Shares          1,000.00    631.70          6.58             1.60%
                                Class B Shares          1,000.00    629.80          9.65             2.35%
                                Class C Shares          1,000.00    627.80          9.64             2.35%

Small Cap Value                 Institutional Shares    1,000.00    621.20          4.90             1.20%
                                Class A Shares          1,000.00    619.70          5.92             1.45%
                                Class B Shares          1,000.00    617.70          8.97             2.20%
                                Class C Shares          1,000.00    617.50          8.93             2.20%

All Cap Value                   Institutional Shares    1,000.00    629.80          4.85             1.18%
                                Class A Shares          1,000.00    629.20          5.87             1.43%
                                Class B Shares          1,000.00    626.50          8.94             2.18%
                                Class C Shares          1,000.00    626.80          8.94             2.18%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                         EXPENSE            EXPENSE
                                                               BEGINNING    ENDING         PAID              RATIO
                                                                ACCOUNT    ACCOUNT        DURING             DURING
                                                                 VALUE      VALUE         PERIOD*            PERIOD
                                                                 8/1/08    1/31/09   8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                               ---------   -------   ----------------   ----------------
Disciplined Large Cap Value             Institutional Shares   $1,000.00   $653.30         $4.17              1.00%
                                        Class A Shares          1,000.00    651.70          5.20              1.25%
                                        Class B Shares          1,000.00    649.70          8.32              2.00%
                                        Class C Shares          1,000.00    649.90          8.32              2.00%

Structured Large Cap Plus               Institutional Shares    1,000.00    563.10          6.34              1.62%
                                        Class A Shares          1,000.00    564.40          7.37              1.87%
                                        Class B Shares          1,000.00    559.80         10.26              2.62%
                                        Class C Shares          1,000.00    560.50         10.23              2.62%

Equity Index                            Institutional Shares    1,000.00    661.80          0.80              0.19%
                                        Class A Shares          1,000.00    660.70          1.84              0.44%
                                        Class B Shares          1,000.00    658.40          4.97              1.19%
                                        Class C Shares          1,000.00    658.10          4.97              1.19%
                                        Select shares           1,000.00    661.10          1.13              0.27%
                                        Preferred Shares        1,000.00    660.90          1.42              0.34%
                                        Trust Shares            1,000.00    660.60          1.84              0.44%

International Equity                    Institutional Shares    1,000.00    573.80          4.84              1.22%
                                        Class A Shares          1,000.00    572.50          5.83              1.47%
                                        Class B Shares          1,000.00    572.30          8.80              2.22%
                                        Class C Shares          1,000.00    570.80          8.79              2.22%

Strategic Income                        Institutional Shares    1,000.00    836.10          4.40              0.95%
                                        Class A Shares          1,000.00    834.70          5.55              1.20%
                                        Class B Shares          1,000.00    831.50          9.00              1.95%
                                        Class C Shares          1,000.00    830.20          9.00              1.95%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    636.90          0.33              0.08%
                                        Class A Shares          1,000.00    635.30          1.36              0.33%
                                        Class B Shares          1,000.00    633.00          4.45              1.08%
                                        Class C Shares          1,000.00    633.50          4.45              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    702.10          0.34              0.08%
                                        Class A Shares          1,000.00    701.80          1.42              0.33%
                                        Class B Shares          1,000.00    698.50          4.62              1.08%
                                        Class C Shares          1,000.00    699.00          4.63              1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    772.60          0.36              0.08%
                                        Class A Shares          1,000.00    771.50          1.47              0.33%
                                        Class B Shares          1,000.00    768.00          4.81              1.08%
                                        Class C Shares          1,000.00    768.90          4.82              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    803.30          0.36              0.08%
                                        Class A Shares          1,000.00    802.00          1.50              0.33%
                                        Class B Shares          1,000.00    798.70          4.90              1.08%
                                        Class C Shares          1,000.00    799.00          4.90              1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    869.50          0.38              0.08%
                                        Class A Shares          1,000.00    869.30          1.55              0.33%
                                        Class B Shares          1,000.00    865.90          5.08              1.08%
                                        Class C Shares          1,000.00    866.00          5.08              1.08%

High Yield Bond                         Institutional Shares    1,000.00    819.90          3.39              0.74%
                                        Class A Shares          1,000.00    817.40          4.44              0.99%
                                        Class B Shares          1,000.00    815.20          8.01              1.74%
                                        Class C Shares          1,000.00    815.60          7.96              1.74%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                  EXPENSE            EXPENSE
                                                       BEGINNING    ENDING         PAID               RATIO
                                                        ACCOUNT    ACCOUNT        DURING              DURING
                                                         VALUE      VALUE         PERIOD*             PERIOD
                                                        8/1/08     1/31/09    8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                       ---------   --------   ----------------   ----------------
Total Return Bond               Institutional Shares   $1,000.00   $ 929.30         $3.26               0.67%
                                Class A Shares          1,000.00     927.00          4.47               0.92%
                                Class B Shares          1,000.00     924.70          8.10               1.67%
                                Class C Shares          1,000.00     923.40          8.10               1.67%

Short Term Bond                 Institutional Shares    1,000.00     990.20          3.21               0.64%
                                Class A Shares          1,000.00     987.80          4.46               0.89%
                                Class C Shares          1,000.00     985.50          8.11               1.64%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                           BEGINNING    ENDING           PAID              RATIO
                                                            ACCOUNT     ACCOUNT         DURING             DURING
                                                             VALUE       VALUE          PERIOD*            PERIOD
                                                             8/1/08     1/31/09    8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                           ---------   ---------   ----------------   ----------------
Small Cap Growth                    Institutional Shares   $1,000.00   $1,020.11        $ 5.14              1.01%
                                    Class A Shares          1,000.00    1,018.85          6.41              1.26%
                                    Class B Shares          1,000.00    1,015.07         10.21              2.01%
                                    Class C Shares          1,000.00    1,015.07         10.21              2.01%

Mid Cap Growth                      Institutional Shares    1,000.00    1,019.86          5.40              1.05%
                                    Class A Shares          1,000.00    1,018.70          6.56              1.29%
                                    Class B Shares          1,000.00    1,014.87         10.41              2.05%
                                    Class C Shares          1,000.00    1,014.87         10.41              2.05%

Quality Growth                      Institutional Shares    1,000.00    1,019.86          5.40              1.06%
                                    Class A Shares          1,000.00    1,018.60          6.67              1.31%
                                    Class B Shares          1,000.00    1,014.82         10.46              2.06%
                                    Class C Shares          1,000.00    1,014.82         10.46              2.06%

Dividend Growth                     Institutional Shares    1,000.00    1,021.53          3.72              0.73%
                                    Class A Shares          1,000.00    1,020.32          4.94              0.98%
                                    Class B Shares          1,000.00    1,016.48          8.79              1.73%
                                    Class C Shares          1,000.00    1,016.53          8.74              1.73%

Micro Cap Value                     Institutional Shares    1,000.00    1,018.40          6.87              1.35%
                                    Class A Shares          1,000.00    1,017.14          8.13              1.60%
                                    Class B Shares          1,000.00    1,013.36         11.93              2.35%
                                    Class C Shares          1,000.00    1,013.36         11.93              2.35%

Small Cap Value                     Institutional Shares    1,000.00    1,019.16          6.11              1.20%
                                    Class A Shares          1,000.00    1,017.90          7.38              1.45%
                                    Class B Shares          1,000.00    1,014.12         11.17              2.20%
                                    Class C Shares          1,000.00    1,014.17         11.12              2.20%

All Cap Value                       Institutional Shares    1,000.00    1,019.26          6.01              1.18%
                                    Class A Shares          1,000.00    1,018.00          7.27              1.43%
                                    Class B Shares          1,000.00    1,014.22         11.07              2.18%
                                    Class C Shares          1,000.00    1,014.22         11.07              2.18%

Disciplined Large Cap Value         Institutional Shares    1,000.00    1,020.16          5.09              1.00%
                                    Class A Shares          1,000.00    1,018.90          6.36              1.25%
                                    Class B Shares          1,000.00    1,015.12         10.16              2.00%
                                    Class C Shares          1,000.00    1,015.12         10.16              2.00%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING              DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                8/1/08     1/31/09     8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                               ---------   ---------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $1,000.00   $1,017.09        $ 8.19              1.62%
                                        Class A Shares          1,000.00    1,015.78          9.50              1.87%
                                        Class B Shares          1,000.00    1,012.05         13.24              2.62%
                                        Class C Shares          1,000.00    1,012.10         13.19              2.62%

Equity Index                            Institutional Shares    1,000.00    1,024.25          0.97              0.19%
                                        Class A Shares          1,000.00    1,022.99          2.24              0.44%
                                        Class B Shares          1,000.00    1,019.21          6.06              1.19%
                                        Class C Shares          1,000.00    1,019.21          6.06              1.19%
                                        Select shares           1,000.00    1,023.84          1.36              0.27%
                                        Preferred Shares        1,000.00    1,023.49          1.73              0.34%
                                        Trust Shares            1,000.00    1,022.99          2.24              0.44%

International Equity                    Institutional Shares    1,000.00    1,019.06          6.21              1.22%
                                        Class A Shares          1,000.00    1,017.80          7.48              1.47%
                                        Class B Shares          1,000.00    1,014.01         11.27              2.22%
                                        Class C Shares          1,000.00    1,014.01         11.27              2.22%

Strategic Income                        Institutional Shares    1,000.00    1,020.42          4.84              0.95%
                                        Class A Shares          1,000.00    1,019.16          6.11              1.20%
                                        Class B Shares          1,000.00    1,015.38          9.91              1.95%
                                        Class C Shares          1,000.00    1,015.38          9.91              1.95%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,024.80          0.41              0.08%
                                        Class A Shares          1,000.00    1,023.54          1.68              0.33%
                                        Class B Shares          1,000.00    1,019.76          5.50              1.08%
                                        Class C Shares          1,000.00    1,019.76          5.50              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,024.80          0.41              0.08%
                                        Class A Shares          1,000.00    1,023.54          1.68              0.33%
                                        Class B Shares          1,000.00    1,019.76          5.50              1.08%
                                        Class C Shares          1,000.00    1,019.76          5.50              1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,024.80          0.41              0.08%
                                        Class A Shares          1,000.00    1,023.54          1.68              0.33%
                                        Class B Shares          1,000.00    1,019.76          5.50              1.08%
                                        Class C Shares          1,000.00    1,019.76          5.50              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,024.80          0.41              0.08%
                                        Class A Shares          1,000.00    1,023.54          1.68              0.33%
                                        Class B Shares          1,000.00    1,019.76          5.50              1.08%
                                        Class C Shares          1,000.00    1,019.76          5.50              1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,024.80          0.41              0.08%
                                        Class A Shares          1,000.00    1,023.54          1.68              0.33%
                                        Class B Shares          1,000.00    1,019.76          5.50              1.08%
                                        Class C Shares          1,000.00    1,019.76          5.50              1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,021.48          3.77              0.74%
                                        Class A Shares          1,000.00    1,020.32          4.94              0.99%
                                        Class B Shares          1,000.00    1,016.38          8.89              1.74%
                                        Class C Shares          1,000.00    1,016.43          8.84              1.74%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                    EXPENSE          EXPENSE
                                                       EGINNING     ENDING            PAID            RATIO
                                                        ACCOUNT     ACCOUNT          DURING           DURING
                                                         VALUE       VALUE           PERIOD*          PERIOD
                                                        8/1/08     1/31/09     8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                       ---------   ---------   ----------------   ----------------
Total Return Bond               Institutional Shares   $1,000.00   $1,021.83         $3.41             0.67%
                                Class A Shares          1,000.00    1,020.57          4.69             0.92%
                                Class B Shares          1,000.00    1,016.79          8.49             1.67%
                                Class C Shares          1,000.00    1,016.79          8.49             1.67%

Short Term Bond                 Institutional Shares    1,000.00    1,021.98          3.26             0.64%
                                Class A Shares          1,000.00    1,020.72          4.53             0.89%
                                Class C Shares          1,000.00    1,017.04          8.24             1.64%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

APPROVAL OF THE MANAGEMENT AGREEMENT

The Board of Trustees, at a meeting held on September 9, 2008, formally considered the continuance of the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Adviser") with respect to all Funds of the Trust and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. ("Fort Washington" or, also a "Sub-Adviser") with respect to the Fifth Third High Yield Bond Fund. All the above-referenced agreements are collectively the "Advisory Agreements" and are performed by the "Advisers"; the action considered was the "Continuance" of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. A detailed presentation was also provided by the Sub-Adviser. The Board deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable, and that the Continuance of the Advisory Agreements, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent, and Quality of Services Provided by the Advisers

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of each Adviser to provide high quality service to the Trust, and the Trustees' overall confidence in each Adviser's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of each Adviser. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark and peer group. In the Trustees' review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers.


With respect to the Fifth Third Mid Cap Growth Fund, FTAM indicated that the Fund was now managed by a Minneapolis-based FTAM team and had recently lagged its peers and benchmark. FTAM attributed the underperformance to a concentration of investments in the lower end of the mid cap spectrum, as well as to disappointing stock selection. FTAM indicated that its Chief Investment Officer was now more intensely involved in the management of the Fund. FTAM also noted that the Fund's longer term performance was not attributable to the current management team. With respect to the Fifth Third Total Return Bond Fund, FTAM

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

explained that underperformance against peers and benchmarks was attributable to significant losses in a number of portfolio securities and a difficult bond market.

The Trustees noted that the Fifth Third Micro Cap Value Fund had lagged its Lipper peer group on a one-, three-, and five year basis, but noted that the Fund had outperformed its benchmark during the same periods. Representatives of FTAM observed that Lipper did not maintain a peer group of strictly micro cap funds - a fact that made Lipper peer comparisons considerably less useful than would otherwise be the case.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that would be continued or implemented in the upcoming year.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the "investment advisory fees") were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented FTAM's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs, and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. With respect to Fort Washington, the Trustees noted that sub-advisory fees are paid by FTAM, rather than directly from the Fund's assets. Based on their review, the Trustees concluded that the profitability to FTAM and Fort Washington, as a result of their relationships with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreements were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees found that the Adviser had generally reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints (except with respect to the Fifth Third International Equity Fund, for which contractual breakpoints were in place), and found that the contractual expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

The Trustees noted the proposed fee reductions with respect to the Fifth Third All Cap Value Fund, the Fifth Third Disciplined Large Cap Value Fund, the Fifth Third Mid Cap Growth Fund, the Fifth Third Strategic Income Fund, and the Fifth Third Total Return Bond Fund. The Trustees also considered the fee waivers and/or expense limitations previously enacted and proposed for extension for the Fifth Third Dividend Growth Fund, the Fifth Third Equity Index Fund, the Fifth Third High Yield Bond Fund, the Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third International Equity Fund, the Fifth Third LifeModel Aggressive Fund(SM), the Fifth Third LifeModel Conservative Fund(SM), the Fifth Third LifeModel Moderate Fund(SM), the Fifth Third LifeModel Moderately Aggressive Fund(SM), the Fifth Third LifeModel Moderately Conservative Fund(SM), the Fifth Third Micro Cap Value Fund, the Fifth Third Prime Money Market Fund, the Fifth Third Quality Growth Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Small Cap Growth Fund, the Fifth Third Small Cap Value Fund, the Fifth Third Structured Large Cap Plus Fund, and the Fifth Third U.S. Treasury Money Market Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM.

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                                       165

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                                       166

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                                       167

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                                       168

ADDRESSES
-------------------------------------------------------------------------------
Fifth Third Funds                          Fifth Third Funds
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45202
-------------------------------------------------------------------------------
Investment Advisor, Administrator and
Accountant                                 Fifth Third Asset Management, Inc.
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45202
-------------------------------------------------------------------------------
Sub-Advisor (High Yield Bond)              Fort Washington Investment
                                               Advisors, Inc.
                                           420 East Fourth Street
                                           Cincinnati, Ohio 45202
-------------------------------------------------------------------------------
Distributor                                FTAM Funds Distributor, Inc.
                                           1290 Broadway, Suite 1100
                                           Denver, Colorado 80203
-------------------------------------------------------------------------------
Custodian, Sub-Accountant and Sub-
Administrator                              State Street Bank and Trust Company
                                           801 Pennsylvania Avenue
                                           Kansas City, Missouri 64105
-------------------------------------------------------------------------------
Transfer and Dividend Disbursing Agent     Boston Financial Data Services, Inc.
                                           30 Dan Road
                                           Canton, Massachusetts 02021
-------------------------------------------------------------------------------
Independent Registered Public Accounting
Firm                                       PricewaterhouseCoopers LLP
                                           1055 Broadway, 10th Floor
                                           Kansas City, MO 64105
--------------------------------------------------------------------------------

                                   Advised by:
                                   [LOGO FTAM]
                          FIFTH THIRD ASSET MANAGEMENT

                          [LOGO] BEYOND THE TRADITIONAL

FTF1708013110                      1-800-282-5706                    SAR-STBD-09

                                                    FIFTH THIRD FUNDS

Graphic


                                                    2009
                                                    MONEY MARKET
                                                    MUTUAL FUNDS

                                                    Semi-Annual Report to
                                                    Shareholders
                                                    January 31, 2009

                                                    Advised by:
                                                    FTAM
                                                    FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.







This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:

o    ARE NOT FDIC INSURED

o    HAVE NO BANK GUARANTEE

o    MAY LOSE VALUE

TABLE OF CONTENTS

Economic Outlook and
   Commentary Section........    1

Manager Commentary...........    3

Schedules of Investments.....    5

Statements of Assets
   and Liabilities...........    18

Statements of Operations.....    19

Statements of Changes
   in Net Assets.............    20

Financial Highlights.........    24

Notes to Financial Statements    29

Supplemental Information.....    37


OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Equity and fixed income markets endured incredible turmoil and extreme volatility over the six-month period ended January 31, 2009. Fifth Third Funds shareholders joined most investors around the globe in absorbing broad investment losses.

Within the stock market, declines reported for the six-month period ended January 31, 2009, included:

o    A 33.95% drop for the S&P 500 Index of large cap stocks.

o    A 37.29% drop for the S&P 400 Index of mid cap stocks.

o    A 36.54% drop for the S&P 600 Index of small cap stocks.

o    A 40.75% drop for the MSCI EAFE Index of international stocks.

Frozen credit markets, economic recessions in the U.S. and many other leading industrialized nations and a global crisis of confidence negatively affected most investments outside of U.S. Treasury securities and gold during the period. Amid an all-encompassing aversion to risk, both growth and value-oriented stocks suffered. Globally, emerging market stocks tumbled even farther than those from established international markets.

Like you, we found the period's decline discouraging and, at times, breathtaking. Frankly, we always find it difficult to stomach the evaporation of investors' hard-earned savings. Yet, we believe it is important to remember that there are two sides to every market. Amid the rubble, we believe that opportunities abound for long-term investors with the patience to ride out the turbulent times and the commitment to diversify their portfolios effectively for a future recovery. Keep in mind that history has shown that some of the best investment opportunities occur when investors find it hardest to commit.

Not surprisingly, U.S. Treasury issues - low risk by definition - topped the fixed income markets during the period, dramatically outperforming government agency bonds, corporate bonds and high yield bonds. Demand for U.S. Treasury issues became so strong during the period that select issues were sold with negative yields. Conversely, the performance of bonds collateralized by real estate - regardless of quality - plummeted, while corporate debt received little support as well. Yields on cash investments reflected the Federal Reserve's historic reduction in its primary interest rate, and the yield curve continued to follow a positive slope, albeit from a lower starting point.

To recap, a number of factors undermined the world's financial markets during the recently concluded six-month period, including:

1. The shutdown of the bond market. For much of the period, the fixed income markets were at a virtual standstill, incapable of matching valid buy and sell orders. Outside of U.S. Treasury issuers, which thrived amid a flight to quality, the value of existing issues was impossible to ascertain and the new issue docket was nonexistent. This had a detrimental effect on corporations that rely on debt for day-to-day operations. Following New Year's Day, conditions loosened somewhat and resulted in modest levels of activity.

2. The U.S. recession. Officially declared to be 12 months old in December 2008, the U.S. economic recession was reinforced by a contraction in the gross domestic product (GDP) in the third and fourth quarters of the 2008 calendar year. A dismal holiday shopping season contributed to the malaise, as did climbing unemployment numbers.

3. Rapidly decelerating global economic growth rates. While financial market woes derailed European nations, dwindling U.S. consumption levels weighed on Asian exporters. Although governments and regulators worldwide devised relief plans of varied size and scope, such efforts did little to slow the downward momentum of economies contending with faltering fundamentals.

4. Freefalling commodity markets. Shortly after touching an all-time high of more than $140 a barrel in the summer of 2008, oil prices quickly descended through the fall and slid below $40 a barrel. Meanwhile, natural gas, base metals and most grains mirrored the decline in oil prices, as demand withered amid the global economic slowdown. The lone bright spot in the commodity markets was gold, which posted a modest gain due to its reputation as a safe haven in troubled times.

5. Miniscule interest rates on U.S. Treasury issues. Historically known as some of the most secure investments in the world, U.S. Treasury bonds, bills and notes skyrocketed through the closing days of 2008, resulting in low yields, which move inversely to prices. The Federal Reserve exacerbated the swing by cutting its key overnight lending rate to a range of 0.00% to 0.25%.

There's no way to disguise the fact that the past six-month period was incredibly trying for investors. And I know it may be difficult to fathom the thought that stocks and bonds will eventually recover. Using history as a guide, however, we know that financial markets do not tend to linger at lows. In fact, historically, some of the best returns have stemmed from investments made when the landscape was at its dreariest.

Without taking the prospect of the market's rebound for granted, we believe that the family of Fifth Third Funds offers solid investments for the market's ultimate turn. Focused on fundamentally sound equities and bonds, Fifth Third Funds are deftly run by a group of portfolio managers who actively monitor the market's tides and undercurrents - all in an attempt to deliver solid long-term returns to shareholders.

Looking ahead, our expectations on the macro-economic front include:

o A greater sense of normalcy in the bond markets, with riskier issues trading in closer correlation to U.S. Treasury debt, which we predict is poised for a tumble.

o    Flat to modestly positive returns from domestic stocks.

o    Underperforming international stocks, relative to U.S. equities.

o Continued shrinkage in the U.S. GDP through the first half of 2009, followed by signs of recovery in the second half.

o A bottoming of the U.S. housing market. o A shrinking hedge fund presence as subpar returns, scandals and increased regulation drive investors from alternative investments back to stocks, bonds and cash.

o A rising personal savings rate and falling consumer spending levels in the U.S.

o    A modest U.S. tax cut.

In closing, market conditions over the six-month period were harsh, and I know it has been tough, at times, to stick to an investment plan. But by investing in a diversified portfolio of fundamentally sound stocks and bonds - such as those we believe are found throughout Fifth Third Funds' offerings - your portfolio could be well-positioned for the eventual return of more favorable market performance.

Sincere thanks for your continued confidence in Fifth Third Funds.

/S/ Keith Wirtz

Keith Wirtz, CFA
Chief Investment Officer

(1)TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Standard and Poor's MidCap 400 Index ("S&P 400 Index") is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $1.5 billion to $5.5 billion.

The Standard and Poor's SmallCap 600 Index ("S&P 600 Index") is an index of 600 selected common stocks that tracks U.S. firms with market capitalizations of $300 million to $2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MONEY MARKET FUNDS

For the six-month period ending January 31, 2009, the Fifth Third Money Market Funds experienced steadily falling yields on an absolute basis. The decline was the result of an unprecedented monetary policy in which the Federal Reserve's Federal Open Market Committee (FOMC), in response to the enduring credit and liquidity crisis, reduced the Federal Funds rate from 2.00% to a target range of 0.00% to 0.25%.

Continuing deterioration in credit market and economic conditions resulted in significant stress across the financial industry throughout the period. The pain was particularly sharp among certain money market funds as select collateralized debt obligations (CDOs), structured investment vehicles (SIVs) and sub-prime mortgage securities proved problematic. As a result, various money market fund sponsors stepped in to provide financial support to maintain the standard $1.00 net asset value (NAV) per share, especially after Lehman Brothers Holdings declared bankruptcy in mid-September. Shortly thereafter, the U.S. Department of the Treasury announced the Temporary Guarantee Program for Money Market Funds, which provides a $1.00 NAV guarantee to participating money market fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Although none of the Fifth Third Money Market Funds have required outside support to maintain the $1.00 NAV, the Funds are fully participating in the federal program, which is schedule to expire on April 30, 2009.

Meanwhile, in an effort to restore capital market liquidity and confidence, an assortment of U.S. government entities established a series of landmark initiatives during the period. The Treasury, Congress, and Federal Deposit Insurance Corporation joined the Federal Reserve in providing cash and government backing to institutions ranging from commercial paper issuers to agencies contending with backlogs of sub-prime debt. The programs contributed to a significant downward shift in the yield curve, although it remained positively sloped with longer-term issues carrying higher yields.

As for the Fifth Third Money Market Funds, a longer duration+ strategy designed to capture additional yield proved beneficial as interest rates declined. The Funds continued to utilize heavily more traditional, liquid money market securities such as discount notes issued by the Treasury and government agencies, commercial paper and repurchase agreements, particularly in the Fifth Third U.S. Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. Higher yields on floating interest rate securities also enhanced returns, while the additional liquidity allowed the Funds to cope readily with consistently volatile cash flows.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative orientation with continued emphasis on high quality security selection to achieve the principal preservation objective. Specifically, the Funds maintained a continued focus on U.S. government agency and industrial corporate sector securities and a relative underweight in asset-backed commercial paper, brokerage and European banking sector securities.

+Duration is the weighted average maturity of a bond's cash flow.

MATURITY COMPOSITION AS OF JANUARY 31, 2009 (UNAUDITED)
-------------------------------------------------------

Weighted Average Maturity(#)
---------------------------------------------------------------
                                      DAYS            DAYS
                                 AS OF 7/31/08    AS OF 1/31/09
---------------------------------------------------------------

   Fifth Third Prime                   48              55
   Money Market
---------------------------------------------------------------

   Fifth Third Institutional           47              51
   Money Market
---------------------------------------------------------------

   Fifth Third Institutional           58              52
   Government Money
   Market
---------------------------------------------------------------

   Fifth Third U.S. Treasury           31              51
   Money Market
---------------------------------------------------------------
(#)Portfolio composition is subject to change.


INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------
An investment in any of the funds is not insured or guaranteed by the FDIC or any government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MONEY MARKET MATURITY SCHEDULES (AS OF JANUARY 31, 2009) (UNAUDITED)
--------------------------------------------------------------------
as a percentage of value of investments

                                                                        INSTITUTIONAL
                                         PRIME        INSTITUTIONAL       GOVERNMENT       U.S. TREASURY
                                         MONEY           MONEY              MONEY             MONEY
                                         MARKET          MARKET             MARKET            MARKET
--------------------------------------------------------------------------------------------------------
  Fewer than 8 Days                      46.8%           49.4%               45.2%             60.5%
--------------------------------------------------------------------------------------------------------

  8 to 14 Days                            3.7%            2.4%                2.7%              0.0%
--------------------------------------------------------------------------------------------------------

  15 to 30 Days                           7.2%            7.2%                9.6%              2.1%
--------------------------------------------------------------------------------------------------------

  31 to 180 Days                         34.5%           34.0%               36.8%             30.9%
--------------------------------------------------------------------------------------------------------

  181 to 365 Days                         7.8%            7.0%                5.7%              6.5%
--------------------------------------------------------------------------------------------------------

  366 to 397 Days                         0.0%            0.0%                0.0%              0.0%
--------------------------------------------------------------------------------------------------------

                                                           PRIME MONEY MARKET
                                                      SCHEDULE OF INVESTMENTS
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

CORPORATE BONDS (18.2%)
COMMERCIAL BANKS-CENTRAL U.S. (1.8%)
US Bank NA, 2.95%, 4/27/09                     $ 15,000,000    $   15,000,000
US Bank NA, 2.96%, 3/4/09                        10,000,000        10,000,000
                                                               --------------
                                                                   25,000,000
                                                               --------------

COMPUTERS (2.5%)
IBM International Group Capital LLC,
   1.52%, 4/29/09 (a) (e)                        27,930,000        27,909,457
International Business Machines
   Corp., 4.38%, 6/1/09                           7,423,000         7,454,386
                                                               --------------
                                                                   35,363,843
                                                               --------------

COSMETICS & TOILETRIES (0.9%)
Procter & Gamble Co., 2.22%,
   3/9/09 (a) (e)                                 5,000,000         5,000,000
Procter & Gamble International
   Funding SCA, 2.31%, 2/19/09 (a) (e)            8,000,000         8,000,000
                                                               --------------
                                                                   13,000,000
                                                               --------------

DIVERSIFIED BANKING INSTITUTIONS (1.4%)
JPMorgan Chase & Co., 1.62%,
   4/22/09 (a) (e)                               15,520,000        15,419,279
JPMorgan Chase & Co., 2.34%,
   3/2/09 (a) (e)                                 5,000,000         4,985,350
                                                               --------------
                                                                   20,404,629
                                                               --------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
General Electric Capital Corp.,
   1.19%, 4/27/09 (a) (e)                        10,000,000         9,772,233
General Electric Capital Corp.,
   1.96%, 3/16/09 (a) (e)                         5,000,000         4,982,932
General Electric Capital Corp.,
   2.10%, 3/16/09 (a) (e)                         5,000,000         4,999,806
General Electric Capital Corp.,
   3.13%, 4/1/09                                  9,000,000         9,002,309
General Electric Capital Corp.,
   4.00%, 2/17/09                                 5,000,000         5,002,197
General Electric Capital Corp.,
   4.00%, 6/15/09                                 8,000,000         8,024,177
General Electric Capital Corp.,
   5.25%, 10/27/09                                4,545,000         4,640,143
                                                               --------------
                                                                   46,423,797
                                                               --------------

FIDUCIARY BANKS (0.7%)
Mellon Funding Corp., 3.25%, 4/1/09              10,000,000        10,002,840
                                                               --------------

INTEGRATED OIL & GAS (1.1%)
BP Capital Markets PLC, 2.28%,
   3/11/09 (a) (e)                               15,000,000        15,000,000
                                                               --------------

MEDICAL-DRUGS (1.3%)
Abbott Laboratories, 5.38%, 5/15/09              18,435,000        18,545,140
                                                               --------------

RETAIL-DISCOUNT (1.0%)
Wal-Mart Stores, Inc., 6.88%, 8/10/09            13,785,000        14,015,570
                                                               --------------

                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

CORPORATE BONDS, CONTINUED
SPECIAL PURPOSE ENTITY (0.8%)
Florida Hurricane Catastrophe Fund
   Finance Corp., Series 2006-B, 0.55%,
   2/17/09 (a) (e)                             $ 12,000,000    $   12,000,000
                                                               --------------

SUPER-REGIONAL BANKS-U.S. (3.4%)
National City Corp., 1.54%,                       8,000,000         7,983,214
    3/20/09 (a) (e)
Wachovia Corp., 3.63%, 2/17/09                    1,707,000         1,707,142
Wells Fargo & Co., 0.48%,                        25,000,000        25,000,000
    2/17/09 (a) (e)
Wells Fargo & Co., 3.13%, 4/1/09                 13,207,000        13,207,726
                                                               --------------
                                                                   47,898,082
                                                               --------------

TOTAL CORPORATE BONDS                                             257,653,901
                                                               --------------

FOREIGN BONDS (1.1%)
COMMERCIAL BANKS NON-U.S. (1.1%)
BNP Paribas, 2.39%, 2/13/09 (a) (e)              15,000,000        15,000,000
                                                               --------------

TOTAL FOREIGN BONDS                                                15,000,000
                                                               --------------

U.S. GOVERNMENT AGENCIES (14.9%)
FANNIE MAE (0.7%)
2.95%, 4/13/09 **                                10,000,000         9,941,819
                                                               --------------

FEDERAL FARM CREDIT BANK (0.7%)
0.36%, 3/21/09 (a) (e)                           10,000,000         9,914,324
                                                               --------------

FEDERAL HOME LOAN BANK (9.7%)
0.33%, 2/6/09 (a) (e)                            17,000,000        16,991,663
0.48%, 6/4/09 **                                 10,000,000         9,983,600
0.87%, 1/26/10                                   10,000,000         9,987,214
1.39%, 4/5/09 (a) (e)                            10,000,000        10,002,127
1.47%, 3/27/09 (a) (e)                            4,000,000         4,003,027
1.85%, 12/15/09                                  12,000,000        12,000,000
2.12%, 3/31/09 **                                25,000,000        24,914,812
2.72%, 9/18/09                                   10,000,000         9,975,442
2.90%, 2/27/09                                   10,000,000        10,000,000
3.88%, 1/15/10                                    3,500,000         3,598,171
5.00%, 12/11/09                                  15,000,000        15,528,819
5.13%, 6/4/09                                    10,000,000        10,117,591
                                                               --------------
                                                                  137,102,466
                                                               --------------

FREDDIE MAC (3.8%)
1.00%, 5/4/09, W/I (a) (e)                       15,000,000        15,000,000
2.55%, 4/21/09                                    8,000,000         7,999,818
4.13%, 9/1/09                                     2,644,000         2,676,000
4.13%, 11/30/09                                   5,000,000         5,138,748
4.25%, 7/15/09                                    8,000,000         8,129,206
6.63%, 9/15/09 (d)                               15,000,000        15,409,468
                                                               --------------
                                                                   54,353,240
                                                               --------------

TOTAL U.S. GOVERNMENT AGENCIES                                    211,311,849
                                                               --------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

CERTIFICATES OF DEPOSIT (0.4%)
MONEY CENTER BANKS (0.4%)
Bank of New York (The), 5.41%,
   5/15/09                                     $  5,000,000    $    5,029,934
                                                               --------------

TOTAL CERTIFICATES OF DEPOSIT                                       5,029,934
                                                               --------------

COMMERCIAL PAPER (21.5%)
BEVERAGES-NON ALCOHOLIC (2.1%)
Coca-Cola Co. (The), 0.57%,
   7/6/09 **                                     10,000,000         9,975,458
Coca-Cola Co. (The), 1.25%,
   3/2/09 **                                     10,000,000         9,989,931
Coca-Cola Co. (The), 1.60%,
   2/13/09 **                                    10,000,000         9,994,667
                                                               --------------
                                                                   29,960,056
                                                               --------------

COMMERCIAL BANKS-CENTRAL U.S. (0.7%)
US Bank NA, 0.85%, 7/22/09                       10,000,000        10,000,000
                                                               --------------

COMMERCIAL BANKS-EASTERN U.S. (1.4%)
State Street Bank and Trust, 0.50%,
   3/16/09                                       20,000,000        20,000,000
                                                               --------------

COMMERCIAL BANKS NON-U.S. (1.8%)
Barclays U.S. Funding LLC, 1.99%,
   2/9/09 **                                     15,000,000        14,993,367
Toronto Dominion Holding, 2.79%,
   2/12/09 ** (b)                                10,000,000         9,991,475
                                                               --------------
                                                                   24,984,842
                                                               --------------

COMMERCIAL BANKS-SOUTHERN U.S. (0.7%)
Branch Banking & Trust Co., 3.19%,
   2/5/09                                        10,000,000        10,000,461
                                                               --------------

COSMETICS & TOILETRIES (0.7%)
Procter & Gamble International
   Funding SCA, 1.40%, 3/12/09 **                10,000,000         9,984,833
                                                               --------------

DIVERSIFIED FINANCIAL SERVICES (2.8%)
General Electric Capital Corp.,
   0.28%, 4/8/09 **                              10,000,000         9,994,867
Rabobank Nederland, NY Branch,
   3.02%, 3/9/09                                 20,000,000        20,009,195
Rabobank USA Financial Co., 0.62%,
   7/9/09 **                                     10,000,000         9,972,789
                                                               --------------
                                                                   39,976,851
                                                               --------------

FINANCE-AUTO LOANS (0.7%)
Toyota Motor Credit Corp., 0.45%,
   2/20/09 **                                    10,000,000         9,997,625
                                                               --------------

FINANCE-INVESTMENT BANKER/BROKER (3.5%)
BNP Paribas Finance, Inc., 1.17%,
   4/29/09 **                                    15,000,000        14,957,769
BNP Paribas Finance, Inc., 1.92%,
   2/4/09 **                                     10,000,000         9,998,397
Citigroup Funding, Inc., 0.95%,
   2/23/09 **                                    15,000,000        14,991,291
JPMorgan Chase & Co., 2.92%,
   2/2/09 **                                     10,000,000         9,999,189
                                                               --------------
                                                                   49,946,646
                                                               --------------

                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

COMMERCIAL PAPER, CONTINUED
MEDICAL-HOSPITALS (0.8%)
Essential Health, 2.69%, 3/11/09 **            $ 11,270,000    $   11,237,999
                                                               --------------

OIL COMPANY-INTEGRATED (4.3%)
Chevron Corp., 0.40%, 4/2/09 **                  10,000,000         9,993,333
Chevron Corp., 0.42%, 4/28/09 **                 15,000,000        14,984,950
Shell International Finance BV,
   1.30%, 2/3/09 ** (b)                          15,000,000        14,998,917
Shell International Finance BV,
   1.92%, 5/4/09 **                              15,000,000        14,926,400
Total Capital SA, 0.34%, 4/3/09 ** (b)            5,000,000         4,997,119
                                                               --------------
                                                                   59,900,719
                                                               --------------

SPECIAL PURPOSE ENTITY (1.3%)
KittyHawk Funding, 0.35%,
   2/11/09 ** (b)                                10,000,000         9,999,028
Old Line Funding LLC, 0.25%,
   2/10/09 ** (b)                                 7,900,000         7,899,506
                                                               --------------
                                                                   17,898,534
                                                               --------------

U.S. MUNICIPALS (0.7%)
Walnut Energy Center Authority,
   0.95%, 3/24/09 **                             10,000,000         9,986,542
                                                               --------------

TOTAL COMMERCIAL PAPER                                            303,875,108
                                                               --------------

DEMAND NOTES (8.7%)
COMMERCIAL SERVICES (0.7%)
World Wildlife Fund, 1.41%, 2/5/09,
   (LOC: JP Morgan, Inc.) (a) (e)                10,000,000        10,000,000
                                                               --------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Harry W. Albright Jr., Series 1996,
   2.15%, 2/5/09, (LOC: Bank of
   America) (a) (e)                               5,485,000         5,485,000
                                                               --------------

FINANCE-OTHER SERVICES (0.5%)
Mortgage Bankers Association of
   America, 1.51%, 2/6/09, (LOC: PNC
   Bank NA) (a) (e)                               8,000,000         8,000,000
                                                               --------------

FINANCIAL (0.5%)
Cornerstone Funding Corp., Series
   2001-C, 1.90%, 12/1/11, (LOC:
   SunTrust Banks, Inc.) (a)                      7,289,000         7,289,000
                                                               --------------

REVENUE BONDS (0.6%)
Metrodev Newark LLC, 2.75%, 2/5/09,
   (LOC: PNC Bank NA) (a) (e)                     8,000,000         8,000,000
                                                               --------------

SPECIAL PURPOSE ENTITY (6.0%)
Buckeye Corrugated, Inc., Series
   1997, 2.45%, 2/5/09, (LOC: KeyBank
   NA) (a) (b) (e)                                3,700,000         3,700,000
Bybee Foods LLC Taxable Adjustable
   Rate Notes, Series 2006, 2.45%,
   2/5/09, (LOC: KeyBank NA) (a) (e)              1,500,000         1,500,000

                                    Continued

                                                           PRIME MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Capital One Funding Corp., Series
   1996-H, 2.05%, 2/5/09, (LOC: JP
   Morgan, Inc.) (a) (b) (e)                   $    310,000    $      310,000
Capital One Funding Corp., Series
   1997-D, 1.35%, 2/5/09, (LOC: JP
   Morgan, Inc.) (a) (b) (e)                        406,000           406,000
Capital One Funding Corp., Series
   1999-D, 7.00%, 2/5/09, (LOC: JP
   Morgan, Inc.) (a) (e)                            100,000           100,000
Capital One Funding Corp., Series
   2001-C, 1.35%, 2/5/09, (LOC: JP
   Morgan, Inc.) (a) (e)                          2,116,000         2,116,000
Clare at Water Tower (The), Series
   2005, 1.00%, 2/5/09, (LOC: Bank of
   America) (a) (e)                              12,500,000        12,500,000
Doctors Park LLP, 1.55%, 2/5/09,
   (LOC: US Bancorp) (a) (e)                      9,220,000         9,220,000
Erickson Foundation, Inc. (The),
   1.00%, 2/5/09, (LOC: FHLB) (a) (e)            15,000,000        15,000,000
Iowa 80 Group, Inc., 2.28%, 3/1/09,
   (LOC: Wells Fargo & Co.) (a) (e)               3,045,000         3,045,000
Jackson 2000 LLC, Series 1999,
   2.45%, 2/5/09, (LOC:
   KeyBank NA) (a) (e)                            8,270,000         8,270,000
Landmark Medical LLC, Series 2000,
   2.25%, 2/5/09, (LOC: JP Morgan,
   Inc.) (a) (e)                                  6,180,000         6,180,000
New Belgium Brewing Co., Inc.,
   Series 2000, 1.60%, 2/5/09,
   (LOC: Wells Fargo & Co.) (a) (e)               1,840,000         1,840,000
PCI Paper Conversions, Inc., Series
   2000, 2.45%, 2/5/09, (LOC: KeyBank
   NA) (a) (e)                                      685,000           685,000
Royal Town Center LLC, Series 1997,
   2.15%, 2/5/09, (LOC: FHLB) (a) (b) (e)         5,095,000         5,095,000
Saddleback Valley Community Church,
   1.00%, 2/5/09, (LOC: FHLB) (a) (e)            10,000,000        10,000,000
SDK Cameron LLC, Series 2005,
   1.20%, 2/5/09, (LOC: Comerica
   Bank) (a) (b) (e)                              2,990,000         2,990,000
SGS Tool Co., Series 1999, 2.10%,
   2/5/09, (LOC: JP Morgan, Inc.) (a) (e)         1,875,000         1,875,000
                                                               --------------
                                                                   84,832,000
                                                               --------------

TOTAL DEMAND NOTES                                                123,606,000
                                                               --------------

MUNICIPAL DEMAND NOTES (15.7%)
CALIFORNIA (3.3%)
Abag Finance Authority for Nonprofit
   Corp., YMCA of San Francisco, Series
   A, 0.85%, 2/5/09, (LOC: Wells Fargo &
   Co.) (a) (e)                                   8,585,000         8,585,000
County of Riverside, CP, 2.25%,
   2/4/09, (LOC: State Street
   Corp.) (a) (e)                                 6,200,000         6,200,000
County of Sacramento, 2.25%, 2/4/09,
   (LOC: Bayerische Landesbank) (a) (e)          32,430,000        32,430,000
                                                               --------------
                                                                   47,215,000
                                                               --------------


                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MUNICIPAL DEMAND NOTES, CONTINUED
COLORADO (0.1%)
Pueblo Housing Authority, 1.60%,
   2/5/09, (LOC: Wells Fargo &
   Co.) (a) (b) (e)                            $  1,500,000    $    1,500,000
                                                               --------------

FLORIDA (0.9%)
County of Washington, Series B,
   1.41%, 2/5/09, (LOC: SunTrust Banks,
   Inc.) (a) (e)                                  2,800,000         2,800,000
Florida Municipal Power Agency,
   Series D, 1.41%, 2/5/09, (LOC: Bank of
   America) (a) (e)                              10,000,000        10,000,000
                                                               --------------
                                                                   12,800,000
                                                               --------------

GEORGIA (0.8%)
Savannah College of Art & Design,
   Inc., Series 2004 BD, 0.85%, 2/5/09,
   (LOC: Bank of America) (a) (e)                11,038,000        11,038,000
                                                               --------------

ILLINOIS (0.7%)
Finance Authority, Fairview, Series
   D, 1.00%, 2/5/09, (LOC: Bank of
   America) (a) (e)                               4,455,000         4,455,000
Finance Authority, Franciscan
   Communities, Series B, 1.00%, 2/5/09,
   (LOC: Bank of America) (a) (e)                 5,955,000         5,955,000
                                                               --------------
                                                                   10,410,000
                                                               --------------

INDIANA (0.2%)
State Finance Authority, Series B,
   1.00%, 2/5/09, (LOC: Bank
   of America) (a) (e)                            2,150,000         2,150,000
                                                               --------------

IOWA (0.4%)
Dallas County Industrial Development,
   Sioux City Brick and Tile, Series B,
   2.70%, 2/5/09, (LOC: U.S.
   Bancorp) (a) (e)                               5,595,000         5,595,000
                                                               --------------

MARYLAND (0.8%)
Health & Higher Educational
   Facilities Authority, Adventist
   Healthcare, Series B, 1.00%, 2/5/09,
   (LOC: Bank of America) (a) (e)                10,930,000        10,930,000
                                                               --------------

NEW YORK (2.9%)
New York City Housing Development
   Corp., Multi-Family Housing, Chelsea
   Centro, Series A, 1.10%, 2/4/09,
   (LOC: Bayerische Landesbank) (a) (e)          41,585,000        41,585,000
                                                               --------------

OHIO (1.6%)
American Municipal Power-Ohio, Inc.,
   Series A, 1.90%, 2/5/09, (LOC: KeyBank
   NA) (a) (e)                                    9,770,000         9,770,000
Cleveland-Cuyahoga County Port
   Authority, Science Park LLC, Series
   B, 1.90%, 2/5/09, (LOC:
   KeyBank NA) (a) (e)                           12,515,000        12,515,000
                                                               --------------
                                                                   22,285,000
                                                               --------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MUNICIPAL DEMAND NOTES, CONTINUED
PENNSYLVANIA (0.4%)
Blair County Industrial Development
   Authority, AMT, 1.51%, 2/5/09,
   (LOC: PNC Bank NA) (a) (e)                  $  5,000,000    $    5,000,000
                                                               --------------

UTAH (1.8%)
Utah Telecommunication Open
   Infrastructure Agency, 2.00%, 2/5/09,
   (LOC: KeyBank NA) (a) (e)                     25,000,000        25,000,000
                                                               --------------

TEXAS (0.4%)
Gulf Coast Waste Disposal Authority,
   AMT, 0.35%, 2/2/09, (LOC: Exxon Mobil
   Corp.) (a) (e)                                 6,200,000         6,200,000
                                                               --------------

VIRGINIA (0.4%)
Alexandria Industrial Development
   Authority, Series A, 1.41%, 2/5/09,
   (LOC: SunTrust Banks, Inc.) (a) (e)            5,950,000         5,950,000
                                                               --------------

WASHINGTON (1.0%)
State Housing Finance Commission,
   Monticello Park Project, Series B,
   0.85%, 2/5/09, (LOC: FNMA) (a) (e)             3,585,000         3,585,000
State Housing Finance Commission,
   Skyline At First, Series D, 1.00%,
   2/5/09, (LOC: Bank of America) (a) (e)        11,100,000        11,100,000
                                                               --------------
                                                                   14,685,000
                                                               --------------

TOTAL MUNICIPAL DEMAND NOTES                                      222,343,000
                                                               --------------



                                                  SHARES
                                               ------------
MONEY MARKETS (8.8%)
AIM STIT Liquid Assets Portfolio (c)             63,847,889        63,847,889
Goldman Sachs Financial Square Funds
   - Prime Obligations Fund (c)                  61,118,264        61,118,264
                                                               --------------

TOTAL MONEY MARKETS                                               124,966,153
                                                               --------------

                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

REPURCHASE AGREEMENTS (11.5%)
Deutsche Bank, 0.27%, dated 1/30/09,
   due 2/2/09, (Proceeds at maturity,
   $135,003,038, Collateralized by
   various U.S. Government Agency
   Securities, 4.05%-6.00%,
   11/16/12-11/7/36, value
   $137,700,001)                               $135,000,000    $  135,000,000
UBS Investment Bank, 0.23%, dated
   1/30/09, due 2/2/09, (Proceeds at
   maturity, $27,321,833, Collateralized
   by Freddie Mac Discount Note, 0.00%,
   4/14/09, value $27,868,270)                   27,320,000        27,320,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       162,320,000
                                                               --------------

TOTAL INVESTMENTS (COST $1,426,105,945)+ - 100.8%               1,426,105,945

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%                    (11,920,203)
                                                               --------------

NET ASSETS - 100.0%                                            $1,414,185,742
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d) All or part of this security has been designated as collateral for a when issued security.

(e)  Maturity date is next rate reset date.


The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
LOC - Letter of Credit
W/I - When Issued


                      See notes to schedules of investments
                       and notes to financial statements.

                                                   INSTITUTIONAL MONEY MARKET
                                                      SCHEDULE OF INVESTMENTS
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

CORPORATE BONDS (13.5%)
COMMERCIAL BANKS-CENTRAL U.S. (1.6%)
US Bank NA, 2.90%, 2/6/09                      $  5,000,000    $    5,000,020
US Bank NA, 2.95%, 4/27/09                       20,000,000        20,000,000
US Bank NA, 2.96%, 3/4/09                        25,000,000        25,000,000
                                                               --------------
                                                                   50,000,020
                                                               --------------

COMPUTERS (1.3%)
International Business Machines
   Corp., 4.38%, 6/1/09                          21,000,000        21,082,837
IBM International Group Capital LLC,
   1.52%, 4/29/09 (a) (e)                        20,000,000        20,033,075
                                                               --------------
                                                                   41,115,912
                                                               --------------

COSMETICS & TOILETRIES (1.0%)
Procter & Gamble Co., 2.22%,
   3/9/09 (a) (e)                                15,000,000        15,000,000
Procter & Gamble International
   Funding SCA, 2.31%, 2/19/09 (a) (e)           17,000,000        17,000,000
                                                               --------------
                                                                   32,000,000
                                                               --------------

DIVERSIFIED BANKING INSTITUTIONS (2.2%)
Bank of America Corp., 3.38%, 2/17/09            17,300,000        17,304,966
JPMorgan Chase & Co., 1.62%,
   4/22/09 (a) (e)                               35,000,000        34,769,941
JPMorgan Chase & Co., 1.63%,
   4/2/09 (a) (e)                                 6,200,000         6,196,290
JPMorgan Chase & Co., 2.34%,
   3/2/09 (a) (e)                                10,000,000         9,970,701
                                                               --------------
                                                                   68,241,898
                                                               --------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
General Electric Capital Corp.,
   1.19%, 4/27/09 (a) (e)                        15,000,000        14,658,349
General Electric Capital Corp.,
   1.92%, 3/16/09 (a) (e)                        10,000,000         9,965,864
General Electric Capital Corp.,
   2.10%, 3/16/09 (a) (e)                        13,410,000        13,409,642
General Electric Capital Corp.,
   3.13%, 4/1/09                                 10,000,000        10,002,604
General Electric Capital Corp.,
   4.00%, 2/17/09                                 5,000,000         5,002,197
General Electric Capital Corp.,
   4.00%, 6/15/09                                17,000,000        17,068,069
General Electric Capital Corp.,
   5.25%, 10/27/09                               10,000,000        10,209,335
                                                               --------------
                                                                   80,316,060
                                                               --------------

FIDUCIARY BANKS (0.4%)
Bank of New York Mellon Corp. (The),
   3.26%, 2/5/09 (a) (e)                          3,900,000         3,874,264
Mellon Funding Corp., 3.25%, 4/1/09              10,000,000        10,002,840
                                                               --------------
                                                                   13,877,104
                                                               --------------

INTEGRATED OIL & GAS (1.1%)
BP Capital Markets PLC, 2.28%,
   3/11/09 (a) (e)                               35,000,000        35,000,000
                                                               --------------

                                   Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

CORPORATE BONDS, CONTINUED
MEDICAL-DRUGS (0.2%)
Abbott Laboratories, 5.38%, 5/15/09            $  5,000,000    $    5,027,395
                                                               --------------

RETAIL-DISCOUNT (0.6%)
Wal-Mart Stores, Inc., 6.88%, 8/10/09            18,125,000        18,549,222
                                                               --------------

SPECIAL PURPOSE ENTITY (0.6%)
Florida Hurricane Catastrophe Fund
   Finance Corp., Series 2006-B, 0.55%,
   2/17/09 (a) (e)                               20,000,000        20,000,000
                                                               --------------

SUPER-REGIONAL BANKS-U.S. (1.7%)
National City Corp., 1.54%,
   3/20/09 (a) (e)                               15,000,000        14,968,527
Wells Fargo & Co., 0.48%,
   2/17/09 (a) (e)                               10,000,000        10,000,000
Wells Fargo & Co., 2.10%,
   3/16/09 (a) (e)                                7,385,000         7,304,945
Wells Fargo & Co., 3.13%, 4/1/09                 14,000,000        13,998,668
Wells Fargo & Co., 4.20%, 1/15/10                 5,000,000         5,084,636
                                                               --------------
                                                                   51,356,776
                                                               --------------

TOTAL CORPORATE BONDS                                             415,484,387
                                                               --------------

FOREIGN BONDS (0.8%)
COMMERCIAL BANKS NON-U.S. (0.8%)
BNP Paribas, 2.39%, 5/13/09 (a) (e)              25,000,000        25,000,000
                                                               --------------

TOTAL FOREIGN BONDS                                                25,000,000
                                                               --------------

MORTGAGE-BACKED SECURITIES (0.2%)
CMBS OTHER (0.2%)
Freddie Mac, 2.35%, 2/5/09 (a) (e)                7,515,849         7,515,849
                                                               --------------

TOTAL MORTGAGE-BACKED SECURITIES                                    7,515,849
                                                               --------------

U.S. GOVERNMENT AGENCIES (15.6%)
FANNIE MAE (2.8%)
2.86%, 2/25/09 **                                16,150,000        16,119,207
2.95%, 4/13/09 **                                10,000,000         9,941,820
2.95%, 5/1/09 **                                  7,900,000         7,842,385
4.63%, 12/15/09                                   4,526,000         4,636,925
5.13%, 7/13/09                                    2,350,000         2,370,500
6.38%, 6/15/09 (d)                               19,270,000        19,494,334
6.63%, 9/15/09                                   25,935,000        26,565,284
                                                               --------------
                                                                   86,970,455
                                                               --------------

FEDERAL FARM CREDIT BANK (0.5%)
0.36%, 3/21/09 (a) (e)                           15,000,000        14,871,486
                                                               --------------

FEDERAL HOME LOAN BANK (8.9%)
0.15%, 2/2/09 **                                 70,251,000        70,250,707
0.42%, 7/2/09 **                                 25,000,000        24,955,958
0.87%, 1/26/10                                   15,000,000        14,980,821
1.39%, 4/5/09 (a) (e)                            15,000,000        15,003,190
1.85%, 12/15/09                                  18,000,000        18,000,000


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
2.12%, 2/18/09 (a) (e)                         $ 25,000,000    $   24,999,975
2.53%, 7/28/09                                    7,000,000         7,068,175
2.90%, 2/27/09                                   25,000,000        25,000,000
3.50%, 1/6/10                                    10,000,000        10,235,996
3.88%, 1/15/10                                    7,180,000         7,381,390
4.50%, 10/9/09                                   12,705,000        12,981,279
5.00%, 9/18/09                                   13,550,000        13,740,699
5.13%, 6/4/09                                    15,000,000        15,176,386
5.25%, 8/5/09                                     8,500,000         8,587,063
5.38%, 7/17/09                                    5,960,000         6,019,656
                                                               --------------
                                                                  274,381,295
                                                               --------------

FREDDIE MAC (3.4%)
1.09%, 5/4/09, W/I (a) (e)                       25,000,000        25,000,000
1.50%, 11/13/09 **                               13,500,000        13,339,687
2.55%, 4/21/09                                   12,000,000        11,999,728
4.13%, 9/1/09                                     5,000,000         5,060,514
4.13%, 11/30/09                                  10,000,000        10,277,496
4.75%, 3/5/09                                     5,000,000         5,007,880
4.88%, 2/17/09                                   23,930,000        23,950,251
5.00%, 6/11/09                                   10,950,000        11,120,733
                                                               --------------
                                                                  105,756,289
                                                               --------------

TOTAL U.S. GOVERNMENT AGENCIES                                    481,979,525
                                                               --------------

CERTIFICATES OF DEPOSIT (0.5%)
MONEY CENTER BANKS (0.5%)
Bank of New York (The), 5.41%, 5/15/09           15,000,000        15,089,803
                                                               --------------

TOTAL CERTIFICATES OF DEPOSIT                                      15,089,803
                                                               --------------

COMMERCIAL PAPER (27.0%)
BEVERAGES-NON ALCOHOLIC (2.1%)
Coca-Cola Co. (The), 0.57%, 7/6/09 **            25,000,000        24,938,645
Coca-Cola Co. (The), 1.25%, 3/2/09 **            15,000,000        14,984,896
Coca-Cola Co. (The), 1.60%, 2/13/09 **           25,000,000        24,986,667
                                                               --------------
                                                                   64,910,208
                                                               --------------

COMMERCIAL BANKS-CENTRAL U.S. (0.8%)
US Bank NA, 0.85%, 7/22/09                       25,000,000        25,000,000
                                                               --------------

COMMERCIAL BANKS-EASTERN U.S. (2.3%)
State Street Bank and Trust, 0.50%,
   3/16/09                                       30,000,000        30,000,000
State Street Bank and Trust, 0.50%,
   4/14/09                                       25,000,000        25,000,000
Toronto Dominion Holding, 1.96%,
   10/6/09                                       15,000,000        15,007,019
                                                               --------------
                                                                   70,007,019
                                                               --------------

COMMERCIAL BANKS NON-U.S. (1.6%)
Barclays U.S. Funding LLC, 1.99%,
   2/9/09 **                                     25,000,000        24,988,944
Toronto Dominion Holding, 2.79%,
   2/12/09 ** (b)                                25,000,000        24,978,688
                                                               --------------
                                                                   49,967,632
                                                               --------------

                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

COMMERCIAL PAPER, CONTINUED
COMMERCIAL BANKS-SOUTHERN U.S. (0.8%)
Branch Banking & Trust Co., 3.19%,
   2/5/09                                      $ 25,000,000    $   25,001,152
                                                               --------------

COSMETICS & TOILETRIES (2.4%)
Procter & Gamble International
   Funding SCA, 0.30%, 3/17/09 ** (b)            28,500,000        28,489,550
Procter & Gamble International
   Funding SCA, 0.35%, 4/7/09 ** (b)             21,420,000        21,406,464
Procter & Gamble International
   Funding SCA, 1.40%, 3/12/09 **                25,000,000        24,962,083
                                                               --------------
                                                                   74,858,097
                                                               --------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
General Electric Capital Corp.,
   0.28%, 4/8/09 **                              20,000,000        19,989,733
General Electric Capital Corp.,
   0.70%, 7/15/09 **                             20,000,000        19,936,222
Rabobank Nederland, NY Branch,
   3.02%, 3/9/09                                 35,000,000        35,009,491
Rabobank USA Financial Co., 0.62%,
   7/9/09 **                                     25,000,000        24,931,972
                                                               --------------
                                                                   99,867,418
                                                               --------------

FINANCE-AUTO LOANS (0.8%)
Toyota Motor Credit Corp., 0.45%,
   2/20/09                                       25,000,000        24,994,063
                                                               --------------

FINANCE-INVESTMENT BANKER/BROKER (3.7%)
BNP Paribas Finance, Inc., 1.17%,
   4/29/09 **                                    25,000,000        24,929,614
BNP Paribas Finance, Inc., 1.34%,
   3/16/09 **                                    25,000,000        24,960,135
BNP Paribas Finance, Inc., 1.92%,
   2/4/09 **                                     25,000,000        24,995,992
Citigroup Funding, Inc., 0.95%,
   2/23/09 **                                    20,000,000        19,988,389
JPMorgan Chase & Co., 2.92%,
   2/2/09 **                                     20,000,000        19,998,378
                                                               --------------
                                                                  114,872,508
                                                               --------------

INDUSTRIALS (0.3%)
Mississippi Business Finance Corp.,
   0.60%, 2/19/09                                 8,100,000         8,100,000
                                                               --------------

MEDICAL-HOSPITALS (1.0%)
Essential Health, 2.52%, 3/11/09 **              29,045,000        28,967,780
                                                               --------------

OIL COMPANY-INTEGRATED (4.6%)
BP Capital Markets PLC, 0.67%,
   8/19/09 ** (b)                                25,000,000        24,907,410
Chevron Corp., 0.40%, 4/2/09                     15,000,000        14,990,000
Chevron Corp., 0.42%, 4/28/09                    25,000,000        24,974,917
Chevron Corp., 1.15%, 3/3/09 **                  25,000,000        24,976,041
Shell International Finance BV,
   1.92%, 5/4/09 **                              20,000,000        19,901,867
Total Capital SA, 0.34%, 4/3/09 ** (b)           32,000,000        31,981,564
                                                               --------------
                                                                  141,731,799
                                                               --------------


                                    Continued

                                                   INSTITUTIONAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

COMMERCIAL PAPER, CONTINUED
SCHOOLS (0.2%)
University of Michigan, 0.55%, 4/1/09          $  6,760,000    $    6,760,000
                                                               --------------

SPECIAL PURPOSE ENTITY (1.7%)
KittyHawk Funding, 0.20%,
   2/3/09 ** (b)                                 27,092,000        27,091,699
KittyHawk Funding, 0.35%, 2/11/09 (b)            25,000,000        24,997,570
                                                               --------------
                                                                   52,089,269
                                                               --------------

U.S. MUNICIPALS (1.4%)
Walnut Energy Center Authority,
   0.90%, 3/19/09 **                             24,110,000        24,082,274
Walnut Energy Center Authority,
   0.95%, 3/24/09                                19,910,000        19,883,204
                                                               --------------
                                                                   43,965,478
                                                               --------------

TOTAL COMMERCIAL PAPER                                            831,092,423
                                                               --------------

DEMAND NOTES (4.2%)
BUILDING PRODUCTION-CEMENT/AGGREGATE (0.8%)
Sioux City Brick & Tile Co., 0.91%,
   2/5/09, (LOC: U.S. Bancorp) (a) (b) (e)       24,175,000        24,175,000
                                                               --------------

FINANCE-OTHER SERVICES (0.6%)
Mortgage Bankers Association of
   America, 1.51%, 2/6/09, (LOC: PNC
   Bank NA) (a) (e)                              17,000,000        17,000,000
                                                               --------------

FINANCIAL (0.4%)
Cornerstone Funding Corp., Series
   2003-F, 1.90%, 11/1/23, (LOC:
   Comerica Bank) (a)                             3,999,000         3,999,000
Cornerstone Funding Corp., Series
   2003-H, 1.90%, 1/1/34, (LOC: U.S.
   Bancorp) (a)                                   4,041,000         4,041,000
Praise Tabernacle Outreach, 1.41%,
   6/1/24, (LOC: Comerica Bank) (a)               3,260,000         3,260,000
                                                               --------------
                                                                   11,300,000
                                                               --------------

SPECIAL PURPOSE ENTITY (2.4%)
Aquarium Parking Deck LLC, Series
   2005, 1.10%, 2/4/09, (LOC: SunTrust
   Banks, Inc.) (a) (e)                           9,365,000         9,365,000
Capital Markets Access Co. LC, Series
   2005, 1.10%, 2/4/09, (LOC: SunTrust
   Banks, Inc.) (a) (e)                           7,745,000         7,745,000
Capital One Funding Corp., Series
   2001-A, 3.05%, 2/5/09, (LOC: JP
   Morgan, Inc.) (a) (e)                          2,694,000         2,694,000
Erickson Foundation, Inc. (The),
   1.00%, 2/5/09, (LOC: FHLB) (a) (e)            25,000,000        25,000,000
Gulf Gate Apartments, Series 2003,
   1.50%, 2/5/09, (LOC: Wells Fargo &
   Co.) (a) (b) (e)                               7,295,000         7,295,000
Metaltec Steel Abrasive Co., Series
   2004, 2.12%, 2/4/09, (LOC: Comerica
   Bank) (a) (e)                                  3,665,000         3,665,000


                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Park Street Properties I LLC, Series
   2004, 1.55%, 2/5/09, (LOC: US
   Bancorp) (a) (e)                            $ 10,935,000    $   10,935,000
Pershing Drive Associates L.P.,
   2.00%, 2/5/09, (LOC: Royal Bank of
   Canada) (a) (e)                                8,785,000         8,785,000
                                                               --------------
                                                                   75,484,000
                                                               --------------

TOTAL DEMAND NOTES                                                127,959,000
                                                               --------------

MUNICIPAL DEMAND NOTES (15.1%)
ARIZONA (0.3%)
Glendale Industrial Development
   Authority, Thunderbird Garvin, Series
   B, 0.85%, 2/5/09, (LOC: Bank of New
   York Co., Inc.) (a) (e)                        9,750,000         9,750,000
                                                               --------------

CALIFORNIA (2.4%)
County of Sacramento, 2.25%, 2/4/09,
   (LOC: Bayerische Landesbank) (a) (e)          14,210,000        14,210,000
County of Sacramento, 2.25%, 2/4/09,
   (LOC: Bayerische Landesbank) (a) (e)          51,300,000        51,300,000
Kern Water Bank Authority, Series B,
   1.50%, 2/5/09, (LOC: Wells Fargo &
   Co.) (a) (e)                                   4,159,000         4,159,000
Sacramento County Housing Authority,
   Multi-Family, Natomas Park
   Apartments, Series B, 0.85%, 2/5/09,
   (LOC: FNMA) (a) (e)                            1,450,000         1,450,000
Statewide Communities Development
   Authority, Multi-Family Housing,
   Series X-T, 0.85%, 2/5/09,
   (LOC: FNMA) (a) (e)                              800,000           800,000
Statewide Communities Development
   Authority, Multi-Family, Valley Palms
   Apartments, Series C-T, 0.85%,
   2/5/09, (LOC: FNMA) (a) (e)                    2,140,000         2,140,000
                                                               --------------
                                                                   74,059,000
                                                               --------------

FLORIDA (1.6%)
City of Homestead, Speedway Project,
   1.10%, 2/4/09, (LOC: SunTrust
   Banks, Inc.) (a) (e)                           7,865,000         7,865,000
Florida Municipal Power Agency,
   Series D, 1.41%, 2/5/09, (LOC: Bank
   of America) (a) (e)                           32,305,000        32,305,000
University South Florida Research
   Foundation, Inc., Series C, 1.10%,
   2/4/09, (LOC: Bank of America) (a) (e)         7,800,000         7,800,000
                                                               --------------
                                                                   47,970,000
                                                               --------------

GEORGIA (0.0%)
Augusta Housing Authority,
   Multi-Family, Westbury Creek
   Apartments, Series B, 3.00%, 2/4/09,
   (LOC: FNMA) (a) (e)                              500,000           500,000
                                                               --------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS (0.6%)
Finance Authority, Fairview, Series
   E, 1.00%, 2/5/09, (LOC: Bank of
   America) (a) (e)                            $  6,250,000    $    6,250,000
Finance Authority, Franciscan
   Communities, Series B, 1.00%, 2/5/09,
   (LOC: Bank of America) (a) (e)                12,000,000        12,000,000
                                                               --------------
                                                                   18,250,000
                                                               --------------

INDIANA (1.1%)
City of Indianapolis Economic
   Development, Multi-Family Housing,
   Pedcor Investments, Series B, 1.85%,
   2/5/09, (LOC: FHLB) (a) (e)                      961,000           961,000
Health Facility Financing Authority,
   Clark Memorial Hospital, Series B,
   3.05%, 2/5/09, (LOC: JP Morgan,
   Inc.) (a) (e)                                  3,360,000         3,360,000
Health Facility Financing Authority,
   Community Foundation of Northwest
   Indiana, Series B, 1.00%, 2/5/09,
   (LOC: Bank of Montreal) (a) (e)               21,515,000        21,515,000
Terre Haute, Westminister Village,
   Series B, 1.02%, 2/5/09, (LOC:
   Sovereign Bank FSB) (a) (e)                    9,300,000         9,300,000
                                                               --------------
                                                                   35,136,000
                                                               --------------

KENTUCKY (0.2%)
Boone County, Northern Kentucky
   University Metropolitan Education
   and Training Services Center
   Project, 2.65%, 2/5/09, (LOC:
   U.S. Bancorp) (a) (e)                          4,860,000         4,860,000
                                                               --------------

MARYLAND (1.1%)
Health & Higher Educational
   Facilities Authority, Adventist
   Healthcare, Series B, 1.00%, 2/5/09,
   (LOC: Bank of America) (a) (e)                19,060,000        19,060,000
Health & Higher Educational
   Facilities Authority, Charlestown
   Community, Series B, 1.15%, 2/4/09,
   (LOC: Bank of America) (a) (e)                16,000,000        16,000,000
                                                               --------------
                                                                   35,060,000
                                                               --------------

MASSACHUSETTS (0.9%)
Simmons College, 1.75%, 2/5/09, (LOC:
   JP Morgan, Inc.) (a) (e)                      17,890,000        17,890,000
Massachusetts Development Finance
   Agency, Series B, 2.00%, 2/5/09,
   (LOC: Sovereign Bank FSB) (a) (e)              8,940,000         8,940,000
                                                               --------------
                                                                   26,830,000
                                                               --------------

MICHIGAN (0.1%)
Canton Charter Township, GO, 2.75%,
   2/4/09, (LOC: Comerica Bank) (a) (e)           1,500,000         1,500,000


                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Charter Township of Ypsilanti Capital
   Improvements, Series B, GO, 2.75%,
   2/4/09, (LOC: Comerica Bank) (a) (e)        $  2,280,000    $    2,280,000
                                                               --------------
                                                                    3,780,000
                                                               --------------

MINNESOTA (0.3%)
City of Plymouth, Carlson Center
   Project, 2.55%, 2/5/09, (LOC: U.S.
   Bancorp) (a) (e)                                 800,000           800,000
State of Minnesota, Series A, 2.00%,
   2/5/09, (LOC: U.S. Bancorp) (a) (e)           10,000,000        10,000,000
                                                               --------------
                                                                   10,800,000
                                                               --------------

NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH
   Corp. Project, 1.50%, 2/5/09,
   (LOC: Wells Fargo & Co.) (a) (e)               4,345,000         4,345,000
City of Albuquerque Industrial, KTECH
   Corp. Project, 1.50%, 2/5/09,
   (LOC: Wells Fargo & Co.) (a) (e)               1,525,000         1,525,000
                                                               --------------
                                                                    5,870,000
                                                               --------------

NEW YORK (0.3%)
New York City Housing Development
   Corp., Multi-Family Housing, Chelsea
   Centro, Series A, 1.10%, 2/4/09,
   (LOC: Bayerische Landesbank) (a) (e)           8,405,000         8,405,000
                                                               --------------

OHIO (2.2%)
Air Quality Development Authority,
   Steel Corp., Series B, 2.25%, 2/4/09,
   (LOC: Royal Bank of Scotland) (a) (e)         20,200,000        20,200,000
American Municipal Power-Ohio, Inc.,
   Series A, 1.90%, 2/5/09, (LOC:
   KeyBank NA) (a) (e)                           24,420,000        24,420,000
County of Cuyahoga Health Care
   Facilities, Franciscan Communities,
   Series F, 1.00%, 2/5/09, (LOC: Bank
   of America) (a) (e)                            1,915,000         1,915,000
Cleveland-Cuyahoga County Port
   Authority, Science Park LLC, Series
   B, 1.90%, 2/5/09, (LOC:
   KeyBank NA) (a) (e)                           22,665,000        22,665,000
                                                               --------------
                                                                   69,200,000
                                                               --------------

PENNSYLVANIA (0.4%)
Berks County Municipal Authority,
   Phoebe-Devitt Homes, Series C,
   1.00%, 2/5/09, (LOC: Sovereign
   Bank FSB) (a) (e)                              2,770,000         2,770,000
Blair County Industrial Development
   Authority, AMT, 1.51%, 2/5/09,
   (LOC: PNC Bank NA) (a) (e)                     9,000,000         9,000,000
                                                               --------------
                                                                   11,770,000
                                                               --------------


                                    Continued

                                                   INSTITUTIONAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MUNICIPAL DEMAND NOTES, CONTINUED
TEXAS (1.2%)
Gulf Coast Waste Disposal Authority,
   AMT, 0.35%, 2/2/09, (LOC: Exxon
   Mobil Corp.) (a) (e)                        $ 15,000,000    $   15,000,000
Lower Neches Valley Authority
   Industrial Development Corp., AMT,
   0.15%, 2/2/09, (LOC: Standalone) (a) (e)      13,300,000        13,300,000
Lower Neches Valley Authority
   Industrial Development Corp.,
   ExxonMobil Project, Series B-4,
   AMT, 0.35%, 2/2/09, (LOC:
   Standalone) (a) (e)                            8,300,000         8,300,000
                                                               --------------
                                                                   36,600,000
                                                               --------------

UTAH (1.3%)
Tooele City Industrial Development,
   Series A, 2.55%, 2/5/09, (LOC: U.S.
   Bancorp) (a) (e)                                 700,000           700,000
Utah Telecommunication Open
   Infrastructure Agency, 2.00%, 2/5/09,
   (LOC: KeyBank NA) (a) (e)                     40,000,000        40,000,000
                                                               --------------
                                                                   40,700,000
                                                               --------------

VIRGINIA (0.6%)
Alexandria Industrial Development
   Authority, American Academy of
   Otolaryngology, Series A, 1.41%,
   2/5/09, (LOC: Bank of America) (a) (e)         8,690,000         8,690,000
Alexandria Industrial Development
   Authority, Series A, 1.41%, 2/5/09,
   (LOC: SunTrust Banks, Inc.) (a) (e)           10,000,000        10,000,000
                                                               --------------
                                                                   18,690,000
                                                               --------------

WASHINGTON (0.1%)
State Housing Finance Commission,
   Multi-Family, Granite Falls
   Retirement Plaza, Series B, 0.75%,
   2/5/09, (LOC: Wells Fargo
   & Co.) (a) (e)                                   940,000           940,000
State Housing Finance Commission,
   Multi-Family, Sir Summer Ridge
   Associates, Series B, 2.10%, 2/2/09,
   (LOC: U.S. Bancorp) (a) (e)                      510,000           510,000
State Housing Finance Commission,
   Multi-Family, Vintage At Everett,
   Series B, 0.85%, 2/5/09, (LOC:
   FNMA) (a) (e)                                  1,490,000         1,490,000
                                                               --------------
                                                                    2,940,000
                                                               --------------

WEST VIRGINIA (0.2%)
Brooke County County Commission,
   Series B, 1.76%, 2/5/09, (LOC: PNC
   Bank NA) (a) (e)                               5,000,000         5,000,000
                                                               --------------

TOTAL MUNICIPAL DEMAND NOTES                                      466,170,000
                                                               --------------

                                    Continued


                                                  SHARES             VALUE

MONEY MARKETS (7.9%)
AIM STIT Liquid Assets Portfolio (c)            122,662,799    $  122,662,799
Goldman Sachs Financial Square Funds
   - Prime Obligations Fund (c)                 121,265,043       121,265,043
                                                               --------------

TOTAL MONEY MARKETS                                               243,927,842
                                                               --------------


                                                PRINCIPAL
                                                  AMOUNT
                                               ------------

REPURCHASE AGREEMENTS (15.8%)
Deutsche Bank, 0.27%, dated 1/30/09,
   due 2/2/09, (Proceeds at maturity,
   $335,007,538, Collateralized by
   various U.S. Government Agency
   Securities, 3.00%-7.38%,
   5/15/09-1/15/37, value
   $341,700,040)                               $335,000,000       335,000,000
UBS Investment Bank, 0.23%, dated
   1/30/09, due 2/2/09, (Proceeds at
   maturity, $150,454,520, Collateralized
   by various U.S. Government Agency
   Securities, 0.00%-5.25%,
   5/5/09-11/29/19, value
   $153,463,612)                                150,451,000       150,451,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       485,451,000
                                                               --------------

TOTAL INVESTMENTS (COST $3,099,669,829)+ - 100.6%               3,099,669,829

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                    (18,422,011)
                                                               --------------

NET ASSETS - 100.0%                                            $3,081,247,818
                                                               ==============


NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31,2009.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d) All or part of this security has been designated as collateral for when issued securities.

(e)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:

AMT - Alternative Minimum Tax
CMBS - Commercial Mortgage-Backed Security
FNMA - Federal National Mortgage Association
GO- General Obligation
LOC - Letter of Credit
W/I - When Issued

                      See notes to schedules of investments
                       and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

MORTGAGE-BACKED SECURITIES (2.3%)
CMBS OTHER (2.3%)
Freddie Mac, 2.35%, 2/5/09 (a) (d)             $ 1,677,866     $    1,677,866
Freddie Mac, 2.35%, 2/5/09 (a) (d)              42,276,651         42,276,651
Freddie Mac, 2.35%, 2/5/09 (a) (d)              14,492,183         14,492,182
                                                               --------------
                                                                   58,446,699
                                                               --------------

TOTAL MORTGAGE-BACKED SECURITIES                                   58,446,699
                                                               --------------

U.S. GOVERNMENT AGENCIES (62.4%)
FANNIE MAE (10.2%)
0.12%, 2/17/09 **                                7,000,000          6,999,627
0.12%, 3/11/09 **                               15,000,000         14,998,100
0.15%, 2/23/09 **                               10,800,000         10,799,010
0.16%, 3/4/09 **                                 9,365,000          9,363,734
0.18%, 2/3/09 **                                 8,500,000          8,499,916
0.19%, 2/11/09 **                               10,105,000         10,104,464
0.30%, 3/5/09 **                                 9,200,000          9,197,547
0.53%, 7/22/09 **                               15,000,000         14,962,238
0.87%, 4/1/09 **                                30,606,000         30,562,916
2.25%, 4/29/09 **                               23,240,000         23,113,633
2.31%, 2/27/09 **                                3,220,000          3,214,628
2.36%, 3/31/09 **                                5,746,000          5,724,152
2.65%, 4/6/09 **                                 7,900,000          7,862,782
2.90%, 4/8/09 **                                10,000,000          9,946,833
2.95%, 5/1/09 **                                10,000,000          9,927,069
3.30%, 3/25/09 **                               12,500,000         12,440,417
3.85%, 4/14/09                                   5,000,000          5,006,018
4.20%, 6/8/09                                    8,083,000          8,186,243
4.25%, 5/15/09                                  19,815,000         19,925,365
4.88%, 4/15/09                                  12,358,000         12,410,888
5.13%, 7/13/09                                   4,070,000          4,113,938
6.38%, 6/15/09                                   9,885,000         10,092,373
6.63%, 9/15/09                                   9,710,000          9,943,036
                                                               --------------
                                                                  257,394,927
                                                               --------------

FEDERAL FARM CREDIT BANK (2.7%)
0.24%, 2/24/09 (a) (d)                          12,000,000         11,999,606
0.26%, 2/20/09 (a) (d)                          15,000,000         15,000,000
0.32%, 2/2/09 (a) (d)                            4,200,000          4,199,804
0.36%, 3/21/09 (a) (d)                          25,000,000         24,788,058
2.70%, 9/23/09                                   6,000,000          6,076,059
4.13%, 4/15/09                                   1,253,000          1,257,153
4.80%, 3/12/09                                   5,000,000          5,012,789
                                                               --------------
                                                                   68,333,469
                                                               --------------

FEDERAL HOME LOAN BANK (29.4%)
0.10%, 2/6/09 **                                23,000,000         22,999,681
0.15%, 2/17/09 **                               30,000,000         29,998,000
0.20%, 2/12/09 **                               20,000,000         19,998,778
0.25%, 4/6/09 **                                15,000,000         14,993,467
0.27%, 2/13/09 (a) (d)                          14,000,000         13,999,853
0.29%, 2/13/09 (a) (d)                          14,000,000         13,997,372
0.29%, 2/21/09 (a) (d)                          10,500,000         10,495,641
0.31%, 3/20/09 **                               11,000,000         10,995,548


                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
0.31%, 3/30/09 **                              $15,950,000     $   15,942,171
0.32%, 2/27/09 (a) (d)                          25,000,000         25,000,000
0.32%, 4/9/09 **                                15,000,000         14,991,067
0.32%, 6/1/09 **                                15,000,000         14,984,000
0.34%, 2/13/09 (a) (d)                          15,000,000         15,000,000
0.34%, 2/27/09 (a) (d)                          10,000,000          9,994,789
0.42%, 7/2/09 **                                15,000,000         14,973,575
0.45%, 5/14/09 **                                8,184,000          8,173,565
0.48%, 6/4/09 **                                 5,000,000          4,991,800
0.87%, 1/26/10                                  10,000,000          9,987,214
0.99%, 4/30/09 (a) (d)                          15,000,000         14,999,663
1.19%, 4/13/09 (a) (d)                          25,000,000         25,000,000
1.29%, 4/30/09 (a) (d)                          10,390,000         10,418,500
1.30%, 3/26/09 (a) (d)                          14,000,000         13,997,783
1.39%, 4/5/09 (a) (d)                           25,000,000         25,005,317
1.47%, 3/27/09 (a) (d)                          40,000,000         40,000,000
1.85%, 12/15/09                                 11,500,000         11,500,000
1.98%, 2/27/09 (a) (d)                          25,000,000         25,003,980
2.04%, 2/20/09 (a) (d)                          25,000,000         24,932,983
2.12%, 2/18/09 (a) (d)                           8,750,000          8,750,048
2.17%, 2/11/09 (a) (d)                          24,000,000         23,999,653
2.19%, 3/10/09 (a) (d)                          15,000,000         15,000,000
2.20%, 4/1/09                                    5,000,000          4,993,923
2.30%, 4/3/09                                   12,500,000         12,496,481
2.38%, 3/10/09                                   7,050,000          7,050,895
2.50%, 3/17/09                                  15,000,000         15,001,568
2.52%, 4/21/09                                  10,000,000         10,000,000
2.56%, 2/13/09                                  14,460,000         14,456,918
2.56%, 8/4/09                                   10,000,000         10,087,834
2.57%, 5/5/09                                    7,000,000          7,000,107
2.70%, 2/20/09                                   6,350,000          6,350,000
2.72%, 2/2/09 **                                 4,166,000          4,165,685
2.72%, 9/18/09                                   5,000,000          4,987,721
2.76%, 2/11/09 **                               10,025,000         10,017,314
2.80%, 2/9/09 **                                10,000,000          9,993,778
2.90%, 2/27/09                                  10,000,000         10,000,000
2.95%, 4/13/09 **                               14,241,000         14,166,231
3.00%, 4/15/09                                   6,020,000          6,025,707
3.50%, 1/6/10                                    5,000,000          5,117,998
3.75%, 1/8/10                                   13,385,000         13,756,910
4.25%, 5/15/09                                   1,500,000          1,506,344
4.50%, 10/9/09                                  10,000,000         10,256,990
4.75%, 4/24/09                                   4,055,000          4,069,744
5.00%, 2/4/09                                    3,165,000          3,165,557
5.00%, 12/11/09                                  4,750,000          4,914,933
5.13%, 6/4/09                                    5,000,000          5,058,795
5.25%, 3/13/09                                  10,840,000         10,874,964
5.25%, 6/12/09                                   6,000,000          6,101,834
5.25%, 8/5/09                                    5,000,000          5,092,538
5.38%, 5/15/09                                   3,115,000          3,138,908
5.38%, 7/17/09                                   3,610,000          3,688,006
5.75%, 2/13/09                                   5,000,000          5,005,029
                                                               --------------
                                                                  738,667,160
                                                               --------------


                                    Continued

                                        INSTITUTIONAL GOVERNMENT MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                 JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (16.5%)
0.12%, 2/2/09 **                               $14,980,000     $   14,979,950
0.20%, 3/3/09 **                                 7,000,000          6,998,828
0.21%, 4/23/09 **                               19,900,000         19,890,597
0.28%, 4/2/09 **                                10,000,000          9,995,333
0.29%, 2/19/09 (a) (d)                          12,000,000         11,981,871
0.33%, 2/18/09 (a) (d)                          12,000,000         11,993,247
0.34%, 2/9/09 (a) (d)                           20,000,000         19,999,852
0.37%, 4/28/09 **                               28,000,000         27,975,251
0.40%, 4/21/09 **                                6,000,000          5,994,733
0.55%, 9/1/09 **                                22,000,000         21,928,744
0.64%, 2/2/09 (a) (d)                           25,000,000         25,000,000
1.09%, 5/4/09, W/I (a) (d)                      25,000,000         25,000,000
1.15%, 5/11/09 **                               15,000,000         14,952,563
1.20%, 5/29/09 **                               23,700,000         23,607,570
1.25%, 3/24/09 **                               11,200,000         11,180,167
1.50%, 11/13/09 **                               5,000,000          4,940,625
1.80%, 2/5/09 (a) (d)                            7,700,000          7,700,000
1.95%, 3/2/09 **                                15,000,000         14,976,438
2.20%, 3/9/09 **                                14,000,000         13,969,200
2.55%, 4/21/09                                   5,000,000          4,999,886
3.00%, 4/17/09 **                               10,000,000          9,937,500
3.38%, 4/15/09                                  12,000,000         12,025,973
4.00%, 12/15/09                                 11,135,000         11,447,583
4.13%, 11/30/09                                 10,000,000         10,275,810
4.38%, 7/30/09                                  35,000,000         35,681,240
4.88%, 2/17/09                                   5,000,000          5,004,324
5.00%, 6/11/09                                  10,000,000         10,081,977
5.25%, 5/21/09                                  17,750,000         17,878,527
6.63%, 9/15/09 (c)                               5,000,000          5,136,489
                                                               --------------
                                                                  415,534,278
                                                               --------------

OVERSEAS PRIVATE INVESTMENT CORP. (3.6%)
0.50%, 2/4/09 (a) (d)                           18,824,000         18,824,000
0.50%, 2/4/09 (a) (d)                           28,900,000         28,900,000
0.50%, 2/4/09 (a) (d)                           42,148,000         42,148,000
                                                               --------------
                                                                   89,872,000
                                                               --------------

TOTAL U.S. GOVERNMENT AGENCIES                                  1,569,801,834
                                                               --------------


                                                  SHARES
                                               ------------
MONEY MARKETS (8.7%)
AIM STIT Government & Agency
   Portfolio (b)                                109,391,956       109,391,956
Goldman Sachs Financial Square
   Funds - Government Fund (b)                  110,168,333       110,168,333
                                                               --------------

TOTAL MONEY MARKETS                                               219,560,289
                                                               --------------


                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

REPURCHASE AGREEMENTS (27.5%)
Bank of America Securities, LLC, 0.26%,
   dated 1/30/09, due 2/2/09, (Proceeds
   at maturity, $325,007,042,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-6.63%, 2/5/09-12/21/21, value
   $331,501,678)                               $325,000,000    $  325,000,000
Deutsche Bank, 0.27%, dated 1/30/09,
   due 2/2/09, (Proceeds at maturity,
   $280,006,300, Collateralized by
   various U.S. Government Agency
   Securities, 3.88%-5.63%,
   6/11/10-3/5/19, value
   $285,600,097)                                280,000,000       280,000,000
UBS Investment Bank, 0.23%, dated
   1/30/09, due 2/2/09, (Proceeds at
   maturity, $85,731,797, Collateralized
   by Freddie Mac Discount Notes,
   0.00%, 4/14/09-10/13/09, value
   $87,446,433)                                 85,729,000         85,729,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       690,729,000
                                                               --------------

TOTAL INVESTMENTS (COST $2,538,537,822)+ - 100.9%               2,538,537,822

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                    (21,556,091)
                                                               --------------

NET ASSETS - 100.0%                                            $2,516,981,731
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January, 31 2009.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued securities.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security
W/I - When Issued

                      See notes to schedules of investments
                       and notes to financial statements.

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2009 (UNAUDITED)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

U.S. TREASURY BILLS (21.7%)
0.04%, 4/9/09 **                               $50,000,000     $   49,996,278
0.06%, 3/5/09 **                                50,000,000         49,997,567
0.27%, 6/25/09 **                               25,000,000         24,972,950
0.35%, 10/22/09 **                              25,000,000         24,936,076
0.41%, 11/19/09 **                              25,000,000         24,917,651
0.45%, 9/15/09 **                               25,000,000         24,930,160
0.70%, 7/30/09 **                               50,000,000         49,830,385
0.92%, 6/4/09 **                                25,000,000         24,921,416
0.95%, 5/14/09 **                               25,000,000         24,932,673
1.01%, 4/16/09 **                               25,000,000         24,948,046
1.30%, 6/24/09 **                               40,000,000         39,801,816
1.44%, 3/19/09 **                               25,000,000         24,954,016
1.48%, 3/26/09 **                               25,000,000         24,945,528
1.50%, 2/26/09 **                               25,000,000         24,973,967
1.75%, 7/2/09 **                                40,000,000         39,740,993
1.92%, 2/5/09 **                                15,000,000         14,996,792
1.92%, 2/19/09 **                               25,000,000         24,975,944
                                                               --------------

TOTAL U.S. TREASURY BILLS                                         518,772,258
                                                               --------------

U.S. TREASURY NOTES (18.4%)
3.13%, 4/15/09                                  45,000,000         45,131,596
3.13%, 11/30/09                                 30,000,000         30,661,540
3.63%, 7/15/09                                  50,000,000         50,387,955
3.88%, 5/15/09                                  40,000,000         40,223,768
4.00%, 6/15/09                                  25,000,000         25,318,731
4.00%, 8/31/09                                  50,000,000         50,690,634
4.50%, 3/31/09                                  40,000,000         40,185,157
4.50%, 4/30/09                                  50,000,000         50,357,384
4.63%, 7/31/09                                  30,000,000         30,603,260
4.88%, 5/15/09                                  25,000,000         25,229,911
4.88%, 6/30/09                                  50,000,000         50,599,149
                                                               --------------

TOTAL U.S. TREASURY NOTES                                         439,389,085
                                                               --------------


                                                 SHARES
                                               ------------

MONEY MARKETS (6.5%)
AIM STIT Treasury Portfolio (a)                 73,054,895         73,054,895
Goldman Sachs Financial Square
   Funds - Treasury Obligations
   Fund (a)                                     82,829,622         82,829,622
                                                               --------------

TOTAL MONEY MARKETS                                               155,884,517
                                                               --------------


                                                PRINCIPAL
                                                  AMOUNT
                                               ------------

REPURCHASE AGREEMENTS (53.2%)
Bank of America Securities, LLC, 0.25%,
   dated 1/30/09, due 2/2/09, (Proceeds
   at maturity, $135,002,812,
   Collateralized by U.S. Treasury
   Note, 1.13%, 1/15/12, value
   $137,700,040)                               $135,000,000       135,000,000

                                    Continued

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------    --------------

REPURCHASE AGREEMENTS, CONTINUED
Barclays PLC, 0.26%, dated 1/30/09,
   due 2/2/09, (Proceeds at maturity,
   $540,011,700, Collateralized by U.S.
   Treasury Bond, 6.00%, 2/15/26,
   value $550,800,075)                         $540,000,000    $  540,000,000
BMO Nesbitt Burns, 0.25%, dated
   1/30/09, due 2/2/09, (Proceeds at
   maturity, $100,002,063,
   Collateralized by U.S. Treasury Bills,
   0.00%, 5/28/09-10/22/09, value
   $102,000,096)                                100,000,000       100,000,000
Deutsche Bank, 0.25%, dated 1/30/09,
   due 2/2/09, (Proceeds at maturity,
   $440,009,167, Collateralized by U.S.
   Treasury Inflation Indexed Bond,
   3.63%, 4/15/28, value
   $448,800,065)                                440,000,000       440,000,000
UBS Investment Bank, 0.21%, dated
   1/30/09, due 2/2/09, (Proceeds at
   maturity, $53,203,346, Collateralized
   by U.S. Treasury Inflation Indexed
   Bond, 0.00%, 4/15/10, value
   $54,267,415)                                 53,199,000         53,199,000

TOTAL REPURCHASE AGREEMENTS                                     1,268,199,000
                                                               --------------

TOTAL INVESTMENTS (COST $2,382,244,860)+ - 99.8%                2,382,244,860

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                        3,730,362
                                                               --------------

NET ASSETS - 100.0%                                            $2,385,975,222
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a)  Investment is in Institutional Shares of underlying fund/portfolio.


                      See notes to schedules of investments
                       and notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2009 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL
                                                 PRIME            INSTITUTIONAL        GOVERNMENT          U.S. TREASURY
ASSETS:                                       MONEY MARKET         MONEY MARKET        MONEY MARKET        MONEY MARKET
                                            ---------------      ---------------     ---------------     ---------------
Investments, at amortized cost and value     $1,263,785,945       $2,614,218,829      $1,847,808,822      $1,114,045,860
Repurchase agreement, at cost and value         162,320,000          485,451,000         690,729,000       1,268,199,000
                                             --------------       --------------      --------------      --------------
   Total Investments                          1,426,105,945        3,099,669,829       2,538,537,822       2,382,244,860


Cash                                                    777                  261                  --                 490
Interest receivable                               4,168,666            8,552,852           4,841,575           4,420,301
Receivable for Fund shares sold                     423,195              433,267             163,373              63,321
Prepaid expenses and other assets                   210,320              376,172             230,631             321,529
                                             --------------       --------------      --------------      --------------
   Total Assets                               1,430,908,903        3,109,032,381       2,543,773,401       2,387,050,501
                                             --------------       --------------      --------------      --------------

LIABILITIES:
Cash overdraft                                           --                   --             137,742                  --
Distributions payable                               712,534            1,658,985             898,668             393,866
Payable for investments purchased                15,118,859           25,239,093          25,128,821              53,155
Payable for Fund shares redeemed                     35,332               53,019                  --               2,629
Accrued expenses and other payables:
   Payable to Advisor and affiliates                585,060              393,762             358,828             325,175
   Distribution and administrative servicing fee    138,201               95,619             112,644              94,316
   Other                                            133,175              344,085             154,967             206,138
                                             --------------       --------------      --------------      --------------
   Total Liabilities                             16,723,161           27,784,563          26,791,670           1,075,279
                                             --------------       --------------      --------------      --------------

NET ASSETS:
Paid-in Capital                              $1,414,331,024       $3,081,373,179      $2,517,004,904      $2,386,011,794
Accumulated net investment income(loss)              47,677              (42,933)            (29,354)             (9,966)
Accumulated net realized gain (loss) from
   investment transactions                         (192,959)             (82,428)              6,181             (26,606)
                                             --------------       --------------      --------------      --------------
   Net Assets                                $1,414,185,742       $3,081,247,818      $2,516,981,731      $2,385,975,222
                                             ==============       ==============      ==============      ==============

NET ASSETS:
   Institutional Shares                      $  798,518,192       $2,466,837,597      $1,770,863,027      $1,709,845,795
   Class A Shares                               611,338,436                   NA                  NA                  NA
   Class B Shares                                 3,341,186                   NA                  NA                  NA
   Class C Shares                                   987,928                   NA                  NA                  NA
   Select Shares                                         NA          163,466,865          67,088,210          57,872,936
   Preferred Shares                                      NA          131,314,949         427,156,872         488,171,312
   Trust Shares                                          NA          319,628,407         251,873,622         130,085,179
                                             --------------       --------------      --------------      --------------
   Total                                     $1,414,185,742       $3,081,247,818      $2,516,981,731      $2,385,975,222
                                             ==============       ==============      ==============      ==============

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value):
Institutional Shares                            798,695,962        2,466,951,747       1,770,900,497       1,709,751,106
   Class A Shares                               611,476,122                   NA                  NA                  NA
   Class B Shares                                 3,342,884                   NA                  NA                  NA
   Class C Shares                                   988,001                   NA                  NA                  NA
   Select Shares                                         NA          163,473,183          67,089,480          57,868,300
   Preferred Shares                                      NA          131,315,196         427,159,938         488,124,061
   Trust Shares                                          NA          319,635,089         251,876,601         130,076,362
   Total                                      1,414,502,969        3,081,375,215       2,517,026,516       2,385,819,829
                                             ==============       ==============      ==============      ==============

NET ASSET VALUE
Offering and redemption price per share -
   Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares, Select Shares,

   Preferred Shares and Trust Shares (a)     $         1.00       $         1.00      $         1.00      $         1.00
                                             ==============       ==============      ==============      ==============

-------------------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.


                       See notes to financial statements.

                                                                                                       FIFTH THIRD FUNDS
                                                                                                STATEMENTS OF OPERATIONS
                                                                   FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------

                                                                                       INSTITUTIONAL
                                                   PRIME            INSTITUTIONAL        GOVERNMENT         U.S. TREASURY
INVESTMENT INCOME:                             MONEY MARKET         MONEY MARKET        MONEY MARKET        MONEY MARKET
                                              --------------       --------------       -------------      --------------
Interest income                                 $19,657,919          $33,700,958         $17,044,951         $11,673,807
Dividend income                                     929,805            1,705,927             765,085             152,245
                                                -----------          -----------         -----------         -----------
   Total Income                                  20,587,724           35,406,885          17,810,036          11,826,052
                                                -----------          -----------         -----------         -----------

EXPENSES:
Investment advisory fees                          3,202,118            5,525,566           3,888,940           4,701,441
Administration fees                               1,385,324            2,390,633           1,682,732           2,034,075
Distribution servicing fees - Class A               856,059                   NA                  NA                  NA
Distribution servicing fees - Class B                16,048                   NA                  NA                  NA
Distribution servicing fees - Class C                 4,087                   NA                  NA                  NA
Administrative servicing fees - Class C               1,362                   NA                  NA                  NA
Administrative servicing fees - Select Shares            NA               53,659              26,306              15,938
Administrative servicing fees - Preferred Shares         NA               91,022             257,123             394,676
Administrative servicing fees - Trust Shares             NA              385,847             298,719             175,514
Accounting Fees                                     134,965              191,464             148,682             168,391
Registration and filing fees                         20,224               16,084              10,846              13,240
Transfer and dividend disbursing agent fees          43,835               97,761              49,797              70,482
Custody fees                                         30,133               33,410              29,836              27,345
Trustees' fees and expenses                          29,057               53,737              27,630              38,722
Treasury Guarantee Program Expense                  242,183              404,096             239,373             357,676
Other expenses                                       81,932              225,051             157,550             261,349
                                                -----------          -----------         -----------         -----------
   Total expenses                                 6,047,327            9,468,330           6,817,534           8,258,849
                                                -----------          -----------         -----------         -----------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                             (629,381)          (5,632,577)         (3,956,438)         (4,853,456)
                                                -----------          -----------         -----------         -----------
   Net Expenses                                   5,417,946            3,835,753           2,861,096           3,405,393
                                                -----------          -----------         -----------         -----------

NET INVESTMENT INCOME                            15,169,778           31,571,132          14,948,940           8,420,659
                                                -----------          -----------         -----------         -----------

Net realized gains (losses) on investments           14,024               35,809              (6,863)             32,210
                                                -----------          -----------         -----------         -----------
Change in net assets resulting from operations  $15,183,802          $31,606,941         $14,942,077         $ 8,452,869
                                                ===========          ===========         ===========         ===========


                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            PRIME                           INSTITUTIONAL
                                                                         MONEY MARKET                        MONEY MARKET
                                                               -------------------------------    -------------------------------
                                                                 SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                                                    ENDED           ENDED             ENDED            ENDED
                                                                 JANUARY 31,       JULY 31,         JANUARY 31,       JULY 31,
                                                                   2009(a)           2008             2009(a)           2008
                                                               --------------   --------------    --------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                        $   15,169,778   $   48,001,869    $   31,571,132   $  101,931,586
  Net realized gains (losses) from investment transactions             14,024         (114,669)           35,809         (117,541)
                                                               --------------   --------------    --------------   --------------
Change in net assets resulting from operations                     15,183,802       47,887,200        31,606,941      101,814,045
                                                               --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                             (9,157,095)     (26,717,961)      (25,661,936)     (83,234,532)
  Class A Shares                                                   (6,031,110)     (21,685,963)               NA               NA
  Class B Shares                                                      (15,466)         (45,877)               NA               NA
  Class C Shares                                                       (5,518)         (27,756)               NA               NA
  Advisor Shares                                                           NA           (3,368)               NA               NA
  Select Shares                                                            NA               NA        (1,495,958)      (3,522,646)
  Preferred Shares                                                         NA               NA        (1,309,643)      (5,293,072)
  Trust Shares                                                             NA               NA        (3,199,598)      (9,880,880)
                                                               --------------   --------------    --------------   --------------
  Change in net assets from Fund shareholder distributions        (15,209,189)     (48,480,925)      (31,667,135)    (101,931,130)
                                                               --------------   --------------    --------------   --------------

Change in net assets from fund share transactions                (203,525,325)     384,210,602       157,483,780      858,112,405
                                                               --------------   --------------    --------------   --------------
Change in net assets                                             (203,550,712)     383,616,877       157,423,586      857,995,320

Net Assets:
Beginning of period                                             1,617,736,454    1,234,119,577     2,923,824,232    2,065,828,912
                                                               --------------   --------------    --------------   --------------
End of period                                                  $1,414,185,742   $1,617,736,454    $3,081,247,818   $2,923,824,232
                                                               ==============   ==============    ==============   ==============

Accumulated net investment income/(loss)                       $       47,677   $       90,403    $      (42,933)        $ 53,070
                                                               ==============   ==============    ==============   ==============

                                                                   INSTITUTIONAL GOVERNMENT                 U.S. TREASURY
                                                                         MONEY MARKET                       MONEY MARKET
                                                               -------------------------------    -------------------------------
                                                                 SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                                                   ENDED            ENDED             ENDED            ENDED
                                                                 JANUARY 31,       JULY 31,         JANUARY 31,       JULY 31,
                                                                   2009(a)           2008             2009(a)           2008
                                                               --------------   --------------    --------------   --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                        $   14,948,940   $   43,035,238    $    8,420,659   $   40,704,206
  Net realized gains (losses) from investment transactions             (6,863)          13,340            32,210            1,029
                                                               --------------   --------------    --------------   --------------
Change in net assets resulting from operations                     14,942,077       43,048,578         8,452,869       40,705,235
                                                               --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                            (10,253,319)     (28,163,923)       (6,170,320)     (21,579,960)
  Class A Shares                                                           NA               NA                NA               NA
  Class B Shares                                                           NA               NA                NA               NA
  Class C Shares                                                           NA               NA                NA               NA
  Advisor Shares                                                           NA               NA                NA               NA
  Select Shares                                                      (513,422)        (931,736)         (109,266)      (1,810,814)
  Preferred Shares                                                 (2,538,921)      (8,964,667)       (1,758,097)     (14,936,228)
  Trust Shares                                                     (1,685,008)      (4,974,914)         (403,384)      (3,042,493)
                                                               --------------   --------------    --------------   --------------
  Change in net assets from Fund shareholder distributions        (14,990,670)     (43,035,240)       (8,441,067)     (41,369,495)
                                                               --------------   --------------    --------------   --------------

Change in net assets from fund share transactions               1,226,460,326      435,693,670       523,408,197      831,633,466
                                                               --------------   --------------    --------------   --------------
Change in net assets                                            1,226,411,733      435,707,008       523,419,999      830,969,206

Net Assets:
Beginning of period                                             1,290,569,998      854,862,990     1,862,555,223    1,031,586,017
                                                               --------------   --------------    --------------   --------------
End of period                                                  $2,516,981,731   $1,290,569,998    $2,385,975,222   $1,862,555,223
                                                               ==============   ==============    ==============   ==============

Accumulated net investment income/(loss)                       $      (29,354)  $       12,376    $       (9,966)  $       10,442
                                                               ==============   ==============    ==============   ==============

--------------------------------------------------------------------------------
(a)  Unaudited

                       See notes to financial statements.

                                  20-21 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                 PRIME                                     INSTITUTIONAL
                                                              MONEY MARKET                                  MONEY MARKET
                                                    ------------------------------               ------------------------------
                                                      SIX MONTHS           YEAR                     SIX MONTHS          YEAR
                                                         ENDED             ENDED                       ENDED            ENDED
                                                      JANUARY 31,        JULY 31,                   JANUARY 31,       JULY 31,
                                                        2009(a)            2008                       2009(a)           2008
                                                    ------------     -------------               -------------    -------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                                      840,389,332     1,815,668,264               4,665,383,389    9,279,562,987
  Shares issued in connection with acquisition
     of Government Money Market Fund ~                        NA       114,584,790                         NA               NA
  Dividends reinvested                                 1,391,460         4,257,721                  12,892,414       43,313,612
  Shares redeemed                                   (936,013,116)   (1,647,434,091)             (4,591,788,876)  (8,629,779,632)
                                                    ------------    --------------              --------------   --------------
  Total Institutional Shares                         (94,232,324)      287,076,684                  86,486,927      693,096,967
                                                    ------------    --------------              --------------   --------------

Class A Shares
  Shares issued                                      618,665,453       772,343,518                          NA               NA
  Shares issued in connection with acquisition
     of Government Money Market Fund ~                        NA        90,753,659                          NA               NA
  Shares issued in conversion from Advisor Class @            NA           178,339                          NA               NA
  Dividends reinvested                                 6,004,812        21,637,624                          NA               NA
  Shares redeemed                                   (734,797,488)     (788,502,287)                         NA               NA
                                                    ------------    --------------              --------------   --------------
  Total Class A Shares                              (110,127,223)       96,410,853                          NA               NA
                                                    ------------    --------------              --------------   --------------

Class B Shares
  Shares issued                                        2,214,655         1,647,430                          NA               NA
  Dividends reinvested                                     5,737            18,913                          NA               NA
  Shares redeemed                                     (1,269,215)         (742,961)                         NA               NA
                                                    ------------    --------------              --------------   --------------
  Total Class B Shares                                   951,177           923,382                          NA               NA
                                                    ------------    --------------              --------------   --------------

Class C Shares
  Shares issued                                          397,021           261,703                          NA               NA
  Dividends reinvested                                     5,217            27,058                          NA               NA
  Shares redeemed                                       (517,016)         (251,679)                         NA               NA
                                                    ------------    --------------              --------------   --------------
  Total Class C Shares                                  (114,778)           37,082                          NA               NA
                                                    ------------    --------------              --------------   --------------

Advisor Shares
  Shares issued                                               NA             3,046                          NA               NA
  Dividends reinvested                                        NA             2,730                          NA               NA
  Shares redeemed                                             NA          (242,902)                         NA               NA
                                                    ------------    --------------              --------------   --------------
  Total Advisor Shares                                        NA          (237,126)                         NA               NA
                                                    ------------    --------------              --------------   --------------

Select Shares
  Shares issued                                               NA                NA                 385,308,079      667,561,897
  Dividends reinvested                                        NA                NA                     910,526        2,537,089
  Shares redeemed                                             NA                NA                (333,157,961)    (619,584,202)
                                                    ------------    --------------              --------------   --------------
  Total Select Shares                                         NA                NA                  53,060,644       50,514,784
                                                    ------------    --------------              --------------   --------------

Preferred Shares
  Shares issued                                               NA                NA                 757,002,226    2,661,633,186
  Dividends reinvested                                        NA                NA                   1,083,005        4,179,027
  Shares redeemed                                             NA                NA                (748,255,565)  (2,631,945,550)
                                                    ------------    --------------              --------------   --------------
  Total Preferred Shares                                      NA                NA                   9,829,666       33,866,663
                                                    ------------    --------------              --------------   --------------

Trust Shares
  Shares issued                                               NA                NA                 215,423,907      455,625,287
  Dividends reinvested                                        NA                NA                     321,654        1,074,751
  Shares redeemed                                             NA                NA                (207,639,506)    (376,068,648)
                                                    ------------    --------------              --------------   --------------
  Total Trust Shares                                          NA                NA                   8,106,055       80,631,390
                                                    ------------    --------------              --------------   --------------
                                                        INSTITUTIONAL GOVERNMENT                          U.S. TREASURY
                                                              MONEY MARKET                                 MONEY MARKET
                                                    -------------------------------             -------------------------------
                                                       SIX MONTHS          YEAR                    SIX MONTHS         YEAR
                                                          ENDED            ENDED                      ENDED           ENDED
                                                       JANUARY 31,       JULY 31,                  JANUARY 31,      JULY 31,
                                                         2009(a)           2008                      2009(a)          2008
                                                    --------------   --------------             --------------   --------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                                      3,816,338,390    4,218,113,932              3,338,608,976    3,009,576,882
  Shares issued in connection with acquisition
     of Government Money Market Fund ~                          NA               NA                         NA               NA
  Dividends reinvested                                   4,172,161        8,297,672                  1,646,307        3,265,423
  Shares redeemed                                   (2,830,521,634)  (3,932,555,301)            (2,847,442,228)  (2,215,814,929)
                                                    --------------   --------------             --------------   --------------
  Total Institutional Shares                           989,988,917      293,856,303                492,813,055      797,027,376
                                                    --------------   --------------             --------------   --------------

Class A Shares
  Shares issued                                                 NA               NA                         NA               NA
  Shares issued in connection with acquisition
     of Government Money Market Fund ~                          NA               NA                         NA               NA
  Shares issued in conversion from Advisor Class @              NA               NA                         NA               NA
  Dividends reinvested                                          NA               NA                         NA               NA
  Shares redeemed                                               NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------
  Total Class A Shares                                          NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------

Class B Shares
  Shares issued                                                 NA               NA                         NA               NA
  Dividends reinvested                                          NA               NA                         NA               NA
  Shares redeemed                                               NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------
  Total Class B Shares                                          NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------

Class C Shares
  Shares issued                                                 NA               NA                         NA               NA
  Dividends reinvested                                          NA               NA                         NA               NA
  Shares redeemed                                               NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------
  Total Class C Shares                                          NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------

Advisor Shares
  Shares issued                                                 NA               NA                         NA               NA
  Dividends reinvested                                          NA               NA                         NA               NA
  Shares redeemed                                               NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------
  Total Advisor Shares                                          NA               NA                         NA               NA
                                                    --------------   --------------             --------------   --------------

Select Shares
  Shares issued                                        229,144,105      213,606,505                 63,752,446      348,155,051
  Dividends reinvested                                     425,188          615,050                     13,057           10,580
  Shares redeemed                                     (206,272,664)    (184,411,112)               (26,424,466)    (391,477,414)
                                                    --------------   --------------             --------------   --------------
  Total Select Shares                                   23,296,629       29,810,443                 37,341,037      (43,311,783)
                                                    --------------   --------------             --------------   --------------

Preferred Shares
  Shares issued                                        595,201,380    1,172,811,192                849,776,523    2,317,188,382
  Dividends reinvested                                   1,830,000        5,900,344                    291,194        1,231,619
  Shares redeemed                                     (415,862,427)  (1,157,858,627)              (842,807,663)  (2,310,106,806)
                                                    --------------   --------------             --------------   --------------
  Total Preferred Shares                               181,168,953       20,852,909                  7,260,054        8,313,195
                                                    --------------   --------------             --------------   --------------

Trust Shares
  Shares issued                                        210,268,583      360,941,316                226,014,328      577,531,488
  Dividends reinvested                                     234,400          515,231                        375               --
  Shares redeemed                                     (178,496,862)    (270,265,761)              (240,019,539)    (507,943,553)
                                                    --------------   --------------             --------------   --------------
  Total Trust Shares                                    32,006,121       91,190,786                (14,004,836)      69,587,935
                                                    --------------   --------------             --------------   --------------

--------------------------------------------------------------------------------
(a)  Unaudited
*    Share transactions are at a Net Asset Value of $1.00 per share.
~    Shares merged November 16, 2007.
@    Advisor shares merged into Class A shares on November 26, 2007.

                       See notes to financial statements.


                                  22-23 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               NET REALIZED
                                                            NET ASSET                         AND UNREALIZED          LESS
                                                             VALUE,               NET            GAINS/          DISTRIBUTIONS
                                                           BEGINNING          INVESTMENT      (LOSSES) FROM           TO
                                                           OF PERIOD            INCOME         INVESTMENTS       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                            $1.00                --^             --^                   --^
------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.04(3)@          --^                (0.04)
Year ended 7/31/06                                            $1.00              0.03              --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01              --^                (0.01)
Year ended 7/31/04                                            $1.00                --^             --^                   --^
------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.04(3)@          --^                (0.04)
Year ended 7/31/06                                            $1.00              0.03              --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01              --^                (0.01)
Year ended 7/31/04                                            $1.00                --^             --^                   --^
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^                (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------------
                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                          ----------------------------------------------------------
                                                                                         RATIOS OF       RATIOS OF         RATIOS OF
                                                                              NET        EXPENSES        EXPENSES             NET
                                             NET ASSET                      ASSETS,         TO              TO            INVESTMENT
                                              VALUE,                        END OF        AVERAGE         AVERAGE           INCOME
                                              END OF        TOTAL           PERIOD          NET             NET           TO AVERAGE
                                              PERIOD       RETURN          (000 'S)      ASSETS (a)      ASSETS (b)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                     $1.00        1.00%*        $  798,518        0.65%**#        0.57%**#         2.00%**
Year ended 7/31/08                             $1.00        3.65%         $  892,765        0.66%           0.54%            3.44%
Year ended 7/31/07                             $1.00        4.94%         $  605,987        0.66%           0.54%            4.82%
Year ended 7/31/06                             $1.00        3.97%         $  563,551        0.66%           0.54%            3.81%
Year ended 7/31/05                             $1.00        1.91%         $  958,735        0.65%           0.54%            1.86%
Year ended 7/31/04                             $1.00        0.65%         $1,064,622        0.66%           0.54%            0.64%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Six months ended 1/31/09 +                     $1.00        0.88%*        $  611,339        0.90%**#        0.82%**#         1.76%**
Year ended 7/31/08                             $1.00        3.40%         $  721,478        0.91%           0.79%            3.22%
Year ended 7/31/07                             $1.00        4.67%         $  625,362        0.91%           0.79%            4.57%
Year ended 7/31/06                             $1.00        3.71%         $  455,183        0.91%           0.79%            3.65%
Year ended 7/31/05                             $1.00        1.66%         $  464,391        0.90%           0.79%            1.67%
Year ended 7/31/04                             $1.00        0.40%         $  387,424        0.91%           0.79%            0.40%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Six months ended 1/31/09 +                     $1.00        0.50%*        $    3,341        1.65%**#        1.57%**#         0.96%**
Year ended 7/31/08                             $1.00        2.62%         $    2,390        1.66%           1.54%            2.40%
Year ended 7/31/07                             $1.00        3.90%         $    1,468        1.66%           1.54%            3.83%
Year ended 7/31/06                             $1.00        2.94%         $    1,216        1.66%           1.54%            2.84%
Year ended 7/31/05                             $1.00        0.95%         $    1,340        1.66%           1.51%            1.14%
Year ended 7/31/04                             $1.00        0.24%         $    1,651        1.66%           0.95%            0.23%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Six months ended 1/31/09 +                     $1.00        0.50%*        $      988        1.65%**#        1.57%**#         1.01%**
Year ended 7/31/08                             $1.00        2.63%         $    1,103        1.66%           1.54%            2.53%
Year ended 7/31/07                             $1.00        3.90%         $    1,066        1.66%           1.54%            3.82%
Year ended 7/31/06                             $1.00        2.93%         $      879        1.66%           1.54%            2.80%
Year ended 7/31/05                             $1.00        0.95%         $    1,474        1.65%           1.46%            0.85%
Year ended 7/31/04                             $1.00        0.23%         $    2,843        1.66%           0.98%            0.25%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                     $1.00        1.19%*        $2,466,838        0.65%**#        0.24%**#         2.32%**
Year ended 7/31/08                             $1.00        3.96%         $2,380,397        0.64%           0.21%            3.82%
Year ended 7/31/07                             $1.00        5.27%         $1,687,392        0.64%           0.21%            5.14%
Year ended 7/31/06                             $1.00        4.30%         $1,263,609        0.65%           0.21%            4.25%
Year ended 7/31/05                             $1.00        2.24%         $1,077,260        0.65%           0.21%            2.24%
Year ended 7/31/04                             $1.00        0.98%         $1,049,608        0.65%           0.22%            0.98%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                     $1.00        1.15%*        $  163,467        0.73%**#        0.32%**#         2.24%**
Year ended 7/31/08                             $1.00        3.87%         $  110,410        0.73%           0.29%            3.47%
Year ended 7/31/07                             $1.00        5.19%         $   59,901        0.72%           0.28%            5.07%
Year ended 7/31/06                             $1.00        4.22%         $   35,579        0.73%           0.29%            4.16%
Year ended 7/31/05                             $1.00        2.15%         $   23,924        0.73%           0.29%            2.23%
10/20/03(c) to 7/31/04                         $1.00        0.70%*        $   13,267        0.73%**         0.30%**          0.92%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                     $1.00        1.11%*        $  131,315        0.80%**#        0.39%**#         2.16%**
Year ended 7/31/08                             $1.00        3.80%         $  121,489        0.79%           0.36%            3.66%
Year ended 7/31/07                             $1.00        5.12%         $   87,627        0.79%           0.35%            5.00%
Year ended 7/31/06                             $1.00        4.15%         $   98,263        0.81%           0.36%            4.21%
Year ended 7/31/05                             $1.00        2.08%         $   23,178        0.80%           0.36%            1.99%
10/20/03(c) to 7/31/04                         $1.00        0.65%*        $   27,206        0.80%**         0.37%**          0.85%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                     $1.00        1.06%*        $  319,628        0.90%**#        0.49%**#         2.08%**
Year ended 7/31/08                             $1.00        3.70%         $  311,528        0.89%           0.46%            3.60%
Year ended 7/31/07                             $1.00        5.01%         $  230,909        0.89%           0.45%            4.90%
Year ended 7/31/06                             $1.00        4.04%         $  160,782        0.91%           0.46%            4.18%
Year ended 7/31/05                             $1.00        1.98%         $   25,047        0.90%           0.46%            2.01%
10/20/03(c) to 7/31/04                         $1.00        0.57%*        $   17,591        0.90%**         0.47%**          0.75%**
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                  24-25 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               NET REALIZED
                                                            NET ASSET                         AND UNREALIZED         LESS
                                                             VALUE,               NET            GAINS/         DISTRIBUTIONS
                                                           BEGINNING          INVESTMENT      (LOSSES) FROM          TO
                                                           OF PERIOD            INCOME         INVESTMENTS      SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^              (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^              (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --               (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^              (0.01)
Year ended 7/31/08                                            $1.00              0.04(3)           --^              (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --               (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^              (0.01)
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)           --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --               (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                                    $1.00              0.01(3)           --^              (0.01)
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)           --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --               (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                                    $1.00                --^(3)          --^                 --^
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^              (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                                    $1.00                --^(3)          --^                 --^
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^              (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                                    $1.00                --^(3)          --^                 --^
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^              (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^              (0.01)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                                    $1.00                --^(3)          --^                 --^
Year ended 7/31/08                                            $1.00              0.03(3)           --^              (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^              (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^              (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^              (0.02)
10/20/03(c) to 7/31/04                                        $1.00                --^             --^                 --^
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------
                                                                                        RATIOS OF        RATIOS OF        RATIOS OF
                                                                            NET        EXPENSES         EXPENSES             NET
                                           NET ASSET                      ASSETS,         TO               TO            INVESTMENT
                                            VALUE,                        END OF        AVERAGE          AVERAGE           INCOME
                                            END OF         TOTAL          PERIOD          NET              NET           TO AVERAGE
                                            PERIOD        RETURN         (000 'S)      ASSETS (a)       ASSETS (b)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                  $1.00          0.86%*       $1,770,863        0.64%**#         0.23%**#         1.57%**
Year ended 7/31/08                          $1.00          3.66%        $  780,910        0.64%            0.21%            3.33%
Year ended 7/31/07                          $1.00          5.21%        $  487,057        0.66%            0.21%            5.08%
Year ended 7/31/06                          $1.00          4.23%        $  304,332        0.66%            0.21%            4.24%
Year ended 7/31/05                          $1.00          2.17%        $  264,707        0.66%            0.21%            2.16%
Year ended 7/31/04                          $1.00          0.86%        $  223,852        0.66%            0.31%            0.79%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                  $1.00          0.82%*       $   67,088        0.72%**#         0.31%**#         1.57%**
Year ended 7/31/08                          $1.00          3.58%        $   43,793        0.72%            0.29%            2.99%
Year ended 7/31/07                          $1.00          5.13%        $   13,983        0.74%            0.29%            5.00%
Year ended 7/31/06                          $1.00          4.14%        $    6,337        0.75%            0.29%            4.22%
Year ended 7/31/05                          $1.00          2.09%        $    2,176        0.74%            0.30%            1.83%
10/20/03(c) to 7/31/04                      $1.00          0.65%*       $    5,202        0.75%**          0.30%**          0.82%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                  $1.00          0.78%*       $  427,157        0.79%**#         0.38%**#         1.48%**
Year ended 7/31/08                          $1.00          3.51%        $  245,995        0.79%            0.36%            3.33%
Year ended 7/31/07                          $1.00          5.05%        $  225,141        0.81%            0.36%            4.93%
Year ended 7/31/06                          $1.00          4.07%        $  190,260        0.82%            0.36%            3.98%
Year ended 7/31/05                          $1.00          2.02%        $  228,555        0.81%            0.36%            1.96%
10/20/03(c) to 7/31/04                      $1.00          0.59%*       $  276,373        0.82%**          0.37%**          0.75%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                  $1.00          0.73%*       $  251,874        0.89%**#         0.48%**#         1.41%**
Year ended 7/31/08                          $1.00          3.41%        $  219,872        0.89%            0.46%            3.17%
Year ended 7/31/07                          $1.00          4.95%        $  128,682        0.91%            0.46%            4.83%
Year ended 7/31/06                          $1.00          3.97%        $   96,003        0.92%            0.46%            3.85%
Year ended 7/31/05                          $1.00          1.92%        $  120,743        0.91%            0.46%            1.96%
10/20/03(c) to 7/31/04                      $1.00          0.51%*       $   70,270        0.92%**          0.47%**          0.66%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/09 +                  $1.00          0.41%*       $1,709,846        0.65%**#         0.24%**#         0.75%**
Year ended 7/31/08                          $1.00          3.21%        $1,217,028        0.63%            0.21%            2.78%
Year ended 7/31/07                          $1.00          5.15%        $  420,260        0.65%            0.21%            5.02%
Year ended 7/31/06                          $1.00          4.13%        $  386,757        0.65%            0.21%            4.11%
Year ended 7/31/05                          $1.00          2.08%        $  295,584        0.65%            0.21%            2.01%
Year ended 7/31/04                          $1.00          0.80%        $  399,195        0.65%            0.30%            0.74%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Six months ended 1/31/09 +                  $1.00          0.38%*       $   57,873        0.73%**#         0.32%**#         0.55%**
Year ended 7/31/08                          $1.00          3.10%        $   20,532        0.72%            0.29%            3.74%
Year ended 7/31/07                          $1.00          5.06%        $   63,885        0.73%            0.29%            4.93%
Year ended 7/31/06                          $1.00          4.05%        $   61,992        0.73%            0.29%            3.95%
Year ended 7/31/05                          $1.00          2.00%        $   83,171        0.73%            0.29%            2.01%
10/20/03(c) to 7/31/04                      $1.00          0.59%*       $   93,233        0.73%**          0.30%**          0.76%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Six months ended 1/31/09 +                  $1.00          0.34%*       $  488,171        0.80%**#         0.39%**#         0.67%**
Year ended 7/31/08                          $1.00          3.06%        $  480,906        0.79%            0.36%            3.01%
Year ended 7/31/07                          $1.00          4.99%        $  472,893        0.80%            0.36%            4.87%
Year ended 7/31/06                          $1.00          3.98%        $  625,196        0.80%            0.36%            3.85%
Year ended 7/31/05                          $1.00          1.93%        $  766,688        0.80%            0.36%            1.85%
10/20/03(c) to 7/31/04                      $1.00          0.54%*       $1,102,963        0.80%**          0.37%**          0.69%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Six months ended 1/31/09 +                  $1.00          0.29%*       $  130,085        0.90%**#         0.48%**#         0.57%**
Year ended 7/31/08                          $1.00          2.95%        $  144,089        0.88%            0.46%            2.61%
Year ended 7/31/07                          $1.00          4.88%        $   74,548        0.90%            0.46%            4.77%
Year ended 7/31/06                          $1.00          3.87%        $  113,124        0.90%            0.46%            3.79%
Year ended 7/31/05                          $1.00          1.83%        $  118,018        0.90%            0.46%            1.78%
10/20/03(c) to 7/31/04                      $1.00          0.46%*       $  165,402        0.90%**          0.47%**          0.58%**
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.


                                  26-27 spread

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)  Before waivers and reimbursements
(b)  Net of waivers and reimbursements
(c)  Reflects date of commencement of operations.
^    Amount is less than $0.005 per share.
+    Unaudited.
*    Not annualized.
**   Annualized.
(3)  Average shares method used in calculation.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.
# Includes expense for the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.
     Prime Money Market                                      0.03%
     Institutional Money Market                              0.03%
     Institutional Government Money Market                   0.02%
     U.S. Treasury Money Market                              0.03%


                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-five separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

FUND NAME

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional
   Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares:
Institutional, Class A, Class B and Class C shares. Prime Money Market's Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATIONS--Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trust's Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities; a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

LENDING PORTFOLIO SECURITIES--Each Fund (except U.S. Treasury Money Market) may lend securities up to 33(1)/3% of the Fund's total assets (plus the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street" or the "Lending Agent"), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. As of January 31, 2009, no funds had securities on loan.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

Other--Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and distribution fees.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

FEDERAL TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 31, 2008. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At January 31, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

RECENT ACCOUNTING PRONOUNCEMENTS--The Funds implemented Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, issued by the Financial Accounting Standards Board ("FASB") as of July 31, 2008. See Note 7.

In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 may require enhanced disclosures about Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

(3) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fee, waiver and expense limitations.

ADMINISTRATION FEE--FTAM is the Trust's administrator the ("Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


         ADMINISTRATION FEE         TRUST AVERAGE DAILY NET ASSETS
         -----------------------------------------------------------------
         0.20%                      Up to $1 billion
         0.18%                      In excess of $1 billion up to $2 billion
         0.17%                      In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual per class, per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS--In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on November 28, 2009. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                       CLASS EXPENSE LIMITATION *
                                                                            -------------------------------------------------
                                                                   ADMINI-                                         REIMBURSE-
                                               ADVISORY  EXPENSE  STRATION                                            MENT
                                     ADVISORY     FEE    LIMITA-    FEE     INSTITU-                                RECOVER-
FUND                                    FEE     WAIVER   TION **   WAIVER    TIONAL        A        B         C      ABLE***
-----------------------------------------------------------------------------------------------------------------------------
Prime Money Market                     0.40%       NA       C       0.08%     0.54%      0.79%    1.54%     1.54%  $  122,802
Institutional Money Market             0.40%    0.30%       C       0.07%     0.21%         NA       NA        NA  $1,782,054
Institutional Government Money Market  0.40%    0.30%       C      0.045%     0.21%         NA       NA        NA  $1,560,572
U.S. Treasury Money Market             0.40%    0.30%       C       0.10%     0.21%         NA       NA        NA  $1,586,551

* The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The annual limitations are 0.29%, 0.36% and 0.46%, respectively, for the Select, Preferred and Trust Shares of each of Institutional Money Market, Institutional Government Money Market, and U.S. Treasury Money Market.

**   C - Contractual

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2008 through January 31, 2009.

ACCOUNTING AND CUSTODY FEES--FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

         ACCOUNTING FEE               FUND AVERAGE DAILY NET ASSETS
         --------------               -----------------------------
         0.020%                       Up to $500 million
         0.015%                       In excess of $500 million up to $1 billion
         0.010%                       In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


         CLASS             DISTRIBUTION/SERVICING FEE
         -------           --------------------------
         Class A           0.25%
         Class B           1.00%
         Class C           0.75%

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $3,782 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,624,872 for the period ended as of the report date. The Distributor voluntarily waived shareholder servicing fees of $84 in Prime Money Market and $8,675 in U.S Treasury Money Market during the period.

ADMINISTRATIVE SERVICING FEE--The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

         CLASS             ADMINISTRATIVE SERVICES FEE
         -------           ---------------------------
         Class C           0.25%
         Select            0.08%
         Preferred         0.15%
         Trust             0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $185,000 from the Trust in service fees for the period ended as of this report date.

OTHER--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES--Citi (formerly BISYS Fund Services, Inc. ("Citi"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of Citi or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


(4) LINE OF CREDIT

The Funds of the Trust have an uncommitted unsecured line of credit facility that expired January 30, 2009 with State Street. As of the date of this report, the line of credit facility was extended through February 9, 2009. The Funds subsequently entered into an amendment to the line of credit facility on February 9, 2009, so that the facility will expire on January 29, 2010. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33(1)/3% of the Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the period the agreement was in place.

(5) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2008 and 2007 was as follows:

                                            JULY 31, 2008                                    JULY 31, 2007
                           ---------------------------------------------    ---------------------------------------------
                                                 TAX           TOTAL                             TAX            TOTAL
                           ORDINARY INCOME     EXEMPT      DISTRIBUTIONS    ORDINARY INCOME     EXEMPT      DISTRIBUTIONS
                            DISTRIBUTIONS   DISTRIBUTIONS      PAID          DISTRIBUTIONS   DISTRIBUTIONS       PAID
                           ---------------  -------------  -------------    ---------------  -------------  -------------
Prime Money Market           $ 48,480,925           $ --    $ 48,480,925      $54,639,437           $  --    $54,639,437
Institutional Money Market    101,931,130             --     101,931,130       93,444,119              --     93,444,119
Institutional Government
   Money Market                43,035,240             --      43,035,240       36,302,447              --     36,302,447
U.S. Treasury Money Market     41,369,495             --      41,369,495       55,940,604              --     55,940,604

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                    TOTAL
                                                               ACCUMULATED       ACCUMULATED
                          UNDISTRIBUTED TAX   UNDISTRIBUTED    CAPITAL AND        EARNINGS/
                            EXEMPT INCOME    ORDINARY INCOME   OTHER LOSSES       (DEFICIT)
                          -----------------  ---------------   ------------     ------------
Prime Money Market              $  --            $82,621        $(202,516)        $(119,895)
Institutional Money Market         --             53,183         (118,350)          (65,167)
Institutional Government
   Money Market                    --             26,879           (1,459)           25,420
U.S. Treasury Money Market         --             10,442          (58,816)          (48,374)

As of July 31, 2008, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

                                             EXPIRATION YEAR               TOTAL
                                 ------------------------------------    -------
                                    2009     2010       2014    2015
                                    ----     ----       ----    ----
Prime Money Market               $    --      $--    $92,314      $--    $92,314
Institutional Money Market            --       --        696       --        696
U.S. Treasury Money Market        58,816       --         --       --     58,816

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Funds deferred to August 1, 2008 post October capital losses of:

                                                CAPITAL LOSSES
                                                --------------
         Prime Money Market                        $114,669
         Institutional Money Market                 117,541

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

During the year ended July 31, 2008, the funds used capital loss carryforwards in the following amounts:

                                                CAPITAL LOSSES
                                                --------------
         Institutional Government Money Market     $   295
         U.S. Treasury Money Market                 62,960

(6) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

(7) FAIR VALUE MEASUREMENTS

Effective August 1, 2008, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive or pay to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels based upon inputs using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2009 in valuing the Funds' assets and liabilities:

                                                    FAIR VALUE MEASUREMENT AT 01/31/2009 USING
                                           -----------------------------------------------------------
                                              QUOTED PRICES
                                            IN ACTIVE MARKETS    SIGNIFICANT OTHER     SIGNIFICANT
                                              FOR IDENTICAL        OBSERVABLE         UNOBSERVABLE
                                              INVESTMENTS             INPUTS              INPUTS           VALUE AT
                                                (LEVEL 1)            (LEVEL 2)           (LEVEL 3)          1/31/09
                                           -------------------------------------------------------------------------
          Prime Money Market
-----------------------------------------
Investments, at value                        $124,966,153         $1,301,139,792            $--       $1,426,105,945
Other financial instruments*                           --                     --             --                   --
-----------------------------------------  -------------------------------------------------------------------------
Total                                        $124,966,153         $1,301,139,792            $--       $1,426,105,945
                                           =========================================================================

      Institutional Money Market
-----------------------------------------
Investments, at value                        $243,927,842         $2,855,741,987            $--       $3,099,669,829
Other financial instruments*                           --                     --             --                   --
-----------------------------------------  -------------------------------------------------------------------------
Total                                        $243,927,842         $2,855,741,987            $--       $3,099,669,829
                                           =========================================================================

 Institutional Government Money Market
-----------------------------------------
Investments, at value                        $219,560,289         $2,318,977,533            $--       $2,538,537,822
Other financial instruments*                            --                    --             --                   --
-----------------------------------------  -------------------------------------------------------------------------
Total                                        $219,560,289         $2,318,977,533            $--       $2,538,537,822
                                           =========================================================================

      U.S. Treasury Money Market
-----------------------------------------
Investments, at value                        $155,884,517         $2,226,360,343            $--       $2,382,244,860
Other financial instruments*                           --                     --             --                   --
-----------------------------------------  -------------------------------------------------------------------------
Total                                        $155,884,517         $2,226,360,343            $--       $2,382,244,860
                                           =========================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------


For fair value measurements using significant unobservable inputs (Level 3), FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 hierarchy categorization during the period. Level 3 holdings transfer in at beginning of period values and transfer out at end of period values. Total realized and unrealized gains and losses of Level 3 holdings are included in net realized and unrealized gains and losses in the Funds' Statements of Operations. The Funds did not have Level 3 holdings at the beginning or end of the period ended January 31, 2009.

(8) U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Funds have entered into a Guarantee Agreement with the U.S. Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and a Fund liquidates its holdings, the Program will provide coverage to Shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009. The Secretary of the Treasury may continue to extend the Program beyond April 30, 2009, through the close of business on September 18, 2009. If the Program is extended again, the Funds will consider whether to participate. Participation in the initial term and the extended Program required a payment to the Treasury of 0.01% and 0.015%, respectively, multiplied by the number of each Fund's shares outstanding as of September 19, 2008. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

                                                               FIFTH THIRD FUNDS
                                            SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


APPROVAL OF THE MANAGEMENT AGREEMENT

The Board of Trustees, at a meeting held on September 9, 2008, formally considered the continuance of the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Adviser") with respect to all Funds of the Trust and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. ("Fort Washington" or, also a "Sub-Adviser") with respect to the Fifth Third High Yield Bond Fund. All the above-referenced agreements are collectively the "Advisory Agreements" and are performed by the "Advisers"; the action considered was the "Continuance" of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. A detailed presentation was also provided by the Sub-Adviser. The Board deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable, and that the Continuance of the Advisory Agreements, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent, and Quality of Services Provided by the Advisers

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of each Adviser to provide high quality service to the Trust, and the Trustees' overall confidence in each Adviser's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of each Adviser. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark and peer group. In the Trustees' review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers.

With respect to the Fifth Third Mid Cap Growth Fund, FTAM indicated that the Fund was now managed by a Minneapolis-based FTAM team and had recently lagged its peers and benchmark. FTAM attributed the underperformance to a concentration of investments in the lower end of the mid cap spectrum, as well as to disappointing stock selection. FTAM indicated that its Chief Investment Officer was now more intensely involved in the management of the Fund. FTAM also noted that the Fund's longer term performance was not attributable to the current management team. With respect to the Fifth Third Total Return Bond Fund, FTAM explained that underperformance against peers and benchmarks was attributable to significant losses in a number of portfolio securities and a difficult bond market.

The Trustees noted that the Fifth Third Micro Cap Value Fund had lagged its Lipper peer group on a one-, three-, and five year basis, but noted that the Fund had outperformed its benchmark during the same periods. Representatives of FTAM observed that Lipper did not maintain a peer group of strictly micro cap funds - a fact that made Lipper peer comparisons considerably less useful than would otherwise be the case.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that would be continued or implemented in the upcoming year.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the "investment advisory fees") were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented FTAM's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs, and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. With respect to Fort Washington, the Trustees noted that sub-advisory fees are paid by FTAM, rather than directly from the Fund's assets. Based on their review, the Trustees concluded that the profitability to FTAM and Fort Washington, as a result of their relationships with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreements were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees found that the Adviser had generally reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints (except with respect to the Fifth Third International Equity Fund, for which contractual breakpoints were in place), and found that the contractual expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

The Trustees noted the proposed fee reductions with respect to the Fifth Third All Cap Value Fund, the Fifth Third Disciplined Large Cap Value Fund, the Fifth Third Mid Cap Growth Fund, the Fifth Third Strategic Income Fund, and the Fifth Third Total Return Bond Fund. The Trustees also considered the fee waivers and/or expense limitations previously enacted and proposed for extension for the Fifth Third Dividend Growth Fund, the Fifth Third Equity Index Fund, the Fifth Third High Yield Bond Fund, the Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third International Equity Fund, the Fifth Third LifeModel Aggressive FundSM, the Fifth Third LifeModel Conservative FundSM, the Fifth Third LifeModel Moderate FundSM, the Fifth Third LifeModel Moderately Aggressive FundSM, the Fifth Third LifeModel Moderately Conservative FundSM, the Fifth Third Micro Cap Value Fund, the Fifth Third Prime Money Market Fund, the Fifth Third Quality Growth Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Small Cap Growth Fund, the Fifth Third Small Cap Value Fund, the Fifth Third Structured Large Cap Plus Fund, and the Fifth Third U.S. Treasury Money Market Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 through January 31, 2009

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense).

                                                                                             EXPENSE            EXPENSE
                                                               BEGINNING      ENDING          PAID               RATIO
                                                                 ACCOUNT      ACCOUNT        DURING              DURING
                                                                  VALUE        VALUE         PERIOD*             PERIOD
                                                                 8/1/08       1/31/09    8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                                 ------       -------    ----------------   ----------------
Prime Money Market                     Institutional Shares    $1,000.00     $1,010.00         $2.89              0.57%
                                       Class A Shares           1,000.00      1,008.80          4.15              0.82%
                                       Class B Shares           1,000.00      1,005.00          7.93              1.57%
                                       Class C Shares           1,000.00      1,005.00          7.93              1.57%

Institutional Money Market             Institutional Shares     1,000.00      1,011.90          1.22              0.24%
                                       Select Shares            1,000.00      1,011.50          1.62              0.32%
                                       Preferred Shares         1,000.00      1,011.10          1.98              0.39%
                                       Trust Shares             1,000.00      1,010.60          2.48              0.49%

Institutional Government Money Market  Institutional Shares     1,000.00      1,008.60          1.22              0.23%
                                       Select Shares            1,000.00      1,008.20          1.57              0.31%
                                       Preferred Shares         1,000.00      1,007.80          1.92              0.38%
                                       Trust Shares             1,000.00      1,007.30          2.43              0.48%

U.S. Treasury Money Market             Institutional Shares     1,000.00      1,004.10          1.21              0.24%
                                       Select Shares            1,000.00      1,003.80          1.67              0.32%
                                       Preferred Shares         1,000.00      1,003.40          1.97              0.39%
                                       Trust Shares             1,000.00      1,002.90          2.42              0.48%

--------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense).

                                                                                             EXPENSE            EXPENSE
                                                               BEGINNING      ENDING          PAID               RATIO
                                                                 ACCOUNT      ACCOUNT        DURING              DURING
                                                                  VALUE        VALUE         PERIOD*             PERIOD
                                                                 8/1/08       1/31/09    8/1/08 - 1/31/09   8/1/08 - 1/31/09
                                                                 ------       -------    ----------------   ----------------
Prime Money Market                     Institutional Shares    $1,000.00     $1,022.33         $2.91              0.57%
                                       Class A Shares           1,000.00      1,021.07          4.18              0.82%
                                       Class B Shares           1,000.00      1,017.29          7.98              1.57%
                                       Class C Shares           1,000.00      1,017.29          7.98              1.57%

Institutional Money Market             Institutional Shares     1,000.00      1,024.00          1.22              0.24%
                                       Select Shares            1,000.00      1,023.59          1.63              0.32%
                                       Preferred Shares         1,000.00      1,023.24          1.99              0.39%
                                       Trust Shares             1,000.00      1,022.74          2.50              0.49%

Institutional Government Money Market  Institutional Shares     1,000.00      1,024.00          1.22              0.23%
                                       Select Shares            1,000.00      1,023.64          1.58              0.31%
                                       Preferred Shares         1,000.00      1,023.29          1.94              0.38%
                                       Trust Shares             1,000.00      1,022.79          2.45              0.48%

U.S. Treasury Money Market             Institutional Shares     1,000.00      1,024.00          1.22              0.24%
                                       Select Shares            1,000.00      1,023.54          1.68              0.32%
                                       Preferred Shares         1,000.00      1,023.24          1.99              0.39%
                                       Trust Shares             1,000.00      1,022.79          2.45              0.48%


--------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                       43

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                                       44

ADDRESSES

----------------------------------------------------------------------------------------

Fifth Third Funds                                 Fifth Third Funds
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45202

----------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant  Fifth Third Asset Management, Inc.
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45202

----------------------------------------------------------------------------------------

Distributor                                       FTAM Funds Distributor, Inc.
                                                  1290 Broadway, Suite 1100
                                                  Denver, Colorado 80203

----------------------------------------------------------------------------------------

Custodian, Sub-Accountant and Sub-Administrator   State Street Bank and Trust Company
                                                  801 Pennsylvania Avenue
                                                  Kansas City, Missouri 64105

----------------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent            Boston Financial Data Services, Inc.
                                                  30 Dan Road
                                                  Canton, Massachusetts 02021

----------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP
                                                  1055 Broadway, 10th Floor
                                                  Kansas City, MO 64105

----------------------------------------------------------------------------------------

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

Graphic

BEYOND THE TRADITIONAL



FTF1709013110                      1-800-282-5706                     SAR-MMF-09

ITEM 2. CODE OF ETHICS.

Not applicable - only for annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only for annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only for annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)  Schedule of Investments is included as part of the Semi-Annual report in
     Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable - only for annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
--------------------------------
E. Keith Wirtz
President

Date:  April 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ E. Keith Wirtz
--------------------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date:  April 3, 2009


/s/ Shannon King
--------------------------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date:  April 3, 2009